UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number:
811-21784

Name of Fund:	BlackRock Enhanced Equity Dividend Trust (BDJ)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Enhanced Equity Dividend Trust, 50 Hudson Yards, New York, NY 10001
Registrant’s telephone number, including area code: (800)
882-0052,
Option 4
Date of fiscal year end: 12/31/2024
Date of reporting period: 12/31/2024

Item 1 – Reports to Stockholders
(a) The Reports to Shareholders are attached herewith.

December 31, 2024

2024 Annual Report

BlackRock Energy and Resources Trust (BGR)
BlackRock Enhanced Equity Dividend Trust (BDJ)
BlackRock Enhanced Global Dividend Trust (BOE)
BlackRock Enhanced International Dividend Trust (BGY)
BlackRock Enhanced Large Cap Core Fund, Inc. (CII)
BlackRock Health Sciences Term Trust (BMEZ)
BlackRock Health Sciences Trust (BME)
BlackRock Innovation and Growth Term Trust (BIGZ)
BlackRock Resources & Commodities Strategy Trust (BCX)
BlackRock Science and Technology Term Trust (BSTZ)
BlackRock Science and Technology Trust (BST)
BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information
(unaudited)

Section 19(a) Notices
BlackRock Energy and Resources Trust
’
s (BGR), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Enhanced Global Dividend Trust’s (BOE), BlackRock
Enhanced International Dividend Trust’s (BGY), BlackRock Enhanced Large Cap Core Fund, Inc.’s (CII), BlackRock Health Sciences Term Trust
’
s (BMEZ), BlackRock Health
Sciences Trust’s (BME), BlackRock Innovation and Growth Term Trust
’
s (BIGZ), BlackRock Resources & Commodities Strategy Trust’s (BCX), BlackRock Science and
Technology Term Trust’s (BSTZ), BlackRock Science and Technology Trust
’
s (BST) and BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (collectively, the
"Trusts" or individually, a “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for
U.S. federal income tax purposes.
December 31, 2024

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital (a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BGR	$ 0.347383	$ —	$ —	$ 0.492017	$ 0.839400	41%	— %	— %	59%	100%
BDJ	0.360710	—	0.319390	—	0.680100	53	—	47	—	100
BOE	0.194338	—	—	0.581362	0.775700	25	—	—	75	100
BGY	0.089746	0.061249	0.263405	—	0.414400	22	14	64	—	100
CII	0.064773	—	1.170727	—	1.235500	5	—	95	—	100
BMEZ	0.025970	—	—	1.665080	1.691050	2	—	—	98	100
BME	0.077993	—	1.902998	0.624109	2.605100	3	—	73	24	100
BIGZ	—	—	—	0.833900	0.833900	—	—	—	100	100
BCX	0.228555	—	—	0.410945	0.639500	36	—	—	64	100
BSTZ	—	—	1.117905	0.901105	2.019010	—	—	55	45	100
BST	—	—	2.981387	0.018613	3.000000	—	—	99	1	100
BUI	0.295618	—	0.889886	0.281496	1.467000	20	—	61	19	100

(a)
Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at
blackrock.com
.
Section 19(b) Disclosure
Each Trust, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees (the “Board”), has adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the
“Plan”).  In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:

Trust Name	Amount Per Common Share
BGR	$ 0.097300
BDJ	0.061900
BOE	0.082700
BGY	0.042600
CII	0.141000
BMEZ	0.178090
BME	0.262100
BIGZ	0.086760
BCX	0.069700
BSTZ	0.218000
BST	0.250000
BUI	0.136000
The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as
amended (the “1940 Act”).
Shareholders should not draw any conclusions about  a Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

2024
BlackRock Annual Report to Shareholders

Supplemental Information
(unaudited) (continued)

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust
’
s shareholders if it deems such actions to be in the best interests of the
Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BDJ, BME, BST and BUI’s  prospectuses for a more complete description of each Trust’s risks.
Supplemental Information

Table of Contents

Option Over-Writing Strategy
Overview
In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue these goals primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options in an effort to generate current gains from option premiums and to enhance each Trust’s risk-adjusted return. Each Trust’s objectives cannot be achieved in all market conditions.
Each Trust primarily writes single stock covered call options and may also from time to time write single stock put options. When writing (selling) a covered call option, a Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”)
within an agreed-upon time period. The Trust receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trust. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trust realizes gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration.  The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.
Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by a Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. The premium that a Trust receives from writing a covered call option may not be sufficient to offset the potential appreciation on the underlying equity security above the strike price of the option that could have otherwise been realized by the Trust. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.
Option Over-Writing Strategy Illustration
To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.
Each Trust intends to write covered call and other options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the
Notes to Financial Statements for details of written options.
Derivative Financial Instruments
The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument.
Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts
’
successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts
’
investments in these
instruments, if any, are discussed in detail in the Notes to Financial Statements.

Option Over-Writing Strategy / Derivative Financial Instruments

Trust Summary
as of December 31, 2024

BlackRock Energy and Resources Trust (BGR)
Investment Objective
BlackRock Energy and Resources Trust
’
s
(
BGR
) (the “
Trust
”)
investment objective is to provide total return through a combination of current income and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling)
call and put options.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2024 ($12.61) (a)	9.26%
Current Monthly Distribution per Common Share (b)	$0.097300
Current Annualized Distribution per Common Share (b)	$1.167600

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	12/31/24	12/31/23	Change	High	Low
Closing Market Price	$ 12.61	$ 12.45	1.29%	$ 13.79	$ 11.87
Net Asset Value	13.77	14.13	(2.55)	15.68	13.35
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that is designed to capture the large- and mid-cap segments across developed markets countries. All securities in the index are classified in the energy sector as per the Global
Industry Classification Standard.

2024
BlackRock Annual Report to Shareholders

Trust Summary
as of December 31, 2024
(continued)

BlackRock Energy and Resources Trust (BGR)
Performance
Returns for the period ended December 31, 2024 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV (a)(b)	3.93%	8.37%	2.62%
Trust at Market Price (a)(b)	8.02	7.69	2.32
MSCI World Energy Call Overwrite Index (c)	3.79	6.37	N/A
MSCI World Energy Index	2.70	8.10	3.57

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust ’ s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI World Energy Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
The Trust outperformed in the oilfield services subsector thanks to positions in TechnipFMC PLC, which reported better-than-expected earnings driven by strong demand, and
Saipem SpA , which benefited from continued contract wins. The Trust was also helped by its underweight position in the underperforming refining subsector.
At the stock level, overweights in the pipeline operators Williams Companies, Targa Resources Corp. and TC Energy Corp. were notable contributors. The stocks rose strongly based on higher natural gas prices and expectations for increased power demand in the United States.
The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings.  The Trust’s options overlay strategy contributed negatively to relative performance for the 12-month period.
An overweight position in the exploration and production company Kosmos Energy Ltd., which reported lower production growth expectations for a key asset, was a notable detractor. An overweight in France-based TotalEnergies SE also detracted, as European integrated companies lagged their U.S. peers. In addition, zero weightings in the
U.S. midstream companies Kinder Morgan, Inc. and Oneok Inc. hurt results given the sector’s relative strength.
The Trust
’
s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on the Trust
’
s investment strategy. The distribution
policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The Trust reduced its allocation to refining companies given lower margins in the sector. It also closed positions in Canadian integrated oil company Cenovus Energy INC,
European integrated oil company BP PLC, and U.S. oilfield service company Schlumberger NV. On the other hand, added a position in Gaztransport & Technigaz SA, a specialist manufacturer of lining for LNG ships. It also added exposure to U.S. shale producers and pipeline distribution companies.
Describe portfolio positioning at period end.
The investment adviser continued to look for opportunities across the global energy sector. Key themes included a bias towards select North American energy companies and those poised to capitalize on higher natural gas volumes and growth in U.S. energy infrastructure and. The investment adviser maintained a cautious view toward the refining sub-sector, and it retained select holdings in oilfield services and integrated energy companies.
As of December 31, 2024, the Trust had in place an option overwriting program whereby 31.6% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 3.3% out of the money) and for maturities averaging 58 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.
Trust Summary

Trust Summary
as of December 31, 2024
(continued)

BlackRock Energy and Resources Trust (BGR)
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments (a)
Exxon Mobil Corp.	20.0%
Shell PLC	10.5
TotalEnergies SE	6.7
ConocoPhillips	5.4
Williams Cos., Inc.	4.9
EOG Resources, Inc.	4.2
Cheniere Energy, Inc.	4.1
Chevron Corp.	3.9
Targa Resources Corp.	3.9
Canadian Natural Resources Ltd.	3.6

INDUSTRY ALLOCATION
Industry (b)	Percent of Total Investments (a)
Oil, Gas & Consumable Fuels	95.5%
Energy Equipment & Services	4.5

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.

2024
BlackRock Annual Report to Shareholders

Trust Summary
as of December 31, 2024

BlackRock Enhanced Equity Dividend Trust (BDJ)
Investment Objective
BlackRock Enhanced Equity Dividend

Trust
’
s
(
BDJ
) (the “
Trust
”)
primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing strategy to enhance distributions to its shareholders. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities and may invest up to 20% of its total assets in equity securities of issuers that do not pay dividends. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information

Symbol on New York Stock Exchange	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2024 ($8.28) (a)	8.97%
Current Monthly Distribution per Common Share (b)	$0.061900
Current Annualized Distribution per Common Share (b)	$0.742800

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	12/31/24	12/31/23	Change	High	Low
Closing Market Price	$ 8.28	$ 7.69	7.67%	$ 9.04	$ 7.69
Net Asset Value	9.02	8.82	2.27	9.58	8.68
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.
Trust Summary

Trust Summary
as of December 31, 2024
(continued)

BlackRock Enhanced Equity Dividend Trust (BDJ)
Performance
Returns for the period ended December 31, 2024 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV (a)(b)	10.89%	7.22%	8.12%
Trust at Market Price (a)(b)	16.76	5.63	8.60
MSCI USA Value Call Overwrite Index (c)	13.48	6.00	N/A
Russell 1000 ® Value Index	14.37	8.68	8.49

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust ’ s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI USA Value Index with a 55% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Stock selection in the industrials sector contributed to relative performance, led by an overweight in SS&C Technologies Holdings, Inc. Selection in consumer discretionary also aided results, with the largest contribution coming from an overweight in General Motors Co. Selection in materials was a further positive, thanks in part to the lack of a position in Dow, Inc.
Security selection in the consumer staples sector, particularly an overweight in Dollar General Corp., detracted. Selection in healthcare was an additional detractor, due in part to an overweight in the equipment and services company Baxter International, Inc. Positioning in information technology also detracted, with the largest adverse impact coming from a zero weighting in Oracle Corp.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The options overlay strategy detracted from relative performance.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust’s allocations to the industrials and materials sectors increased due to a combination of portfolio trading activity and market price changes. The Trust’s weighting in the healthcare sector decreased. The Trust did not add any new private companies during the period.
Describe portfolio positioning at period end.
In the public portion of the portfolio, the largest sector overweights were in the communication services and materials sectors. The largest underweights were in consumer staples and real estate.
As of December 31, 2024, the Trust had in place an option overwriting program whereby 50.8% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 5.0% out of the money) and for maturities averaging approximately 55 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

2024
BlackRock Annual Report to Shareholders

Trust Summary
as of December 31, 2024
(continued)

BlackRock Enhanced Equity Dividend Trust (BDJ)
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments (a)
Wells Fargo & Co.	4.1%
Citigroup, Inc.	3.3
First Citizens BancShares, Inc.	2.9
SS&C Technologies Holdings, Inc.	2.8
Cardinal Health, Inc.	2.6
Microsoft Corp.	2.4
L3Harris Technologies, Inc.	2.2
Willis Towers Watson PLC	2.1
Medtronic PLC	2.1
CVS Health Corp.	2.0

SECTOR ALLOCATION
Sector (b)	Percent of Total Investments (a)
Financials	23.6%
Health Care	16.0
Industrials	13.3
Information Technology	10.4
Communication Services	6.8
Energy	6.5
Consumer Discretionary	6.0
Consumer Staples	5.5
Materials	5.3
Utilities	4.8
Real Estate	1.8

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Trust Summary

Trust Summary
as of December 31, 2024

BlackRock Enhanced Global Dividend Trust (BOE)
Investment Objective
BlackRock Enhanced Global Dividend

Trust
’
s
(
BOE
) (the “
Trust
”)
primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and by employing a strategy of writing (selling) call and put options. Under normal circumstances, the Trust invests at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the U.S.). The Trust may invest in securities of companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information

Symbol on New York Stock Exchange	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2024 ($10.77) (a)	9.21%
Current Monthly Distribution per Common Share (b)	$0.082700
Current Annualized Distribution per Common Share (b)	$0.992400

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	12/31/24	12/31/23	Change	High	Low
Closing Market Price	$ 10.77	$ 9.92	8.57%	$ 11.42	$ 9.81
Net Asset Value	12.05	11.81	2.03	12.83	11.53
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that captures large- and mid-cap representation across certain developed and emerging markets.

2024
BlackRock Annual Report to Shareholders

Trust Summary
as of December 31, 2024
(continued)

BlackRock Enhanced Global Dividend Trust (BOE)
Performance
Returns for the period ended December 31, 2024 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV (a)(b)	9.67%	7.03%	6.44%
Trust at Market Price (a)(b)	16.70	7.07	6.80
MSCI ACWI Call Overwrite Index (c)	17.30	7.82	N/A
MSCI ACWI	17.49	10.06	9.23

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust ’ s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI ACWI Index with a 45% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
In sector terms, positive contributions to relative performance were led by stock selection within energy. An underweight to materials and a lack of exposure to real estate also contributed.
In terms of individual positions, Taiwan Semiconductor Manufacturing Company Limited (“TSMC”) was the top contributor to relative performance. TSMC’s strong position has been made even clearer by the weakness of fellow chipmakers Samsung and Intel. TSMC Management struck a confident tone to the effect that, while the company is seeing strong growth driven by artificial intelligence (“AI”), it expects 2025 to see a broader recovery in end markets. TSMC’s dominant industry position makes it one of the strategy’s highest conviction holdings entering the new year. Williams Companies Inc., a leading U.S.-based energy infrastructure firm, saw its stock price buoyed as it posted strong second-quarter results and provided an optimistic outlook for the remainder of 2024. Additionally, the stock was boosted by the results of the U.S. presidential election which led to an outlook for a more “pro-energy” operating environment. Markets are anticipating President Trump to advocate for deregulation which may enable companies like
Williams to expand their existing gas pipeline networks with fewer environmental controls. Software company Oracle Corp. also contributed as the company’s cloud business, a crucial segment, continued to report strong revenue growth driven by rising demand related to supporting AI efforts. In addition, the announcement of new partnerships aimed at enhancing Oracle’s cloud offerings further fueled investor enthusiasm.
Stock selection weighed most heavily on relative performance within consumer staples. Stock selection in consumer discretionary and an underweight to and selection in communication services also detracted.
In terms of individual companies, a lack of exposure to semiconductor company Nvidia Corp. detracted the most. While Nvidia has so far been the market winner from AI, the current stock valuation appears overly reliant on pricing and volume trends which will be challenging to sustain. The focus of end markets is likely to shift from training models
(which benefits GPU manufacturers like Nvidia) to deploying models where greater efficiency and application-specific chips are more relevant. Multinational confectioner
Mondelez International Inc. reported a decline in revenue, largely attributed to soaring cocoa costs driven by supply tightness from poor harvests in major producing countries such as Ivory Coast and Ghana. This situation has resulted in a global cocoa deficit, pushing prices to record highs and impacting Mondelez
’
s earnings per share. Additionally,
ongoing geopolitical uncertainties and inflationary pressures have compounded operational challenges for the company, raising concerns about future profitability and market share. The Trust exited the position late in the period. Shares of Danish pharmaceutical company Novo Nordisk experienced a pullback after recent strong performance as clinical trial results for weight loss drug CagriSema failed to represent an advance over Eli Lilly’s existing entry. While this outcome has hurt the optics around Novo Nordisk’s competitive position versus Eli-Lilly, the two companies are expected to dominate the obesity treatment market for the foreseeable future, and additional CagriSema data is expected early in 2025.
The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio
’
s holdings. The Trust
’
s options overlay strategy detracted from relative
performance for the period.
The Trust’s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
During the reporting period, the Trust added exposure to the industrials, healthcare and consumer staples sectors. The Trust reduced exposure to information technology, communication services and consumer discretionary.
Trust Summary

Trust Summary
as of December 31, 2024
(continued)

BlackRock Enhanced Global Dividend Trust (BOE)
Describe portfolio positioning at period end.
At the end of the period, the Trust’s largest sector overweights were to industrials, healthcare and consumer staples. Regionally, the majority of the portfolio was listed in the
United States, with significant exposure in Europe.
As of December 31, 2024, the Trust had in place an option overwriting program whereby 43.6% of the underlying equities were overwritten with call options on individual stocks.  These call options were typically written at prices above the prevailing market prices (estimated to be 3.0% out of the money) and for maturities averaging 60 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments (a)
Microsoft Corp.	4.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5
Accenture PLC	3.2
Broadcom, Inc.	3.1
AstraZeneca PLC	3.1
Texas Instruments, Inc.	3.0
AbbVie, Inc.	2.6
RELX PLC	2.6
UnitedHealth Group, Inc.	2.6
Apple, Inc.	2.6

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments
United States	73.1%
United Kingdom	10.6
France	3.9
Taiwan	3.5
Denmark	2.4
Spain	2.0
Switzerland	1.6
Netherlands	1.5
Canada	1.4
India	— (b)

(a)	Excludes short-term securities, short investments and options, if any.
(b)	Rounds to less than 0.1%.

2024
BlackRock Annual Report to Shareholders

Trust Summary
as of December 31, 2024

BlackRock Enhanced International Dividend Trust (BGY)
Investment Objective
BlackRock Enhanced International Dividend Trust
’
s
(
BGY
) (the “
Trust
”)
primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and by employing a strategy of writing (selling) call and put options. The Trust invests, under normal circumstances, at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information

Symbol on New York Stock Exchange	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of December 31, 2024 ($5.31) (a)	9.63%
Current Monthly Distribution per Common Share (b)	$0.042600
Current Annualized Distribution per Common Share (b)	$0.511200

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	12/31/24	12/31/23	Change	High	Low
Closing Market Price	$ 5.31	$ 5.27	0.76%	$ 5.82	$ 5.13
Net Asset Value	5.91	6.21	(4.83)	6.60	5.89
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that captures large- and mid-cap representation across certain developed markets countries (excluding the United States) and certain emerging markets countries.
Trust Summary

Trust Summary
as of December 31, 2024
(continued)

BlackRock Enhanced International Dividend Trust (BGY)
Performance
Returns for the period ended December 31, 2024 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV (a)(b)	2.55%	5.70%	5.27%
Trust at Market Price (a)(b)	8.58	5.43	5.42
MSCI ACWI ex USA Call Overwrite Index (c)	5.65	2.02	N/A
MSCI ACWI ex USA Index	5.53	4.10	4.80

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust ’ s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI ACWI ex USA Index with a 45% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
In sector terms, positive contributions to relative performance were led by stock selection within information technology. An underweight to and stock selection in materials along with selection within energy also contributed during the period.
In terms of individual positions, Taiwan Semiconductor Manufacturing Company Limited (“TSMC”) was the top contributor to relative performance. TSMC’s strong position has been made even clearer by the weakness of fellow chipmakers Samsung and Intel. Management had struck a confident tone to the effect that, while the company is seeing strong growth driven by artificial intelligence (“AI”), it expected 2025 to see a broader recovery in end markets. TSMC’s dominant industry position makes it one of the strategy’s highest conviction holdings entering the new year. Exposure to ASICS Corp. also contributed meaningfully as strong results for the high-quality sportswear franchise were driven throughout the year by sales of its high-performance footwear. The Trust exited the position late in the period as the valuation target for the stock had been achieved.
A lack of exposure to Samsung Electronics Co., Ltd. contributed as the shares lagged due to disappointing execution in its semiconductor foundry business, lagging efforts to further penetrate the high bandwidth memory market, and geopolitical concerns around selling into China. Within semiconductors, the Trust was overweight in Texas
Instruments Inc., a less-AI focused chipmaker which performed well throughout the year.
Security selection within and an overweight to financials weighed most heavily on relative performance, while selection in consumer staples and communication services also detracted.
Shares of Danish pharmaceutical company Novo Nordisk experienced a pullback after recent strong performance as clinical trial results for weight loss drug CagriSema failed to represent an advance over Eli Lilly’s existing entry. While this outcome has hurt the optics around Novo Nordisk’s competitive position versus Eli-Lilly, the two companies are expected to dominate the obesity treatment market for the foreseeable future, and additional CagriSema data is expected early in 2025. LVMH Moët Hennessy Louis Vuitton
SE, the luxury brand company, faced a difficult year due to macroeconomic headwinds, shifts in consumer behavior, and indirect exposure to China. The global luxury consumer market remains weak, and given LVMH’s dependence on China the weakness of that economy has impacted the company
’
s performance. Despite uncertainty
around when consumer confidence will improve, LVMH is a fundamentally strong business poised for long-term growth. Walmart de Mexico y Centroamérica (“Walmex”)
encountered operational challenges during the period, including rising costs, sales performance issues and unfavorable market conditions. The company’s transition to an omni-channel player has progressed more slowly than anticipated, diminishing the valuation upside that had been part of the investment thesis. In addition, Walmex faces regulatory risks under Mexico’s antitrust laws. Due to the stock’s poor performance and a subsequent reevaluation of the position, the Trust exited the position.
The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted from relative performance for the reporting period. The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
During the period, the Trust reduced its exposure to the energy, healthcare, financials and materials sectors, while adding to communication services, information technology and consumer discretionary.
Describe portfolio positioning at period end.
At the end of the period, the Trust’s largest sector overweights were in industrials, information technology and communication services. Regionally, the majority of portfolio assets comprised securities listed in Europe, with particularly significant exposure in Europe excluding the United Kingdom.

2024
BlackRock Annual Report to Shareholders

Trust Summary
as of December 31, 2024
(continued)

BlackRock Enhanced International Dividend Trust (BGY)
As of December 31, 2024, the Trust had in place an option overwriting program whereby 42% of the underlying equities were overwritten with call options on individual stocks.  These call options were typically written at prices above the prevailing market prices (estimated to be 2% out of the money) and for maturities averaging 57 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments (a)
Taiwan Semiconductor Manufacturing Co. Ltd.	6.2%
Novo Nordisk A/S	4.2
RELX PLC	3.7
LVMH Moet Hennessy Louis Vuitton SE	3.5
Air Liquide SA	3.4
HDFC Bank Ltd.	3.3
Tencent Holdings Ltd.	3.2
Shell PLC	3.1
Sony Group Corp.	3.1
Texas Instruments, Inc.	3.1

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments
United States	19.8%
United Kingdom	10.7
Germany	9.2
France	8.8
Japan	7.6
Taiwan	6.1
Canada	6.0
Sweden	5.2
Netherlands	5.1
Denmark	4.1
India	3.3
China	3.2
Italy	3.0
Spain	2.7
Singapore	2.5
Switzerland	1.5
Indonesia	1.2

(a)	Excludes short-term securities, short investments and options, if any.
Trust Summary

Trust Summary
as of December 31, 2024

BlackRock Enhanced Large Cap Core Fund, Inc. (CII)
Investment Objective
BlackRock Enhanced Large Cap Core Fund, Inc.
’
s
(
CII
) (the “
Trust
”)
(formerly known as BlackRock Enhanced Capital and Income Fund, Inc.) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers.
The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options.
On November 22, 2024, the Board of Directors (the "Board") of the Trust approved a proposal to change the name of the Trust to BlackRock Enhanced Large Cap Core Fund,
Inc. In connection with the name change, the Board approved the adoption of a non-fundamental investment policy to invest at least 80% of the Trust’s net assets plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. These changes were effective at the close of business on December 31, 2024.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2024 ($20.10) (a)	8.42%
Current Monthly Distribution per Common Share (b)	$0.141000
Current Annualized Distribution per Common Share (b)	$1.692000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	12/31/24	12/31/23	Change	High	Low
Closing Market Price	$ 20.10	$ 19.00	5.79%	$ 20.44	$ 18.29
Net Asset Value	21.43	19.81	8.18	22.15	19.57
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000
®
Index and includes approximately 1,000 of the largest
securities based on a combination of their market capitalization and current index membership. The Russell 1000
®
Index represents approximately 93% of the Russell 3000
®
Index.

2024
BlackRock Annual Report to Shareholders

Trust Summary
as of December 31, 2024
(continued)

BlackRock Enhanced Large Cap Core Fund, Inc. (CII)
Performance
Returns for the period ended December 31, 2024 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV (a)(b)	15.21%	11.41%	10.89%
Trust at Market Price (a)(b)	12.66	10.90	11.45
MSCI USA Call Overwrite Index (c)	23.86	11.25	N/A
Russell 1000 ® Index	24.51	14.28	12.87

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust ’ s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI USA Index with a 55% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Positive contributions to the Trust
’
s performance over the period were led by security selection within the financials sector, followed by selection within materials and an underweight allocation to real estate. Within financials, an overweight position in Berkshire Hathaway Inc. within the financial services industry highlighted individual contributions, while within materials an overweight in Corteva Inc. in the chemicals industry proved most beneficial. Within real estate, a lack of exposure to Prologis Inc. in the industrial REITs industry was most additive.
The largest detractor from performance over the reporting period was security selection in the healthcare sector, followed by selection in consumer staples and an underweight allocation in information technology. Within healthcare, an overweight position in Icon PLC within the life sciences tools and services industry weighed most heavily on relative results. In consumer staples, an overweight position in Dollar Tree Inc. within the distribution and retail industry proved detrimental. With respect to information technology, underweight exposure to Nvidia Corp. in the semiconductors and semiconductor equipment industry was the biggest constraint on return.
The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio
’
s holdings. The Trust
’
s options overlay strategy detracted from relative
performance.
The Trust
’
s practice of maintaining a specified level of monthly distributions did not have a material impact on its investment strategy.
Describe recent portfolio activity.
Due to a combination of market changes and portfolio activity, the Trust
’
s exposure to the information technology and industrials sectors increased while exposure to healthcare and consumer staples decreased. The Trust did not add any new private companies during the period.
Describe portfolio positioning at period end.
As of December 31, 2024, the Trust had an options overwriting program in place whereby 56.3% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 4.7% out of the money) with an average time until expiration of approximately 50.6 days. In the public portion of the portfolio, the largest sector overweights were in communication services and financials while the largest underweights were in consumer staples and utilities.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.
Trust Summary

Trust Summary
as of December 31, 2024
(continued)

BlackRock Enhanced Large Cap Core Fund, Inc. (CII)
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments (a)
Microsoft Corp.	8.5%
Amazon.com, Inc.	7.5
Meta Platforms, Inc.	5.6
NVIDIA Corp.	4.6
Ciena Corp.	4.4
Visa, Inc.	4.1
Alphabet, Inc.	3.6
Cardinal Health, Inc.	3.4
Apple, Inc.	3.4
S&P Global, Inc.	3.1

SECTOR ALLOCATION
Sector (b)	Percent of Total Investments (a)
Information Technology	33.8%
Financials	16.1
Communication Services	13.0
Industrials	11.1
Consumer Discretionary	10.4
Health Care	10.1
Materials	3.1
Energy	2.4

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, sector sub-classifications may differ from those utilized by the Trust for compliance purposes.

2024
BlackRock Annual Report to Shareholders

Trust Summary
as of December 31, 2024

BlackRock Health Sciences Term Trust (BMEZ)
Investment Objective
BlackRock Health Sciences Term

Trust
’
s
(
BMEZ
) (the “
Trust
”)
investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities of companies principally engaged in the health sciences group of industries and equity derivatives with exposure to the health sciences group of industries. Equity derivatives in which the Trust invests include purchased and sold (written) call and put options on equity securities of companies in the health sciences group of industries.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BMEZ
Initial Offering Date	January 30, 2020
Current Distribution Rate on Closing Market Price as of December 31, 2024 ($14.40) (a)	14.84%
Current Monthly Distribution per Common Share (b)	$0.178090
Current Annualized Distribution per Common Share (b)	$2.137080

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)
The monthly distribution per Common Share, declared on February 3, 2025, was decreased to $0.177300 per share.  The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate.  The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/24	12/31/23	Change	High	Low
Closing Market Price	$ 14.40	$ 14.65	(1.71) %	$ 16.54	$ 14.40
Net Asset Value	16.43	17.91	(8.26)	18.94	16.43
GROWTH OF $10,000 INVESTMENT

BMEZ commenced operations on January 30, 2020.
(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that captures large- and mid-cap representation across certain developed and emerging markets.
Trust Summary

Trust Summary
as of December 31, 2024
(continued)

BlackRock Health Sciences Term Trust (BMEZ)
Performance
Returns for the period ended December 31, 2024 were as follows:

	Average Annual Total Returns
	1 Year	Since Inception (a)
Trust at NAV (b)(c)	2.11%	4.41%
Trust at Market Price (b)(c)	9.40	1.64
MSCI Custom ACWI SMID Growth HC Call Overwrite Index (d)	1.32	(3.97)
MSCI ACWI	17.49	10.22

(a)	BMEZ commenced operations on January 30, 2020.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust ’ s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)
An index representing the Health Care sector stocks within the MSCI ACWI SMID Cap Growth Index and incorporating an option overlay component with a 25% overwrite level. The
MSCI ACWI SMID Cap Growth Index captures mid- and small-cap securities exhibiting overall growth style characteristics across certain developed and emerging markets countries.
The index commenced on March 31, 2022 and therefore the since inception return presented is for the period March 31, 2022 through the current reporting period.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
At the sector level, an underweight allocation to healthcare providers and services and security selection in pharmaceuticals contributed to relative performance.
An out-of-benchmark position in Intuitive Surgical, Inc. was the leading contributor among the Trust’s individual holdings. The company experienced strong growth in the installations and procedural volumes for its da Vinci surgical robotic system, and it received U.S. Food and Drug Administration (“FDA”) approval for its latest-generation model in March 2024. An out-of-benchmark position in Argenx SE contributed, as well. The biotechnology company—which specializes in chronic autoimmune disorders—secured an FDA label expansion for its flagship drug, VYVGART, for its use in additional therapeutic indications. An out-of-benchmark position in Boston Scientific Corp. was a further contributor. The company benefited from strong adoption of recently FDA-approved devices that target high-growth cardiovascular end markets, and it leveraged a robust pipeline of future commercial opportunities.
At the sector level, security selection in the biotechnology and medical devices and supplies sub-sectors detracted from relative performance.
An out-of-benchmark position in Immunocore Holdings PLC, whose experimental melanoma treatment proved less effective than anticipated, was the largest detractor. An out-of-benchmark holding in the private company Carbon Health also detracted from relative performance. The operator of primary care and urgent care clinics faced execution challenges and was pressured by elevated costs. An overweight in Cabaletta Bio, Inc. weighed on results, as well. The biotechnology firm was negatively impacted by broader industry concerns regarding the safety, scalability, and high costs associated with CAR-T therapies for autoimmune diseases.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. This strategy contributed to relative performance.
The Trust’s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The Trust’s allocations to the biotechnology and medical devices and supplies increased, while its weightings in the pharmaceuticals and healthcare providers and services subsectors decreased.
Describe portfolio positioning at period end.
At the end of the period, the Trust held 44% of net asset value in the biotechnology industry, 39% in medical devices and supplies, 7% in health care providers and services, and 6% in pharmaceuticals. These industry weightings were the result of bottom-up stock selection.
 As of December 31, 2024, the Trust had in place an option overwriting program whereby 24.0% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 3.9% out of the money) and for maturities averaging 57 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

2024
BlackRock Annual Report to Shareholders

Trust Summary
as of December 31, 2024
(continued)

BlackRock Health Sciences Term Trust (BMEZ)
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments (a)
Intuitive Surgical, Inc.	4.9%
Argenx SE	4.0
Alnylam Pharmaceuticals, Inc.	3.8
West Pharmaceutical Services, Inc.	3.3
Waters Corp.	2.9
Boston Scientific Corp.	2.7
Mettler-Toledo International, Inc.	2.5
Rhythm Pharmaceuticals, Inc.	2.2
Roche Holding AG	2.2
Bio-Techne Corp.	2.0

INDUSTRY ALLOCATION
Industry (b)	Percent of Total Investments (a)
Biotechnology	46.0%
Health Care Equipment & Supplies	22.5
Life Sciences Tools & Services	17.3
Pharmaceuticals	5.5
Health Care Providers & Services	4.9
Health Care Technology	2.0
Semiconductors & Semiconductor Equipment	1.3
Other *	0.5

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust ’ s total investments. Please refer to the Schedule of Investments for details.
Trust Summary

Trust Summary
as of December 31, 2024

BlackRock Health Sciences Trust (BME)
Investment Objective
BlackRock Health Sciences Trust
’
s
(
BME
) (the “
Trust
”)
investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2024 ($37.93) (a)	8.29%
Current Monthly Distribution per Common Share (b)	$0.262100
Current Annualized Distribution per Common Share (b)	$3.145200

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	12/31/24	12/31/23	Change	High	Low
Closing Market Price	$ 37.93	$ 40.46	(6.25) %	$ 42.71	$ 36.92
Net Asset Value	41.20	42.18	(2.32)	46.00	40.83
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that features companies involved in medical services or health care in the Russell 3000
®
Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

2024
BlackRock Annual Report to Shareholders

Trust Summary
as of December 31, 2024
(continued)

BlackRock Health Sciences Trust (BME)
Performance
Returns for the period ended December 31, 2024 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV (a)(b)	4.09%	6.12%	8.50%
Trust at Market Price (a)(b)	(0.09)	3.74	6.53
MSCI USA Investable Market Index Health Care Call Overwrite Index (c)	1.32	5.14	N/A
Russell 3000 ® Health Care Index	3.48	7.18	8.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust ’ s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI USA IMI Health Care Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
At the sector level, security selection in medical devices and supplies, coupled with an underweight in healthcare providers and services, made positive contributions to relative performance.
An overweight position in Boston Scientific Corp. was the leading contributor among the Trust’s individual holdings. The company benefited from strong adoption of recently
Federal Drug Administration (“FDA”)-approved devices that target high-growth cardiovascular end markets, and it leveraged a robust pipeline of future commercial opportunities. A zero weighting in CVS Health Corp. contributed, as well. The company faced higher than expected costs in its Medicare Advantage business, and it was hurt by broader concerns regarding potential policy changes affecting pharmacy benefit managers. An out-of-benchmark position in Argenx SE was a further contributor. The biotechnology company—which specializes in chronic autoimmune disorders—secured an FDA label expansion for its flagship drug, VYVGART, for its use in additional therapeutic indications.
With respect to allocation, an overweight position in biotechnology and an underweight in pharmaceuticals detracted from relative performance.
At the individual position level, an overweight in Biogen, Inc. was the largest detractor. Although the company achieved the first-ever approval for an Alzheimer’s treatment, sales were slower than expected due to requirements for specialized screening and the limited availability of infusion centers. An underweight in AbbVie, Inc. also detracted from relative performance. The company reported robust sales growth, and it secured label expansions for its immunology drugs, including treatments for plaque psoriasis and inflammatory bowel disease. An underweight in Eli Lilly & Co. weighed on results, as well. The pharmaceutical company experienced strong demand for its GLP-1 drugs, which are widely used for weight loss and diabetes management.
The Trust made use of options, principally writing call options on individual stocks, to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The option overlay strategy contributed to results.
The Trust’s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The Trust’s allocations to the medical devices and supplies, biotechnology, and pharmaceutical sub-sectors increased, while its weighting in the healthcare providers and services sub-sector decreased.
Describe portfolio positioning at period end.
The Trust held 39% of net asset value in the medical devices and supplies industry, 26% in biotechnology, 20% in pharmaceuticals, and 10% in healthcare providers and services. These industry weightings were a result of bottom-up stock selection.
 As of December 31, 2024, the Trust had in place an option overwriting program whereby 36.0% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 3.1% out of the money) and for maturities averaging 54 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.
Trust Summary

Trust Summary
as of December 31, 2024
(continued)

BlackRock Health Sciences Trust (BME)
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments (a)
Eli Lilly & Co.	9.1%
Boston Scientific Corp.	7.6
Intuitive Surgical, Inc.	5.3
AbbVie, Inc.	4.8
UnitedHealth Group, Inc.	4.6
Abbott Laboratories	4.2
Stryker Corp.	3.4
Danaher Corp.	3.2
Thermo Fisher Scientific, Inc.	3.0
Gilead Sciences, Inc.	2.6

INDUSTRY ALLOCATION
Industry (b)	Percent of Total Investments (a)
Health Care Equipment & Supplies	31.1%
Biotechnology	27.3
Pharmaceuticals	21.0
Health Care Providers & Services	10.4
Life Sciences Tools & Services	10.1
Other *	0.1

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust ’ s total investments. Please refer to the Schedule of Investments for details.

2024
BlackRock Annual Report to Shareholders

Trust Summary
as of December 31, 2024

BlackRock Innovation and Growth Term Trust (BIGZ)
Investment Objective
BlackRock Innovation and Growth Term

Trust
’
s
(
BIGZ
) (the “
Trust
”)
investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust will invest primarily in equity securities issued by mid- and small-capitalization companies that the Trust’s adviser believes have above-average earnings growth potential. In selecting investments for the Trust, the Trust’s adviser focuses on mid- and small-capitalization growth companies that are “innovative.” These are companies that have introduced, or are seeking to introduce, a new product or service that potentially changes the marketplace. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BIGZ
Initial Offering Date	March 29, 2021
Current Distribution Rate on Closing Market Price as of December 31, 2024 ($7.44) (a)	13.99%
Current Monthly Distribution per Common Share (b)	$0.086760
Current Annualized Distribution per Common Share (b)	$1.041120

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)
The monthly distribution per Common Share, declared on February 3, 2025, was decreased to $0.086570 per share.  The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate.  The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/24	12/31/23	Change	High	Low
Closing Market Price	$ 7.44	$ 7.33	1.50%	$ 8.20	$ 6.75
Net Asset Value	8.37	9.03	(7.31)	9.36	7.84
GROWTH OF $10,000 INVESTMENT

BIGZ commenced operations on March 29, 2021.
(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by FTSE Russell
’
s leading style methodology.
Trust Summary

Trust Summary
as of December 31, 2024
(continued)

BlackRock Innovation and Growth Term Trust (BIGZ)
Performance
Returns for the period ended December 31, 2024 were as follows:

	Average Annual Total Returns
	1 Year	Since Inception (a)
Trust at NAV (b)(c)	3.39%	(12.73) %
Trust at Market Price (b)(c)	13.22	(15.42)
MSCI USA SMID Growth Call Overwrite Index (d)	14.67	4.21
Russell 2500™ Growth Index	13.90	1.56

(a)	BIGZ commenced operations on March 29, 2021.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust ’ s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)
A custom benchmark that is made up of the MSCI USA SMID Growth Index, MSCI USA SMID Growth 25% Call Overwrite Cash and MSCI USA SMID Growth 25% Call Overwrite Option.
The MSCI USA SMID Growth Index captures mid and small cap representations of securities exhibiting overall growth style characteristics in the U.S.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Stock selection in the industrials sector contributed to relative performance, led by an overweight in Axon Enterprise, Inc. Allocation in materials also aided results, with the largest contribution coming from the lack of a position in the chemical producer Celanese Corp. Positioning in utilities was a further positive, thanks in part to a zero weighting in the independent power and renewable energy producer Sunnova Energy International, Inc.
Security selection in the information technology sector, particularly a zero weighting in the software provider AppLovin Corp., detracted. Selection in consumer discretionary was an additional detractor, due in part to an overweight in the private automobile components company Relativity Space, Inc. Positioning in healthcare also detracted, with the largest adverse impact coming from an overweight in Align Technology, Inc.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to performance.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
Due to a combination of market movements and portfolio activity, the Trust’s allocations to industrials and communication services increased, while its weightings in healthcare and information technology decreased. The Trust did not add any new private companies during the period.
Describe portfolio positioning at period end.
The portfolio’s largest sector overweights were in the information technology and financials sectors. Its largest underweights were in industrials and healthcare.
 As of December 31, 2024, the Trust had in place an option overwriting program whereby 12.0% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 6.7% out of the money) and for maturities averaging approximately 58 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

2024
BlackRock Annual Report to Shareholders

Trust Summary
as of December 31, 2024
(continued)

BlackRock Innovation and Growth Term Trust (BIGZ)
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments (a)
Axon Enterprise, Inc.	3.9%
Vertiv Holdings Co.	3.4
PsiQuantum Corp.	3.2
Comfort Systems USA, Inc.	2.6
Liberty Media Corp.-Liberty Formula One	2.6
Tradeweb Markets, Inc.	2.5
TPG, Inc.	2.3
Saia, Inc.	2.3
CoStar Group, Inc.	2.2
DraftKings, Inc.	2.2

INDUSTRY ALLOCATION
Industry (b)	Percent of Total Investments (a)
Software	17.2%
Semiconductors & Semiconductor Equipment	12.7
Capital Markets	7.4
Hotels, Restaurants & Leisure	6.4
Aerospace & Defense	5.8
IT Services	5.0
Health Care Equipment & Supplies	3.7
Electrical Equipment	3.4
Entertainment	3.0
Life Sciences Tools & Services	3.0
Interactive Media & Services	2.9
Construction & Engineering	2.6
Textiles, Apparel & Luxury Goods	2.6
Diversified Consumer Services	2.3
Ground Transportation	2.3
Real Estate Management & Development	2.2
Specialty Retail	2.2
Building Products	1.7
Wireless Telecommunication Services	1.7
Biotechnology	1.6
Technology Hardware, Storage & Peripherals	1.5
Pharmaceuticals	1.5
Food Products	1.4
Electronic Equipment, Instruments & Components	1.3
Financial Services	1.3
Other *	3.3

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust ’ s total investments. Please refer to the Schedule of Investments for details.
Trust Summary

Trust Summary
as of December 31, 2024

BlackRock Resources & Commodities Strategy Trust (BCX)
Investment Objective
BlackRock Resources & Commodities Strategy Trust
’
s
(
BCX
) (the “
Trust
”)
primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information

Symbol on New York Stock Exchange	BCX
Initial Offering Date	March 30, 2011
Current Distribution Rate on Closing Market Price as of December 31, 2024 ($8.54) (a)	9.79%
Current Monthly Distribution per Common Share (b)	$0.069700
Current Annualized Distribution per Common Share (b)	$0.836400

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	12/31/24	12/31/23	Change	High	Low
Closing Market Price	$ 8.54	$ 8.88	(3.83) %	$ 9.68	$ 8.30
Net Asset Value	9.58	10.57	(9.37)	11.01	9.43
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that includes approximately 90 of the largest publicly-traded companies in the natural resources and commodities businesses that meet specific investability requirements across three primary commodity-related sectors: agribusiness, energy, and metals and mining.

2024
BlackRock Annual Report to Shareholders

Trust Summary
as of December 31, 2024
(continued)

BlackRock Resources & Commodities Strategy Trust (BCX)
Performance
Returns for the period ended December 31, 2024 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV (a)(b)	(2.80) %	7.99%	5.32%
Trust at Market Price (a)(b)	3.14	7.96	6.04
MSCI ACWI Select Liquidity Natural Resources Call Overwrite Index (c)	(9.71)	3.48	N/A
S&P Global Natural Resources Net Index	(8.86)	5.13	4.63

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust ’ s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI ACWI Select Liquidity Natural Resources Index with a 33% overwrite level. The benchmark commenced on
December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
The Trust’s out-of-benchmark positions in the packaging stocks Smurfit Westrock PLC and Packaging Corp. of America were top contributors to relative performance. The broader packaging sector performed well throughout the reporting period due to rising demand from e-commerce growth, the increased usage of eco-friendly packaging solutions, and significant technological advancements in the space. An overweight position in the mining company Wheaton Precious Metals Corp., which benefited from rising gold and silver prices, also contributed.
The lack of a position in the U.S. agriculture equipment company Deere & Co. detracted from relative performance. The stock outpaced the broader natural resources sector due in part to better-than-expected earnings and investor optimism about the company’s technological innovations. A zero weighting in the Canadian gold producer Agnico
Eagle Mines Ltd. also weighed on results. The company benefitted from the rally in gold prices, and it demonstrated strong production and cost controls relative to its peers.
Among stocks the Trust held, Marathon Petroleum Corp. and Glencore PLC were notable detractors.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. This strategy contributed to results during the period.
The Trust
’
s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on the Trust
’
s investment strategy. The distribution
policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The Trust reduced its allocation to the energy sector from overweight to neutral, based on the view that the supply growth of oil was likely to match or exceed demand growth.
The Trust moved to an overweight in the mining sector, partly on the view that sentiment toward China had likely bottomed.
Describe portfolio positioning at period end.
The portfolio had weightings of 37.5% in the mining sector, 33.5% in energy, and 25.1% in agriculture. The remaining 3.9% was held in cash.
 As of December 31, 2024, the Trust had in place an option overwriting program whereby 29.3% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 4.8% out of the money) and for maturities averaging 55 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.
Trust Summary

Trust Summary
as of December 31, 2024
(continued)

BlackRock Resources & Commodities Strategy Trust (BCX)
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments (a)
Shell PLC	8.9%
Exxon Mobil Corp.	7.7
Smurfit WestRock PLC	4.9
Wheaton Precious Metals Corp.	4.8
TotalEnergies SE	4.6
Glencore PLC	4.0
Anglo American PLC	4.0
Nutrien Ltd.	4.0
Corteva, Inc.	3.7
Norsk Hydro ASA	3.6

INDUSTRY ALLOCATION
Industry (b)	Percent of Total Investments (a)
Oil, Gas & Consumable Fuels	35.4%
Metals & Mining	35.2
Containers & Packaging	12.5
Chemicals	10.3
Food Products	2.1
Construction Materials	1.9
Energy Equipment & Services	1.5
Paper & Forest Products	1.1

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.

2024
BlackRock Annual Report to Shareholders

Trust Summary
as of December 31, 2024

BlackRock Science and Technology Term Trust (BSTZ)
Investment Objective
BlackRock Science and Technology Term

Trust
’
s
(
BSTZ
) (the “
Trust
”)
investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BSTZ
Initial Offering Date	June 27, 2019
Current Distribution Rate on Closing Market Price as of December 31, 2024 ($20.71) (a)	12.63%
Current Monthly Distribution per Common Share (b)	$0.218000
Current Annualized Distribution per Common Share (b)	$2.616000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)
The monthly distribution per Common Share, declared on February 3, 2025, was increased to $0.221780 per share.  The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate.  The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/24	12/31/23	Change	High	Low
Closing Market Price	$ 20.71	$ 16.71	23.94%	$ 22.13	$ 16.36
Net Asset Value	23.14	21.43	7.98	24.33	19.82
GROWTH OF $10,000 INVESTMENT

BSTZ commenced operations on June 27, 2019.
(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that captures large- and mid-cap representation across certain developed and emerging markets.
Trust Summary

Trust Summary
as of December 31, 2024
(continued)

BlackRock Science and Technology Term Trust (BSTZ)
Performance
Returns for the period ended December 31, 2024 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	Since Inception (a)
Trust at NAV (b)(c)	19.60%	11.47%	11.79%
Trust at Market Price (b)(c)	37.27	9.50	9.56
MSCI Custom ACWI SMID Growth IT Call Overwrite Index (d)	10.93	N/A	5.38
MSCI ACWI	17.49	10.06	10.90

(a)	BSTZ commenced operations on June 27, 2019.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust ’ s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)
An index representing the Information Technology sector stocks within the MSCI ACWI SMID Cap Growth Index and incorporating an option overlay component with a 25% overwrite level.  An index that captures mid- and small-cap securities exhibiting overall growth style characteristics across certain developed and emerging markets. The index commenced on
March 31, 2022 and therefore the since inception return presented is for the period March 31, 2022 through the current reporting period.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
At the sector level, security selection in the semiconductors and hardware sub-sectors contributed to relative performance.
At the individual holding level, an out-of-benchmark position in the semiconductor giant NVIDIA Corp., one of the top performing stocks in the global markets during 2024, was the top contributor. The shares rose due to a series of earnings beats and expectations the company will be a top beneficiary of the growth in AI. An overweight position in
Astera Labs, Inc., a manufacturer of AI connectivity solutions, was also among the largest contributors. The company released several stronger-than-anticipated earnings reports following its initial public offering, boosting its shares. AI data centers require Astera Labs’ high-speed connectivity solutions and optical fiber to handle complex computations and vast amounts of data with low latency. An out-of-benchmark position in Reddit, Inc. was a further contributor. The social forum company benefited from licensing deals for its proprietary data, which is used in training AI models.
At the sector level, security selection in the software and internet sub-sectors were the largest detractors from relative performance.
An underweight position in AppLovin Corp. was the largest individual detractor. The gaming and advertising company exceeded earnings expectations in the second half of
2024 and issued optimistic fiscal guidance on the strength of AI advancements in ad targeting. The lack of a position in the data analytics software company Palantir
Technologies, Inc. also detracted. The stock soared as strong commercial sales appeared to offset slowing demand from its government customers. Not holding a position in
MicroStrategy, Inc. further detracted from relative performance. Shares of the largest corporate holder of Bitcoin rallied as the cryptocurrency soared to over $100,000 after the
U.S. election on anticipated regulatory leniency by the incoming administration.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted from relative performance.
The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The Trust added to companies that are critical in the AI supply chain, including those in the semiconductors and software sub-sectors. It trimmed positions in select internet stocks in response to slowing demand. From a geographic perspective, the Trust further reduced its allocation to Asia due to the slow pace of the region’s economic recovery.
On the other hand, it added to U.S. and European equities where it identified both attractive fundamentals and near-term catalysts.
Describe portfolio positioning at period end.
As of December 31, 2024, the Trust held 22 private investments, comprising 31.3% of total assets for a total commitment of approximately $527 million.
The investment adviser continued to seek opportunities to harvest the illiquidity premium by taking advantage of the Trust’s closed-end structure to add holdings in private investments as capacity increased.

2024
BlackRock Annual Report to Shareholders

Trust Summary
as of December 31, 2024
(continued)

BlackRock Science and Technology Term Trust (BSTZ)
The Trust held 32% of net asset value in semiconductors, 30% in software, 13% in hardware, 12% in services, 9% in internet, 3% in content & infrastructure, and 2% in new industries. These industry weightings were the result of bottom-up stock selection.
As of December 31, 2024, the Trust had in place an option overwriting program whereby 19.1% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 7.0% out of the money) and for maturities averaging 53 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.
Trust Summary

Trust Summary
as of December 31, 2024
(continued)

BlackRock Science and Technology Term Trust (BSTZ)
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments (a)
NVIDIA Corp.	9.0%
Databricks, Inc.	5.0
Astera Labs, Inc.	4.2
PsiQuantum Corp.	4.0
Credo Technology Group Holding Ltd.	3.2
Reddit, Inc.	3.1
Klarna Holdings AB	2.6
Tesla, Inc.	2.5
SambaNova Systems, Inc.	2.1
Spotify Technology SA	2.0

INDUSTRY ALLOCATION
Industry (b)	Percent of Total Investments (a)
Semiconductors & Semiconductor Equipment	31.8%
Software	28.0
IT Services	6.8
Interactive Media & Services	4.7
Electronic Equipment, Instruments & Components	4.4
Entertainment	4.2
Professional Services	3.5
Technology Hardware, Storage & Peripherals	3.0
Automobiles	2.5
Financial Services	2.5
Consumer Staples Distribution & Retail	1.9
Communications Equipment	1.5
Industrial Conglomerates	1.2
Broadline Retail	1.1
Other *	2.9

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust ’ s total investments. Please refer to the Consolidated Schedule of Investments for details.

2024
BlackRock Annual Report to Shareholders

Trust Summary
as of December 31, 2024

BlackRock Science and Technology Trust (BST)
Investment Objective
BlackRock Science and Technology Trust
’
s
(
BST
) (the “
Trust
”)
investment objective is to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology (high growth science and technology stocks), and/or potential to generate current income from advantageous dividend yields (cyclical science and technology stocks). The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BST
Initial Offering Date	October 30, 2014
Current Distribution Rate on Closing Market Price as of December 31, 2024 ($36.56) (a)	8.21%
Current Monthly Distribution per Common Share (b)	$0.250000
Current Annualized Distribution per Common Share (b)	$3.000000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	12/31/24	12/31/23	Change	High	Low
Closing Market Price	$ 36.56	$ 33.66	8.62%	$ 38.95	$ 32.92
Net Asset Value	39.60	34.74	13.99	40.78	33.76
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that includes large- and mid-cap securities across certain developed markets countries and certain emerging markets countries.  All securities in the index are classified in the
Information Technology sector as per the Global Industry Classification Standard.
Trust Summary

Trust Summary
as of December 31, 2024
(continued)

BlackRock Science and Technology Trust (BST)
Performance
Returns for the period ended December 31, 2024 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV (a)(b)	23.84%	12.58%	15.76%
Trust at Market Price (a)(b)	18.01	10.24	15.99
MSCI ACWI Information Technology Call Overwrite Index (c)	31.00	16.62	N/A
MSCI ACWI Information Technology Index	31.59	20.50	19.16

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust ’ s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI ACWI IT Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
At the sector level, an underweight in the hardware sub-sector and security selection in the semiconductors sub-sector made positive contributions to relative performance.
An out-of-benchmark position in the connectivity solutions company Credo Technology Group Holding Ltd. was the largest contributor among the Trust’s individual holdings.
Toward the end of the period, the company announced better-than-expected earnings and delivered robust revenue guidance on the strength of resilient AI data center demand. A zero weighting in Samsung Electronics Co., Ltd. was also among the largest contributors, as investors questioned the semiconductor company’s ability to keep up with its competitors in the AI data center market. An underweight position in Microsoft Corp., which came under pressure due to questions about the pace and scale of the firm’s capital expenditures on generative AI, was an additional contributor.
At the sector level, security selection in the software sub-sector and an out-of-benchmark allocation to the internet sub-sector were the largest detractors from relative performance.
An out-of-benchmark position in the private data processing company Voltron Data, whose valuation declined at a time of underperformance for comparable publicly traded companies, was the largest individual detractor. An underweight in the semiconductor giant NVIDIA Corp., one of the top performing stocks in the global markets during 2024, was an additional detractor. The shares rose due to a series of earnings beats and expectations that the company will be a top beneficiary of the growth in AI. An overweight position in MongoDB, Inc. was an additional detractor of note. The infrastructure software company reported weak earnings and lowered its guidance due to a lack of momentum in enterprise IT spending.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted from relative performance.
The Trust’s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The Trust rotated its position in the semiconductors sub-sector throughout the course of the year. It added to companies that stood to benefit from increased AI-related capital expenditures, and it reduced holdings in those vulnerable to weakness in their end markets, including autos. The Trust also added to the software sub-sector to position the portfolio for a broadening of the AI rally beyond companies benefiting from demand from AI data centers. It trimmed select holdings in the internet sector, as advertising demand remained muted. From a regional perspective, the Trust further reduced its allocation to China based on caution about the pace of the country’s economic recovery. The Trust added to Japanese stocks where it identified both attractive fundamentals and near-term catalysts. The Trust also added two new investments in  private technology companies.
Describe portfolio positioning at period end.
The Trust held 33% of net asset value in semiconductors, 29% in software, 15% in hardware, 14% in internet, 6% in services, 2% in content & infrastructure, and 1% in new industries. These industry weightings were the result of bottom-up stock selection.
As of December 31, 2024, the Trust had in place an option overwriting program whereby 26.9% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 5.9% out of the money) and for maturities averaging 50 days.

2024
BlackRock Annual Report to Shareholders

Trust Summary
as of December 31, 2024
(continued)

BlackRock Science and Technology Trust (BST)
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments (a)
NVIDIA Corp.	13.3%
Microsoft Corp.	8.5
Apple, Inc.	8.2
Broadcom, Inc.	6.1
Meta Platforms, Inc.	3.2
Cadence Design Systems, Inc.	2.7
Amazon.com, Inc.	2.7
Tesla, Inc.	2.4
Oracle Corp.	2.0
Credo Technology Group Holding Ltd.	2.0

INDUSTRY ALLOCATION
Industry (b)	Percent of Total Investments (a)
Semiconductors & Semiconductor Equipment	33.3%
Software	26.7
Technology Hardware, Storage & Peripherals	8.2
IT Services	5.8
Interactive Media & Services	5.1
Broadline Retail	3.6
Entertainment	2.9
Financial Services	2.4
Automobiles	2.4
Aerospace & Defense	1.5
Communications Equipment	1.4
Professional Services	1.3
Diversified Consumer Services	1.1
Consumer Staples Distribution & Retail	1.0
Other *	3.3

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust ’ s total investments. Please refer to the Consolidated Schedule of Investments for details.
Trust Summary

Trust Summary
as of December 31, 2024

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)
Investment Objective
BlackRock Utilities, Infrastructure & Power Opportunities Trust
’
s
(
BUI
) (the “
Trust
”)
investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities, Infrastructure and Power Opportunities business segments anywhere in the world and by employing a strategy of writing (selling) call and put options. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications, the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets and the “Power Opportunities” business segment to include companies with a significant involvement in, supporting, or necessary to renewable energy technology and development, alternative fuels, energy efficiency, automotive and sustainable mobility and technologies that enable or support the growth and adoption of new power and energy sources. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of December 31, 2024 ($23.43) (a)	6.97%
Current Monthly Distribution per Common Share (b)	$0.136000
Current Annualized Distribution per Common Share (b)	$1.632000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	12/31/24	12/31/23	Change	High	Low
Closing Market Price	$ 23.43	$ 21.82	7.38%	$ 24.83	$ 20.20
Net Asset Value	22.65	22.53	0.53	24.49	21.12
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that captures large- and mid-cap representation across certain developed and emerging markets.

2024
BlackRock Annual Report to Shareholders

Trust Summary
as of December 31, 2024
(continued)

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)
Performance
Returns for the period ended December 31, 2024 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV (a)(b)	7.28%	7.29%	7.24%
Trust at Market Price (a)(b)	14.58	7.73	8.47
MSCI World Select Energy, Utilities and Industry Call Overwrite Index (c)	12.93	4.20	N/A
MSCI ACWI	17.49	10.06	9.23

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI World Select Energy, Utilities and Industry Index with a 33% overwrite level.The benchmark commenced on
December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
The energy equipment manufacturer GE Vernova, Inc. was the top contributor to the Trust’s relative performance in 2024. The company reported record financial results behind improved profitability, strategic capital allocation initiatives, and strong demand for its energy transition technologies. The American midstream energy firm Williams
Companies also contributed. The company’s status as a leading natural gas infrastructure operator in North America positioned it to capitalize on growing energy demand. In addition, Williams
’
fee-based business model insulated it from commodity price fluctuations during the reporting period. Another midstream energy infrastructure provider,
Targa Resources Corp., also performed well due to rising natural gas demand. Trane Technologies PLC, a manufacturer of heating and ventilation products, was another top contributor. The company benefitted from increasing global demand for energy-efficient HVAC systems, as well as decarbonization efforts supported by government policies in the United States and Europe.
On the negative side, the multinational energy company RWE AG was the largest detractor from relative performance. A significant drop in European wholesale electricity prices, driven by lower natural gas costs and increased renewable energy output, negatively impacted RWE
’
s revenue. A position in the European wind turbine
manufacturer Vestas Wind Systems A/S also hindered performance. The wind energy sector faced challenges from geopolitical uncertainty, trade volatility, and competition from Chinese manufacturers offering lower-cost turbines. These factors created headwinds for Vestas as it navigated an increasingly competitive market. EDP Renováveis SA, a European renewable energy company, was another detractor of note. Weak financial performance, valuation concerns, and broader challenges in the renewable energy sector overshadowed the company’s long-term growth prospects and led to a sharp decrease in investor confidence.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to relative performance in the 12-month period.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The Trust initiated positions in companies that offer energy-efficient solutions for reshoring and grid-related projects, as well as those involved in enhancing energy efficiency in the U.S. building sector. The Trust added to an existing position in a U.K.-based company that specializes in grid infrastructure. The Trust took profits in select companies in the building products and machinery industries, and it scaled back its investments in clean power utilities.
Describe portfolio positioning at period end.
At the end of the period, 44.2% of the portfolio was invested in the utilities sector, with 37.8% in industrials and 11.5% in energy. The remainder was invested in other infrastructure- and power-related sectors.
As of December 31, 2024, the Trust had in place an option overwriting program whereby 33.8% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 3.6% out of the money) and for maturities averaging 59 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.
Trust Summary

Trust Summary
as of December 31, 2024
(continued)

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments (a)
NextEra Energy, Inc.	5.6%
GE Vernova, Inc.	4.2
National Grid PLC	3.5
Trane Technologies PLC	3.4
Sempra	3.2
Williams Cos., Inc.	3.2
Enel SpA	3.1
Vinci SA	2.9
Cheniere Energy, Inc.	2.9
Cie de Saint-Gobain SA	2.8

INDUSTRY ALLOCATION
Industry (b)	Percent of Total Investments (a)
Electric Utilities	26.6%
Electrical Equipment	14.8
Multi-Utilities	13.5
Oil, Gas & Consumable Fuels	11.8
Building Products	9.3
Construction & Engineering	5.6
Independent Power and Renewable Electricity Producers	5.1
Commercial Services & Supplies	4.5
Chemicals	2.8
Ground Transportation	2.6
Machinery	1.9
Semiconductors & Semiconductor Equipment	1.5

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
December 31, 2024
BlackRock Energy and Resources Trust (BGR)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Energy Equipment & Services — 4.4%
Saipem SpA (a)	2,413,799	$ 6,313,861
TechnipFMC PLC	206,352	5,971,827
Tenaris SA	187,428	3,538,348
		15,824,036
Oil, Gas & Consumable Fuels — 94.0%
ARC Resources Ltd.	497,638	9,025,304
Cameco Corp.	111,150	5,715,048
Canadian Natural Resources Ltd.	409,511	12,643,291
Cheniere Energy, Inc.	67,354	14,472,354
Chevron Corp. (b)	95,822	13,878,858
ConocoPhillips (c)	193,788	19,217,918
Diamondback Energy, Inc.	53,467	8,759,499
Eni SpA	577,386	7,897,680
EOG Resources, Inc.	121,900	14,942,502
Exxon Mobil Corp. (b)(c)	659,194	70,909,499
Gazprom PJSC (a)(d)	879,200	77
Gaztransport Et Technigaz SA	26,800	3,589,089
Hess Corp.	78,573	10,450,995
Keyera Corp.	185,700	5,679,065
Kosmos Energy Ltd. (a)	883,380	3,021,160
Marathon Petroleum Corp.	72,097	10,057,531
Pembina Pipeline Corp.	299,691	11,072,795
Permian Resources Corp., Class A	513,102	7,378,407
Shell PLC, ADR	595,551	37,311,270
South Bow Corp.	29,425	694,352
Targa Resources Corp.	77,020	13,748,070
TC Energy Corp.	143,879	6,705,245
TotalEnergies SE	425,978	23,733,296
Tourmaline Oil Corp.	214,959	9,947,527
Williams Cos., Inc.	316,839	17,147,327
		337,998,159
Total Long-Term Investments — 98.4% (Cost: $241,326,966)		353,822,195
Security	Shares	Value
Short-Term Securities
Money Market Funds — 2.1%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.36% (e)(f)	7,583,996	$ 7,583,996
Total Short-Term Securities — 2.1% (Cost: $7,583,996)		7,583,996
Total Investments Before Options Written — 100.5% (Cost: $248,910,962)		361,406,191
Options Written — (0.4)% (Premiums Received: $(2,551,928))		(1,632,661)
Total Investments, Net of Options Written — 100.1% (Cost: $246,359,034)		359,773,530
Liabilities in Excess of Other Assets — (0.1)%		(203,755)
Net Assets — 100.0%		$ 359,569,775

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of
1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/24	Shares Held at 12/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ 3,612,320	$ 3,971,676 (a)	$ —	$ —	$ —	$ 7,583,996	7,583,996	$ 368,659	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Chevron Corp.	169	01/10/25	USD	165.00	USD	2,448	$ (676)
ConocoPhillips	163	01/10/25	USD	109.00	USD	1,616	(1,467)
Diamondback Energy, Inc.	45	01/10/25	USD	185.00	USD	737	(675)
Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Energy and Resources Trust (BGR)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Exxon Mobil Corp.	737	01/10/25	USD	120.00	USD	7,928	$ (1,474)
Shell PLC, ADR	380	01/10/25	USD	67.00	USD	2,381	(1,900)
ARC Resources Ltd.	1,074	01/17/25	CAD	26.00	CAD	2,800	(46,697)
Canadian Natural Resources Ltd.	685	01/17/25	CAD	49.00	CAD	3,040	(2,859)
Cheniere Energy, Inc.	80	01/17/25	USD	200.00	USD	1,719	(129,200)
Cheniere Energy, Inc.	62	01/17/25	USD	210.00	USD	1,332	(48,980)
Chevron Corp.	135	01/17/25	USD	165.00	USD	1,955	(338)
EOG Resources, Inc.	125	01/17/25	USD	136.00	USD	1,532	(3,125)
Exxon Mobil Corp.	447	01/17/25	USD	125.00	USD	4,808	(1,341)
Hess Corp.	71	01/17/25	USD	150.00	USD	944	(1,775)
Keyera Corp.	323	01/17/25	CAD	46.00	CAD	1,420	(1,685)
Keyera Corp.	144	01/17/25	CAD	43.00	CAD	633	(13,524)
Marathon Petroleum Corp.	140	01/17/25	USD	165.00	USD	1,953	(2,590)
Permian Resources Corp., Class A	987	01/17/25	USD	15.20	USD	1,419	(48,628)
Shell PLC, ADR	199	01/17/25	USD	70.00	USD	1,247	(995)
Shell PLC, ADR	162	01/17/25	USD	67.50	USD	1,015	(1,620)
Targa Resources Corp.	150	01/17/25	USD	195.00	USD	2,678	(9,375)
TC Energy Corp.	357	01/17/25	CAD	68.00	CAD	2,392	(12,790)
TechnipFMC PLC	330	01/17/25	USD	29.00	USD	955	(26,400)
Tourmaline Oil Corp.	99	01/17/25	CAD	65.50	CAD	659	(13,706)
Williams Cos., Inc.	569	01/17/25	USD	60.00	USD	3,079	(4,267)
ARC Resources Ltd.	568	01/24/25	CAD	25.00	CAD	1,481	(57,098)
Canadian Natural Resources Ltd.	333	01/24/25	CAD	45.50	CAD	1,478	(15,174)
ConocoPhillips	220	01/24/25	USD	108.00	USD	2,182	(7,040)
Diamondback Energy, Inc.	131	01/24/25	USD	175.00	USD	2,146	(16,375)
EOG Resources, Inc.	186	01/24/25	USD	131.00	USD	2,280	(42,780)
Exxon Mobil Corp.	233	01/24/25	USD	118.00	USD	2,506	(3,029)
Hess Corp.	188	01/24/25	USD	130.00	USD	2,501	(82,720)
Marathon Petroleum Corp.	102	01/24/25	USD	145.00	USD	1,423	(21,318)
Shell PLC, ADR	500	01/24/25	USD	64.00	USD	3,133	(37,500)
Tourmaline Oil Corp.	517	01/24/25	CAD	62.00	CAD	3,439	(175,338)
Williams Cos., Inc.	476	01/24/25	USD	54.00	USD	2,576	(145,180)
Canadian Natural Resources Ltd.	333	01/31/25	CAD	45.50	CAD	1,478	(18,764)
ConocoPhillips	256	01/31/25	USD	101.00	USD	2,539	(50,432)
EOG Resources, Inc.	91	01/31/25	USD	128.00	USD	1,115	(11,375)
Exxon Mobil Corp.	332	01/31/25	USD	112.00	USD	3,571	(45,484)
Shell PLC, ADR	297	01/31/25	USD	66.00	USD	1,861	(13,365)
Shell PLC, ADR	427	02/07/25	USD	64.00	USD	2,675	(71,522)
Cheniere Energy, Inc.	80	02/21/25	USD	220.00	USD	1,719	(47,600)
Exxon Mobil Corp.	426	02/21/25	USD	120.00	USD	4,582	(21,726)
Keyera Corp.	144	02/21/25	CAD	43.00	CAD	633	(18,984)
Permian Resources Corp., Class A	706	02/21/25	USD	15.00	USD	1,015	(35,300)
TechnipFMC PLC	350	02/21/25	USD	32.86	USD	1,013	(20,641)
Tourmaline Oil Corp.	99	02/21/25	CAD	65.50	CAD	659	(20,972)
							$ (1,355,804)
OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Eni SpA	Goldman Sachs International	92,800	01/09/25	EUR	14.43	EUR	1,225	$ (62)
Saipem SpA	Bank of America N.A.	239,400	01/14/25	EUR	2.43	EUR	605	(27,402)
Tenaris SA	Goldman Sachs International	67,000	01/14/25	EUR	17.98	EUR	1,221	(26,737)
TotalEnergies SE	Bank of America N.A.	82,600	01/14/25	EUR	58.71	EUR	4,443	(2,671)
Gaztransport Et Technigaz SA	Goldman Sachs International	9,000	01/15/25	EUR	144.13	EUR	1,164	(21)
Saipem SpA	UBS AG	586,200	01/16/25	EUR	2.46	EUR	1,480	(59,355)
TotalEnergies SE	Goldman Sachs International	13,700	01/22/25	EUR	54.70	EUR	737	(5,069)
Eni SpA	UBS AG	97,700	01/24/25	EUR	13.91	EUR	1,290	(3,881)
TotalEnergies SE	Goldman Sachs International	46,400	01/28/25	EUR	54.27	EUR	2,476	(27,126)
Targa Resources Corp.	Morgan Stanley & Co. International PLC	10,400	02/07/25	USD	184.62	USD	1,856	(51,634)

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Energy and Resources Trust (BGR)

OTC Options Written (continued)
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
TC Energy Corp.	Morgan Stanley & Co. International PLC	11,700	02/10/25	CAD	68.76	CAD	784	$ (9,241)
Pembina Pipeline Corp.	Royal Bank of Canada	102,600	02/27/25	CAD	54.25	CAD	5,449	(63,658)
								$ (276,857)
Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (2,551,928)	$ 1,397,520	$ (478,253)	$ (1,632,661)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 1,632,661	$ —	$ —	$ —	$ 1,632,661
For the period ended December 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased (a)	$ —	$ —	$ (104,176)	$ —	$ —	$ —	$ (104,176)
Options written	—	—	(2,739,126)	—	—	—	(2,739,126)
	$ —	$ —	$ (2,843,302)	$ —	$ —	$ —	$ (2,843,302)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ 206,038	$ —	$ —	$ —	$ 206,038

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$ — (a)
Average value of option contracts written	3,495,273

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 1,632,661
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	1,632,661
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,355,804)
Total derivative assets and liabilities subject to an MNA	$ —	$ 276,857
Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Energy and Resources Trust (BGR)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the
Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$ 30,073	$ —	$ —	$ —	$ 30,073
Goldman Sachs International	59,015	—	(59,015)	—	—
Morgan Stanley & Co. International PLC	60,875	—	(60,875)	—	—
Royal Bank of Canada	63,658	—	—	—	63,658
UBS AG	63,236	—	—	—	63,236
	$ 276,857	$ —	$ (119,890)	$ —	$ 156,967

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)
Net amount represents the net amount payable due to the counterparty in the event of default.  Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust
’
s financial instruments into major categories
is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Energy Equipment & Services	$ 5,971,827	$ 9,852,209	$ —	$ 15,824,036
Oil, Gas & Consumable Fuels	302,778,017	35,220,065	77	337,998,159
Short-Term Securities
Money Market Funds	7,583,996	—	—	7,583,996
	$ 316,333,840	$ 45,072,274	$ 77	$ 361,406,191
Derivative Financial Instruments (a)
Liabilities
Equity Contracts	$ (1,286,535)	$ (346,126)	$ —	$ (1,632,661)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

2024
BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments
December 31, 2024
BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 4.4%
Airbus SE	45,674	$ 7,313,815
Boeing Co. (a)	62,141	10,998,957
L3Harris Technologies, Inc. (b)(c)	162,139	34,094,589
RTX Corp. (c)	154,868	17,921,325
		70,328,686
Automobile Components — 0.4%
Lear Corp.	74,548	7,059,696
Automobiles — 1.2%
General Motors Co. (b)(c)	358,669	19,106,298
Banks — 12.6%
Bank of America Corp.	298,162	13,104,220
Citigroup, Inc. (c)	734,441	51,697,302
First Citizens BancShares, Inc., Class A	21,149	44,688,260
JPMorgan Chase & Co. (c)	109,917	26,348,204
Wells Fargo & Co. (c)	922,423	64,790,992
		200,628,978
Beverages — 0.6%
Constellation Brands, Inc., Class A	21,695	4,794,595
Keurig Dr. Pepper, Inc.	168,263	5,404,608
		10,199,203
Broadline Retail — 1.6%
Alibaba Group Holding Ltd.	637,400	6,745,830
Amazon.com, Inc. (a)	82,514	18,102,747
		24,848,577
Building Products — 1.1%
Johnson Controls International PLC	227,539	17,959,653
Capital Markets — 1.9%
Carlyle Group, Inc.	102,817	5,191,230
Intercontinental Exchange, Inc.	172,693	25,732,984
		30,924,214
Chemicals — 3.3%
Air Products and Chemicals, Inc.	67,451	19,563,488
Albemarle Corp.	67,793	5,835,622
Corteva, Inc.	62,106	3,537,558
International Flavors & Fragrances, Inc.	124,117	10,494,092
PPG Industries, Inc.	113,347	13,539,299
		52,970,059
Commercial Services & Supplies — 0.3%
Rentokil Initial PLC	914,208	4,563,244
Communications Equipment — 1.7%
Cisco Systems, Inc. (c)	462,777	27,396,398
Consumer Staples Distribution & Retail — 0.7%
Dollar General Corp.	153,639	11,648,909
Containers & Packaging — 1.4%
Crown Holdings, Inc.	47,729	3,946,711
Sealed Air Corp. (b)	536,195	18,139,477
		22,086,188
Diversified Telecommunication Services — 1.5%
AT&T, Inc.	185,831	4,231,372
Verizon Communications, Inc. (b)	502,160	20,081,378
		24,312,750
Electric Utilities — 3.1%
American Electric Power Co., Inc.	97,655	9,006,721
Security	Shares	Value
Electric Utilities (continued)
Entergy Corp.	152,704	$ 11,578,017
Exelon Corp.	282,006	10,614,706
PG&E Corp.	911,803	18,400,184
		49,599,628
Electrical Equipment — 0.3%
Acuity Brands, Inc.	14,356	4,193,818
Entertainment — 2.5%
Electronic Arts, Inc.	179,070	26,197,941
Walt Disney Co.	126,644	14,101,809
		40,299,750
Financial Services — 3.9%
AP Arsenal Co. Invest LP (a)(d)	15,830,106	16,305,009
Fidelity National Information Services, Inc. (b)	369,590	29,851,785
Visa, Inc., Class A	50,677	16,015,959
		62,172,753
Food Products — 2.3%
Kraft Heinz Co. (b)(c)	957,335	29,399,758
Lamb Weston Holdings, Inc.	116,326	7,774,066
		37,173,824
Ground Transportation — 0.2%
Norfolk Southern Corp.	13,776	3,233,227
Health Care Equipment & Supplies — 4.6%
Baxter International, Inc. (c)	943,659	27,517,096
Becton Dickinson & Co.	20,929	4,748,162
Koninklijke Philips NV (a)	332,980	8,434,807
Medtronic PLC	415,585	33,196,930
		73,896,995
Health Care Providers & Services — 8.6%
Cardinal Health, Inc.	338,263	40,006,365
Cigna Group	46,101	12,730,330
CVS Health Corp. (b)(c)	696,142	31,249,814
Elevance Health, Inc. (c)	41,393	15,269,878
Humana, Inc.	55,789	14,154,227
Labcorp Holdings, Inc.	101,702	23,322,303
		136,732,917
Household Durables — 1.8%
Sony Group Corp.	1,334,000	28,114,765
Household Products — 0.5%
Kimberly-Clark Corp.	59,807	7,837,109
Industrial Conglomerates — 0.5%
Honeywell International, Inc.	38,091	8,604,376
Insurance — 4.7%
American International Group, Inc. (c)	338,408	24,636,102
Fidelity National Financial, Inc., Class A	313,242	17,585,406
Willis Towers Watson PLC	106,544	33,373,843
		75,595,351
IT Services — 1.6%
Cognizant Technology Solutions Corp., Class A (c)	336,328	25,863,623
Leisure Products — 0.9%
Hasbro, Inc.	269,066	15,043,480
Life Sciences Tools & Services — 0.3%
Fortrea Holdings, Inc. (a)	261,935	4,885,088
Machinery — 2.4%
CNH Industrial NV	1,152,798	13,061,201
Schedule of Investments

Consolidated Schedule of Investments
(continued)
December 31, 2024
BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Machinery (continued)
Fortive Corp.	110,747	$ 8,306,025
Komatsu Ltd.	155,800	4,244,357
Westinghouse Air Brake Technologies Corp.	65,084	12,339,276
		37,950,859
Media — 2.6%
Comcast Corp., Class A (c)	744,506	27,941,310
WPP PLC	1,357,685	13,994,794
		41,936,104
Metals & Mining — 0.5%
Teck Resources Ltd., Class B	208,585	8,453,950
Multi-Utilities — 1.6%
Dominion Energy, Inc.	128,068	6,897,743
Sempra	213,652	18,741,553
		25,639,296
Oil, Gas & Consumable Fuels — 6.4%
BP PLC	4,911,365	24,276,710
Enterprise Products Partners LP (c)	557,347	17,478,402
Formentera Partners Fund II LP (a)(d)(e)	— (f)	14,785,475
Hess Corp.	126,542	16,831,351
Shell PLC	806,146	25,128,372
Suncor Energy, Inc.	83,663	2,985,096
		101,485,406
Pharmaceuticals — 2.2%
AstraZeneca PLC	68,790	8,968,813
Eli Lilly & Co.	12,149	9,379,028
Sanofi SA	167,683	16,300,592
		34,648,433
Professional Services — 3.8%
Leidos Holdings, Inc. (c)	111,537	16,068,020
SS&C Technologies Holdings, Inc.	585,000	44,331,300
		60,399,320
Residential REITs — 0.7%
Mid-America Apartment Communities, Inc.	66,441	10,269,785
Semiconductors & Semiconductor Equipment — 1.7%
Applied Materials, Inc.	26,435	4,299,124
Intel Corp.	340,257	6,822,153
Micron Technology, Inc. (b)	44,325	3,730,392
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	59,196	11,690,618
		26,542,287
Software — 2.4%
Microsoft Corp.	89,334	37,654,281
Specialized REITs — 1.1%
Crown Castle, Inc. (b)(c)	190,018	17,246,034
Technology Hardware, Storage & Peripherals — 2.9%
HP, Inc. (b)	787,720	25,703,304
Samsung Electronics Co. Ltd., GDR (g)	22,170	20,021,150
		45,724,454
Security	Shares	Value
Tobacco — 1.0%
British American Tobacco PLC, ADR	420,387	$ 15,268,456
Total Common Stocks — 97.8% (Cost: $1,273,037,563)		1,560,498,222
Preferred Securities
Preferred Stocks — 0.2%
Household Products — 0.2%
Henkel AG & Co. KGaA	39,028	3,424,179
		3,424,179
Total Preferred Securities — 0.2% (Cost: $3,075,151)		3,424,179
Total Long-Term Investments — 98.0% (Cost: $1,276,112,714)		1,563,922,401
Short-Term Securities
Money Market Funds — 2.9%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.36% (h)(i)	46,597,729	46,597,729
Total Short-Term Securities — 2.9% (Cost: $46,597,729)		46,597,729
Total Investments Before Options Written — 100.9% (Cost: $1,322,710,443)		1,610,520,130
Options Written — (0.7)% (Premiums Received: $(20,123,825))		(10,489,212)
Total Investments, Net of Options Written — 100.2% (Cost: $1,302,586,618)		1,600,030,918
Liabilities in Excess of Other Assets — (0.2)%		(3,422,473)
Net Assets — 100.0%		$ 1,596,608,445

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(f)	Investment does not issue shares.
(g)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.

2024
BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments
(continued)
December 31, 2024
BlackRock Enhanced Equity Dividend Trust (BDJ)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of
1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/24	Shares Held at 12/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares (a)	$ —	$ 896 (b)	$ —	$ (896)	$ —	$ —	—	$ 464 (c)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	5,204,534	41,393,195 (b)	—	—	—	46,597,729	46,597,729	1,687,407	—
				$ (896)	$ —	$ 46,597,729		$ 1,687,871	$ —

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Boeing Co.	173	01/03/25	USD	180.00	USD	3,062	$ (17,473)
Electronic Arts, Inc.	526	01/03/25	USD	165.00	USD	7,695	(52,600)
Honeywell International, Inc.	106	01/03/25	USD	230.00	USD	2,394	(4,240)
HP, Inc.	296	01/03/25	USD	37.00	USD	966	(6,216)
Humana, Inc.	182	01/03/25	USD	315.00	USD	4,618	(27,300)
JPMorgan Chase & Co.	164	01/03/25	USD	245.00	USD	3,931	(3,608)
PG&E Corp.	1,175	01/03/25	USD	21.50	USD	2,371	(17,625)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	61	01/03/25	USD	200.00	USD	1,205	(8,296)
Teck Resources Ltd., Class B	281	01/03/25	USD	48.00	USD	1,139	(18,265)
Cognizant Technology Solutions Corp., Class A	1,074	01/08/25	USD	78.50	USD	8,259	(50,068)
Amazon.com, Inc.	56	01/10/25	USD	230.00	USD	1,229	(3,556)
American International Group, Inc.	100	01/10/25	USD	77.00	USD	728	(1,500)
Bank of America Corp.	526	01/10/25	USD	47.00	USD	2,312	(1,315)
Baxter International, Inc.	1,479	01/10/25	USD	35.00	USD	4,313	(199,665)
Boeing Co.	173	01/10/25	USD	170.00	USD	3,062	(150,510)
Cardinal Health, Inc.	449	01/10/25	USD	122.91	USD	5,310	(7,184)
Cisco Systems, Inc.	1,583	01/10/25	USD	60.00	USD	9,371	(34,826)
Citigroup, Inc.	530	01/10/25	USD	74.00	USD	3,731	(6,095)
Enterprise Products Partners LP	1,050	01/10/25	USD	33.00	USD	3,293	(13,650)
HP, Inc.	859	01/10/25	USD	40.71	USD	2,803	—
JPMorgan Chase & Co.	154	01/10/25	USD	255.00	USD	3,692	(847)
Kimberly-Clark Corp.	208	01/10/25	USD	138.48	USD	2,726	(3,087)
Kraft Heinz Co.	886	01/10/25	USD	31.63	USD	2,721	(9,668)
Medtronic PLC	427	01/10/25	USD	86.00	USD	3,411	(49,105)
Microsoft Corp.	250	01/10/25	USD	445.00	USD	10,538	(6,500)
PG&E Corp.	625	01/10/25	USD	21.32	USD	1,261	(1,219)
PPG Industries, Inc.	195	01/10/25	USD	131.00	USD	2,329	(9,750)
Verizon Communications, Inc.	537	01/10/25	USD	44.00	USD	2,147	(1,074)
Visa, Inc., Class A	35	01/10/25	USD	320.00	USD	1,106	(6,405)
Wells Fargo & Co.	1,775	01/10/25	USD	73.00	USD	12,468	(48,812)
Acuity Brands, Inc.	79	01/17/25	USD	340.00	USD	2,308	(14,615)
Air Products and Chemicals, Inc.	131	01/17/25	USD	310.00	USD	3,800	(4,585)
Albemarle Corp.	129	01/17/25	USD	110.00	USD	1,110	(1,484)
Amazon.com, Inc.	64	01/17/25	USD	215.00	USD	1,404	(51,520)
Amazon.com, Inc.	214	01/17/25	USD	230.00	USD	4,695	(30,816)
American Electric Power Co., Inc.	280	01/17/25	USD	97.50	USD	2,582	(3,500)
American International Group, Inc.	1,089	01/17/25	USD	77.50	USD	7,928	(13,613)
AT&T, Inc.	895	01/17/25	USD	23.00	USD	2,038	(18,348)
Bank of America Corp.	1,134	01/17/25	USD	47.00	USD	4,984	(30,051)
Schedule of Investments

Consolidated Schedule of Investments
(continued)
December 31, 2024
BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Baxter International, Inc.	1,242	01/17/25	USD	35.00	USD	3,622	$ (12,420)
Becton Dickinson & Co.	58	01/17/25	USD	235.00	USD	1,316	(7,250)
Cardinal Health, Inc.	295	01/17/25	USD	120.00	USD	3,489	(38,350)
Carlyle Group, Inc.	282	01/17/25	USD	52.50	USD	1,424	(16,920)
Cigna Group	78	01/17/25	USD	360.00	USD	2,154	(1,950)
Cisco Systems, Inc.	497	01/17/25	USD	60.00	USD	2,942	(21,371)
Citigroup, Inc.	748	01/17/25	USD	70.00	USD	5,265	(157,828)
CNH Industrial NV	3,122	01/17/25	USD	10.85	USD	3,537	(222,105)
Cognizant Technology Solutions Corp., Class A	775	01/17/25	USD	82.50	USD	5,960	(11,625)
Comcast Corp., Class A	1,314	01/17/25	USD	45.00	USD	4,931	(2,628)
Corteva, Inc.	170	01/17/25	USD	60.00	USD	968	(5,100)
Crown Holdings, Inc.	137	01/17/25	USD	97.50	USD	1,133	(11,645)
Crown Holdings, Inc.	62	01/17/25	USD	85.00	USD	513	(3,720)
CVS Health Corp.	528	01/17/25	USD	60.00	USD	2,370	(792)
CVS Health Corp.	1,259	01/17/25	USD	57.50	USD	5,652	(3,777)
Dollar General Corp.	393	01/17/25	USD	85.00	USD	2,980	(6,681)
Dominion Energy, Inc.	282	01/17/25	USD	57.50	USD	1,519	(2,115)
Electronic Arts, Inc.	181	01/17/25	USD	165.00	USD	2,648	(905)
Elevance Health, Inc.	118	01/17/25	USD	440.00	USD	4,353	(6,490)
Eli Lilly & Co.	51	01/17/25	USD	780.00	USD	3,937	(79,432)
Entergy Corp.	560	01/17/25	USD	75.18	USD	4,246	(97,339)
Enterprise Products Partners LP	1,110	01/17/25	USD	31.00	USD	3,481	(77,700)
Exelon Corp.	493	01/17/25	USD	40.00	USD	1,856	(2,465)
Exelon Corp.	529	01/17/25	USD	37.00	USD	1,991	(55,545)
Fidelity National Financial, Inc., Class A	901	01/17/25	USD	62.00	USD	5,058	(254)
Fidelity National Information Services, Inc.	361	01/17/25	USD	90.00	USD	2,916	(1,805)
First Citizens BancShares, Inc., Class A	56	01/17/25	USD	2,250.00	USD	11,833	(60,760)
Fortive Corp.	308	01/17/25	USD	80.00	USD	2,310	(13,860)
Fortrea Holdings, Inc.	931	01/17/25	USD	22.50	USD	1,736	(32,585)
General Motors Co.	1,000	01/17/25	USD	57.50	USD	5,327	(33,500)
General Motors Co.	125	01/17/25	USD	55.00	USD	666	(10,063)
Hasbro, Inc.	625	01/17/25	USD	67.50	USD	3,494	(18,750)
Honeywell International, Inc.	106	01/17/25	USD	240.00	USD	2,394	(5,035)
Intercontinental Exchange, Inc.	277	01/17/25	USD	165.00	USD	4,128	(4,155)
International Flavors & Fragrances, Inc.	335	01/17/25	USD	95.00	USD	2,832	(16,750)
Johnson Controls International PLC	764	01/17/25	USD	85.00	USD	6,030	(34,380)
JPMorgan Chase & Co.	159	01/17/25	USD	240.00	USD	3,811	(83,077)
Keurig Dr. Pepper, Inc.	797	01/17/25	USD	33.00	USD	2,560	(9,963)
Keurig Dr. Pepper, Inc.	140	01/17/25	USD	34.00	USD	450	(1,400)
Kraft Heinz Co.	1,342	01/17/25	USD	33.29	USD	4,121	(2,315)
L3Harris Technologies, Inc.	404	01/17/25	USD	250.00	USD	8,495	(2,020)
Labcorp Holdings, Inc.	289	01/17/25	USD	240.00	USD	6,627	(22,397)
Lamb Weston Holdings, Inc.	260	01/17/25	USD	82.50	USD	1,738	(7,800)
Lear Corp.	205	01/17/25	USD	100.00	USD	1,941	(20,500)
Leidos Holdings, Inc.	178	01/17/25	USD	202.50	USD	2,564	(430)
Medtronic PLC	424	01/17/25	USD	90.00	USD	3,387	(848)
Medtronic PLC	458	01/17/25	USD	87.50	USD	3,659	(2,977)
Mid-America Apartment Communities, Inc.	170	01/17/25	USD	165.00	USD	2,628	(22,950)
Mid-America Apartment Communities, Inc.	97	01/17/25	USD	152.75	USD	1,499	(26,792)
PG&E Corp.	1,143	01/17/25	USD	22.00	USD	2,307	(4,572)
RTX Corp.	425	01/17/25	USD	120.00	USD	4,918	(31,025)
Sealed Air Corp.	1,132	01/17/25	USD	37.50	USD	3,830	(33,960)
Sempra	159	01/17/25	USD	91.25	USD	1,395	(4,533)
SS&C Technologies Holdings, Inc.	1,450	01/17/25	USD	75.00	USD	10,988	(246,500)
Suncor Energy, Inc.	431	01/17/25	USD	42.00	USD	1,538	(20,257)
Teck Resources Ltd., Class B	343	01/17/25	USD	49.00	USD	1,390	(6,346)
Verizon Communications, Inc.	658	01/17/25	USD	42.00	USD	2,631	(2,961)
Visa, Inc., Class A	162	01/17/25	USD	315.00	USD	5,120	(93,150)
Walt Disney Co.	459	01/17/25	USD	120.00	USD	5,111	(7,344)
Wells Fargo & Co.	1,961	01/17/25	USD	77.50	USD	13,774	(52,947)
Westinghouse Air Brake Technologies Corp.	84	01/17/25	USD	202.34	USD	1,593	(2,038)
Willis Towers Watson PLC	317	01/17/25	USD	320.00	USD	9,930	(74,495)

2024
BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments
(continued)
December 31, 2024
BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Amazon.com, Inc.	63	01/24/25	USD	235.00	USD	1,382	$ (7,403)
American International Group, Inc.	672	01/24/25	USD	75.00	USD	4,892	(35,280)
AT&T, Inc.	127	01/24/25	USD	23.00	USD	289	(3,556)
Baxter International, Inc.	1,053	01/24/25	USD	30.00	USD	3,071	(52,650)
Cardinal Health, Inc.	339	01/24/25	USD	124.00	USD	4,009	(15,255)
Cardinal Health, Inc.	292	01/24/25	USD	120.00	USD	3,453	(44,530)
Citigroup, Inc.	1,115	01/24/25	USD	75.00	USD	7,848	(57,422)
Comcast Corp., Class A	487	01/24/25	USD	44.00	USD	1,828	(1,461)
Comcast Corp., Class A	568	01/24/25	USD	40.00	USD	2,132	(5,396)
Electronic Arts, Inc.	277	01/24/25	USD	157.50	USD	4,053	(65,095)
Enterprise Products Partners LP	944	01/24/25	USD	33.00	USD	2,960	(6,136)
Fidelity National Information Services, Inc.	562	01/24/25	USD	87.00	USD	4,539	(7,025)
General Motors Co.	309	01/24/25	USD	53.00	USD	1,646	(63,654)
HP, Inc.	1,106	01/24/25	USD	37.00	USD	3,609	(8,295)
Intel Corp.	1,198	01/24/25	USD	22.50	USD	2,402	(33,544)
JPMorgan Chase & Co.	135	01/24/25	USD	250.00	USD	3,236	(29,025)
Kimberly-Clark Corp.	125	01/24/25	USD	138.00	USD	1,638	(60,000)
Kraft Heinz Co.	1,047	01/24/25	USD	33.00	USD	3,215	(8,376)
Micron Technology, Inc.	443	01/24/25	USD	112.00	USD	3,728	(3,323)
Microsoft Corp.	57	01/24/25	USD	465.00	USD	2,403	(1,824)
PG&E Corp.	993	01/24/25	USD	21.00	USD	2,004	(17,378)
PPG Industries, Inc.	428	01/24/25	USD	126.00	USD	5,112	(87,740)
Suncor Energy, Inc.	29	01/24/25	USD	37.00	USD	103	(1,204)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	200	01/24/25	USD	210.00	USD	3,950	(83,500)
Verizon Communications, Inc.	595	01/24/25	USD	43.00	USD	2,379	(18,445)
Verizon Communications, Inc.	80	01/24/25	USD	42.00	USD	320	(1,520)
Visa, Inc., Class A	81	01/24/25	USD	325.00	USD	2,560	(21,465)
Applied Materials, Inc.	73	01/31/25	USD	175.00	USD	1,187	(19,455)
Citigroup, Inc.	919	01/31/25	USD	75.00	USD	6,469	(63,870)
Comcast Corp., Class A	692	01/31/25	USD	42.00	USD	2,597	(10,726)
Comcast Corp., Class A	207	01/31/25	USD	41.00	USD	777	(6,003)
Constellation Brands, Inc., Class A	119	01/31/25	USD	245.00	USD	2,630	(10,115)
Dollar General Corp.	462	01/31/25	USD	80.00	USD	3,503	(63,063)
Humana, Inc.	128	01/31/25	USD	295.00	USD	3,247	(53,120)
Kraft Heinz Co.	1,454	01/31/25	USD	33.00	USD	4,465	(13,086)
Medtronic PLC	267	01/31/25	USD	84.00	USD	2,133	(8,544)
Microsoft Corp.	53	01/31/25	USD	470.00	USD	2,234	(6,440)
PG&E Corp.	1,078	01/31/25	USD	20.50	USD	2,175	(38,269)
RTX Corp.	425	01/31/25	USD	119.00	USD	4,918	(87,125)
Verizon Communications, Inc.	616	01/31/25	USD	43.00	USD	2,463	(8,316)
Verizon Communications, Inc.	80	01/31/25	USD	42.00	USD	320	(2,000)
Wells Fargo & Co.	668	01/31/25	USD	75.00	USD	4,692	(61,790)
Becton Dickinson & Co.	58	02/05/25	USD	233.94	USD	1,316	(14,632)
Albemarle Corp.	243	02/21/25	USD	100.00	USD	2,092	(59,656)
Amazon.com, Inc.	56	02/21/25	USD	230.00	USD	1,229	(39,480)
American Electric Power Co., Inc.	257	02/21/25	USD	95.00	USD	2,370	(32,767)
Applied Materials, Inc.	73	02/21/25	USD	180.00	USD	1,187	(27,010)
British American Tobacco PLC, ADR	840	02/21/25	USD	37.00	USD	3,051	(69,300)
Cardinal Health, Inc.	485	02/21/25	USD	120.00	USD	5,736	(177,025)
Carlyle Group, Inc.	283	02/21/25	USD	55.00	USD	1,429	(30,422)
Cisco Systems, Inc.	497	02/21/25	USD	60.00	USD	2,942	(87,969)
CNH Industrial NV	2,144	02/21/25	USD	11.55	USD	2,429	(96,489)
Corteva, Inc.	170	02/21/25	USD	60.00	USD	968	(22,950)
Crown Holdings, Inc.	62	02/21/25	USD	85.00	USD	513	(15,035)
CVS Health Corp.	470	02/21/25	USD	50.00	USD	2,110	(60,160)
Dominion Energy, Inc.	422	02/21/25	USD	55.25	USD	2,273	(49,862)
Elevance Health, Inc.	109	02/21/25	USD	389.00	USD	4,021	(128,085)
Eli Lilly & Co.	16	02/21/25	USD	870.00	USD	1,235	(20,400)
Exelon Corp.	529	02/21/25	USD	37.04	USD	1,991	(80,926)
First Citizens BancShares, Inc., Class A	60	02/21/25	USD	2,200.00	USD	12,678	(449,100)
Fortive Corp.	301	02/21/25	USD	75.00	USD	2,258	(81,270)
Fortrea Holdings, Inc.	510	02/21/25	USD	22.50	USD	951	(33,150)
Schedule of Investments

Consolidated Schedule of Investments
(continued)
December 31, 2024
BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Hasbro, Inc.	854	02/21/25	USD	62.75	USD	4,775	$ (53,670)
Intercontinental Exchange, Inc.	260	02/21/25	USD	157.00	USD	3,874	(42,563)
International Flavors & Fragrances, Inc.	347	02/21/25	USD	87.50	USD	2,934	(96,292)
Johnson Controls International PLC	487	02/21/25	USD	80.00	USD	3,844	(176,537)
Kraft Heinz Co.	536	02/21/25	USD	32.50	USD	1,646	(24,120)
L3Harris Technologies, Inc.	499	02/21/25	USD	240.00	USD	10,493	(39,920)
Labcorp Holdings, Inc.	270	02/21/25	USD	240.00	USD	6,192	(113,400)
Lamb Weston Holdings, Inc.	379	02/21/25	USD	70.00	USD	2,533	(79,590)
Lear Corp.	205	02/21/25	USD	100.00	USD	1,941	(58,937)
Leidos Holdings, Inc.	435	02/21/25	USD	160.00	USD	6,267	(90,262)
Medtronic PLC	738	02/21/25	USD	85.00	USD	5,895	(54,243)
Microsoft Corp.	131	02/21/25	USD	460.00	USD	5,522	(51,417)
Mid-America Apartment Communities, Inc.	97	02/21/25	USD	152.75	USD	1,499	(50,607)
Sealed Air Corp.	1,012	02/21/25	USD	36.00	USD	3,424	(72,537)
Sempra	1,016	02/21/25	USD	86.50	USD	8,912	(369,558)
SS&C Technologies Holdings, Inc.	1,770	02/21/25	USD	80.00	USD	13,413	(203,550)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	64	02/21/25	USD	220.00	USD	1,264	(29,760)
Teck Resources Ltd., Class B	268	02/21/25	USD	49.00	USD	1,086	(11,658)
Teck Resources Ltd., Class B	270	02/21/25	USD	47.00	USD	1,094	(14,985)
Walt Disney Co.	250	02/21/25	USD	120.00	USD	2,784	(47,500)
Wells Fargo & Co.	668	02/21/25	USD	75.00	USD	4,692	(91,850)
Westinghouse Air Brake Technologies Corp.	273	02/21/25	USD	195.00	USD	5,176	(143,325)
Willis Towers Watson PLC	268	02/21/25	USD	330.00	USD	8,395	(113,230)
British American Tobacco PLC, ADR	840	03/21/25	USD	38.00	USD	3,051	(58,800)
							$ (7,647,061)
OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Comcast Corp., Class A	Bank of America N.A.	41,300	01/08/25	USD	43.30	USD	1,550	$ (12)
Comcast Corp., Class A	Bank of America N.A.	41,300	01/08/25	USD	44.46	USD	1,550	(36)
CVS Health Corp.	Citibank N.A.	52,700	01/08/25	USD	58.59	USD	2,366	(22)
Fidelity National Information Services, Inc.	JPMorgan Chase Bank N.A.	30,100	01/08/25	USD	87.97	USD	2,431	(583)
Sony Group Corp.	JPMorgan Chase Bank N.A.	426,500	01/08/25	JPY	2,993.85	JPY	1,414,330	(1,033,638)
Komatsu Ltd.	Nomura International, Inc.	57,400	01/09/25	JPY	4,323.94	JPY	246,042	(35,906)
Alibaba Group Holding Ltd.	Bank of America N.A.	128,000	01/14/25	HKD	95.86	HKD	10,521	(1,296)
AstraZeneca PLC	Bank of America N.A.	5,900	01/14/25	GBP	107.15	GBP	614	(6,942)
BP PLC	Bank of America N.A.	1,976,000	01/14/25	GBP	3.97	GBP	7,802	(141,375)
Henkel AG & Co. KGaA, Preference Shares	Bank of America N.A.	31,300	01/14/25	EUR	81.29	EUR	2,651	(122,181)
Sanofi SA	BNP Paribas SA	116,500	01/14/25	EUR	96.64	EUR	10,933	(43,016)
WPP PLC	BNP Paribas SA	262,400	01/14/25	GBP	8.64	GBP	2,161	(7,161)
Crown Castle, Inc.	Barclays Bank PLC	22,400	01/15/25	USD	106.35	USD	2,033	(2,360)
Shell PLC	Goldman Sachs International	112,700	01/15/25	GBP	26.19	GBP	2,806	(3,153)
AstraZeneca PLC	Citibank N.A.	32,400	01/16/25	GBP	103.59	GBP	3,374	(112,409)
Koninklijke Philips NV	Goldman Sachs International	210,000	01/16/25	EUR	26.39	EUR	5,135	(8,790)
Sony Group Corp.	UBS AG	316,500	01/16/25	JPY	3,083.64	JPY	1,049,555	(625,054)
Alibaba Group Holding Ltd.	Citibank N.A.	130,200	01/22/25	HKD	85.88	HKD	10,702	(22,857)
BP PLC	Barclays Bank PLC	79,800	01/22/25	GBP	3.86	GBP	315	(12,960)
Fidelity National Information Services, Inc.	Citibank N.A.	41,700	01/23/25	USD	87.43	USD	3,368	(15,311)
Shell PLC	Goldman Sachs International	245,700	01/23/25	GBP	25.33	GBP	6,084	(70,531)
WPP PLC	Goldman Sachs International	308,000	01/23/25	GBP	8.95	GBP	2,548	(4,014)
Airbus SE	Bank of America N.A.	8,500	01/28/25	EUR	162.62	EUR	1,316	(11,358)
BP PLC	Bank of America N.A.	645,400	01/28/25	GBP	3.86	GBP	2,536	(116,744)
Shell PLC	Goldman Sachs International	90,700	01/28/25	GBP	25.40	GBP	2,246	(29,442)
WPP PLC	Morgan Stanley & Co. International PLC	185,900	01/28/25	GBP	9.03	GBP	1,538	(2,732)
Intercontinental Exchange, Inc.	BNP Paribas SA	41,200	01/29/25	USD	159.14	USD	6,139	(19,122)
Rentokil Initial PLC	Goldman Sachs International	251,000	01/29/25	GBP	4.08	GBP	1,006	(41,425)
Fidelity National Information Services, Inc.	Citibank N.A.	41,700	01/30/25	USD	86.58	USD	3,368	(7,396)
Crown Castle, Inc.	UBS AG	17,200	02/04/25	USD	104.10	USD	1,561	(7,866)

2024
BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments
(continued)
December 31, 2024
BlackRock Enhanced Equity Dividend Trust (BDJ)

OTC Options Written (continued)
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Komatsu Ltd.	JPMorgan Chase Bank N.A.	29,400	02/04/25	JPY	4,346.00	JPY	127,890	$ (30,358)
Fidelity National Financial, Inc., Class A	Morgan Stanley & Co. International PLC	82,100	02/05/25	USD	59.32	USD	4,609	(49,148)
Airbus SE	Bank of America N.A.	17,000	02/06/25	EUR	159.65	EUR	2,631	(46,670)
Rentokil Initial PLC	Goldman Sachs International	251,000	02/06/25	GBP	4.08	GBP	1,006	(48,466)
Entergy Corp.	Citibank N.A.	27,900	02/19/25	USD	76.41	USD	2,115	(62,243)
Crown Castle, Inc.	Bank of America N.A.	64,800	02/24/25	USD	96.93	USD	5,881	(99,574)
								$ (2,842,151)
Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (20,123,825)	$ 11,735,024	$ (2,100,411)	$ (10,489,212)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 10,489,212	$ —	$ —	$ —	$ 10,489,212
For the period ended December 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$ —	$ —	$ (53,221,661)	$ —	$ —	$ —	$ (53,221,661)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ 25,508,715	$ —	$ —	$ —	$ 25,508,715
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$ 21,825,196
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 10,489,212
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	10,489,212
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(7,647,061)
Total derivative assets and liabilities subject to an MNA	$ —	$ 2,842,151
Schedule of Investments

Consolidated Schedule of Investments
(continued)
December 31, 2024
BlackRock Enhanced Equity Dividend Trust (BDJ)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the
Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$ 546,188	$ —	$ (546,188)	$ —	$ —
Barclays Bank PLC	15,320	—	(15,320)	—	—
BNP Paribas SA	69,299	—	(69,299)	—	—
Citibank N.A.	220,238	—	(220,238)	—	—
Goldman Sachs International	205,821	—	(205,821)	—	—
JPMorgan Chase Bank N.A.	1,064,579	—	(1,064,579)	—	—
Morgan Stanley & Co. International PLC	51,880	—	(51,880)	—	—
Nomura International, Inc.	35,906	—	—	—	35,906
UBS AG	632,920	—	(632,920)	—	—
	$ 2,842,151	$ —	$ (2,806,245)	$ —	$ 35,906

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)
Net amount represents the net amount payable due to the counterparty in the event of default.  Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust
’
s financial instruments into major categories
is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$ 63,014,871	$ 7,313,815	$ —	$ 70,328,686
Automobile Components	7,059,696	—	—	7,059,696
Automobiles	19,106,298	—	—	19,106,298
Banks	200,628,978	—	—	200,628,978
Beverages	10,199,203	—	—	10,199,203
Broadline Retail	18,102,747	6,745,830	—	24,848,577
Building Products	17,959,653	—	—	17,959,653
Capital Markets	30,924,214	—	—	30,924,214
Chemicals	52,970,059	—	—	52,970,059
Commercial Services & Supplies	—	4,563,244	—	4,563,244
Communications Equipment	27,396,398	—	—	27,396,398
Consumer Staples Distribution & Retail	11,648,909	—	—	11,648,909
Containers & Packaging	22,086,188	—	—	22,086,188
Diversified Telecommunication Services	24,312,750	—	—	24,312,750
Electric Utilities	49,599,628	—	—	49,599,628
Electrical Equipment	4,193,818	—	—	4,193,818
Entertainment	40,299,750	—	—	40,299,750
Financial Services	45,867,744	—	16,305,009	62,172,753
Food Products	37,173,824	—	—	37,173,824
Ground Transportation	3,233,227	—	—	3,233,227
Health Care Equipment & Supplies	65,462,188	8,434,807	—	73,896,995
Health Care Providers & Services	136,732,917	—	—	136,732,917
Household Durables	—	28,114,765	—	28,114,765
Household Products	7,837,109	—	—	7,837,109
Industrial Conglomerates	8,604,376	—	—	8,604,376
Insurance	75,595,351	—	—	75,595,351
IT Services	25,863,623	—	—	25,863,623
Leisure Products	15,043,480	—	—	15,043,480

2024
BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments
(continued)
December 31, 2024
BlackRock Enhanced Equity Dividend Trust (BDJ)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Life Sciences Tools & Services	$ 4,885,088	$ —	$ —	$ 4,885,088
Machinery	33,706,502	4,244,357	—	37,950,859
Media	27,941,310	13,994,794	—	41,936,104
Metals & Mining	8,453,950	—	—	8,453,950
Multi-Utilities	25,639,296	—	—	25,639,296
Oil, Gas & Consumable Fuels	37,294,849	49,405,082	14,785,475	101,485,406
Pharmaceuticals	9,379,028	25,269,405	—	34,648,433
Professional Services	60,399,320	—	—	60,399,320
Residential REITs	10,269,785	—	—	10,269,785
Semiconductors & Semiconductor Equipment	26,542,287	—	—	26,542,287
Software	37,654,281	—	—	37,654,281
Specialized REITs	17,246,034	—	—	17,246,034
Technology Hardware, Storage & Peripherals	25,703,304	20,021,150	—	45,724,454
Tobacco	15,268,456	—	—	15,268,456
Preferred Securities
Preferred Stocks	3,424,179	—	—	3,424,179
Short-Term Securities
Money Market Funds	46,597,729	—	—	46,597,729
	$ 1,411,322,397	$ 168,107,249	$ 31,090,484	$ 1,610,520,130
Derivative Financial Instruments (a)
Liabilities
Equity Contracts	$ (6,261,100)	$ (4,228,112)	$ —	$ (10,489,212)

(a)	Derivative financial instruments are options written. Options written are shown at value.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Common Stocks
Assets
Opening balance, as of December 31, 2023	$ 26,546,732
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation) (a)(b)	3,991,985
Purchases	4,400,506
Sales	(3,848,739)
Closing balance, as of December 31, 2024	$ 31,090,484
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2024 (b)	$ 3,991,985

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2024 is generally due to investments no longer held or categorized as Level 3 at period end.

Schedule of Investments

Consolidated Schedule of Investments
(continued)
December 31, 2024
BlackRock Enhanced Equity Dividend Trust (BDJ)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to
determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$ 31,090,484	Income	Discount Rate	10%	—
		Market	EBITDA Multiple	7.00x	—
	$ 31,090,484

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
See notes to financial statements.

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
December 31, 2024
BlackRock Enhanced Global Dividend Trust (BOE)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Canada — 1.4%
TELUS Corp.	713,921	$ 9,679,864
Denmark — 2.4%
Novo Nordisk A/S, Class B	196,600	16,963,008
France — 3.9%
Air Liquide SA	81,613	13,266,983
LVMH Moet Hennessy Louis Vuitton SE	21,915	14,415,528
		27,682,511
India — 0.0%
AceVector Limited, Series I, (Acquired 08/31/18, Cost: $2,637,143) (a)(b)(c)	566,400	217,196
Netherlands — 1.5%
Koninklijke KPN NV	2,900,038	10,574,805
Spain — 2.0%
Banco Bilbao Vizcaya Argentaria SA	1,453,111	14,217,860
Switzerland — 1.7%
Zurich Insurance Group AG, Class N	19,740	11,740,673
Taiwan — 3.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	754,000	24,505,017
United Kingdom — 10.7%
AstraZeneca PLC	166,609	21,722,415
BAE Systems PLC	698,996	10,027,287
Diageo PLC	469,963	14,934,400
RELX PLC	402,150	18,211,670
Taylor Wimpey PLC	6,771,171	10,305,745
		75,201,517
United States — 72.4%
AbbVie, Inc. (d)	102,937	18,291,905
Accenture PLC, Class A	62,792	22,089,598
Allegion PLC	103,069	13,469,057
Alphabet, Inc., Class A	92,589	17,527,098
AMETEK, Inc.	55,370	9,980,996
Apple, Inc. (d)(e)	71,432	17,888,001
Applied Materials, Inc.	65,297	10,619,251
Assurant, Inc. (d)	39,472	8,416,220
Baker Hughes Co., Class A	246,980	10,131,120
Broadcom, Inc.	94,199	21,839,096
Charles Schwab Corp.	145,813	10,791,620
Citizens Financial Group, Inc. (e)	315,548	13,808,380
CMS Energy Corp.	171,335	11,419,478
Coca-Cola Co.	232,736	14,490,143
General Electric Co.	85,712	14,295,904
Home Depot, Inc.	34,647	13,477,336
Hubbell, Inc.	31,622	13,246,140
Intercontinental Exchange, Inc. (d)	96,885	14,436,834
M&T Bank Corp.	53,051	9,974,118
Security	Shares	Value
United States (continued)
Mastercard, Inc., Class A	15,561	$ 8,193,956
Meta Platforms, Inc., Class A (e)	29,143	17,063,518
Microsoft Corp. (d)	80,339	33,862,888
Moody ’ s Corp.	23,730	11,233,070
Oracle Corp.	85,803	14,298,212
Otis Worldwide Corp. (d)	181,442	16,803,344
Philip Morris International, Inc. (d)(e)	110,477	13,295,907
Republic Services, Inc. (e)	36,967	7,437,021
Salesforce, Inc.	38,999	13,038,536
Sanofi SA	153,206	14,893,272
Shell PLC	442,059	13,873,220
Texas Instruments, Inc. (d)(e)	113,718	21,323,262
Union Pacific Corp.	61,931	14,122,745
UnitedHealth Group, Inc. (e)	35,502	17,959,042
Walmart, Inc. (d)	116,140	10,493,249
Williams Cos., Inc. (d)	183,217	9,915,704
Zoetis, Inc., Class A	40,803	6,648,033
		510,647,274
Total Long-Term Investments — 99.5% (Cost: $550,585,379)		701,429,725
Short-Term Securities
Money Market Funds — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.36% (f)(g)	7,033,278	7,033,278
Total Short-Term Securities — 1.0% (Cost: $7,033,278)		7,033,278
Total Investments Before Options Written — 100.5% (Cost: $557,618,657)		708,463,003
Options Written — (0.6)% (Premiums Received: $(7,687,194))		(4,114,542)
Total Investments, Net of Options Written — 99.9% (Cost: $549,931,463)		704,348,461
Other Assets Less Liabilities — 0.1%		360,738
Net Assets — 100.0%		$ 704,709,199

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $217,196, representing less than 0.05% of its net assets as of period end, and an original cost of $2,637,143.

(d)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.
Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Enhanced Global Dividend Trust (BOE)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of
1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/24	Shares Held at 12/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares (a)	$ —	$ —	$ (98) (b)	$ 98	$ —	$ —	—	$ 23 (c)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	2,668,223	4,365,055 (b)	—	—	—	7,033,278	7,033,278	348,611	—
				$ 98	$ —	$ 7,033,278		$ 348,634	$ —

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
UnitedHealth Group, Inc.	42	01/03/25	USD	615.00	USD	2,125	$ (7,140)
Alphabet, Inc., Class A	191	01/10/25	USD	180.00	USD	3,616	(195,297)
Coca-Cola Co.	433	01/10/25	USD	65.00	USD	2,696	(866)
Microsoft Corp.	97	01/10/25	USD	445.00	USD	4,089	(2,522)
Oracle Corp.	107	01/10/25	USD	185.00	USD	1,783	(1,124)
Philip Morris International, Inc.	197	01/10/25	USD	132.00	USD	2,371	(14,775)
Texas Instruments, Inc.	87	01/10/25	USD	205.00	USD	1,631	(914)
Texas Instruments, Inc.	97	01/10/25	USD	195.00	USD	1,819	(5,772)
Union Pacific Corp.	45	01/10/25	USD	240.00	USD	1,026	(1,575)
UnitedHealth Group, Inc.	54	01/10/25	USD	585.00	USD	2,732	(594)
AbbVie, Inc.	114	01/17/25	USD	185.00	USD	2,026	(8,721)
AbbVie, Inc.	114	01/17/25	USD	170.00	USD	2,026	(103,455)
Accenture PLC, Class A	86	01/17/25	USD	370.00	USD	3,025	(7,525)
Allegion PLC	253	01/17/25	USD	145.00	USD	3,306	(7,590)
Alphabet, Inc., Class A	39	01/17/25	USD	180.00	USD	738	(43,290)
AMETEK, Inc.	151	01/17/25	USD	200.00	USD	2,722	(20,385)
Apple, Inc.	81	01/17/25	USD	235.00	USD	2,028	(131,827)
Applied Materials, Inc.	159	01/17/25	USD	185.00	USD	2,586	(4,134)
Assurant, Inc.	87	01/17/25	USD	220.00	USD	1,855	(10,440)
Baker Hughes Co., Class A	257	01/17/25	USD	42.00	USD	1,054	(14,135)
Charles Schwab Corp.	381	01/17/25	USD	82.50	USD	2,820	(2,858)
Citizens Financial Group, Inc.	1,050	01/17/25	USD	47.50	USD	4,595	(21,000)
CMS Energy Corp.	368	01/17/25	USD	70.00	USD	2,453	(49,680)
Coca-Cola Co.	433	01/17/25	USD	65.00	USD	2,696	(5,846)
General Electric Co.	180	01/17/25	USD	185.00	USD	3,002	(2,700)
Home Depot, Inc.	90	01/17/25	USD	415.00	USD	3,501	(4,725)
Hubbell, Inc.	74	01/17/25	USD	450.00	USD	3,100	(21,090)
M&T Bank Corp.	145	01/17/25	USD	220.00	USD	2,726	(4,350)
Mastercard, Inc., Class A	33	01/17/25	USD	525.00	USD	1,738	(30,443)
Meta Platforms, Inc., Class A	26	01/17/25	USD	600.00	USD	1,522	(24,765)
Oracle Corp.	108	01/17/25	USD	185.00	USD	1,800	(1,188)
Otis Worldwide Corp.	223	01/17/25	USD	100.00	USD	2,065	(3,345)
Otis Worldwide Corp.	50	01/17/25	USD	105.00	USD	463	(250)
Republic Services, Inc.	117	01/17/25	USD	220.00	USD	2,354	(1,463)
Salesforce, Inc.	95	01/17/25	USD	350.00	USD	3,176	(22,515)
Texas Instruments, Inc.	87	01/17/25	USD	220.00	USD	1,631	(1,131)
Texas Instruments, Inc.	32	01/17/25	USD	210.00	USD	600	(464)
Union Pacific Corp.	130	01/17/25	USD	250.00	USD	2,965	(3,900)
Williams Cos., Inc.	345	01/17/25	USD	60.00	USD	1,867	(2,588)
Zoetis, Inc., Class A	46	01/17/25	USD	185.00	USD	749	(1,150)

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Enhanced Global Dividend Trust (BOE)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Accenture PLC, Class A	86	01/24/25	USD	375.00	USD	3,025	$ (9,890)
Alphabet, Inc., Class A	95	01/24/25	USD	205.00	USD	1,798	(7,030)
Apple, Inc.	72	01/24/25	USD	255.00	USD	1,803	(21,492)
Assurant, Inc.	86	01/24/25	USD	224.72	USD	1,834	(6,758)
Broadcom, Inc.	180	01/24/25	USD	235.00	USD	4,173	(147,150)
General Electric Co.	197	01/24/25	USD	180.00	USD	3,286	(39,104)
Mastercard, Inc., Class A	19	01/24/25	USD	540.00	USD	1,000	(7,315)
Meta Platforms, Inc., Class A	41	01/24/25	USD	680.00	USD	2,401	(2,747)
Microsoft Corp.	96	01/24/25	USD	465.00	USD	4,046	(3,072)
Philip Morris International, Inc.	205	01/24/25	USD	129.00	USD	2,467	(7,175)
Salesforce, Inc.	76	01/24/25	USD	370.00	USD	2,541	(4,636)
TELUS Corp.	1,447	01/24/25	CAD	22.50	CAD	2,820	(5,033)
UnitedHealth Group, Inc.	73	01/24/25	USD	525.00	USD	3,693	(73,547)
Williams Cos., Inc.	662	01/24/25	USD	54.00	USD	3,583	(201,910)
Applied Materials, Inc.	64	01/31/25	USD	175.00	USD	1,041	(17,056)
Broadcom, Inc.	72	01/31/25	USD	240.00	USD	1,669	(55,440)
Broadcom, Inc.	45	01/31/25	USD	230.00	USD	1,043	(57,937)
Meta Platforms, Inc., Class A	61	01/31/25	USD	660.00	USD	3,572	(38,888)
Microsoft Corp.	173	01/31/25	USD	470.00	USD	7,292	(21,020)
Oracle Corp.	50	01/31/25	USD	180.00	USD	833	(4,275)
Texas Instruments, Inc.	185	01/31/25	USD	200.00	USD	3,469	(40,237)
Accenture PLC, Class A	47	02/07/25	USD	360.00	USD	1,653	(25,145)
Alphabet, Inc., Class A	82	02/07/25	USD	205.00	USD	1,552	(23,534)
Coca-Cola Co.	420	02/07/25	USD	64.00	USD	2,615	(32,760)
AbbVie, Inc.	224	02/21/25	USD	185.00	USD	3,980	(69,328)
Allegion PLC	200	02/21/25	USD	140.25	USD	2,614	(24,452)
AMETEK, Inc.	95	02/21/25	USD	195.50	USD	1,712	(8,906)
Apple, Inc.	205	02/21/25	USD	250.00	USD	5,134	(195,262)
Applied Materials, Inc.	64	02/21/25	USD	180.00	USD	1,041	(23,680)
Baker Hughes Co., Class A	1,101	02/21/25	USD	44.00	USD	4,516	(77,070)
Broadcom, Inc.	72	02/21/25	USD	240.00	USD	1,669	(85,320)
Broadcom, Inc.	45	02/21/25	USD	230.00	USD	1,043	(68,962)
Charles Schwab Corp.	260	02/21/25	USD	82.50	USD	1,924	(15,340)
Citizens Financial Group, Inc.	338	02/21/25	USD	45.00	USD	1,479	(47,320)
Home Depot, Inc.	65	02/21/25	USD	415.00	USD	2,528	(25,513)
Hubbell, Inc.	65	02/21/25	USD	460.00	USD	2,723	(42,412)
Intercontinental Exchange, Inc.	67	02/21/25	USD	157.00	USD	998	(10,968)
M&T Bank Corp.	88	02/21/25	USD	195.00	USD	1,654	(47,960)
Mastercard, Inc., Class A	16	02/21/25	USD	530.00	USD	843	(25,640)
Microsoft Corp.	21	02/21/25	USD	460.00	USD	885	(8,243)
Moody ’ s Corp.	104	02/21/25	USD	490.00	USD	4,923	(104,520)
Otis Worldwide Corp.	524	02/21/25	USD	99.00	USD	4,853	(48,096)
Republic Services, Inc.	45	02/21/25	USD	210.00	USD	905	(11,250)
TELUS Corp.	1,031	02/21/25	CAD	22.00	CAD	2,009	(5,021)
Union Pacific Corp.	97	02/21/25	USD	245.00	USD	2,212	(16,005)
Zoetis, Inc., Class A	133	02/21/25	USD	177.00	USD	2,167	(26,507)
TELUS Corp.	1,448	03/21/25	CAD	23.00	CAD	2,822	(5,540)
							$ (2,633,998)
OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Air Liquide SA	Bank of America N.A.	13,800	01/07/25	EUR	170.59	EUR	2,166	$ (59)
BAE Systems PLC	Morgan Stanley & Co. International PLC	135,200	01/07/25	GBP	13.09	GBP	1,549	(85)
Novo Nordisk A/S, Class B	Bank of America N.A.	12,300	01/07/25	DKK	803.84	DKK	7,640	—
Taiwan Semiconductor Manufacturing Co. Ltd.	Bank of America N.A.	227,000	01/08/25	TWD	1,102.40	TWD	241,868	(48,412)
Banco Bilbao Vizcaya Argentaria SA	Bank of America N.A.	237,000	01/09/25	EUR	9.25	EUR	2,239	(70,146)
Koninklijke KPN NV	UBS AG	342,000	01/09/25	EUR	3.60	EUR	1,204	(3,355)
LVMH Moet Hennessy Louis Vuitton SE	UBS AG	5,650	01/09/25	EUR	593.34	EUR	3,588	(253,909)
Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Enhanced Global Dividend Trust (BOE)

OTC Options Written (continued)
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Novo Nordisk A/S, Class B	BNP Paribas SA	27,300	01/09/25	DKK	789.45	DKK	16,958	$ —
RELX PLC	BNP Paribas SA	105,500	01/09/25	EUR	44.70	EUR	4,612	(14,485)
Shell PLC	BNP Paribas SA	32,700	01/09/25	EUR	31.54	EUR	991	(857)
Air Liquide SA	Goldman Sachs International	22,100	01/14/25	EUR	166.18	EUR	3,468	(4,745)
AstraZeneca PLC	Bank of America N.A.	30,400	01/14/25	GBP	107.15	GBP	3,166	(35,768)
BAE Systems PLC	Goldman Sachs International	76,800	01/14/25	GBP	13.68	GBP	880	(308)
Diageo PLC	BNP Paribas SA	111,400	01/14/25	GBP	24.67	GBP	2,828	(120,436)
Koninklijke KPN NV	Morgan Stanley & Co. International PLC	254,400	01/14/25	EUR	3.61	EUR	896	(4,253)
Sanofi SA	BNP Paribas SA	19,000	01/14/25	EUR	96.64	EUR	1,783	(7,016)
Taiwan Semiconductor Manufacturing Co. Ltd.	Bank of America N.A.	123,000	01/14/25	TWD	1,086.75	TWD	131,056	(64,557)
Taylor Wimpey PLC	Goldman Sachs International	754,100	01/14/25	GBP	1.34	GBP	917	(925)
Banco Bilbao Vizcaya Argentaria SA	Goldman Sachs International	239,550	01/15/25	EUR	9.70	EUR	2,264	(21,930)
Koninklijke KPN NV	Morgan Stanley & Co. International PLC	254,000	01/15/25	EUR	3.64	EUR	894	(4,446)
Taylor Wimpey PLC	Morgan Stanley & Co. International PLC	397,000	01/15/25	GBP	1.31	GBP	483	(1,869)
AstraZeneca PLC	Citibank N.A.	27,600	01/16/25	GBP	103.59	GBP	2,874	(95,755)
AstraZeneca PLC	UBS AG	15,300	01/16/25	GBP	108.06	GBP	1,593	(15,193)
Novo Nordisk A/S, Class B	Morgan Stanley & Co. International PLC	17,700	01/16/25	DKK	780.34	DKK	10,995	(10)
RELX PLC	Citibank N.A.	52,500	01/16/25	EUR	44.00	EUR	2,295	(26,818)
Diageo PLC	Goldman Sachs International	65,500	01/22/25	GBP	24.28	GBP	1,663	(105,750)
Koninklijke KPN NV	Morgan Stanley & Co. International PLC	394,500	01/22/25	EUR	3.71	EUR	1,389	(9,587)
LVMH Moet Hennessy Louis Vuitton SE	Bank of America N.A.	5,650	01/22/25	EUR	617.72	EUR	3,588	(160,763)
Novo Nordisk A/S, Class B	Goldman Sachs International	11,500	01/22/25	DKK	780.44	DKK	7,143	(84)
RELX PLC	Barclays Bank PLC	19,000	01/22/25	EUR	46.12	EUR	831	(2,663)
Sanofi SA	Goldman Sachs International	41,300	01/22/25	EUR	92.07	EUR	3,876	(116,186)
BAE Systems PLC	UBS AG	172,400	01/23/25	GBP	12.02	GBP	1,980	(24,883)
Zurich Insurance Group AG, Class N	Morgan Stanley & Co. International PLC	8,700	01/23/25	CHF	553.96	CHF	2,566	(27,889)
Shell PLC	Goldman Sachs International	161,800	01/28/25	EUR	31.19	EUR	4,873	(39,524)
Intercontinental Exchange, Inc.	BNP Paribas SA	35,900	01/29/25	USD	159.14	USD	5,349	(16,662)
Koninklijke KPN NV	Morgan Stanley & Co. International PLC	160,600	01/29/25	EUR	3.58	EUR	565	(5,764)
Koninklijke KPN NV	Morgan Stanley & Co. International PLC	189,500	02/04/25	EUR	3.66	EUR	666	(6,537)
Banco Bilbao Vizcaya Argentaria SA	BNP Paribas SA	162,800	02/06/25	EUR	9.72	EUR	2,232	(33,914)
Taylor Wimpey PLC	Morgan Stanley & Co. International PLC	1,828,200	02/06/25	GBP	1.24	GBP	1,539	(81,891)
CMS Energy Corp.	Barclays Bank PLC	38,500	02/24/25	USD	67.99	USD	4,688	(53,110)
								$ (1,480,544)
Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (7,687,194)	$ 4,439,945	$ (867,293)	$ (4,114,542)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 4,114,542	$ —	$ —	$ —	$ 4,114,542

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Enhanced Global Dividend Trust (BOE)

For the period ended December 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased (a)	$ —	$ —	$ (7,534)	$ —	$ —	$ —	$ (7,534)
Options written	—	—	(15,973,502)	—	—	—	(15,973,502)
	$ —	$ —	$ (15,981,036)	$ —	$ —	$ —	$ (15,981,036)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ 7,740,032	$ —	$ —	$ —	$ 7,740,032

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$ — (a)
Average value of option contracts written	8,180,000

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 4,114,542
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	4,114,542
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,633,998)
Total derivative assets and liabilities subject to an MNA	$ —	$ 1,480,544
The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the
Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$ 379,705	$ —	$ (379,705)	$ —	$ —
Barclays Bank PLC	55,773	—	—	—	55,773
BNP Paribas SA	193,370	—	(193,370)	—	—
Citibank N.A.	122,573	—	(122,573)	—	—
Goldman Sachs International	289,452	—	—	—	289,452
Morgan Stanley & Co. International PLC	142,331	—	(142,331)	—	—
UBS AG	297,340	—	(297,340)	—	—
	$ 1,480,544	$ —	$ (1,135,319)	$ —	$ 345,225

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)
Net amount represents the net amount payable due to the counterparty in the event of default.  Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Enhanced Global Dividend Trust (BOE)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust
’
s financial instruments into major categories
is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Canada	$ 9,679,864	$ —	$ —	$ 9,679,864
Denmark	—	16,963,008	—	16,963,008
France	—	27,682,511	—	27,682,511
India	—	—	217,196	217,196
Netherlands	—	10,574,805	—	10,574,805
Spain	—	14,217,860	—	14,217,860
Switzerland	—	11,740,673	—	11,740,673
Taiwan	—	24,505,017	—	24,505,017
United Kingdom	—	75,201,517	—	75,201,517
United States	481,880,782	28,766,492	—	510,647,274
Short-Term Securities
Money Market Funds	7,033,278	—	—	7,033,278
	$ 498,593,924	$ 209,651,883	$ 217,196	$ 708,463,003
Derivative Financial Instruments (a)
Liabilities
Equity Contracts	$ (2,508,311)	$ (1,606,231)	$ —	$ (4,114,542)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
December 31, 2024
BlackRock Enhanced International Dividend Trust (BGY)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Canada — 6.0%
Canadian National Railway Co.	134,092	$ 13,616,759
Teck Resources Ltd., Class B	244,652	9,919,175
TELUS Corp.	764,482	10,365,407
		33,901,341
China — 3.2%
Tencent Holdings Ltd., ADR (a)	341,471	18,159,428
Denmark — 4.2%
Novo Nordisk A/S, Class B	273,134	23,566,501
France — 8.9%
Air Liquide SA	116,518	18,941,129
Cie de Saint-Gobain SA	127,745	11,351,628
LVMH Moet Hennessy Louis Vuitton SE	30,111	19,806,797
		50,099,554
Germany — 9.3%
adidas AG, Class N	48,445	11,915,738
Beiersdorf AG	122,485	15,732,631
Deutsche Telekom AG, Class N, Registered Shares	302,117	9,052,354
SAP SE	64,445	15,851,801
		52,552,524
India — 3.4%
AceVector Limited, Series I, (Acquired 01/25/22, Cost: $3,948,600) (b)(c)(d)	848,000	325,180
HDFC Bank Ltd.	895,320	18,515,493
		18,840,673
Indonesia — 1.3%
Bank Rakyat Indonesia Persero Tbk PT	27,670,000	6,985,248
Italy — 3.0%
FinecoBank Banca Fineco SpA	975,056	17,017,395
Japan — 7.6%
Keyence Corp.	41,200	16,746,619
SMC Corp.	22,200	8,620,735
Sony Group Corp.	832,500	17,545,384
		42,912,738
Netherlands — 5.1%
ASML Holding NV	21,751	15,235,144
Koninklijke KPN NV	3,748,439	13,668,445
		28,903,589
Singapore — 2.5%
United Overseas Bank Ltd.	537,900	14,284,402
Spain — 2.7%
Banco Bilbao Vizcaya Argentaria SA	1,570,401	15,365,476
Sweden — 5.3%
Assa Abloy AB, Class B	575,076	16,985,605
Atlas Copco AB, Class A	823,904	12,574,129
		29,559,734
Switzerland — 1.5%
Zurich Insurance Group AG, Class N	13,867	8,247,615
Security	Shares	Value
Taiwan — 6.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,068,000	$ 34,710,024
United Kingdom — 10.9%
AstraZeneca PLC	129,940	16,941,525
Diageo PLC	500,084	15,891,580
RELX PLC	464,973	21,056,658
Taylor Wimpey PLC	4,738,790	7,212,454
		61,102,217
United States — 19.3%
Baker Hughes Co., Class A (a)(e)	206,682	8,478,096
General Electric Co. (e)	68,405	11,409,270
Haleon PLC	1,813,323	8,550,088
Mastercard, Inc., Class A (e)	22,743	11,975,782
Nestle SA, Class N, Registered Shares	89,894	7,375,188
Otis Worldwide Corp. (a)(e)	120,604	11,169,137
Sanofi SA	153,355	14,907,756
Shell PLC	563,203	17,675,104
Texas Instruments, Inc. (a)(e)	91,875	17,227,481
		108,767,902
Total Long-Term Investments — 100.4% (Cost: $494,250,581)		564,976,361
Short-Term Securities
Money Market Funds — 0.7%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.36% (f)(g)	3,742,337	3,742,337
Total Short-Term Securities — 0.7% (Cost: $3,742,337)		3,742,337
Total Investments Before Options Written — 101.1% (Cost: $497,992,918)		568,718,698
Options Written — (0.8)% (Premiums Received: $(5,915,885))		(4,331,111)
Total Investments, Net of Options Written — 100.3% (Cost: $492,077,033)		564,387,587
Liabilities in Excess of Other Assets — (0.3)%		(1,428,556)
Net Assets — 100.0%		$ 562,959,031

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Non-income producing security.
(d)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $325,180, representing 0.1% of its net assets as of period end, and an original cost of $3,948,600.

(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.
Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Enhanced International Dividend Trust (BGY)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of
1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/24	Shares Held at 12/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ 8,260,103	$ —	$ (4,517,766) (a)	$ —	$ —	$ 3,742,337	3,742,337	$ 352,353	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Texas Instruments, Inc.	78	01/10/25	USD	205.00	USD	1,463	$ (819)
Baker Hughes Co., Class A	568	01/17/25	USD	44.00	USD	2,330	(8,520)
Canadian National Railway Co.	283	01/17/25	CAD	160.00	CAD	4,131	(1,575)
General Electric Co.	140	01/17/25	USD	185.00	USD	2,335	(2,100)
Mastercard, Inc., Class A	45	01/17/25	USD	525.00	USD	2,370	(41,512)
Otis Worldwide Corp.	322	01/17/25	USD	100.00	USD	2,982	(4,830)
Otis Worldwide Corp.	19	01/17/25	USD	105.00	USD	176	(95)
Teck Resources Ltd., Class B	489	01/17/25	CAD	66.00	CAD	2,850	(4,933)
Texas Instruments, Inc.	78	01/17/25	USD	220.00	USD	1,463	(1,014)
Texas Instruments, Inc.	102	01/17/25	USD	210.00	USD	1,913	(1,479)
Canadian National Railway Co.	320	01/24/25	CAD	150.00	CAD	4,671	(21,705)
General Electric Co.	167	01/24/25	USD	180.00	USD	2,785	(33,150)
Mastercard, Inc., Class A	57	01/24/25	USD	540.00	USD	3,001	(21,945)
TELUS Corp.	1,475	01/24/25	CAD	22.50	CAD	2,875	(5,131)
Texas Instruments, Inc.	155	01/31/25	USD	200.00	USD	2,906	(33,712)
Baker Hughes Co., Class A	568	02/21/25	USD	44.00	USD	2,330	(39,760)
Otis Worldwide Corp.	201	02/21/25	USD	99.00	USD	1,861	(18,449)
Teck Resources Ltd., Class B	367	02/21/25	CAD	66.00	CAD	2,139	(18,510)
TELUS Corp.	1,254	02/21/25	CAD	22.00	CAD	2,444	(6,107)
TELUS Corp.	1,475	03/21/25	CAD	23.00	CAD	2,875	(5,644)
							$ (270,990)
OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Air Liquide SA	Bank of America N.A.	23,100	01/07/25	EUR	170.59	EUR	3,625	$ (99)
ASML Holding NV	Goldman Sachs International	6,600	01/07/25	EUR	691.14	EUR	4,463	(49,110)
Cie de Saint-Gobain SA	Bank of America N.A.	35,300	01/07/25	EUR	87.65	EUR	3,028	(17,713)
FinecoBank Banca Fineco SpA	Bank of America N.A.	147,800	01/07/25	EUR	15.44	EUR	2,490	(209,477)
Novo Nordisk A/S, Class B	Bank of America N.A.	25,700	01/07/25	DKK	803.84	DKK	15,964	—
Sony Group Corp.	JPMorgan Chase Bank N.A.	67,000	01/08/25	JPY	2,993.85	JPY	222,181	(162,377)
Taiwan Semiconductor Manufacturing Co. Ltd.	Bank of America N.A.	144,000	01/08/25	TWD	1,102.40	TWD	153,432	(30,711)
Banco Bilbao Vizcaya Argentaria SA	Bank of America N.A.	440,200	01/09/25	EUR	9.26	EUR	4,158	(130,287)
Haleon PLC	BNP Paribas SA	498,000	01/09/25	GBP	3.64	GBP	1,876	(88,448)
Keyence Corp.	JPMorgan Chase Bank N.A.	12,000	01/09/25	JPY	69,344.17	JPY	767,475	(13,442)
Koninklijke KPN NV	UBS AG	156,300	01/09/25	EUR	3.60	EUR	550	(1,533)
LVMH Moet Hennessy Louis Vuitton SE	UBS AG	6,750	01/09/25	EUR	593.34	EUR	4,286	(303,342)
RELX PLC	BNP Paribas SA	104,500	01/09/25	EUR	44.70	EUR	4,569	(14,348)
SAP SE	BNP Paribas SA	14,500	01/09/25	EUR	228.04	EUR	3,443	(137,843)
Shell PLC	BNP Paribas SA	114,700	01/09/25	EUR	31.54	EUR	3,475	(3,005)
Air Liquide SA	Goldman Sachs International	29,400	01/14/25	EUR	166.18	EUR	4,614	(6,312)
AstraZeneca PLC	Bank of America N.A.	28,700	01/14/25	GBP	107.15	GBP	2,989	(33,768)

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Enhanced International Dividend Trust (BGY)

OTC Options Written (continued)
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Atlas Copco AB, Class A	UBS AG	69,100	01/14/25	SEK	186.16	SEK	11,668	$ (164)
Beiersdorf AG	BNP Paribas SA	28,000	01/14/25	EUR	127.67	EUR	3,472	(12,969)
Diageo PLC	BNP Paribas SA	109,800	01/14/25	GBP	24.67	GBP	2,787	(118,706)
FinecoBank Banca Fineco SpA	Morgan Stanley & Co. International PLC	210,400	01/14/25	EUR	15.68	EUR	3,545	(259,206)
Koninklijke KPN NV	Morgan Stanley & Co. International PLC	359,000	01/14/25	EUR	3.61	EUR	1,264	(6,002)
Nestle SA, Class N, Registered Shares	Bank of America N.A.	21,800	01/14/25	CHF	81.37	CHF	1,623	(656)
Taiwan Semiconductor Manufacturing Co. Ltd.	Bank of America N.A.	229,000	01/14/25	TWD	1,086.75	TWD	243,999	(120,191)
Taylor Wimpey PLC	Goldman Sachs International	795,500	01/14/25	GBP	1.34	GBP	967	(976)
Banco Bilbao Vizcaya Argentaria SA	Goldman Sachs International	266,450	01/15/25	EUR	9.70	EUR	2,264	(24,393)
Deutsche Telekom AG, Class N, Registered Shares	BNP Paribas SA	48,200	01/15/25	EUR	29.38	EUR	1,394	(6,953)
Koninklijke KPN NV	Morgan Stanley & Co. International PLC	360,000	01/15/25	EUR	3.64	EUR	1,267	(6,302)
SAP SE	Morgan Stanley & Co. International PLC	14,500	01/15/25	EUR	240.99	EUR	3,426	(37,250)
Taylor Wimpey PLC	Morgan Stanley & Co. International PLC	375,900	01/15/25	GBP	1.31	GBP	457	(1,769)
Tencent Holdings Ltd., ADR	Barclays Bank PLC	38,400	01/15/25	USD	53.59	USD	2,042	(64,381)
United Overseas Bank Ltd.	HSBC Bank PLC	11,300	01/15/25	SGD	36.95	SGD	410	(2,711)
Assa Abloy AB, Class B	Bank of America N.A.	165,000	01/16/25	SEK	332.59	SEK	53,920	(38,238)
AstraZeneca PLC	Citibank N.A.	25,500	01/16/25	GBP	103.59	GBP	2,656	(88,470)
FinecoBank Banca Fineco SpA	UBS AG	140,800	01/16/25	EUR	14.90	EUR	2,372	(282,749)
Novo Nordisk A/S, Class B	Morgan Stanley & Co. International PLC	46,400	01/16/25	DKK	780.34	DKK	28,822	(27)
RELX PLC	Citibank N.A.	76,700	01/16/25	EUR	44.00	EUR	3,353	(39,180)
Sony Group Corp.	UBS AG	120,600	01/16/25	JPY	3,132.15	JPY	399,925	(204,021)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	135,000	01/16/25	TWD	1,118.25	TWD	143,842	(37,425)
Assa Abloy AB, Class B	Goldman Sachs International	93,800	01/22/25	SEK	348.45	SEK	30,652	(4,037)
Diageo PLC	Goldman Sachs International	38,600	01/22/25	GBP	24.28	GBP	980	(62,320)
Koninklijke KPN NV	Morgan Stanley & Co. International PLC	468,500	01/22/25	EUR	3.71	EUR	1,649	(11,385)
LVMH Moet Hennessy Louis Vuitton SE	Bank of America N.A.	6,750	01/22/25	EUR	617.72	EUR	4,286	(192,062)
Nestle SA, Class N, Registered Shares	Goldman Sachs International	18,700	01/22/25	CHF	76.33	CHF	1,392	(10,848)
Novo Nordisk A/S, Class B	Goldman Sachs International	23,400	01/22/25	DKK	780.44	DKK	14,535	(172)
RELX PLC	Barclays Bank PLC	28,000	01/22/25	EUR	46.12	EUR	1,224	(3,925)
Sanofi SA	Goldman Sachs International	62,900	01/22/25	EUR	92.07	EUR	5,903	(176,952)
Sony Group Corp.	UBS AG	187,000	01/22/25	JPY	3,246.17	JPY	620,116	(214,021)
Tencent Holdings Ltd., ADR	Morgan Stanley & Co. International PLC	37,200	01/22/25	USD	55.61	USD	1,978	(47,874)
Atlas Copco AB, Class A	Goldman Sachs International	103,100	01/23/25	SEK	179.49	SEK	17,408	(4,275)
Beiersdorf AG	BNP Paribas SA	27,200	01/23/25	EUR	125.90	EUR	3,373	(37,744)
Cie de Saint-Gobain SA	Bank of America N.A.	22,200	01/23/25	EUR	87.91	EUR	1,903	(29,825)
SMC Corp.	UBS AG	5,000	01/23/25	JPY	64,008.69	JPY	310,900	(35,788)
United Overseas Bank Ltd.	Citibank N.A.	74,200	01/23/25	SGD	37.84	SGD	2,696	(11,734)
Zurich Insurance Group AG, Class N	Morgan Stanley & Co. International PLC	6,300	01/23/25	CHF	553.96	CHF	4,688	(20,195)
adidas AG, Class N	Bank of America N.A.	10,600	01/28/25	EUR	243.60	EUR	2,510	(40,331)
Diageo PLC	Bank of America N.A.	76,600	01/28/25	GBP	26.30	GBP	1,944	(32,041)
Shell PLC	Goldman Sachs International	138,700	01/28/25	EUR	31.19	EUR	4,873	(33,881)
Koninklijke KPN NV	Morgan Stanley & Co. International PLC	560,900	01/29/25	EUR	3.59	EUR	565	(20,132)
Tencent Holdings Ltd., ADR	Morgan Stanley & Co. International PLC	39,000	01/29/25	USD	54.95	USD	2,074	(72,489)
Keyence Corp.	JPMorgan Chase Bank N.A.	6,600	02/04/25	JPY	66,333.51	JPY	426,558	(71,150)
Koninklijke KPN NV	Morgan Stanley & Co. International PLC	156,900	02/04/25	EUR	3.66	EUR	666	(5,412)
SMC Corp.	JPMorgan Chase Bank N.A.	4,900	02/04/25	JPY	63,242.26	JPY	304,682	(57,975)
United Overseas Bank Ltd.	UBS AG	156,600	02/04/25	SGD	38.10	SGD	5,689	(33,497)
adidas AG, Class N	BNP Paribas SA	11,300	02/06/25	EUR	240.82	EUR	2,676	(70,377)
Atlas Copco AB, Class A	Goldman Sachs International	198,600	02/06/25	SEK	177.89	SEK	33,534	(29,962)
Deutsche Telekom AG, Class N, Registered Shares	Bank of America N.A.	87,700	02/06/25	EUR	29.82	EUR	2,534	(19,786)
Haleon PLC	Morgan Stanley & Co. International PLC	498,000	02/06/25	GBP	3.88	GBP	1,879	(32,918)
Taylor Wimpey PLC	Morgan Stanley & Co. International PLC	788,000	02/06/25	GBP	1.24	GBP	2,232	(35,297)
Tencent Holdings Ltd., ADR	Morgan Stanley & Co. International PLC	39,000	02/12/25	USD	55.47	USD	2,074	(87,162)
								$ (4,060,121)
Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Enhanced International Dividend Trust (BGY)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (5,915,885)	$ 2,989,566	$ (1,404,792)	$ (4,331,111)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 4,331,111	$ —	$ —	$ —	$ 4,331,111
For the period ended December 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased (a)	$ —	$ —	$ (6,308)	$ —	$ —	$ —	$ (6,308)
Options written	—	—	(6,055,084)	—	—	—	(6,055,084)
	$ —	$ —	$ (6,061,392)	$ —	$ —	$ —	$ (6,061,392)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ 6,032,978	$ —	$ —	$ —	$ 6,032,978

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$ — (a)
Average value of option contracts written	6,962,585

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 4,331,111
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	4,331,111
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(270,990)
Total derivative assets and liabilities subject to an MNA	$ —	$ 4,060,121
The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the
Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$ 895,185	$ —	$ (895,185)	$ —	$ —

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Enhanced International Dividend Trust (BGY)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (c)
Barclays Bank PLC	$ 68,306	$ —	$ —	$ —	$ 68,306
BNP Paribas SA	490,393	—	(490,393)	—	—
Citibank N.A.	139,384	—	(139,384)	—	—
Goldman Sachs International	403,238	—	(403,238)	—	—
HSBC Bank PLC	2,711	—	—	—	2,711
JPMorgan Chase Bank N.A.	304,944	—	(304,944)	—	—
Morgan Stanley & Co. International PLC	680,845	—	(680,845)	—	—
UBS AG	1,075,115	—	(1,075,115)	—	—
	$ 4,060,121	$ —	$ (3,989,104)	$ —	$ 71,017

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)
Net amount represents the net amount payable due to the counterparty in the event of default.  Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust
’
s financial instruments into major categories
is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Canada	$ 33,901,341	$ —	$ —	$ 33,901,341
China	18,159,428	—	—	18,159,428
Denmark	—	23,566,501	—	23,566,501
France	—	50,099,554	—	50,099,554
Germany	15,732,631	36,819,893	—	52,552,524
India	—	18,515,493	325,180	18,840,673
Indonesia	—	6,985,248	—	6,985,248
Italy	—	17,017,395	—	17,017,395
Japan	—	42,912,738	—	42,912,738
Netherlands	—	28,903,589	—	28,903,589
Singapore	—	14,284,402	—	14,284,402
Spain	—	15,365,476	—	15,365,476
Sweden	—	29,559,734	—	29,559,734
Switzerland	—	8,247,615	—	8,247,615
Taiwan	—	34,710,024	—	34,710,024
United Kingdom	—	61,102,217	—	61,102,217
United States	60,259,766	48,508,136	—	108,767,902
Short-Term Securities
Money Market Funds	3,742,337	—	—	3,742,337
	$ 131,795,503	$ 436,598,015	$ 325,180	$ 568,718,698
Derivative Financial Instruments (a)
Liabilities
Equity Contracts	$ (252,541)	$ (4,078,570)	$ —	$ (4,331,111)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.
Schedule of Investments

Schedule of Investments
December 31, 2024
BlackRock Enhanced Large Cap Core Fund, Inc. (CII)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 1.5%
Howmet Aerospace, Inc.	120,992	$ 13,232,895
Banks — 3.3%
JPMorgan Chase & Co. (a)	86,574	20,752,654
Wells Fargo & Co.	129,551	9,099,662
		29,852,316
Broadline Retail — 7.5%
Amazon.com, Inc. (a)(b)	307,740	67,515,079
Building Products — 1.5%
Johnson Controls International PLC	166,814	13,166,629
Capital Markets — 7.0%
Intercontinental Exchange, Inc. (a)	147,339	21,954,984
KKR & Co., Inc., Class A	88,225	13,049,360
S&P Global, Inc.	56,897	28,336,413
		63,340,757
Chemicals — 3.1%
Air Products and Chemicals, Inc.	96,126	27,880,385
Communications Equipment — 4.4%
Ciena Corp. (b)	468,378	39,723,138
Electronic Equipment, Instruments & Components — 1.7%
Zebra Technologies Corp., Class A (b)	38,576	14,898,823
Entertainment — 1.2%
TKO Group Holdings, Inc., Class A (b)	79,102	11,241,185
Financial Services — 4.1%
Visa, Inc., Class A	117,753	37,214,658
Health Care Providers & Services — 8.9%
Cardinal Health, Inc.	261,873	30,971,720
Elevance Health, Inc.	23,728	8,753,259
Humana, Inc.	65,017	16,495,463
Tenet Healthcare Corp. (b)	119,934	15,139,269
UnitedHealth Group, Inc.	17,047	8,623,395
		79,983,106
Household Durables — 0.7%
Sony Group Corp., ADR (c)	318,130	6,731,631
Industrial Conglomerates — 2.2%
Honeywell International, Inc.	85,744	19,368,712
Insurance — 1.7%
Fidelity National Financial, Inc., Class A	75,000	4,210,500
Reinsurance Group of America, Inc. (a)	50,682	10,827,196
		15,037,696
Interactive Media & Services — 11.8%
Alphabet, Inc., Class A	170,532	32,281,708
Meta Platforms, Inc., Class A (a)	86,113	50,420,023
Reddit, Inc., Class A (b)	145,599	23,796,700
		106,498,431
IT Services — 1.1%
Cognizant Technology Solutions Corp., Class A	131,307	10,097,508
Security	Shares	Value
Machinery — 2.1%
Otis Worldwide Corp. (a)	67,390	$ 6,240,988
Westinghouse Air Brake Technologies Corp.	68,904	13,063,509
		19,304,497
Oil, Gas & Consumable Fuels — 2.5%
ConocoPhillips (a)	90,304	8,955,448
Hess Corp.	98,663	13,123,165
		22,078,613
Pharmaceuticals — 1.3%
Eli Lilly & Co.	5,930	4,577,960
Novo Nordisk A/S, Class B, ADR	79,305	6,821,816
		11,399,776
Professional Services — 3.9%
Dun & Bradstreet Holdings, Inc.	926,496	11,544,140
SS&C Technologies Holdings, Inc.	315,266	23,890,858
		35,434,998
Semiconductors & Semiconductor Equipment — 13.5%
Advanced Micro Devices, Inc. (b)	117,679	14,214,446
Astera Labs, Inc. (b)	93,944	12,442,883
Broadcom, Inc.	108,378	25,126,356
Marvell Technology, Inc.	248,842	27,484,599
NVIDIA Corp. (a)	312,498	41,965,356
		121,233,640
Software — 9.5%
Intuit, Inc.	13,800	8,673,300
Microsoft Corp. (a)(d)	181,899	76,670,428
		85,343,728
Specialty Retail — 0.8%
Ross Stores, Inc.	44,959	6,800,948
Technology Hardware, Storage & Peripherals — 3.9%
Apple, Inc. (a)	121,954	30,539,721
Western Digital Corp. (b)	70,097	4,179,884
		34,719,605
Textiles, Apparel & Luxury Goods — 1.5%
LVMH Moet Hennessy Louis Vuitton SE	20,654	13,586,051
Total Long-Term Investments — 100.7% (Cost: $599,221,066)		905,684,805

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Enhanced Large Cap Core Fund, Inc. (CII)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Short-Term Securities
Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.63% (e)(f)(g)	434,910	$ 435,128
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.36% (e)(f)	6,320,794	6,320,794
Total Short-Term Securities — 0.8% (Cost: $6,755,963)		6,755,922
Total Investments Before Options Written — 101.5% (Cost: $605,977,029)		912,440,727
Options Written — (1.3)% (Premiums Received: $(14,633,458))		(11,480,390)
Total Investments, Net of Options Written — 100.2% (Cost: $591,343,571)		900,960,337
Liabilities in Excess of Other Assets — (0.2)%		(1,409,029)
Net Assets — 100.0%		$ 899,551,308

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of
1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/24	Shares Held at 12/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ —	$ 435,466 (a)	$ —	$ (298)	$ (40)	$ 435,128	434,910	$ 2,660 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	12,932,953	—	(6,612,159) (a)	—	—	6,320,794	6,320,794	550,353	—
SL Liquidity Series, LLC, Money Market Series (c)	397,512	—	(397,856) (a)	305	39	—	—	215 (b)	—
				$ 7	$ (1)	$ 6,755,922		$ 553,228	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.
Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Honeywell International, Inc.	217	01/03/25	USD	235.25	USD	4,902	$ (335)
Honeywell International, Inc.	300	01/03/25	USD	230.00	USD	6,777	(12,000)
Humana, Inc.	42	01/03/25	USD	315.00	USD	1,066	(6,300)
JPMorgan Chase & Co.	267	01/03/25	USD	245.00	USD	6,400	(5,874)
KKR & Co., Inc., Class A	190	01/03/25	USD	165.00	USD	2,810	(24,700)
Novo Nordisk A/S, Class B, ADR	300	01/03/25	USD	116.00	USD	2,581	(15,000)
Reddit, Inc., Class A	227	01/03/25	USD	180.00	USD	3,710	(7,605)
Sony Group Corp., ADR	983	01/03/25	USD	22.00	USD	2,080	(4,915)
UnitedHealth Group, Inc.	50	01/03/25	USD	615.00	USD	2,529	(8,500)
Cognizant Technology Solutions Corp., Class A	196	01/08/25	USD	78.50	USD	1,507	(9,137)
Advanced Micro Devices, Inc.	59	01/10/25	USD	150.00	USD	713	(207)
Alphabet, Inc., Class A	58	01/10/25	USD	180.00	USD	1,098	(59,305)
Amazon.com, Inc.	384	01/10/25	USD	230.00	USD	8,425	(24,384)
Broadcom, Inc.	251	01/10/25	USD	178.30	USD	5,819	(1,350,388)
Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Enhanced Large Cap Core Fund, Inc. (CII)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Cardinal Health, Inc.	3	01/10/25	USD	122.91	USD	35	$ (48)
ConocoPhillips	377	01/10/25	USD	109.00	USD	3,739	(3,393)
JPMorgan Chase & Co.	156	01/10/25	USD	255.00	USD	3,739	(858)
Marvell Technology, Inc.	571	01/10/25	USD	125.00	USD	6,307	(8,851)
Meta Platforms, Inc., Class A	120	01/10/25	USD	635.00	USD	7,026	(6,840)
Microsoft Corp.	127	01/10/25	USD	445.00	USD	5,353	(3,302)
NVIDIA Corp.	132	01/10/25	USD	160.32	USD	1,773	(327)
NVIDIA Corp.	233	01/10/25	USD	165.08	USD	3,129	(191)
Sony Group Corp., ADR	1,099	01/10/25	USD	22.00	USD	2,325	(8,243)
UnitedHealth Group, Inc.	16	01/10/25	USD	585.00	USD	809	(176)
Visa, Inc., Class A	287	01/10/25	USD	320.00	USD	9,070	(52,521)
Advanced Micro Devices, Inc.	58	01/17/25	USD	155.00	USD	701	(435)
Alphabet, Inc., Class A	600	01/17/25	USD	180.00	USD	11,358	(666,000)
Amazon.com, Inc.	388	01/17/25	USD	215.00	USD	8,512	(312,340)
Amazon.com, Inc.	376	01/17/25	USD	230.00	USD	8,249	(54,144)
Apple, Inc.	289	01/17/25	USD	235.00	USD	7,237	(470,347)
Astera Labs, Inc.	490	01/17/25	USD	145.00	USD	6,490	(154,350)
Broadcom, Inc.	272	01/17/25	USD	185.00	USD	6,306	(1,319,880)
Cardinal Health, Inc.	159	01/17/25	USD	120.00	USD	1,880	(20,670)
Ciena Corp.	660	01/17/25	USD	72.50	USD	5,597	(778,800)
Elevance Health, Inc.	58	01/17/25	USD	440.00	USD	2,140	(3,190)
Fidelity National Financial, Inc., Class A	403	01/17/25	USD	62.00	USD	2,262	(114)
Hess Corp.	641	01/17/25	USD	150.00	USD	8,526	(16,025)
Honeywell International, Inc.	217	01/17/25	USD	235.25	USD	4,902	(21,159)
Howmet Aerospace, Inc.	260	01/17/25	USD	125.00	USD	2,844	(9,100)
Intercontinental Exchange, Inc.	278	01/17/25	USD	165.00	USD	4,142	(4,170)
Johnson Controls International PLC	542	01/17/25	USD	82.50	USD	4,278	(17,615)
JPMorgan Chase & Co.	139	01/17/25	USD	240.00	USD	3,332	(72,627)
KKR & Co., Inc., Class A	190	01/17/25	USD	165.00	USD	2,810	(4,750)
Marvell Technology, Inc.	309	01/17/25	USD	92.50	USD	3,413	(554,655)
Meta Platforms, Inc., Class A	93	01/17/25	USD	600.00	USD	5,445	(88,582)
Novo Nordisk A/S, Class B, ADR	318	01/17/25	USD	115.00	USD	2,735	(2,385)
NVIDIA Corp.	45	01/17/25	USD	140.00	USD	604	(12,803)
NVIDIA Corp.	132	01/17/25	USD	158.00	USD	1,773	(3,498)
Otis Worldwide Corp.	341	01/17/25	USD	100.00	USD	3,158	(5,115)
Otis Worldwide Corp.	24	01/17/25	USD	105.00	USD	222	(120)
Reddit, Inc., Class A	227	01/17/25	USD	175.00	USD	3,710	(120,877)
Reinsurance Group of America, Inc.	174	01/17/25	USD	230.00	USD	3,717	(55,680)
S&P Global, Inc.	145	01/17/25	USD	530.00	USD	7,221	(8,700)
Sony Group Corp., ADR	1,099	01/17/25	USD	22.00	USD	2,325	(13,738)
SS&C Technologies Holdings, Inc.	411	01/17/25	USD	75.00	USD	3,115	(69,870)
SS&C Technologies Holdings, Inc.	822	01/17/25	USD	77.50	USD	6,229	(60,664)
Tenet Healthcare Corp.	375	01/17/25	USD	175.00	USD	4,734	(28,125)
TKO Group Holdings, Inc., Class A	257	01/17/25	USD	125.00	USD	3,652	(453,605)
Visa, Inc., Class A	286	01/17/25	USD	320.00	USD	9,039	(94,380)
Westinghouse Air Brake Technologies Corp.	232	01/17/25	USD	202.34	USD	4,398	(5,628)
Alphabet, Inc., Class A	450	01/24/25	USD	205.00	USD	8,519	(33,300)
Amazon.com, Inc.	348	01/24/25	USD	220.00	USD	7,635	(205,320)
Apple, Inc.	217	01/24/25	USD	255.00	USD	5,434	(64,774)
Broadcom, Inc.	117	01/24/25	USD	235.00	USD	2,713	(95,647)
Cardinal Health, Inc.	276	01/24/25	USD	124.00	USD	3,264	(12,420)
Cardinal Health, Inc.	78	01/24/25	USD	120.00	USD	923	(11,895)
ConocoPhillips	115	01/24/25	USD	108.00	USD	1,140	(3,680)
Meta Platforms, Inc., Class A	199	01/24/25	USD	680.00	USD	11,652	(13,333)
Microsoft Corp.	494	01/24/25	USD	465.00	USD	20,822	(15,808)
NVIDIA Corp.	223	01/24/25	USD	144.00	USD	2,995	(54,523)
NVIDIA Corp.	38	01/24/25	USD	135.00	USD	510	(21,945)
Reddit, Inc., Class A	185	01/24/25	USD	185.00	USD	3,024	(74,925)
UnitedHealth Group, Inc.	44	01/24/25	USD	525.00	USD	2,226	(44,330)
Visa, Inc., Class A	192	01/24/25	USD	325.00	USD	6,068	(50,880)
Amazon.com, Inc.	120	01/31/25	USD	245.00	USD	2,633	(13,680)
Broadcom, Inc.	32	01/31/25	USD	240.00	USD	742	(24,640)

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Enhanced Large Cap Core Fund, Inc. (CII)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
ConocoPhillips	94	01/31/25	USD	101.00	USD	932	$ (18,518)
Humana, Inc.	88	01/31/25	USD	295.00	USD	2,233	(36,520)
Marvell Technology, Inc.	62	01/31/25	USD	123.00	USD	685	(11,315)
Meta Platforms, Inc., Class A	147	01/31/25	USD	660.00	USD	8,607	(93,712)
Microsoft Corp.	259	01/31/25	USD	470.00	USD	10,917	(31,469)
NVIDIA Corp.	130	01/31/25	USD	131.00	USD	1,746	(120,900)
NVIDIA Corp.	112	01/31/25	USD	152.50	USD	1,504	(18,256)
Reddit, Inc., Class A	186	01/31/25	USD	195.00	USD	3,040	(71,889)
Ross Stores, Inc.	146	01/31/25	USD	155.00	USD	2,209	(32,850)
Wells Fargo & Co.	421	01/31/25	USD	75.00	USD	2,957	(38,943)
Western Digital Corp.	227	01/31/25	USD	66.00	USD	1,354	(26,105)
NVIDIA Corp.	112	02/07/25	USD	152.50	USD	1,504	(25,088)
NVIDIA Corp.	112	02/14/25	USD	152.51	USD	1,504	(29,997)
Advanced Micro Devices, Inc.	353	02/21/25	USD	145.00	USD	4,264	(79,425)
Amazon.com, Inc.	384	02/21/25	USD	230.00	USD	8,425	(270,720)
Apple, Inc.	286	02/21/25	USD	250.00	USD	7,162	(272,415)
Broadcom, Inc.	32	02/21/25	USD	240.00	USD	742	(37,920)
Cardinal Health, Inc.	7	02/21/25	USD	120.00	USD	83	(2,555)
Ciena Corp.	793	02/21/25	USD	92.50	USD	6,725	(128,862)
Elevance Health, Inc.	55	02/21/25	USD	389.00	USD	2,029	(64,630)
Eli Lilly & Co.	38	02/21/25	USD	870.00	USD	2,934	(48,450)
Intercontinental Exchange, Inc.	353	02/21/25	USD	157.00	USD	5,260	(57,787)
Johnson Controls International PLC	542	02/21/25	USD	80.00	USD	4,278	(196,475)
Marvell Technology, Inc.	53	02/21/25	USD	120.00	USD	585	(20,935)
Microsoft Corp.	302	02/21/25	USD	460.00	USD	12,729	(118,535)
NVIDIA Corp.	166	02/21/25	USD	148.00	USD	2,229	(70,965)
Otis Worldwide Corp.	235	02/21/25	USD	99.00	USD	2,176	(21,570)
Reddit, Inc., Class A	121	02/21/25	USD	170.00	USD	1,978	(221,430)
Ross Stores, Inc.	146	02/21/25	USD	160.00	USD	2,209	(26,280)
S&P Global, Inc.	224	02/21/25	USD	510.00	USD	11,156	(263,200)
SS&C Technologies Holdings, Inc.	817	02/21/25	USD	80.00	USD	6,191	(93,955)
Tenet Healthcare Corp.	181	02/21/25	USD	155.00	USD	2,285	(18,100)
Wells Fargo & Co.	421	02/21/25	USD	75.00	USD	2,957	(57,887)
Western Digital Corp.	227	02/21/25	USD	67.50	USD	1,354	(33,937)
Zebra Technologies Corp., Class A	130	02/21/25	USD	400.00	USD	5,021	(183,300)
							$ (10,703,536)
OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Cognizant Technology Solutions Corp., Class A	Citibank N.A.	30,000	01/06/25	USD	82.00	USD	2,307	$ (448)
Dun & Bradstreet Holdings, Inc.	Goldman Sachs International	92,600	01/06/25	USD	12.46	USD	1,154	(16,361)
Reinsurance Group of America, Inc.	Goldman Sachs International	15,000	01/06/25	USD	212.55	USD	3,204	(48,349)
TKO Group Holdings, Inc., Class A	Morgan Stanley & Co. International PLC	30,000	01/06/25	USD	145.96	USD	4,263	(37,863)
Westinghouse Air Brake Technologies Corp.	Citibank N.A.	25,000	01/06/25	USD	195.28	USD	4,740	(7,462)
Ciena Corp.	Citibank N.A.	42,000	01/08/25	USD	75.05	USD	3,562	(413,326)
NVIDIA Corp.	Barclays Bank PLC	6,400	01/08/25	USD	149.60	USD	859	(955)
Dun & Bradstreet Holdings, Inc.	Goldman Sachs International	92,600	01/10/25	USD	12.53	USD	1,154	(17,124)
Zebra Technologies Corp., Class A	Citibank N.A.	12,000	01/10/25	USD	415.09	USD	4,635	(2,353)
LVMH Moet Hennessy Louis Vuitton SE	Morgan Stanley & Co. International PLC	13,400	01/22/25	EUR	641.33	EUR	8,516	(192,088)
Howmet Aerospace, Inc.	Morgan Stanley & Co. International PLC	26,000	01/29/25	USD	122.89	USD	2,844	(4,622)
Intercontinental Exchange, Inc.	BNP Paribas SA	32,600	01/29/25	USD	159.14	USD	4,858	(15,130)
Fidelity National Financial, Inc., Class A	Morgan Stanley & Co. International PLC	34,700	02/05/25	USD	59.32	USD	1,948	(20,773)
								$ (776,854)
Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Enhanced Large Cap Core Fund, Inc. (CII)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (14,633,458)	$ 7,831,390	$ (4,678,322)	$ (11,480,390)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 11,480,390	$ —	$ —	$ —	$ 11,480,390
For the period ended December 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$ —	$ —	$ (35,047,640)	$ —	$ —	$ —	$ (35,047,640)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ 11,435,274	$ —	$ —	$ —	$ 11,435,274
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$ 14,936,859
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 11,480,390
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	11,480,390
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(10,703,536)
Total derivative assets and liabilities subject to an MNA	$ —	$ 776,854
The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the
Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (c)
Barclays Bank PLC	$ 955	$ —	$ —	$ —	$ 955
BNP Paribas SA	15,130	—	—	—	15,130
Citibank N.A.	423,589	—	(423,589)	—	—

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Enhanced Large Cap Core Fund, Inc. (CII)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (c)
Goldman Sachs International	$ 81,834	$ —	$ —	$ —	$ 81,834
Morgan Stanley & Co. International PLC	255,346	—	(255,346)	—	—
	$ 776,854	$ —	$ (678,935)	$ —	$ 97,919

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)
Net amount represents the net amount payable due to the counterparty in the event of default.  Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust
’
s financial instruments into major categories
is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$ 13,232,895	$ —	$ —	$ 13,232,895
Banks	29,852,316	—	—	29,852,316
Broadline Retail	67,515,079	—	—	67,515,079
Building Products	13,166,629	—	—	13,166,629
Capital Markets	63,340,757	—	—	63,340,757
Chemicals	27,880,385	—	—	27,880,385
Communications Equipment	39,723,138	—	—	39,723,138
Electronic Equipment, Instruments & Components	14,898,823	—	—	14,898,823
Entertainment	11,241,185	—	—	11,241,185
Financial Services	37,214,658	—	—	37,214,658
Health Care Providers & Services	79,983,106	—	—	79,983,106
Household Durables	6,731,631	—	—	6,731,631
Industrial Conglomerates	19,368,712	—	—	19,368,712
Insurance	15,037,696	—	—	15,037,696
Interactive Media & Services	106,498,431	—	—	106,498,431
IT Services	10,097,508	—	—	10,097,508
Machinery	19,304,497	—	—	19,304,497
Oil, Gas & Consumable Fuels	22,078,613	—	—	22,078,613
Pharmaceuticals	11,399,776	—	—	11,399,776
Professional Services	35,434,998	—	—	35,434,998
Semiconductors & Semiconductor Equipment	121,233,640	—	—	121,233,640
Software	85,343,728	—	—	85,343,728
Specialty Retail	6,800,948	—	—	6,800,948
Technology Hardware, Storage & Peripherals	34,719,605	—	—	34,719,605
Textiles, Apparel & Luxury Goods	—	13,586,051	—	13,586,051
Short-Term Securities
Money Market Funds	6,755,922	—	—	6,755,922
	$ 898,854,676	$ 13,586,051	$ —	$ 912,440,727
Derivative Financial Instruments (a)
Liabilities
Equity Contracts	$ (9,081,561)	$ (2,398,829)	$ —	$ (11,480,390)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.
Schedule of Investments

Schedule of Investments
December 31, 2024
BlackRock Health Sciences Term Trust (BMEZ)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Biotechnology — 41.0%
4D Molecular Therapeutics, Inc. (a)	109,215	$ 608,328
Abbisko Cayman Ltd. (a)	10,378,250	6,108,843
AC Immune SA (a)	628,829	1,697,838
Alkermes PLC (a)	190,629	5,482,490
Allogene Therapeutics, Inc. (a)	729,560	1,553,963
Alnylam Pharmaceuticals, Inc. (a)(b)	262,673	61,809,584
Annexon, Inc. (a)	247,095	1,267,597
Apellis Pharmaceuticals, Inc. (a)	53,391	1,703,707
Arcellx, Inc. (a)	20,900	1,602,820
Arcturus Therapeutics Holdings, Inc. (a)	84,144	1,427,924
Arcus Biosciences, Inc. (a)(c)	169,790	2,528,173
Argenx SE, ADR (a)	104,599	64,328,385
Arrowhead Pharmaceuticals, Inc. (a)	88,016	1,654,701
Ascendis Pharma A/S, ADR (a)	48,265	6,644,643
Autolus Therapeutics PLC, ADR (a)	795,718	1,869,937
Avidity Biosciences, Inc. (a)	124,955	3,633,691
Beam Therapeutics, Inc. (a)	290,752	7,210,650
BeiGene Ltd., ADR (a)(c)	74,469	13,755,169
Bicycle Therapeutics PLC, ADR (a)(c)	91,006	1,274,084
Biohaven Ltd. (a)	151,959	5,675,669
BioMarin Pharmaceutical, Inc. (a)	253,011	16,630,413
BioNTech SE, ADR (a)	61,595	7,018,750
Black Diamond Therapeutics, Inc. (a)	866,005	1,853,251
Blueprint Medicines Corp. (a)	171,956	14,998,002
Bridgebio Pharma, Inc. (a)	176,043	4,830,620
CG oncology, Inc. (a)	43,008	1,233,469
Denali Therapeutics, Inc. (a)	511,840	10,431,299
Disc Medicine, Inc. (a)	48,054	3,046,624
Dyne Therapeutics, Inc. (a)	200,089	4,714,097
Everest Medicines Ltd. (a)(c)(d)	3,113,667	19,314,157
Exact Sciences Corp. (a)	270,089	15,176,301
Exelixis, Inc. (a)	344,845	11,483,338
Gilead Sciences, Inc.	176,216	16,277,072
Halozyme Therapeutics, Inc. (a)	171,850	8,216,148
Immatics NV (a)	278,934	1,983,221
Immunocore Holdings PLC, Series C, ADR (a)	321,900	9,496,050
Incyte Corp. (a)	114,060	7,878,124
Insmed, Inc. (a)	300,764	20,764,747
Ionis Pharmaceuticals, Inc. (a)	173,321	6,059,302
Legend Biotech Corp., ADR (a)	72,722	2,366,374
Lexeo Therapeutics, Inc. (a)	28,330	186,411
Merus NV (a)	401,993	16,903,806
Monte Rosa Therapeutics, Inc. (a)(c)	266,168	1,847,206
MoonLake Immunotherapeutics (a)	121,107	6,557,944
Natera, Inc. (a)	115,865	18,341,429
Neurocrine Biosciences, Inc. (a)	177,015	24,162,547
Neurogene, Inc. (a)	234,672	5,364,602
Nurix Therapeutics, Inc. (a)(c)	420,409	7,920,506
Nuvalent, Inc., Class A (a)	230,634	18,054,029
Onkure Therapeutic, Inc., (Acquired 03/24/23, Cost: $7,022,594) (a)(e)	367,976	3,164,594
ORIC Pharmaceuticals, Inc. (a)	237,559	1,917,101
Protagonist Therapeutics, Inc. (a)	158,867	6,132,266
PTC Therapeutics, Inc. (a)	234,545	10,587,361
REGENXBIO, Inc. (a)	111,333	860,604
Renagade Therapeutics, Series A-2 (a)(f)	3,584,906	8,818,869
REVOLUTION Medicines, Inc. (a)(c)	66,825	2,922,925
Rhythm Pharmaceuticals, Inc. (a)	630,459	35,293,095
Rocket Pharmaceuticals, Inc. (a)	273,849	3,442,282
Roivant Sciences Ltd. (a)	899,035	10,635,584
Security	Shares	Value
Biotechnology (continued)
RPHM Onkure Pipe (a)	95,610	$ 796,431
Sagimet Biosciences, Inc., Series A (a)	408,120	1,836,540
Sarepta Therapeutics, Inc. (a)	228,161	27,742,096
Scholar Rock Holding Corp. (a)	115,917	5,009,933
Spyre Therapeutics, Inc. (a)	31,295	728,548
Stoke Therapeutics, Inc. (a)	530,092	5,846,915
TScan Therapeutics, Inc. (a)	1,045,767	3,179,132
Twist Bioscience Corp. (a)	138,215	6,422,851
Ultragenyx Pharmaceutical, Inc. (a)	120,654	5,075,914
United Therapeutics Corp. (a)	60,511	21,350,701
Vaxcyte, Inc. (a)	127,504	10,437,477
Vertex Pharmaceuticals, Inc. (a)	9,507	3,828,469
Vigil Neuroscience, Inc. (a)	225,247	382,920
Viking Therapeutics, Inc. (a)(c)	42,180	1,697,323
Voyager Therapeutics, Inc. (a)	363,321	2,060,030
Xenon Pharmaceuticals, Inc. (a)	456,329	17,888,097
Zealand Pharma A/S (a)	90,332	8,985,775
		681,991,868
Capital Markets — 0.3%
Helix Acquisition Corp. II, Class A (a)	544,465	5,716,883
Health Care Equipment & Supplies — 21.6%
Abbott Laboratories	117,320	13,270,065
Alcon AG	101,475	8,614,213
Align Technology, Inc. (a)	116,423	24,275,360
Becton Dickinson & Co.	42,593	9,663,074
Boston Scientific Corp. (a)(b)(g)	495,160	44,227,691
Cooper Cos., Inc. (a)	104,912	9,644,560
Dexcom, Inc. (a)	119,854	9,321,045
Edwards Lifesciences Corp. (a)	113,306	8,388,043
GE HealthCare Technologies, Inc. (a)(c)	118,855	9,292,084
Glaukos Corp. (a)	44,674	6,698,419
Inari Medical, Inc. (a)	87,520	4,467,896
Inspire Medical Systems, Inc. (a)	89,190	16,534,042
Insulet Corp. (a)	97,595	25,479,127
Intuitive Surgical, Inc. (a)(b)	152,850	79,781,586
Novocure Ltd. (a)	231,742	6,905,912
Nucleix Ltd., (Acquired 04/10/24, Cost: $1,300,000) (a)(e)(f)(h)	1,300	1,161,485
Nyxoah SA (a)	648,041	5,184,328
Orchestra BioMed Holdings, Inc. (a)	233,344	933,376
Penumbra, Inc. (a)	62,727	14,896,408
Sonova Holding AG, Registered Shares	98,780	32,302,016
STERIS PLC	47,732	9,811,790
Stryker Corp.	50,474	18,173,164
		359,025,684
Health Care Providers & Services — 3.6%
Chemed Corp.	11,582	6,136,144
Encompass Health Corp.	164,829	15,221,958
Guardant Health, Inc. (a)	372,391	11,376,545
Molina Healthcare, Inc. (a)(c)	77,120	22,445,776
RadNet, Inc. (a)	66,127	4,618,310
		59,798,733
Health Care Technology — 1.9%
Veeva Systems, Inc., Class A (a)	151,305	31,811,876
Life Sciences Tools & Services — 16.3%
Bio-Techne Corp. (g)	451,301	32,507,211
Danaher Corp.	89,673	20,584,437
Gerresheimer AG	50,949	3,750,793
Illumina, Inc. (a)	90,520	12,096,188
Lonza Group AG, Registered Shares	25,381	14,980,841

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Health Sciences Term Trust (BMEZ)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Life Sciences Tools & Services (continued)
Mettler-Toledo International, Inc. (a)(g)	33,037	$ 40,426,716
QIAGEN NV	302,727	13,480,433
Rapid Micro Biosystems, Inc., Class A (a)	571,184	514,066
Repligen Corp. (a)	218,335	31,427,140
Waters Corp. (a)(b)(g)	128,848	47,800,031
West Pharmaceutical Services, Inc. (b)	161,486	52,896,354
		270,464,210
Pharmaceuticals — 4.8%
Antengene Corp. Ltd. (a)(d)	5,019,274	414,852
Arvinas, Inc. (a)	253,060	4,851,160
Axsome Therapeutics, Inc. (a)	39,899	3,375,854
Daiichi Sankyo Co. Ltd.	207,700	5,683,344
Edgewise Therapeutics, Inc. (a)	136,782	3,652,080
Neumora Therapeutics, Inc. (a)	112,071	1,187,953
Nuvation Bio, Inc., Class A (a)	328,466	873,720
Roche Holding AG	124,794	34,893,227
Sanofi SA, ADR	272,403	13,137,997
Septerna, Inc. (a)	19,466	445,771
Structure Therapeutics, Inc., ADR (a)(c)	66,435	1,801,717
Tarsus Pharmaceuticals, Inc. (a)	156,604	8,671,164
WaVe Life Sciences Ltd. (a)	114,714	1,419,012
		80,407,851
Total Common Stocks — 89.5% (Cost: $1,396,866,799)		1,489,217,105

	Par (000)
Corporate Bonds
Health Care Equipment & Supplies — 0.0%
Exo Imaging, Inc., (Acquired 07/24/24, Cost: $640,450), 8.00%, 08/14/25 (e)(f)	$641	885,422
Software — 0.1%
Carbon Health Technologies, Inc., Series D2, (Acquired 02/27/24, Cost: $1,226,000), 12.00%, 02/28/26 (e)(f)	1	1,300,222
Total Corporate Bonds — 0.1% (Cost: $1,866,450)		2,185,644

	Benefical Interest (000)
Other Interests
Biotechnology (e)(f)(i) — 0.2%
Affinivax, Inc., (Acquired 08/18/22, Cost: $ —)	$183	1,736,395
Amunix Pharmaceuticals, Inc., (Acquired 02/08/22, Cost: $ —)	5,657	1,470,837
Total Other Interests — 0.2% (Cost: $ — )		3,207,232

Security	Shares	Value
Preferred Securities
Preferred Stocks — 7.8%
Biotechnology (a)(f) — 3.8%
ABCURO, Series B	1,092,954	$ 6,514,006
Adarx Pharamaceuticals, Inc., Series C, (Acquired 08/02/23, Cost: $7,160,001) (e)	860,577	7,667,741
Bright Peak Therapeutics, Inc., Series B, (Acquired 05/14/21, Cost: $8,000,004) (e)	3,191,830	3,287,585
Cellarity, Inc., Series B, (Acquired 01/15/21, Cost: $14,584,998) (e)	2,430,833	4,861,666
Genesis Therapeutics, Inc., Series B, (Acquired 08/10/23, Cost: $6,999,996) (e)	1,370,506	7,976,345
Goldfinch Bio, Inc., Series B, (Acquired 06/26/20, Cost: $4,543,847) (e)	3,850,718	1,501,780
Kartos Therapeutics, Inc., Series C, (Acquired 08/22/23, Cost: $7,539,875) (e)	1,333,783	7,829,306
Laronde, Inc., Series B, (Acquired 07/28/21, Cost: $13,498,156) (e)	482,077	12,856,994
Mirvie, Inc., Series B, (Acquired 10/15/21, Cost: $6,250,000) (e)	2,793,833	5,168,591
NiKang Therapeutics, Inc., Series C, (Acquired 05/20/21, Cost: $7,999,996) (e)	1,394,189	4,921,487
		62,585,501
Health Care Equipment & Supplies (a)(e)(f) — 0.3%
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $13,225,003)	2,257,597	135,456
Nucleix Ltd., Series AA, (Acquired 03/25/21, Cost: $6,929,998)	2,379,480	5,044,497
Swift Health Systems, Inc., Series D, (Acquired 08/27/21, Cost: $6,441,930)	2,078	4,634
		5,184,587
Health Care Providers & Services (e)(f) — 1.1%
Everly Well, Inc., Series D, (Acquired 11/25/20, Cost: $9,999,986) (a)	382,775	3,487,080
Numab Therapeutics AG, Series C, (Acquired 05/07/21, Cost: $7,770,441)	815,851	6,337,667
Quanta Dialysis Technologies Ltd., Series D, (Acquired 06/18/21, Cost: $14,071,890) (a)	115,766,240	9,275,375
		19,100,122
Life Sciences Tools & Services — 0.7%
Sartorius AG	48,949	10,878,114
Pharmaceuticals (a)(e)(f) — 0.5%
Insitro, Inc.
Series B, (Acquired 05/21/20, Cost: $5,000,000)	802,478	6,788,964
Series C, (Acquired 03/10/21, Cost: $3,600,018)	196,818	1,665,080
		8,454,044
Semiconductors & Semiconductor Equipment — 1.3%
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $14,999,996) (a)(e)(f)	571,947	21,802,620
Software — 0.1%
Carbon Health Technologies, Inc., Series D2, (Acquired 02/02/23, Cost: $17,100,000) (a)(e)(f)	1,694,781	1,593,094
		129,598,082
Total Preferred Securities — 7.8% (Cost: $199,337,033)		129,598,082
Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Health Sciences Term Trust (BMEZ)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Rights
Biotechnology (f) — 0.0%
Korro Bio, Inc., CVR	231,775	$ 2
Mirati Therapeutics, Inc. CVR (c)	180,175	133,330
		133,332
Health Care Equipment & Supplies — 0.0%
Abiomed, Inc., CVR (a)(f)	98,636	213,054
Total Rights — 0.0% (Cost: $226,731)		346,386
Warrants
Health Care Equipment & Supplies — 0.0%
Nucleix Ltd., (Acquired 04/10/24, Cost: $—), (Issued 04/10/24, Expires 04/10/34, Strike Price USD 3.35) (a)(e)(f)	1,552,563	217,359
Health Care Providers & Services — 0.0%
CareMax, Inc., (Issued/Exercisable 09/15/20, 1 Share for 1 Warrant, Expires 08/06/26, Strike Price USD 11.50) (a)	63,808	290
Pharmaceuticals — 0.0%
Nuvation Bio, Inc., (Issued/Exercisable 08/17/20, 1 Share for 1 Warrant, Expires 07/07/27, Strike Price USD 11.50) (a)	68,880	15,842
Total Warrants — 0.0% (Cost: $227,724)		233,491
Total Long-Term Investments — 97.6% (Cost: $1,598,524,737)		1,624,787,940
Short-Term Securities
Money Market Funds — 3.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.63% (j)(k)(l)	10,223,001	10,228,113
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.36% (j)(k)	51,121,570	51,121,570
Total Short-Term Securities — 3.7% (Cost: $61,350,462)		61,349,683
Total Investments Before Options Written — 101.3% (Cost: $1,659,875,199)		1,686,137,623
Options Written — (0.6)% (Premiums Received: $(15,891,589))		(10,440,970)
Total Investments, Net of Options Written — 100.7% (Cost: $1,643,983,610)		1,675,696,653
Liabilities in Excess of Other Assets — (0.7)%		(11,814,398)
Net Assets — 100.0%		$ 1,663,882,255

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	All or a portion of this security is on loan.
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $122,142,276, representing 7.3% of its net assets as of period end, and an original cost of $185,905,179.

(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(h)	Convertible security.
(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(j)	Affiliate of the Trust.
(k)	Annualized 7-day yield as of period end.
(l)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Health Sciences Term Trust (BMEZ)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of
1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/24	Shares Held at 12/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ —	$ 10,228,332 (a)	$ —	$ 560	$ (779)	$ 10,228,113	10,223,001	$ 59,935 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	40,473,813	10,647,757 (a)	—	—	—	51,121,570	51,121,570	2,809,759	—
SL Liquidity Series, LLC, Money Market Series (c)	12,308,246	—	(12,309,250) (a)	424	580	—	—	29,603 (b)	—
				$ 984	$ (199)	$ 61,349,683		$ 2,899,297	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.
Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Danaher Corp.	113	01/03/25	USD	235.00	USD	2,594	$ (1,978)
Intuitive Surgical, Inc.	122	01/03/25	USD	564.03	USD	6,368	(101)
Abbott Laboratories	188	01/10/25	USD	117.00	USD	2,126	(3,948)
Dexcom, Inc.	245	01/10/25	USD	82.00	USD	1,905	(9,800)
GE HealthCare Technologies, Inc.	181	01/10/25	USD	85.00	USD	1,415	(6,335)
Gilead Sciences, Inc.	269	01/10/25	USD	95.00	USD	2,485	(12,374)
Align Technology, Inc.	110	01/17/25	USD	250.00	USD	2,294	(2,200)
Align Technology, Inc.	147	01/17/25	USD	260.00	USD	3,065	(5,145)
Alkermes PLC	305	01/17/25	USD	30.00	USD	877	(16,013)
Alnylam Pharmaceuticals, Inc.	361	01/17/25	USD	270.00	USD	8,495	(79,420)
Arcellx, Inc.	66	01/17/25	USD	95.00	USD	506	(32,340)
Arcturus Therapeutics Holdings, Inc.	269	01/17/25	USD	20.00	USD	456	(12,105)
Argenx SE, ADR	160	01/17/25	USD	620.00	USD	9,840	(332,000)
Arvinas, Inc.	374	01/17/25	USD	30.00	USD	717	(28,050)
Arvinas, Inc.	435	01/17/25	USD	22.50	USD	834	(26,100)
Avidity Biosciences, Inc.	399	01/17/25	USD	35.00	USD	1,160	(13,965)
Axsome Therapeutics, Inc.	63	01/17/25	USD	105.00	USD	533	(1,890)
Beam Therapeutics, Inc.	930	01/17/25	USD	29.00	USD	2,306	(34,875)
Becton Dickinson & Co.	67	01/17/25	USD	240.00	USD	1,520	(2,010)
BeiGene Ltd., ADR	238	01/17/25	USD	203.90	USD	4,396	(23,042)
Biohaven Ltd.	328	01/17/25	USD	60.00	USD	1,225	(3,280)
BioMarin Pharmaceutical, Inc.	250	01/17/25	USD	70.00	USD	1,643	(10,625)
BioNTech SE, ADR	99	01/17/25	USD	120.00	USD	1,128	(25,493)
Bio-Techne Corp.	857	01/17/25	USD	75.00	USD	6,173	(244,245)
Blueprint Medicines Corp.	275	01/17/25	USD	100.00	USD	2,399	(27,500)
Boston Scientific Corp.	528	01/17/25	USD	92.50	USD	4,716	(33,000)
Bridgebio Pharma, Inc.	281	01/17/25	USD	30.00	USD	771	(18,265)
Cooper Cos., Inc.	334	01/17/25	USD	105.00	USD	3,070	(31,730)
Danaher Corp.	90	01/17/25	USD	240.00	USD	2,066	(10,575)
Disc Medicine, Inc.	153	01/17/25	USD	70.00	USD	970	(74,970)
Edgewise Therapeutics, Inc.	437	01/17/25	USD	35.00	USD	1,167	(28,405)
Edwards Lifesciences Corp.	286	01/17/25	USD	70.00	USD	2,117	(155,870)
Encompass Health Corp.	242	01/17/25	USD	100.00	USD	2,235	(61,105)
Exact Sciences Corp.	466	01/17/25	USD	55.00	USD	2,618	(172,420)
Exelixis, Inc.	547	01/17/25	USD	37.00	USD	1,822	(27,350)
GE HealthCare Technologies, Inc.	199	01/17/25	USD	87.50	USD	1,556	(1,493)
Gilead Sciences, Inc.	269	01/17/25	USD	97.50	USD	2,485	(13,450)
Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Health Sciences Term Trust (BMEZ)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Glaukos Corp.	71	01/17/25	USD	150.00	USD	1,065	$ (44,730)
Guardant Health, Inc.	595	01/17/25	USD	33.46	USD	1,818	(42,769)
Halozyme Therapeutics, Inc.	288	01/17/25	USD	50.00	USD	1,377	(24,480)
Inari Medical, Inc.	140	01/17/25	USD	65.00	USD	715	(27,300)
Incyte Corp.	364	01/17/25	USD	77.50	USD	2,514	(100,100)
Insmed, Inc.	481	01/17/25	USD	77.50	USD	3,321	(51,707)
Inspire Medical Systems, Inc.	142	01/17/25	USD	200.00	USD	2,632	(49,345)
Insulet Corp.	156	01/17/25	USD	280.00	USD	4,073	(21,060)
Intuitive Surgical, Inc.	122	01/17/25	USD	540.00	USD	6,368	(89,060)
Ionis Pharmaceuticals, Inc.	554	01/17/25	USD	40.00	USD	1,937	(9,695)
Merus NV	625	01/17/25	USD	55.00	USD	2,628	(25,000)
Mettler-Toledo International, Inc.	51	01/17/25	USD	1,320.00	USD	6,241	(25,755)
Molina Healthcare, Inc.	118	01/17/25	USD	330.00	USD	3,434	(17,405)
Natera, Inc.	370	01/17/25	USD	165.00	USD	5,857	(244,200)
Neurocrine Biosciences, Inc.	221	01/17/25	USD	130.00	USD	3,017	(176,800)
Novocure Ltd.	370	01/17/25	USD	35.00	USD	1,103	(9,250)
Nurix Therapeutics, Inc.	448	01/17/25	USD	30.00	USD	844	(147,840)
Nuvalent, Inc., Class A	412	01/17/25	USD	100.00	USD	3,225	(201,880)
Penumbra, Inc.	96	01/17/25	USD	250.00	USD	2,280	(30,480)
PTC Therapeutics, Inc.	377	01/17/25	USD	45.00	USD	1,702	(115,927)
QIAGEN NV	484	01/17/25	USD	45.27	USD	2,155	(41,563)
RadNet, Inc.	211	01/17/25	USD	80.00	USD	1,474	(8,440)
Repligen Corp.	273	01/17/25	USD	140.00	USD	3,930	(222,495)
REVOLUTION Medicines, Inc.	184	01/17/25	USD	65.00	USD	805	(88,320)
Rhythm Pharmaceuticals, Inc.	917	01/17/25	USD	60.00	USD	5,133	(105,455)
Rocket Pharmaceuticals, Inc.	435	01/17/25	USD	20.00	USD	547	(8,700)
Sanofi SA, ADR	1,077	01/17/25	USD	52.50	USD	5,194	(16,155)
Scholar Rock Holding Corp.	370	01/17/25	USD	45.00	USD	1,599	(84,175)
Structure Therapeutics, Inc., ADR	106	01/17/25	USD	45.00	USD	287	(3,180)
Stryker Corp.	78	01/17/25	USD	390.00	USD	2,808	(975)
Tarsus Pharmaceuticals, Inc.	501	01/17/25	USD	55.00	USD	2,774	(237,975)
Twist Bioscience Corp.	225	01/17/25	USD	57.50	USD	1,046	(64,125)
Ultragenyx Pharmaceutical, Inc.	386	01/17/25	USD	55.00	USD	1,624	(27,020)
United Therapeutics Corp.	91	01/17/25	USD	400.00	USD	3,211	(21,840)
Vaxcyte, Inc.	204	01/17/25	USD	105.00	USD	1,670	(15,300)
Veeva Systems, Inc., Class A	450	01/17/25	USD	260.00	USD	9,461	(11,250)
Vertex Pharmaceuticals, Inc.	16	01/17/25	USD	490.00	USD	644	(2,240)
Viking Therapeutics, Inc.	134	01/17/25	USD	55.00	USD	539	(6,365)
Waters Corp.	155	01/17/25	USD	397.49	USD	5,750	(24,988)
WaVe Life Sciences Ltd.	183	01/17/25	USD	17.50	USD	226	(3,660)
West Pharmaceutical Services, Inc.	188	01/17/25	USD	340.00	USD	6,158	(56,400)
Xenon Pharmaceuticals, Inc.	219	01/17/25	USD	42.50	USD	858	(21,900)
Abbott Laboratories	187	01/24/25	USD	118.00	USD	2,115	(14,493)
Align Technology, Inc.	115	01/24/25	USD	235.00	USD	2,398	(14,088)
Dexcom, Inc.	138	01/24/25	USD	81.00	USD	1,073	(37,260)
Gilead Sciences, Inc.	25	01/24/25	USD	93.00	USD	231	(4,850)
Sarepta Therapeutics, Inc.	182	01/24/25	USD	130.00	USD	2,213	(65,975)
Boston Scientific Corp.	528	01/31/25	USD	90.00	USD	4,716	(175,560)
Danaher Corp.	83	01/31/25	USD	245.00	USD	1,905	(18,260)
Intuitive Surgical, Inc.	79	01/31/25	USD	540.00	USD	4,123	(124,425)
Vertex Pharmaceuticals, Inc.	14	01/31/25	USD	420.00	USD	564	(7,560)
Becton Dickinson & Co.	69	02/05/25	USD	233.94	USD	1,565	(17,407)
Boston Scientific Corp.	528	02/07/25	USD	93.00	USD	4,716	(81,840)
Penumbra, Inc.	104	02/07/25	USD	248.00	USD	2,470	(81,275)
Halozyme Therapeutics, Inc.	261	02/10/25	USD	50.25	USD	1,248	(44,934)
Alkermes PLC	305	02/21/25	USD	32.00	USD	877	(46,512)
Alnylam Pharmaceuticals, Inc.	479	02/21/25	USD	259.00	USD	11,271	(230,947)
Argenx SE, ADR	174	02/21/25	USD	640.00	USD	10,701	(339,300)
Axsome Therapeutics, Inc.	63	02/21/25	USD	105.00	USD	533	(9,135)
BioMarin Pharmaceutical, Inc.	757	02/21/25	USD	71.25	USD	4,976	(98,359)
BioNTech SE, ADR	98	02/21/25	USD	125.00	USD	1,117	(38,220)
Bio-Techne Corp.	587	02/21/25	USD	75.00	USD	4,228	(193,710)

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Health Sciences Term Trust (BMEZ)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Bridgebio Pharma, Inc.	281	02/21/25	USD	30.00	USD	771	$ (40,043)
Edwards Lifesciences Corp.	76	02/21/25	USD	82.50	USD	563	(8,550)
Encompass Health Corp.	285	02/21/25	USD	95.00	USD	2,632	(90,487)
Exact Sciences Corp.	398	02/21/25	USD	70.00	USD	2,236	(51,740)
Exelixis, Inc.	556	02/21/25	USD	37.00	USD	1,851	(37,530)
Glaukos Corp.	71	02/21/25	USD	155.00	USD	1,065	(54,315)
Guardant Health, Inc.	595	02/21/25	USD	34.00	USD	1,818	(84,787)
Inari Medical, Inc.	140	02/21/25	USD	65.00	USD	715	(19,600)
Insmed, Inc.	481	02/21/25	USD	77.50	USD	3,321	(122,655)
Inspire Medical Systems, Inc.	143	02/21/25	USD	220.00	USD	2,651	(88,660)
Insulet Corp.	156	02/21/25	USD	280.00	USD	4,073	(83,460)
Intuitive Surgical, Inc.	166	02/21/25	USD	555.00	USD	8,665	(206,670)
Mettler-Toledo International, Inc.	54	02/21/25	USD	1,330.00	USD	6,608	(91,800)
Neurocrine Biosciences, Inc.	345	02/21/25	USD	145.00	USD	4,709	(81,075)
Nuvalent, Inc., Class A	326	02/21/25	USD	90.00	USD	2,552	(37,490)
PTC Therapeutics, Inc.	373	02/21/25	USD	45.00	USD	1,684	(139,875)
QIAGEN NV	484	02/21/25	USD	45.27	USD	2,155	(85,715)
Repligen Corp.	426	02/21/25	USD	165.00	USD	6,132	(173,595)
REVOLUTION Medicines, Inc.	29	02/21/25	USD	44.00	USD	127	(8,918)
Rhythm Pharmaceuticals, Inc.	1,097	02/21/25	USD	60.00	USD	6,141	(315,387)
STERIS PLC	152	02/21/25	USD	220.00	USD	3,125	(49,020)
Structure Therapeutics, Inc., ADR	106	02/21/25	USD	35.00	USD	287	(6,625)
Stryker Corp.	83	02/21/25	USD	370.00	USD	2,988	(71,380)
Twist Bioscience Corp.	217	02/21/25	USD	50.00	USD	1,008	(81,375)
Waters Corp.	257	02/21/25	USD	380.00	USD	9,534	(371,365)
WaVe Life Sciences Ltd.	184	02/21/25	USD	15.51	USD	228	(8,778)
West Pharmaceutical Services, Inc.	328	02/21/25	USD	350.00	USD	10,744	(309,960)
Xenon Pharmaceuticals, Inc.	645	02/21/25	USD	44.50	USD	2,528	(215,099)
							$ (8,690,835)
OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Denali Therapeutics, Inc.	Citibank N.A.	78,300	01/06/25	USD	29.80	USD	1,596	$ (46)
Abbisko Cayman Ltd.	Morgan Stanley & Co. International PLC	1,250,000	01/09/25	HKD	5.11	HKD	5,715	(7,883)
Everest Medicines Ltd.	Goldman Sachs International	498,000	01/09/25	HKD	36.93	HKD	23,992	(741,576)
Zealand Pharma A/S	Bank of America N.A.	25,300	01/09/25	DKK	874.12	DKK	18,118	(19)
Abbisko Cayman Ltd.	JPMorgan Chase Bank N.A.	1,241,000	01/16/25	HKD	5.32	HKD	5,673	(9,709)
Everest Medicines Ltd.	Morgan Stanley & Co. International PLC	498,000	01/16/25	HKD	50.94	HKD	23,992	(168,817)
Zealand Pharma A/S	Bank of America N.A.	3,700	01/16/25	DKK	753.50	DKK	2,650	(5,028)
Sonova Holding AG, Registered Shares	UBS AG	18,200	01/22/25	CHF	301.29	CHF	5,401	(76,762)
Lonza Group AG, Registered Shares	Bank of America N.A.	8,100	01/28/25	CHF	549.23	CHF	4,340	(81,904)
Sonova Holding AG, Registered Shares	BNP Paribas SA	13,400	01/28/25	CHF	299.70	CHF	3,970	(77,694)
Sartorius AG, Preference Shares	BNP Paribas SA	15,600	02/05/25	EUR	225.45	EUR	3,357	(135,716)
United Therapeutics Corp.	Goldman Sachs International	10,200	02/05/25	USD	369.88	USD	3,599	(83,795)
Abbisko Cayman Ltd.	JPMorgan Chase Bank N.A.	830,000	02/06/25	HKD	4.59	HKD	3,818	(44,936)
Gerresheimer AG	Bank of America N.A.	16,300	02/06/25	EUR	76.86	EUR	1,157	(16,740)
Roche Holding AG	BNP Paribas SA	38,400	02/06/25	CHF	253.66	CHF	9,811	(299,510)
								$ (1,750,135)
Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (15,891,589)	$ 7,178,894	$ (1,728,275)	$ (10,440,970)
Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Health Sciences Term Trust (BMEZ)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 10,440,970	$ —	$ —	$ —	$ 10,440,970
For the period ended December 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$ —	$ —	$ —	$ (3,753,243)	$ —	$ —	$ (3,753,243)
Options written	—	—	(4,293,260)	—	—	—	(4,293,260)
	$ —	$ —	$ (4,293,260)	$ (3,753,243)	$ —	$ —	$ (8,046,503)
Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$ —	$ —	$ —	$ (1,429,095)	$ —	$ —	$ (1,429,095)
Options written	—	—	22,155,749	—	—	—	22,155,749
	$ —	$ —	$ 22,155,749	$ (1,429,095)	$ —	$ —	$ 20,726,654
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$ — (a)
Average amounts sold — in USD	6,835,182
Options:
Average value of option contracts written	16,850,477

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 10,440,970
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	10,440,970
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(8,690,835)
Total derivative assets and liabilities subject to an MNA	$ —	$ 1,750,135
The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the
Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$ 103,691	$ —	$ —	$ —	$ 103,691
BNP Paribas SA	512,920	—	(512,920)	—	—
Citibank N.A.	46	—	(46)	—	—
Goldman Sachs International	825,371	—	(825,371)	—	—
JPMorgan Chase Bank N.A.	54,645	—	—	—	54,645

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Health Sciences Term Trust (BMEZ)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (c)
Morgan Stanley & Co. International PLC	$ 176,700	$ —	$ —	$ —	$ 176,700
UBS AG	76,762	—	—	—	76,762
	$ 1,750,135	$ —	$ (1,338,337)	$ —	$ 411,798

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)
Net amount represents the net amount payable due to the counterparty in the event of default.  Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust
’
s financial instruments into major categories
is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$ 625,307,149	$ 47,865,850	$ 8,818,869	$ 681,991,868
Capital Markets	5,716,883	—	—	5,716,883
Health Care Equipment & Supplies	325,562,183	32,302,016	1,161,485	359,025,684
Health Care Providers & Services	59,798,733	—	—	59,798,733
Health Care Technology	31,811,876	—	—	31,811,876
Life Sciences Tools & Services	251,732,576	18,731,634	—	270,464,210
Pharmaceuticals	39,416,428	40,991,423	—	80,407,851
Corporate Bonds	—	—	2,185,644	2,185,644
Other Interests	—	—	3,207,232	3,207,232
Preferred Securities
Preferred Stocks	—	10,878,114	118,719,968	129,598,082
Rights	—	—	346,386	346,386
Warrants	16,132	—	217,359	233,491
Short-Term Securities
Money Market Funds	61,349,683	—	—	61,349,683
	$ 1,400,711,643	$ 150,769,037	$ 134,656,943	$ 1,686,137,623
Derivative Financial Instruments (a)
Liabilities
Equity Contracts	$ (7,775,858)	$ (2,665,112)	$ —	$ (10,440,970)

(a)	Derivative financial instruments are options written. Options written are shown at value.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Other Interests	Preferred Stocks	Rights	Warrants	Total
Assets
Opening balance, as of December 31, 2023	$ —	$ —	$ 4,664,318	$ 143,543,684	$ 268,290	$ —	$ 148,476,292
Transfers into Level 3	—	—	—	—	3,152	—	3,152
Transfers out of Level 3	—	—	—	—	—	—	—
Accrued discounts/premiums	—	—	—	—	—	—	—
Net realized gain (loss)	—	—	—	—	4,394	—	4,394
Net change in unrealized appreciation (depreciation) (a)(b)	680,354	319,194	(1,457,086)	(17,801,121)	(51,179)	217,359	(18,092,479)
Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Health Sciences Term Trust (BMEZ)

	Common Stocks	Corporate Bonds	Other Interests	Preferred Stocks	Rights	Warrants	Total
Purchases	$ 9,300,000	$ 1,866,450	$ —	$ —	$ 126,123	$ —	$ 11,292,573
Sales	—	—	—	(7,022,595)	(4,394)	—	(7,026,989)
Closing balance, as of December 31, 2024	$ 9,980,354	$ 2,185,644	$ 3,207,232	$ 118,719,968	$ 346,386	$ 217,359	$ 134,656,943
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2024 (b)	$ 680,354	$ 319,194	$ (1,457,086)	$ (19,283,508)	$ (51,179)	$ 217,359	$ (19,574,866)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2024 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to
determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Preferred Stocks	$ 118,719,968	Market	Revenue Multiple	1.13x - 8.86x	3.88x
			Volatility	50% - 95%	70%
			Time to Exit	1.0 - 4.0 years	2.9 years
			Market Adjustment Multiple	0.50x - 1.80x	0.94x
		Income	Discount Rate	5%	—

Common Stocks	9,980,354	Market	Volatility	60% - 80%	78%
			Time to Exit	1.5 - 3.0 years	2.8 years
			Market Adjustment Multiple	0.85x - 1.10x	1.07x

Corporate Bonds	2,185,644	Market	Revenue Multiple	1.13x - 1.65x	1.44x
			Volatility	80% - 95%	86%
			Time to Exit	1.0- 3.0 years	2.2 years

Other Interests	3,207,232	Income	Discount Rate	5% - 5%	5%

Rights	346,386	Income	Discount Rate	4% - 5%	4%

Warrants	217,359	Market	Volatility	60%	—
			Time to Exit	1.5 years	—
			Market Adjustment Multiple	0.85x	—

	$ 134,656,943

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
See notes to financial statements.

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
December 31, 2024
BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Biotechnology — 25.8%
4D Molecular Therapeutics, Inc. (a)	11,778	$ 65,603
AbbVie, Inc. (b)	141,396	25,126,069
AC Immune SA (a)	62,903	169,838
Allogene Therapeutics, Inc. (a)	108,101	230,255
Alnylam Pharmaceuticals, Inc. (a)	35,881	8,443,158
Amgen, Inc. (b)	52,296	13,630,429
Arcellx, Inc. (a)	6,764	518,731
Argenx SE, ADR (a)	16,263	10,001,745
Ascendis Pharma A/S, ADR (a)	9,459	1,302,221
Autolus Therapeutics PLC, ADR (a)	64,258	151,006
Avidity Biosciences, Inc. (a)	17,918	521,055
Beam Therapeutics, Inc. (a)	20,739	514,327
BeiGene Ltd., ADR (a)	6,675	1,232,939
Biogen, Inc. (a)	32,751	5,008,283
Biohaven Ltd. (a)	24,215	904,430
BioMarin Pharmaceutical, Inc. (a)	21,076	1,385,325
BioNTech SE, ADR (a)	7,725	880,264
Blueprint Medicines Corp. (a)	26,672	2,326,332
Bridgebio Pharma, Inc. (a)	16,735	459,208
CG oncology, Inc. (a)	5,223	149,796
Denali Therapeutics, Inc. (a)	35,343	720,290
Disc Medicine, Inc. (a)	7,440	471,696
Dyne Therapeutics, Inc. (a)	24,506	577,361
Exact Sciences Corp. (a)	31,331	1,760,489
Gilead Sciences, Inc.	149,750	13,832,408
Immatics NV (a)	21,538	153,135
Incyte Corp. (a)	15,306	1,057,185
Insmed, Inc. (a)	45,410	3,135,106
Ionis Pharmaceuticals, Inc. (a)	18,725	654,626
Legend Biotech Corp., ADR (a)	10,574	344,078
Merus NV (a)	22,655	952,643
MoonLake Immunotherapeutics (a)(c)	8,382	453,885
Natera, Inc. (a)	27,665	4,379,370
Neurocrine Biosciences, Inc. (a)	20,208	2,758,392
Neurogene, Inc. (a)	19,342	442,158
Nurix Therapeutics, Inc. (a)	45,062	848,968
Nuvalent, Inc., Class A (a)	28,266	2,212,663
Protagonist Therapeutics, Inc. (a)	19,831	765,477
PTC Therapeutics, Inc. (a)	19,817	894,539
Regeneron Pharmaceuticals, Inc. (a)	7,337	5,226,365
REGENXBIO, Inc. (a)	18,875	145,904
REVOLUTION Medicines, Inc. (a)	10,844	474,317
Rhythm Pharmaceuticals, Inc. (a)	49,466	2,769,107
Rocket Pharmaceuticals, Inc. (a)	18,343	230,572
Roivant Sciences Ltd. (a)	57,525	680,521
Sagimet Biosciences, Inc., Series A (a)	21,965	98,843
Sarepta Therapeutics, Inc. (a)	34,288	4,169,078
Scholar Rock Holding Corp. (a)	17,280	746,842
Stoke Therapeutics, Inc. (a)	70,495	777,560
TScan Therapeutics, Inc. (a)	49,480	150,419
Ultragenyx Pharmaceutical, Inc. (a)	14,268	600,255
Vaxcyte, Inc. (a)	15,795	1,292,979
Vertex Pharmaceuticals, Inc. (a)	28,074	11,305,400
Viking Therapeutics, Inc. (a)	9,142	367,874
Voyager Therapeutics, Inc. (a)	32,205	182,602
Xenon Pharmaceuticals, Inc. (a)	35,726	1,400,459
Zealand Pharma A/S (a)	8,499	845,438
		140,900,018
Security	Shares	Value
Capital Markets — 0.1%
Helix Acquisition Corp. II, Class A (a)	61,530	$ 646,065
Health Care Equipment & Supplies — 29.6%
Abbott Laboratories (b)	191,997	21,716,781
Alcon AG	32,610	2,768,263
Align Technology, Inc. (a)	8,170	1,703,527
Becton Dickinson & Co.	42,696	9,686,442
Boston Scientific Corp. (a)	442,329	39,508,826
Cooper Cos., Inc. (a)	46,363	4,262,151
Dexcom, Inc. (a)	58,668	4,562,610
Edwards Lifesciences Corp. (a)	101,760	7,533,293
GE HealthCare Technologies, Inc. (a)	75,498	5,902,434
Glaukos Corp. (a)	14,615	2,191,373
IDEXX Laboratories, Inc. (a)	6,691	2,766,327
Inari Medical, Inc. (a)	7,005	357,605
Inspire Medical Systems, Inc. (a)	5,782	1,071,867
Intuitive Surgical, Inc. (a)	53,465	27,906,591
Medtronic PLC	71,671	5,725,079
Novocure Ltd. (a)	43,718	1,302,796
Nucleix Ltd., (Acquired 04/10/24, Cost: $200,000) (a)(d)(e)(f)	200	178,690
Nyxoah SA (a)	29,870	238,960
Orchestra BioMed Holdings, Inc. (a)(c)	18,076	72,304
Penumbra, Inc. (a)	12,105	2,874,695
STERIS PLC	9,642	1,982,010
Stryker Corp.	48,820	17,577,641
		161,890,265
Health Care Providers & Services — 9.9%
Cencora, Inc.	24,158	5,427,819
Cigna Group	10,161	2,805,859
Elevance Health, Inc.	14,908	5,499,561
Guardant Health, Inc. (a)	24,415	745,878
HCA Healthcare, Inc.	6,153	1,846,823
Humana, Inc.	18,525	4,699,978
Labcorp Holdings, Inc.	6,745	1,546,763
McKesson Corp.	9,738	5,549,784
Quest Diagnostics, Inc.	11,479	1,731,722
UnitedHealth Group, Inc. (b)	47,333	23,943,871
		53,798,058
Life Sciences Tools & Services — 9.7%
Agilent Technologies, Inc.	15,171	2,038,072
Bio-Techne Corp.	16,718	1,204,198
Danaher Corp.	72,831	16,718,356
Illumina, Inc. (a)	12,070	1,612,914
IQVIA Holdings, Inc. (a)	6,738	1,324,084
Mettler-Toledo International, Inc. (a)	1,170	1,431,706
Repligen Corp. (a)	13,935	2,005,804
Thermo Fisher Scientific, Inc.	30,324	15,775,454
Waters Corp. (a)	20,065	7,443,714
West Pharmaceutical Services, Inc.	10,207	3,343,405
		52,897,707
Pharmaceuticals — 20.0%
AstraZeneca PLC	31,854	4,153,112
Bristol-Myers Squibb Co.	143,710	8,128,238
Daiichi Sankyo Co. Ltd.	57,800	1,581,595
Edgewise Therapeutics, Inc. (a)	8,490	226,683
Eli Lilly & Co. (b)(g)	61,764	47,681,808
Johnson & Johnson	83,583	12,087,773
Merck & Co., Inc. (b)	83,142	8,270,966
Neumora Therapeutics, Inc. (a)	24,235	256,891
Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Pharmaceuticals (continued)
Pfizer, Inc.	219,920	$ 5,834,478
Roche Holding AG	14,080	3,936,861
Sanofi SA	44,338	4,310,131
Septerna, Inc. (a)	6,451	147,728
Structure Therapeutics, Inc., ADR (a)(c)	14,399	390,501
Teva Pharmaceutical Industries Ltd., ADR (a)	182,264	4,017,099
UCB SA	8,455	1,683,083
WaVe Life Sciences Ltd. (a)	19,104	236,316
Zoetis, Inc., Class A	39,924	6,504,817
		109,448,080
Total Common Stocks — 95.1% (Cost: $347,519,099)		519,580,193

	Par (000)
Corporate Bonds
Health Care Equipment & Supplies — 0.0%
Exo Imaging, Inc., (Acquired 07/24/24, Cost: $28,863), 8.00%, 08/14/25 (e)(f)	$29	39,903
Software — 0.0%
Carbon Health Technologies, Inc., Series D2, (Acquired 02/27/24, Cost: $65,000), 12.00%, 02/28/26 (e)(f)	— (h)	68,935
Total Corporate Bonds — 0.0% (Cost: $93,863)		108,838

	Benefical Interest (000)
Other Interests
Biotechnology — 0.0%
Affinivax, Inc., (Acquired 08/18/22, Cost: $ —) (e)(f)(i)	$6	60,018
Health Care Providers & Services — 0.0%
Afferent Pharmaceuticals, Inc., (Acquired 09/30/15, Cost: $ —) (e)(f)(i)	190	2
Total Other Interests — 0.0% (Cost: $ — )		60,020

	Shares
Preferred Securities
Preferred Stocks — 0.7% (a)(e)(f)
Biotechnology — 0.4%
Adarx Pharamaceuticals, Inc., Series C, (Acquired 08/02/23, Cost: $440,003)	52,885	471,205
Cellarity, Inc., Series B, (Acquired 01/15/21, Cost: $265,002)	44,167	88,334
Genesis Therapeutics, Inc., Series B, (Acquired 08/10/23, Cost: $292,001)	57,170	332,730
Goldfinch Bio, Inc., Series B, (Acquired 06/26/20, Cost: $224,200)	190,000	74,100
Security	Shares	Value
Biotechnology (continued)
Kartos Therapeutics, Inc., Series C, (Acquired 08/22/23, Cost: $485,124)	85,817	$ 503,746
Laronde, Inc., Series B, (Acquired 07/28/21, Cost: $590,800)	21,100	562,737
		2,032,852
Health Care Equipment & Supplies — 0.1%
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $595,999)	101,741	6,105
Nucleix Ltd., Series AA, (Acquired 03/25/21, Cost: $1,070,001)	367,395	778,877
Swift Health Systems, Inc., Series D, (Acquired 08/27/21, Cost: $286,998)	93	206
		785,188
Health Care Providers & Services — 0.1%
Quanta Dialysis Technologies Ltd., Series D, (Acquired 06/18/21, Cost: $515,759)	4,243,029	339,958
Pharmaceuticals — 0.1%
Insitro, Inc., Series C, (Acquired 03/10/21, Cost: $560,000)	30,616	259,011
Software — 0.0%
Carbon Health Technologies, Inc., Series D2, (Acquired 02/02/23, Cost: $907,000)	89,892	84,499
		3,501,508
Total Preferred Securities — 0.7% (Cost: $6,232,887)		3,501,508
Rights
Biotechnology (e) — 0.0%
Korro Bio, Inc., CVR	28,060	—
Mirati Therapeutics, Inc. CVR	15,747	11,653
		11,653
Health Care Equipment & Supplies — 0.0%
Abiomed, Inc., CVR (a)(e)	14,359	31,016
Total Rights — 0.0% (Cost: $25,669)		42,669
Warrants
Health Care Equipment & Supplies — 0.0%
Nucleix Ltd., (Acquired 04/10/24, Cost: $—), (Issued 04/10/24, Expires 04/10/34, Strike Price USD 3.35) (a)(e)(f)	238,856	33,440
Health Care Providers & Services — 0.0%
CareMax, Inc., (Issued/Exercisable 09/15/20, 1 Share for 1 Warrant, Expires 08/06/26, Strike Price USD 11.50) (a)	4,201	19

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Pharmaceuticals — 0.0%
Nuvation Bio, Inc., (Issued/Exercisable 08/17/20, 1 Share for 1 Warrant, Expires 07/07/27, Strike Price USD 11.50) (a)	4,050	$ 931
Total Warrants — 0.0% (Cost: $14,030)		34,390
Total Long-Term Investments — 95.8% (Cost: $353,885,548)		523,327,618
Short-Term Securities
Money Market Funds — 4.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.63% (j)(k)(l)	277,571	277,709
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.36% (j)(k)	26,275,044	26,275,044
Total Short-Term Securities — 4.9% (Cost: $26,552,737)		26,552,753
Total Investments Before Options Written — 100.7% (Cost: $380,438,285)		549,880,371
Options Written — (0.5)% (Premiums Received: $(5,345,930))		(2,822,101)
Total Investments, Net of Options Written — 100.2% (Cost: $375,092,355)		547,058,270
Liabilities in Excess of Other Assets — (0.2)%		(923,006)
Net Assets — 100.0%		$ 546,135,264

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	All or a portion of this security is on loan.
(d)	Convertible security.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $3,882,496, representing 0.7% of its net assets as of period end, and an original cost of $6,526,750.

(g)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(h)	Rounds to less than 1,000.
(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(j)	Affiliate of the Trust.
(k)	Annualized 7-day yield as of period end.
(l)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of
1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/24	Shares Held at 12/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ —	$ 277,965 (a)	$ —	$ (272)	$ 16	$ 277,709	277,571	$ 2,935 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	31,396,977	—	(5,121,933) (a)	—	—	26,275,044	26,275,044	1,061,011	—
SL Liquidity Series, LLC, Money Market Series (c)	—	463 (a)	—	(463)	—	—	—	690 (b)	—
				$ (735)	$ 16	$ 26,552,753		$ 1,064,636	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.
Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Abbott Laboratories	174	01/03/25	USD	117.00	USD	1,968	$ (1,914)
Danaher Corp.	107	01/03/25	USD	235.00	USD	2,456	(1,873)
Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Humana, Inc.	4	01/03/25	USD	315.00	USD	101	$ (600)
Intuitive Surgical, Inc.	36	01/03/25	USD	564.03	USD	1,879	(30)
UnitedHealth Group, Inc.	161	01/03/25	USD	615.00	USD	8,144	(27,370)
Abbott Laboratories	192	01/10/25	USD	117.00	USD	2,172	(4,032)
Amgen, Inc.	99	01/10/25	USD	285.00	USD	2,580	(1,980)
Dexcom, Inc.	145	01/10/25	USD	82.00	USD	1,128	(5,800)
GE HealthCare Technologies, Inc.	48	01/10/25	USD	85.00	USD	375	(1,680)
Gilead Sciences, Inc.	136	01/10/25	USD	95.00	USD	1,256	(6,256)
Medtronic PLC	68	01/10/25	USD	86.00	USD	543	(7,820)
UnitedHealth Group, Inc.	131	01/10/25	USD	585.00	USD	6,627	(1,441)
Abbott Laboratories	152	01/17/25	USD	120.00	USD	1,719	(3,724)
AbbVie, Inc.	138	01/17/25	USD	185.00	USD	2,452	(10,557)
AbbVie, Inc.	138	01/17/25	USD	170.00	USD	2,452	(125,235)
Agilent Technologies, Inc.	57	01/17/25	USD	140.00	USD	766	(4,418)
Align Technology, Inc.	11	01/17/25	USD	250.00	USD	229	(220)
Align Technology, Inc.	9	01/17/25	USD	260.00	USD	188	(315)
Alnylam Pharmaceuticals, Inc.	69	01/17/25	USD	270.00	USD	1,624	(15,180)
Arcellx, Inc.	25	01/17/25	USD	95.00	USD	192	(12,250)
Argenx SE, ADR	31	01/17/25	USD	620.00	USD	1,907	(64,325)
Avidity Biosciences, Inc.	68	01/17/25	USD	35.00	USD	198	(2,380)
Beam Therapeutics, Inc.	78	01/17/25	USD	29.00	USD	193	(2,925)
Becton Dickinson & Co.	64	01/17/25	USD	240.00	USD	1,452	(1,920)
BeiGene Ltd., ADR	25	01/17/25	USD	203.90	USD	462	(2,420)
Biogen, Inc.	57	01/17/25	USD	170.00	USD	872	(4,275)
BioMarin Pharmaceutical, Inc.	40	01/17/25	USD	70.00	USD	263	(1,700)
BioNTech SE, ADR	14	01/17/25	USD	120.00	USD	160	(3,605)
Bio-Techne Corp.	40	01/17/25	USD	75.00	USD	288	(11,400)
Blueprint Medicines Corp.	51	01/17/25	USD	100.00	USD	445	(5,100)
Boston Scientific Corp.	561	01/17/25	USD	92.50	USD	5,011	(35,062)
Bridgebio Pharma, Inc.	32	01/17/25	USD	30.00	USD	88	(2,080)
Cencora, Inc.	52	01/17/25	USD	250.00	USD	1,168	(520)
Cigna Group	62	01/17/25	USD	360.00	USD	1,712	(1,550)
Cooper Cos., Inc.	176	01/17/25	USD	105.00	USD	1,618	(16,720)
Danaher Corp.	78	01/17/25	USD	240.00	USD	1,790	(9,165)
Disc Medicine, Inc.	28	01/17/25	USD	70.00	USD	178	(13,720)
Edgewise Therapeutics, Inc.	33	01/17/25	USD	35.00	USD	88	(2,145)
Edwards Lifesciences Corp.	232	01/17/25	USD	70.00	USD	1,717	(126,440)
Elevance Health, Inc.	44	01/17/25	USD	440.00	USD	1,623	(2,420)
Eli Lilly & Co.	63	01/17/25	USD	780.00	USD	4,864	(98,122)
Exact Sciences Corp.	36	01/17/25	USD	55.00	USD	202	(13,320)
GE HealthCare Technologies, Inc.	238	01/17/25	USD	87.50	USD	1,861	(1,785)
Gilead Sciences, Inc.	284	01/17/25	USD	97.50	USD	2,623	(14,200)
Glaukos Corp.	42	01/17/25	USD	150.00	USD	630	(26,460)
Guardant Health, Inc.	46	01/17/25	USD	33.46	USD	141	(3,306)
HCA Healthcare, Inc.	24	01/17/25	USD	380.00	USD	720	(120)
IDEXX Laboratories, Inc.	12	01/17/25	USD	450.00	USD	496	(1,440)
Inari Medical, Inc.	13	01/17/25	USD	65.00	USD	66	(2,535)
Incyte Corp.	58	01/17/25	USD	77.50	USD	401	(15,950)
Insmed, Inc.	86	01/17/25	USD	77.50	USD	594	(9,245)
Inspire Medical Systems, Inc.	11	01/17/25	USD	200.00	USD	204	(3,823)
Intuitive Surgical, Inc.	41	01/17/25	USD	540.00	USD	2,140	(29,930)
Ionis Pharmaceuticals, Inc.	71	01/17/25	USD	40.00	USD	248	(1,243)
IQVIA Holdings, Inc.	25	01/17/25	USD	210.00	USD	491	(2,313)
Johnson & Johnson	159	01/17/25	USD	160.00	USD	2,299	(795)
Labcorp Holdings, Inc.	13	01/17/25	USD	240.00	USD	298	(1,008)
McKesson Corp.	46	01/17/25	USD	620.00	USD	2,622	(7,475)
Medtronic PLC	95	01/17/25	USD	90.00	USD	759	(190)
Merck & Co., Inc.	158	01/17/25	USD	105.00	USD	1,572	(6,557)
Merus NV	43	01/17/25	USD	55.00	USD	181	(1,720)
Mettler-Toledo International, Inc.	4	01/17/25	USD	1,320.00	USD	489	(2,020)
Natera, Inc.	105	01/17/25	USD	165.00	USD	1,662	(69,300)
Neurocrine Biosciences, Inc.	22	01/17/25	USD	130.00	USD	300	(17,600)

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Novocure Ltd.	55	01/17/25	USD	35.00	USD	164	$ (1,375)
Nurix Therapeutics, Inc.	57	01/17/25	USD	30.00	USD	107	(18,810)
Nuvalent, Inc., Class A	53	01/17/25	USD	100.00	USD	415	(25,970)
Penumbra, Inc.	23	01/17/25	USD	250.00	USD	546	(7,303)
Pfizer, Inc.	428	01/17/25	USD	26.00	USD	1,135	(37,236)
PTC Therapeutics, Inc.	38	01/17/25	USD	45.00	USD	172	(11,685)
Quest Diagnostics, Inc.	43	01/17/25	USD	155.00	USD	649	(3,763)
Regeneron Pharmaceuticals, Inc.	28	01/17/25	USD	840.00	USD	1,995	(7,910)
Repligen Corp.	21	01/17/25	USD	140.00	USD	302	(17,115)
REVOLUTION Medicines, Inc.	27	01/17/25	USD	65.00	USD	118	(12,960)
Rhythm Pharmaceuticals, Inc.	84	01/17/25	USD	60.00	USD	470	(9,660)
Rocket Pharmaceuticals, Inc.	34	01/17/25	USD	20.00	USD	43	(680)
Scholar Rock Holding Corp.	65	01/17/25	USD	45.00	USD	281	(14,787)
Structure Therapeutics, Inc., ADR	27	01/17/25	USD	45.00	USD	73	(810)
Stryker Corp.	126	01/17/25	USD	390.00	USD	4,537	(1,575)
Thermo Fisher Scientific, Inc.	46	01/17/25	USD	540.00	USD	2,393	(14,145)
Ultragenyx Pharmaceutical, Inc.	54	01/17/25	USD	55.00	USD	227	(3,780)
Vaxcyte, Inc.	60	01/17/25	USD	105.00	USD	491	(4,500)
Vertex Pharmaceuticals, Inc.	34	01/17/25	USD	490.00	USD	1,369	(4,760)
Viking Therapeutics, Inc.	34	01/17/25	USD	55.00	USD	137	(1,615)
WaVe Life Sciences Ltd.	36	01/17/25	USD	17.50	USD	45	(720)
West Pharmaceutical Services, Inc.	18	01/17/25	USD	340.00	USD	590	(5,400)
Xenon Pharmaceuticals, Inc.	22	01/17/25	USD	42.50	USD	86	(2,200)
Zoetis, Inc., Class A	151	01/17/25	USD	185.00	USD	2,460	(3,775)
Abbott Laboratories	192	01/24/25	USD	118.00	USD	2,172	(14,880)
Align Technology, Inc.	11	01/24/25	USD	235.00	USD	229	(1,348)
Biogen, Inc.	67	01/24/25	USD	150.45	USD	1,025	(46,277)
Dexcom, Inc.	77	01/24/25	USD	81.00	USD	599	(20,790)
Gilead Sciences, Inc.	149	01/24/25	USD	93.00	USD	1,376	(28,906)
Johnson & Johnson	158	01/24/25	USD	150.00	USD	2,285	(17,696)
Merck & Co., Inc.	157	01/24/25	USD	103.00	USD	1,562	(28,966)
Pfizer, Inc.	407	01/24/25	USD	27.00	USD	1,080	(15,466)
Sarepta Therapeutics, Inc.	51	01/24/25	USD	130.00	USD	620	(18,487)
Thermo Fisher Scientific, Inc.	69	01/24/25	USD	550.00	USD	3,590	(29,152)
Amgen, Inc.	99	01/31/25	USD	285.00	USD	2,580	(7,623)
Boston Scientific Corp.	557	01/31/25	USD	90.00	USD	4,975	(185,202)
Danaher Corp.	91	01/31/25	USD	245.00	USD	2,089	(20,020)
Humana, Inc.	23	01/31/25	USD	295.00	USD	584	(9,545)
Intuitive Surgical, Inc.	61	01/31/25	USD	540.00	USD	3,184	(96,075)
Medtronic PLC	68	01/31/25	USD	84.00	USD	543	(2,176)
Vertex Pharmaceuticals, Inc.	73	01/31/25	USD	420.00	USD	2,940	(39,420)
Becton Dickinson & Co.	91	02/05/25	USD	233.94	USD	2,065	(22,957)
Boston Scientific Corp.	562	02/07/25	USD	93.00	USD	5,020	(87,110)
Penumbra, Inc.	22	02/07/25	USD	248.00	USD	522	(17,193)
AbbVie, Inc.	248	02/21/25	USD	185.00	USD	4,407	(76,756)
Alnylam Pharmaceuticals, Inc.	67	02/21/25	USD	259.00	USD	1,577	(32,304)
Argenx SE, ADR	30	02/21/25	USD	640.00	USD	1,845	(58,500)
BioMarin Pharmaceutical, Inc.	40	02/21/25	USD	71.25	USD	263	(5,197)
BioNTech SE, ADR	15	02/21/25	USD	125.00	USD	171	(5,850)
Bio-Techne Corp.	23	02/21/25	USD	75.00	USD	166	(7,590)
Bridgebio Pharma, Inc.	32	02/21/25	USD	30.00	USD	88	(4,560)
Cencora, Inc.	39	02/21/25	USD	240.00	USD	876	(9,653)
Edwards Lifesciences Corp.	154	02/21/25	USD	82.50	USD	1,140	(17,325)
Elevance Health, Inc.	12	02/21/25	USD	389.00	USD	443	(14,101)
Eli Lilly & Co.	179	02/21/25	USD	870.00	USD	13,819	(228,225)
Exact Sciences Corp.	83	02/21/25	USD	70.00	USD	466	(10,790)
Glaukos Corp.	13	02/21/25	USD	155.00	USD	195	(9,945)
Guardant Health, Inc.	46	02/21/25	USD	34.00	USD	141	(6,555)
IDEXX Laboratories, Inc.	13	02/21/25	USD	440.00	USD	537	(15,470)
Inari Medical, Inc.	13	02/21/25	USD	65.00	USD	66	(1,820)
Insmed, Inc.	86	02/21/25	USD	77.50	USD	594	(21,930)
Inspire Medical Systems, Inc.	10	02/21/25	USD	220.00	USD	185	(6,200)
Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Intuitive Surgical, Inc.	65	02/21/25	USD	555.00	USD	3,393	$ (80,925)
Labcorp Holdings, Inc.	12	02/21/25	USD	240.00	USD	275	(5,040)
Medtronic PLC	41	02/21/25	USD	85.00	USD	328	(3,014)
Neurocrine Biosciences, Inc.	41	02/21/25	USD	145.00	USD	560	(9,635)
Nuvalent, Inc., Class A	54	02/21/25	USD	90.00	USD	423	(6,210)
PTC Therapeutics, Inc.	37	02/21/25	USD	45.00	USD	167	(13,875)
Repligen Corp.	31	02/21/25	USD	165.00	USD	446	(12,632)
REVOLUTION Medicines, Inc.	14	02/21/25	USD	44.00	USD	61	(4,305)
Rhythm Pharmaceuticals, Inc.	103	02/21/25	USD	60.00	USD	577	(29,612)
STERIS PLC	36	02/21/25	USD	220.00	USD	740	(11,610)
Structure Therapeutics, Inc., ADR	27	02/21/25	USD	35.00	USD	73	(1,688)
Stryker Corp.	59	02/21/25	USD	370.00	USD	2,124	(50,740)
Waters Corp.	55	02/21/25	USD	380.00	USD	2,040	(79,475)
WaVe Life Sciences Ltd.	36	02/21/25	USD	15.51	USD	45	(1,717)
West Pharmaceutical Services, Inc.	20	02/21/25	USD	350.00	USD	655	(18,900)
Xenon Pharmaceuticals, Inc.	55	02/21/25	USD	44.50	USD	216	(18,342)
							$ (2,675,338)
OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Denali Therapeutics, Inc.	Citibank N.A.	6,700	01/06/25	USD	29.81	USD	137	$ (4)
Zealand Pharma A/S	Bank of America N.A.	3,000	01/09/25	DKK	874.12	DKK	2,148	(2)
AstraZeneca PLC	Bank of America N.A.	6,400	01/14/25	GBP	107.15	GBP	667	(7,530)
Sanofi SA	BNP Paribas SA	5,400	01/14/25	EUR	96.64	EUR	507	(1,994)
AstraZeneca PLC	Citibank N.A.	3,300	01/16/25	GBP	103.59	GBP	344	(11,449)
Zealand Pharma A/S	Bank of America N.A.	300	01/16/25	DKK	753.50	DKK	215	(408)
Sanofi SA	Goldman Sachs International	11,500	01/22/25	EUR	92.07	EUR	1,079	(32,352)
Daiichi Sankyo Co. Ltd.	Citibank N.A.	13,200	02/04/25	JPY	4,403.80	JPY	57,446	(13,224)
Roche Holding AG	BNP Paribas SA	5,300	02/06/25	CHF	253.66	CHF	1,354	(41,338)
UCB SA	Citibank N.A.	3,200	02/06/25	EUR	188.50	EUR	615	(38,462)
								$ (146,763)
Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (5,345,930)	$ 2,859,538	$ (335,709)	$ (2,822,101)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 2,822,101	$ —	$ —	$ —	$ 2,822,101

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Health Sciences Trust (BME)

For the period ended December 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased (a)	$ —	$ —	$ (6,226)	$ —	$ —	$ —	$ (6,226)
Options written	—	—	(7,907,613)	—	—	—	(7,907,613)
	$ —	$ —	$ (7,913,839)	$ —	$ —	$ —	$ (7,913,839)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ 5,003,236	$ —	$ —	$ —	$ 5,003,236

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$ — (a)
Average value of option contracts written	5,489,276

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 2,822,101
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	2,822,101
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,675,338)
Total derivative assets and liabilities subject to an MNA	$ —	$ 146,763
The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the
Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$ 7,940	$ —	$ —	$ —	$ 7,940
BNP Paribas SA	43,332	—	—	—	43,332
Citibank N.A.	63,139	—	(39,372)	—	23,767
Goldman Sachs International	32,352	—	—	—	32,352
	$ 146,763	$ —	$ (39,372)	$ —	$ 107,391

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)
Net amount represents the net amount payable due to the counterparty in the event of default.  Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Health Sciences Trust (BME)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust
’
s financial instruments into major categories
is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$ 140,054,580	$ 845,438	$ —	$ 140,900,018
Capital Markets	646,065	—	—	646,065
Health Care Equipment & Supplies	161,711,575	—	178,690	161,890,265
Health Care Providers & Services	53,798,058	—	—	53,798,058
Life Sciences Tools & Services	52,897,707	—	—	52,897,707
Pharmaceuticals	93,783,298	15,664,782	—	109,448,080
Corporate Bonds	—	—	108,838	108,838
Other Interests	—	—	60,020	60,020
Preferred Securities
Preferred Stocks	—	—	3,501,508	3,501,508
Rights	—	—	42,669	42,669
Warrants	950	—	33,440	34,390
Short-Term Securities
Money Market Funds	26,552,753	—	—	26,552,753
	$ 529,444,986	$ 16,510,220	$ 3,925,165	$ 549,880,371
Derivative Financial Instruments (a)
Liabilities
Equity Contracts	$ (2,511,494)	$ (310,607)	$ —	$ (2,822,101)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
December 31, 2024
BlackRock Innovation and Growth Term Trust (BIGZ)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 5.7%
Axon Enterprise, Inc. (a)(b)(c)	117,375	$ 69,758,310
HEICO Corp.	136,452	32,440,098
		102,198,408
Air Freight & Logistics — 0.4%
GXO Logistics, Inc. (c)(d)	171,952	7,479,912
Automobile Components — 0.5%
Fox Factory Holding Corp. (c)	313,368	9,485,649
Biotechnology (c) — 1.6%
Halozyme Therapeutics, Inc.	146,673	7,012,436
Natera, Inc.	138,728	21,960,643
		28,973,079
Building Products — 1.7%
AZEK Co., Inc., Class A (c)	634,963	30,141,694
Capital Markets — 4.9%
TPG, Inc., Class A	666,226	41,865,642
Tradeweb Markets, Inc., Class A (b)	343,776	45,007,154
		86,872,796
Construction & Engineering — 2.6%
Comfort Systems USA, Inc.	110,064	46,673,740
Diversified Consumer Services (c) — 2.1%
Duolingo, Inc., Class A	63,181	20,485,176
Grammarly, Inc., (Acquired 11/17/21, Cost: $26,250,012) (e)(f)	1,001,454	16,153,453
		36,638,629
Electrical Equipment — 3.4%
Vertiv Holdings Co., Class A (a)(b)	537,870	61,107,411
Electronic Equipment, Instruments & Components — 1.3%
Coherent Corp. (c)	253,650	24,028,265
Entertainment — 2.6%
Liberty Media Corp.-Liberty Formula One, Class C (c)	495,135	45,879,209
Financial Services — 1.3%
Affirm Holdings, Inc., Class A (c)	390,474	23,779,867
Food Products — 1.2%
Freshpet, Inc. (c)	140,042	20,741,621
Ground Transportation — 2.3%
Saia, Inc. (c)	89,902	40,971,038
Health Care Equipment & Supplies (c) — 3.7%
Align Technology, Inc.	153,354	31,975,843
Masimo Corp.	202,454	33,465,646
		65,441,489
Health Care Providers & Services — 0.5%
Surgery Partners, Inc. (c)(d)	438,226	9,277,244
Hotels, Restaurants & Leisure (c) — 4.3%
DraftKings, Inc., Class A	1,044,743	38,864,440
Planet Fitness, Inc., Class A (b)	377,719	37,345,077
		76,209,517
Industrial REITs — 0.1%
Innovative Industrial Properties, Inc.	11,558	770,225
Rexford Industrial Realty, Inc.	11,967	462,644
		1,232,869
Security	Shares	Value
Interactive Media & Services (c) — 2.3%
Patreon, Inc., (Acquired 08/19/21, Cost: $11,732,736) (e)(f)	208,333	$ 5,754,157
Pinterest, Inc., Class A	123,002	3,567,058
Reddit, Inc., Class A	189,290	30,937,558
		40,258,773
IT Services (c) — 2.6%
Globant SA	92,517	19,837,495
MongoDB, Inc., Class A	80,348	18,705,818
Teya Services Ltd., Series C, (Acquired 11/16/21, Cost: $49,999,974) (e)(f)	25,742	8,675,311
		47,218,624
Life Sciences Tools & Services — 3.0%
Bio-Techne Corp.	16,316	1,175,241
Repligen Corp. (c)	139,818	20,125,403
West Pharmaceutical Services, Inc.	97,993	32,098,587
		53,399,231
Machinery — 0.5%
AutoStore Holdings Ltd. (c)(d)(g)	8,612,661	8,438,564
Pharmaceuticals — 1.5%
Galderma Group AG (c)	234,159	25,966,351
Real Estate Management & Development — 2.2%
CoStar Group, Inc. (c)	558,897	40,011,436
Semiconductors & Semiconductor Equipment — 9.1%
ASM International NV	55,544	32,114,714
Astera Labs, Inc. (c)	214,049	28,350,790
BE Semiconductor Industries NV	192,304	26,358,750
Credo Technology Group Holding Ltd. (c)	445,081	29,913,894
Entegris, Inc. (b)	353,478	35,015,531
Monolithic Power Systems, Inc. (a)	18,170	10,751,189
		162,504,868
Software — 10.0%
Aspen Technology, Inc. (c)	32,704	8,163,900
Bentley Systems, Inc., Class B (d)	521,406	24,349,660
Confluent, Inc., Class A (c)	1,093,043	30,561,482
CyberArk Software Ltd. (c)	54,242	18,070,722
Gitlab, Inc., Class A (c)	319,546	18,006,417
Guidewire Software, Inc. (c)	105,741	17,825,818
JFrog Ltd. (c)	116,727	3,432,941
Manhattan Associates, Inc. (c)	58,476	15,802,554
PTC, Inc. (c)(d)	70,615	12,983,980
SiteMinder Ltd. (c)	3,228,034	12,053,475
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $2,999,997) (c)(e)(f)	199,738	2,011,362
Snyk Ltd., Ordinary Shares, (Acquired 09/02/21, Cost: $25,961,537) (e)(f)	1,809,860	15,691,486
		178,953,797
Specialty Retail (c) — 2.1%
Carvana Co., Class A	101,456	20,632,092
Floor & Decor Holdings, Inc., Class A (d)	164,932	16,443,721
		37,075,813
Technology Hardware, Storage & Peripherals — 1.5%
Pure Storage, Inc., Class A (c)	434,364	26,682,981
Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Innovation and Growth Term Trust (BIGZ)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Textiles, Apparel & Luxury Goods — 2.6%
Brunello Cucinelli SpA	237,493	$ 25,943,561
On Holding AG, Class A (c)	378,477	20,729,185
		46,672,746
Trading Companies & Distributors — 0.7%
Core & Main, Inc., Class A (c)	258,028	13,136,205
Total Common Stocks — 78.3% (Cost: $1,214,338,592)		1,397,451,826
Preferred Securities
Preferred Stocks — 22.1% (e)(f)
Aerospace & Defense — 0.1%
SkySafe, Inc., Series B, (Acquired 12/02/21, Cost: $4,999,999) (c)	909,438	1,136,797
Automobile Components — 0.1%
Relativity Space, Inc., Series E, (Acquired 05/27/21, Cost: $50,000,009) (c)	2,189,612	1,926,858
Capital Markets (c) — 2.6%
Anchor Labs, Inc., Series D, (Acquired 11/24/21, Cost: $9,999,995)	428,785	3,554,628
The Production Board LLC, Series A3, (Acquired 06/04/21, Cost: $50,000,001)	16,666,667	25,833,334
Varo Money, Inc., Series E, (Acquired 08/27/21, Cost: $40,000,001)	4,316,904	16,447,404
		45,835,366
Diversified Consumer Services — 0.3%
Grammarly, Inc., Series 3, (Acquired 11/17/21, Cost: $8,750,004) (c)	333,818	5,384,484
Diversified Telecommunication Services — 0.5%
Discord, Inc., Series I, (Acquired 09/13/21, Cost: $17,999,912) (c)	32,690	8,287,569
Entertainment — 0.4%
Under Canvas, Inc., Class A, (Acquired 08/19/21, Cost: $49,999,983) (c)	2,172,486	7,734,050
Food Products — 0.3%
Motif Food Works, Inc., Series B, (Acquired 06/08/21, Cost: $34,005,758) (c)	1,972,240	5,212,039
Hotels, Restaurants & Leisure (c) — 2.1%
Dapper Labs, Inc., Series 7, (Acquired 07/20/21, Cost: $29,999,946)	191,067	2,468,586
Underdog Sports, Inc., Series B, (Acquired 01/11/22, Cost: $14,999,974)	291,061	35,177,632
		37,646,218
Security	Shares	Value
Interactive Media & Services — 0.6%
Patreon, Inc., Series D, (Acquired 07/14/21, Cost: $23,333,352) (c)	416,667	$ 11,508,342
IT Services (c) — 2.4%
Via Transportation, Inc., Series G, (Acquired 11/05/21, Cost: $24,999,974)	549,357	33,928,288
Wagestream Holdings Ltd., Series C, (Acquired 02/11/22, Cost: $10,024,684)	762,746	8,517,543
		42,445,831
Semiconductors & Semiconductor Equipment (c) — 3.7%
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $39,999,990)	1,525,192	58,140,319
Rivos, Inc., Series A1, (Acquired 12/03/21, Cost: $7,996,292)	2,997,684	7,823,955
		65,964,274
Software — 7.2%
AnyRoad, Inc., Series B, (Acquired 12/07/21, Cost: $14,999,995) (c)	2,745,894	8,567,189
Bolt Financial, Inc., Series E, (Acquired 01/18/22, Cost: $44,999,983) (c)	898,024	10,794,249
Deepgram, Inc., Series B, (Acquired 10/22/21, Cost: $11,999,997) (c)	2,165,400	20,571,300
Dragos, Inc., Series D, (Acquired 09/28/21, Cost: $39,999,959) (c)	900,760	29,842,179
Genesys Cloud Services, Inc., (Acquired 11/24/21, Cost: $30,000,101)	4,651,163	16,465,117
Open Space Labs, Inc., Series D, (Acquired 01/31/22, Cost: $15,000,003) (c)	1,687,916	12,794,403
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $10,999,993) (c)	732,373	7,374,996
Snyk Ltd., Series F, (Acquired 09/02/21, Cost: $24,038,470) (c)	1,685,092	14,609,748
Validere Technologies, Inc., Series B, (Acquired 10/21/21, Cost: $10,000,000) (c)	4,684,060	8,431,308
		129,450,489
Specialty Retail — 0.1%
Super73, Inc., Series C-1, (Acquired 10/25/22, Cost: $12,000,000) (c)	1,400,669	2,549,218

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Innovation and Growth Term Trust (BIGZ)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Wireless Telecommunication Services — 1.7%
Loft Orbital Solutions, Inc., Series B, (Acquired 10/14/21, Cost: $24,999,992) (c)	1,365,305	$ 29,681,731
		394,763,266
Total Preferred Securities — 22.1% (Cost: $656,148,367)		394,763,266
Total Long-Term Investments — 100.4% (Cost: $1,870,486,959)		1,792,215,092
Short-Term Securities
Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.63% (h)(i)(j)	14,260,840	14,267,970
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.36% (h)(i)	2,002,846	2,002,846
Total Short-Term Securities — 0.9% (Cost: $16,270,379)		16,270,816
Total Investments Before Options Written — 101.3% (Cost: $1,886,757,338)		1,808,485,908
Options Written — (0.3)% (Premiums Received: $(10,409,882))		(6,220,791)
Total Investments, Net of Options Written — 101.0% (Cost: $1,876,347,456)		1,802,265,117
Liabilities in Excess of Other Assets — (1.0)%		(17,303,702)
Net Assets — 100.0%		$ 1,784,961,415

(a)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Non-income producing security.
(d)	All or a portion of this security is on loan.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $443,049,035, representing 24.8% of its net assets as of period end, and an original cost of $773,092,623.

(g)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of
1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/24	Shares Held at 12/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ —	$ 14,260,657 (a)	$ —	$ 6,876	$ 437	$ 14,267,970	14,260,840	$ 38,936 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	326,227	1,676,619 (a)	—	—	—	2,002,846	2,002,846	274,103	—
SL Liquidity Series, LLC, Money Market Series (c)	20,505,005	—	(20,506,863) (a)	3,019	(1,161)	—	—	14,373 (b)	—
				$ 9,895	$ (724)	$ 16,270,816		$ 327,412	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.
Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Coherent Corp.	45	01/03/25	USD	108.00	USD	426	$ (1,125)
On Holding AG, Class A	120	01/10/25	USD	59.00	USD	657	(3,120)
Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Innovation and Growth Term Trust (BIGZ)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Vertiv Holdings Co., Class A	657	01/10/25	USD	150.00	USD	7,464	$ (42,705)
Affirm Holdings, Inc., Class A	111	01/17/25	USD	70.00	USD	676	(9,491)
Align Technology, Inc.	63	01/17/25	USD	250.00	USD	1,314	(1,260)
Align Technology, Inc.	10	01/17/25	USD	260.00	USD	209	(350)
Aspen Technology, Inc.	21	01/17/25	USD	250.00	USD	524	(9,398)
Astera Labs, Inc.	189	01/17/25	USD	125.00	USD	2,503	(228,690)
Axon Enterprise, Inc.	55	01/17/25	USD	610.00	USD	3,269	(67,650)
Axon Enterprise, Inc.	150	01/17/25	USD	640.00	USD	8,915	(68,250)
AZEK Co., Inc., Class A	505	01/17/25	USD	60.00	USD	2,397	(25,250)
AZEK Co., Inc., Class A	528	01/17/25	USD	55.00	USD	2,506	(7,920)
Bentley Systems, Inc., Class B	848	01/17/25	USD	50.00	USD	3,960	(19,080)
Carvana Co., Class A	78	01/17/25	USD	260.00	USD	1,586	(6,903)
Comfort Systems USA, Inc.	110	01/17/25	USD	470.00	USD	4,665	(29,150)
Confluent, Inc., Class A	748	01/17/25	USD	29.00	USD	2,091	(44,880)
Core & Main, Inc., Class A	420	01/17/25	USD	52.50	USD	2,138	(68,250)
CoStar Group, Inc.	400	01/17/25	USD	80.00	USD	2,864	(6,000)
Credo Technology Group Holding Ltd.	325	01/17/25	USD	55.00	USD	2,184	(414,375)
CyberArk Software Ltd.	38	01/17/25	USD	310.00	USD	1,266	(100,700)
DraftKings, Inc., Class A	400	01/17/25	USD	42.00	USD	1,488	(5,200)
Duolingo, Inc., Class A	51	01/17/25	USD	350.00	USD	1,654	(20,145)
Entegris, Inc.	170	01/17/25	USD	115.00	USD	1,684	(2,550)
Floor & Decor Holdings, Inc., Class A	100	01/17/25	USD	115.00	USD	997	(2,750)
Fox Factory Holding Corp.	235	01/17/25	USD	35.50	USD	711	(3,064)
Fox Factory Holding Corp.	275	01/17/25	USD	32.00	USD	832	(17,505)
Freshpet, Inc.	114	01/17/25	USD	160.00	USD	1,688	(12,540)
Gitlab, Inc., Class A	170	01/17/25	USD	64.00	USD	958	(5,950)
Globant SA	44	01/17/25	USD	240.00	USD	943	(5,940)
Guidewire Software, Inc.	80	01/17/25	USD	180.00	USD	1,349	(8,600)
GXO Logistics, Inc.	167	01/17/25	USD	65.00	USD	726	(1,670)
Halozyme Therapeutics, Inc.	64	01/17/25	USD	50.00	USD	306	(5,440)
HEICO Corp.	109	01/17/25	USD	280.00	USD	2,591	(1,090)
Innovative Industrial Properties, Inc.	20	01/17/25	USD	115.00	USD	133	(100)
JFrog Ltd.	198	01/17/25	USD	35.00	USD	582	(2,970)
Liberty Media Corp.-Liberty Formula One, Class C	360	01/17/25	USD	85.00	USD	3,336	(293,400)
Manhattan Associates, Inc.	136	01/17/25	USD	290.00	USD	3,675	(16,660)
Masimo Corp.	127	01/17/25	USD	190.00	USD	2,099	(16,510)
MongoDB, Inc., Class A	94	01/17/25	USD	340.00	USD	2,188	(11,750)
Monolithic Power Systems, Inc.	18	01/17/25	USD	702.00	USD	1,065	(1,122)
Natera, Inc.	50	01/17/25	USD	175.00	USD	792	(16,000)
On Holding AG, Class A	341	01/17/25	USD	55.00	USD	1,868	(61,891)
Pinterest, Inc., Class A	784	01/17/25	USD	31.00	USD	2,274	(19,600)
Planet Fitness, Inc., Class A	310	01/17/25	USD	97.50	USD	3,065	(106,950)
PTC, Inc.	122	01/17/25	USD	190.00	USD	2,243	(24,095)
Pure Storage, Inc., Class A	40	01/17/25	USD	55.00	USD	246	(23,400)
Pure Storage, Inc., Class A	40	01/17/25	USD	60.00	USD	246	(10,700)
Saia, Inc.	56	01/17/25	USD	570.00	USD	2,552	(24,640)
Surgery Partners, Inc.	410	01/17/25	USD	22.50	USD	868	(65,600)
TPG, Inc., Class A	232	01/17/25	USD	71.21	USD	1,458	(13,929)
TPG, Inc., Class A	463	01/17/25	USD	65.00	USD	2,909	(38,197)
Tradeweb Markets, Inc., Class A	294	01/17/25	USD	130.00	USD	3,849	(99,960)
Vertiv Holdings Co., Class A	117	01/17/25	USD	160.00	USD	1,329	(585)
West Pharmaceutical Services, Inc.	58	01/17/25	USD	340.00	USD	1,900	(17,400)
Affirm Holdings, Inc., Class A	290	01/24/25	USD	75.00	USD	1,766	(17,110)
Align Technology, Inc.	176	01/24/25	USD	235.00	USD	3,670	(21,560)
Coherent Corp.	150	01/24/25	USD	113.00	USD	1,421	(9,375)
Gitlab, Inc., Class A	170	01/24/25	USD	65.00	USD	958	(5,525)
MongoDB, Inc., Class A	36	01/24/25	USD	320.00	USD	838	(2,700)
On Holding AG, Class A	87	01/24/25	USD	61.00	USD	476	(3,437)
Reddit, Inc., Class A	65	01/24/25	USD	185.00	USD	1,062	(26,325)
Vertiv Holdings Co., Class A	101	01/24/25	USD	129.00	USD	1,147	(12,120)
Affirm Holdings, Inc., Class A	111	01/31/25	USD	69.00	USD	676	(23,199)
DraftKings, Inc., Class A	431	01/31/25	USD	42.00	USD	1,603	(18,102)

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Innovation and Growth Term Trust (BIGZ)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
On Holding AG, Class A	120	01/31/25	USD	59.00	USD	657	$ (12,600)
Reddit, Inc., Class A	64	01/31/25	USD	195.00	USD	1,046	(24,736)
Comfort Systems USA, Inc.	69	02/05/25	USD	440.00	USD	2,926	(99,822)
Halozyme Therapeutics, Inc.	174	02/10/25	USD	50.25	USD	832	(29,956)
Astera Labs, Inc.	159	02/21/25	USD	152.58	USD	2,106	(99,784)
Bio-Techne Corp.	26	02/21/25	USD	75.00	USD	187	(8,580)
Carvana Co., Class A	87	02/21/25	USD	260.00	USD	1,769	(68,295)
Coherent Corp.	150	02/21/25	USD	120.00	USD	1,421	(28,500)
Confluent, Inc., Class A	1,132	02/21/25	USD	34.00	USD	3,165	(110,370)
Credo Technology Group Holding Ltd.	399	02/21/25	USD	80.00	USD	2,682	(105,735)
CyberArk Software Ltd.	38	02/21/25	USD	320.00	USD	1,266	(109,250)
DraftKings, Inc., Class A	370	02/21/25	USD	45.00	USD	1,376	(22,570)
Duolingo, Inc., Class A	51	02/21/25	USD	360.00	USD	1,654	(52,275)
Entegris, Inc.	405	02/21/25	USD	115.00	USD	4,012	(69,862)
Floor & Decor Holdings, Inc., Class A	170	02/21/25	USD	114.00	USD	1,695	(35,007)
Freshpet, Inc.	114	02/21/25	USD	150.00	USD	1,688	(66,690)
Gitlab, Inc., Class A	171	02/21/25	USD	67.50	USD	964	(11,543)
Guidewire Software, Inc.	80	02/21/25	USD	185.00	USD	1,349	(16,800)
GXO Logistics, Inc.	115	02/21/25	USD	50.00	USD	500	(6,325)
HEICO Corp.	113	02/21/25	USD	260.00	USD	2,686	(16,667)
Liberty Media Corp.-Liberty Formula One, Class C	446	02/21/25	USD	100.00	USD	4,133	(111,500)
Monolithic Power Systems, Inc.	50	02/21/25	USD	670.00	USD	2,959	(117,000)
Natera, Inc.	171	02/21/25	USD	185.00	USD	2,707	(97,470)
Pinterest, Inc., Class A	260	02/21/25	USD	33.00	USD	754	(26,780)
Planet Fitness, Inc., Class A	304	02/21/25	USD	110.00	USD	3,006	(35,720)
Pure Storage, Inc., Class A	173	02/21/25	USD	70.00	USD	1,063	(17,732)
Pure Storage, Inc., Class A	268	02/21/25	USD	75.00	USD	1,646	(13,400)
Reddit, Inc., Class A	179	02/21/25	USD	170.00	USD	2,926	(327,570)
Repligen Corp.	223	02/21/25	USD	165.00	USD	3,210	(90,872)
Saia, Inc.	90	02/21/25	USD	590.00	USD	4,102	(34,875)
TPG, Inc., Class A	370	02/21/25	USD	72.50	USD	2,325	(48,100)
Tradeweb Markets, Inc., Class A	257	02/21/25	USD	140.00	USD	3,365	(60,395)
West Pharmaceutical Services, Inc.	101	02/21/25	USD	350.00	USD	3,308	(95,445)
Globant SA	106	12/19/25	USD	230.00	USD	2,273	(292,560)
							$ (4,616,689)
OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SiteMinder Ltd.	UBS AG	115,400	01/07/25	AUD	6.98	AUD	696	$ (9)
AutoStore Holdings Ltd.	UBS AG	321,500	01/09/25	NOK	12.92	NOK	3,586	(149)
SiteMinder Ltd.	UBS AG	185,500	01/09/25	AUD	6.94	AUD	1,119	(75)
Surgery Partners, Inc.	Goldman Sachs International	30,900	01/09/25	USD	25.77	USD	654	(711)
Masimo Corp.	Citibank N.A.	20,200	01/10/25	USD	166.24	USD	3,339	(80,096)
Rexford Industrial Realty, Inc.	Citibank N.A.	1,000	01/13/25	USD	43.52	USD	39	(3)
Rexford Industrial Realty, Inc.	Goldman Sachs International	900	01/13/25	USD	41.30	USD	35	(65)
ASM International NV	Goldman Sachs International	5,600	01/14/25	EUR	554.95	EUR	3,126	(103,360)
AutoStore Holdings Ltd.	UBS AG	237,900	01/14/25	NOK	13.06	NOK	2,653	(313)
AutoStore Holdings Ltd.	Citibank N.A.	280,000	01/15/25	NOK	12.47	NOK	3,123	(1,260)
ASM International NV	Goldman Sachs International	3,900	01/16/25	EUR	524.74	EUR	2,177	(160,510)
Brunello Cucinelli SpA	Citibank N.A.	30,000	01/16/25	EUR	90.23	EUR	3,164	(475,209)
BE Semiconductor Industries NV	Goldman Sachs International	31,400	01/24/25	EUR	121.47	EUR	4,155	(424,033)
Galderma Group AG	Citibank N.A.	15,000	01/24/25	CHF	92.73	CHF	1,510	(137,881)
SiteMinder Ltd.	UBS AG	29,200	01/24/25	AUD	6.65	AUD	176	(759)
AutoStore Holdings Ltd.	Goldman Sachs International	562,800	01/28/25	NOK	12.54	NOK	6,253	(6,604)
Brunello Cucinelli SpA	Citibank N.A.	8,600	01/28/25	EUR	106.18	EUR	906	(22,368)
Galderma Group AG	Morgan Stanley & Co. International PLC	9,400	01/28/25	CHF	96.36	CHF	946	(53,966)
SiteMinder Ltd.	UBS AG	89,000	01/28/25	AUD	5.98	AUD	538	(15,082)
CoStar Group, Inc.	Barclays Bank PLC	50,900	01/29/25	USD	79.72	USD	3,644	(22,560)
Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Innovation and Growth Term Trust (BIGZ)

OTC Options Written (continued)
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Pure Storage, Inc., Class A	UBS AG	17,300	01/29/25	USD	66.25	USD	1,063	$ (17,452)
Aspen Technology, Inc.	Morgan Stanley & Co. International PLC	3,200	02/04/25	USD	252.93	USD	799	(13,394)
Galderma Group AG	Morgan Stanley & Co. International PLC	13,800	02/06/25	CHF	98.12	CHF	1,389	(62,999)
SiteMinder Ltd.	Goldman Sachs International	106,500	02/06/25	AUD	6.65	AUD	643	(5,244)
								$ (1,604,102)
Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (10,409,882)	$ 5,923,420	$ (1,734,329)	$ (6,220,791)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 6,220,791	$ —	$ —	$ —	$ 6,220,791
For the period ended December 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased (a)	$ —	$ —	$ (703)	$ —	$ —	$ —	$ (703)
Options written	—	—	(13,094,737)	—	—	—	(13,094,737)
	$ —	$ —	$ (13,095,440)	$ —	$ —	$ —	$ (13,095,440)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ 12,830,161	$ —	$ —	$ —	$ 12,830,161

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$ — (a)
Average value of option contracts written	9,265,650

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Innovation and Growth Term Trust (BIGZ)

Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 6,220,791
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	6,220,791
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(4,616,689)
Total derivative assets and liabilities subject to an MNA	$ —	$ 1,604,102
The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the
Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (c)
Barclays Bank PLC	$ 22,560	$ —	$ —	$ —	$ 22,560
Citibank N.A.	716,817	—	(716,817)	—	—
Goldman Sachs International	700,527	—	(700,527)	—	—
Morgan Stanley & Co. International PLC	130,359	—	—	—	130,359
UBS AG	33,839	—	(33,839)	—	—
	$ 1,604,102	$ —	$ (1,451,183)	$ —	$ 152,919

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)
Net amount represents the net amount payable due to the counterparty in the event of default.  Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust
’
s financial instruments into major categories
is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$ 102,198,408	$ —	$ —	$ 102,198,408
Air Freight & Logistics	7,479,912	—	—	7,479,912
Automobile Components	9,485,649	—	—	9,485,649
Biotechnology	28,973,079	—	—	28,973,079
Building Products	30,141,694	—	—	30,141,694
Capital Markets	86,872,796	—	—	86,872,796
Construction & Engineering	46,673,740	—	—	46,673,740
Diversified Consumer Services	20,485,176	—	16,153,453	36,638,629
Electrical Equipment	61,107,411	—	—	61,107,411
Electronic Equipment, Instruments & Components	24,028,265	—	—	24,028,265
Entertainment	45,879,209	—	—	45,879,209
Financial Services	23,779,867	—	—	23,779,867
Food Products	20,741,621	—	—	20,741,621
Ground Transportation	40,971,038	—	—	40,971,038
Health Care Equipment & Supplies	65,441,489	—	—	65,441,489
Health Care Providers & Services	9,277,244	—	—	9,277,244
Hotels, Restaurants & Leisure	76,209,517	—	—	76,209,517
Industrial REITs	1,232,869	—	—	1,232,869
Interactive Media & Services	34,504,616	—	5,754,157	40,258,773
IT Services	38,543,313	—	8,675,311	47,218,624
Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Innovation and Growth Term Trust (BIGZ)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Life Sciences Tools & Services	$ 53,399,231	$ —	$ —	$ 53,399,231
Machinery	—	8,438,564	—	8,438,564
Pharmaceuticals	25,966,351	—	—	25,966,351
Real Estate Management & Development	40,011,436	—	—	40,011,436
Semiconductors & Semiconductor Equipment	104,031,404	58,473,464	—	162,504,868
Software	149,197,474	12,053,475	17,702,848	178,953,797
Specialty Retail	37,075,813	—	—	37,075,813
Technology Hardware, Storage & Peripherals	26,682,981	—	—	26,682,981
Textiles, Apparel & Luxury Goods	20,729,185	25,943,561	—	46,672,746
Trading Companies & Distributors	13,136,205	—	—	13,136,205
Preferred Securities
Preferred Stocks	—	—	394,763,266	394,763,266
Short-Term Securities
Money Market Funds	16,270,816	—	—	16,270,816
	$ 1,260,527,809	$ 104,909,064	$ 443,049,035	$ 1,808,485,908
Derivative Financial Instruments (a)
Liabilities
Equity Contracts	$ (4,316,500)	$ (1,904,291)	$ —	$ (6,220,791)

(a)	Derivative financial instruments are options written. Options written are shown at value.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets
Opening balance, as of December 31, 2023	$ 71,905,711	$ 441,207,138	$ 513,112,849
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	(50,000,000)	—	(50,000,000)
Net change in unrealized appreciation (depreciation) (a)(b)	26,380,058	(40,449,642)	(14,069,584)
Purchases	—	—	—
Sales	—	(5,994,230)	(5,994,230)
Closing balance, as of December 31, 2024	$ 48,285,769	$ 394,763,266	$ 443,049,035
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2024 (b)	$ (7,380,687)	$ (40,449,642)	$ (47,830,329)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2024 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to
determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$ 48,285,769	Market	Revenue Multiple	7.50x - 21.00x	14.36x
			Gross Profit Multiple	10.00x	—

Preferred Stocks	394,763,266	Market	Revenue Multiple	0.95x - 21.00x	9.54x
			Time to Exit	0.5 - 5.0 years	2.7 years

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Innovation and Growth Term Trust (BIGZ)

Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
		Volatility	40% - 95%	67%
		Market Adjustment Multiple	0.45x - 1.80x	1.37x
$ 443,049,035

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
See notes to financial statements.
Schedule of Investments

Schedule of Investments
December 31, 2024
BlackRock Resources & Commodities Strategy Trust (BCX)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Chemicals — 10.0%
CF Industries Holdings, Inc. (a)(b)	228,992	$ 19,537,597
Corteva, Inc.	481,571	27,430,284
Nutrien Ltd.	662,393	29,642,087
		76,609,968
Construction Materials — 1.8%
CRH PLC	151,377	14,005,400
Containers & Packaging — 12.1%
Avery Dennison Corp.	81,741	15,296,193
DS Smith PLC	943,072	6,378,283
Graphic Packaging Holding Co.	461,697	12,539,691
Packaging Corp. of America (b)	100,552	22,637,272
Smurfit WestRock PLC	670,121	36,092,717
		92,944,156
Energy Equipment & Services — 1.4%
Saipem SpA (c)	4,175,579	10,922,212
Food Products — 2.0%
Bunge Global SA	92,787	7,215,117
Hofseth International, (Acquired 05/26/21, Cost: $10,198,056) (c)(d)(e)	18,993,283	8,642,867
		15,857,984
Metals & Mining — 33.1%
Anglo American Platinum Ltd.	116,507	3,514,288
Anglo American PLC	1,010,207	29,868,941
ArcelorMittal SA, ADR (f)	233,043	5,390,285
Barrick Gold Corp.	1,013,037	15,702,074
BHP Group Ltd., ADR	326,983	15,966,580
Cleveland-Cliffs, Inc. (c)	24,515	230,441
First Quantum Minerals Ltd. (c)	468,464	6,038,915
Freeport-McMoRan, Inc. (a)	434,063	16,529,119
Glencore PLC	6,786,410	29,888,543
Kinross Gold Corp.	650,270	6,028,003
Newmont Corp. (a)	245,647	9,142,981
Norsk Hydro ASA	4,859,786	26,732,120
Nucor Corp.	32,671	3,813,032
Polyus PJSC (c)(d)	104,732	9
Rio Tinto PLC	417,639	24,653,238
Teck Resources Ltd., Class B	358,340	14,523,520
U.S. Steel Corp.	125,324	4,259,763
Vale SA, ADR	793,951	7,042,345
Wheaton Precious Metals Corp.	627,429	35,286,607
		254,610,804
Oil, Gas & Consumable Fuels — 34.2%
Cameco Corp.	272,234	13,997,576
Canadian Natural Resources Ltd.	536,262	16,556,616
Cheniere Energy, Inc. (a)	57,424	12,338,695
ConocoPhillips (b)	155,494	15,420,340
Diamondback Energy, Inc.	39,974	6,548,940
Eni SpA	1,139,481	15,586,205
Exxon Mobil Corp. (b)	531,109	57,131,395
Gazprom PJSC (c)(d)	5,430,000	478
Hess Corp. (a)	102,564	13,642,038
Permian Resources Corp., Class A	325,298	4,677,785
Shell PLC, ADR (b)	1,053,693	66,013,866
TotalEnergies SE	614,992	34,264,190
Tourmaline Oil Corp.	139,607	6,460,508
		262,638,632
Security	Shares	Value
Paper & Forest Products — 1.1%
Mondi PLC	553,396	$ 8,238,758
Precious Woods Holding AG, Registered Shares (c)	20,000	110,187
		8,348,945
Total Common Stocks — 95.7% (Cost: $686,390,037)		735,938,101

	Par (000)
Corporate Bonds
Metals & Mining — 0.9%
Allied Gold Corp., 8.75%, 09/07/28 (g)(h)	$7,200	6,624,000
Total Corporate Bonds — 0.9% (Cost: $7,200,000)		6,624,000
Total Long-Term Investments — 96.6% (Cost: $693,590,037)		742,562,101

	Shares
Short-Term Securities
Money Market Funds — 4.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.63% (i)(j)(k)	1,846,362	1,847,286
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.36% (i)(j)	28,918,529	28,918,529
Total Short-Term Securities — 4.0% (Cost: $30,765,955)		30,765,815
Total Investments Before Options Written — 100.6% (Cost: $724,355,992)		773,327,916
Options Written — (0.4)% (Premiums Received: $(5,939,779))		(2,922,240)
Total Investments, Net of Options Written — 100.2% (Cost: $718,416,213)		770,405,676
Liabilities in Excess of Other Assets — (0.2)%		(1,838,661)
Net Assets — 100.0%		$ 768,567,015

(a)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $8,642,867, representing 1.1% of its net assets as of period end, and an original cost of $10,198,056.

(f)	All or a portion of this security is on loan.
(g)	Convertible security.
(h)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(i)	Affiliate of the Trust.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Resources & Commodities Strategy Trust (BCX)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of
1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/24	Shares Held at 12/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ —	$ 1,846,881 (a)	$ —	$ 545	$ (140)	$ 1,847,286	1,846,362	$ 6,907 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	14,160,077	14,758,452 (a)	—	—	—	28,918,529	28,918,529	997,798	—
SL Liquidity Series, LLC, Money Market Series (c)	6,150,469	—	(6,150,168) (a)	(800)	499	—	—	6,856 (b)	—
				$ (255)	$ 359	$ 30,765,815		$ 1,011,561	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.
Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Nucor Corp.	61	01/03/25	USD	150.00	USD	712	$ (305)
Teck Resources Ltd., Class B	309	01/03/25	USD	48.00	USD	1,252	(20,085)
ConocoPhillips	166	01/10/25	USD	109.00	USD	1,646	(1,494)
Diamondback Energy, Inc.	57	01/10/25	USD	185.00	USD	934	(855)
Exxon Mobil Corp.	288	01/10/25	USD	120.00	USD	3,098	(576)
Freeport-McMoRan, Inc.	930	01/10/25	USD	47.00	USD	3,541	(46,500)
Kinross Gold Corp.	1,180	01/10/25	USD	10.45	USD	1,094	(1,054)
Shell PLC, ADR	798	01/10/25	USD	67.00	USD	4,999	(3,990)
ArcelorMittal SA, ADR	105	01/17/25	USD	24.00	USD	243	(2,100)
Avery Dennison Corp.	180	01/17/25	USD	210.00	USD	3,368	(9,000)
Avery Dennison Corp.	122	01/17/25	USD	200.00	USD	2,283	(8,845)
BHP Group Ltd., ADR	1,012	01/17/25	USD	57.50	USD	4,942	(10,120)
Bunge Global SA	175	01/17/25	USD	92.50	USD	1,361	(3,500)
Canadian Natural Resources Ltd.	132	01/17/25	CAD	49.00	CAD	586	(551)
Cheniere Energy, Inc.	54	01/17/25	USD	200.00	USD	1,160	(87,210)
Cheniere Energy, Inc.	104	01/17/25	USD	210.00	USD	2,235	(82,160)
Corteva, Inc.	890	01/17/25	USD	60.00	USD	5,069	(26,700)
CRH PLC	205	01/17/25	USD	105.00	USD	1,897	(15,375)
Exxon Mobil Corp.	483	01/17/25	USD	125.00	USD	5,196	(1,449)
First Quantum Minerals Ltd.	725	01/17/25	CAD	21.00	CAD	1,343	(6,809)
Graphic Packaging Holding Co.	648	01/17/25	USD	30.00	USD	1,760	(16,200)
Hess Corp.	72	01/17/25	USD	150.00	USD	958	(1,800)
Nucor Corp.	88	01/17/25	USD	160.00	USD	1,027	(440)
Packaging Corp. of America	194	01/17/25	USD	240.00	USD	4,368	(36,860)
Permian Resources Corp., Class A	433	01/17/25	USD	15.20	USD	623	(21,333)
Shell PLC, ADR	511	01/17/25	USD	70.00	USD	3,201	(2,555)
Shell PLC, ADR	338	01/17/25	USD	67.50	USD	2,118	(3,380)
Smurfit WestRock PLC	700	01/17/25	USD	55.00	USD	3,770	(80,500)
Teck Resources Ltd., Class B	609	01/17/25	USD	49.00	USD	2,468	(11,266)
Tourmaline Oil Corp.	136	01/17/25	CAD	65.50	CAD	905	(18,828)
U.S. Steel Corp.	230	01/17/25	USD	40.00	USD	782	(60,030)
Vale SA, ADR	665	01/17/25	USD	10.00	USD	590	(1,663)
ArcelorMittal SA, ADR	192	01/24/25	USD	27.00	USD	444	(1,920)
Canadian Natural Resources Ltd.	926	01/24/25	CAD	45.50	CAD	4,110	(42,195)
ConocoPhillips	212	01/24/25	USD	108.00	USD	2,102	(6,784)
Diamondback Energy, Inc.	90	01/24/25	USD	175.00	USD	1,474	(11,250)
Exxon Mobil Corp.	400	01/24/25	USD	118.00	USD	4,303	(5,200)
Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Resources & Commodities Strategy Trust (BCX)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
First Quantum Minerals Ltd.	504	01/24/25	CAD	19.50	CAD	934	$ (19,109)
Hess Corp.	307	01/24/25	USD	130.00	USD	4,083	(135,080)
Shell PLC, ADR	929	01/24/25	USD	64.00	USD	5,820	(69,675)
Tourmaline Oil Corp.	244	01/24/25	CAD	62.00	CAD	1,623	(82,751)
U.S. Steel Corp.	230	01/24/25	USD	40.00	USD	782	(64,170)
Canadian Natural Resources Ltd.	926	01/31/25	CAD	45.50	CAD	4,110	(52,180)
ConocoPhillips	197	01/31/25	USD	101.00	USD	1,954	(38,809)
CRH PLC	355	01/31/25	USD	101.00	USD	3,284	(47,925)
Exxon Mobil Corp.	442	01/31/25	USD	112.00	USD	4,755	(60,554)
First Quantum Minerals Ltd.	504	01/31/25	CAD	19.50	CAD	934	(23,667)
Freeport-McMoRan, Inc.	676	01/31/25	USD	41.00	USD	2,574	(43,264)
Kinross Gold Corp.	1,225	01/31/25	USD	10.10	USD	1,136	(18,460)
Nucor Corp.	70	01/31/25	USD	135.00	USD	817	(4,375)
Shell PLC, ADR	528	01/31/25	USD	66.00	USD	3,308	(23,760)
Vale SA, ADR	1,136	01/31/25	USD	10.00	USD	1,008	(6,248)
Shell PLC, ADR	794	02/07/25	USD	64.00	USD	4,974	(132,995)
ArcelorMittal SA, ADR	565	02/21/25	USD	24.00	USD	1,307	(39,550)
BHP Group Ltd., ADR	197	02/21/25	USD	55.00	USD	962	(6,895)
Bunge Global SA	168	02/21/25	USD	85.25	USD	1,306	(13,454)
Cheniere Energy, Inc.	54	02/21/25	USD	220.00	USD	1,160	(32,130)
Corteva, Inc.	891	02/21/25	USD	60.00	USD	5,075	(120,285)
Exxon Mobil Corp.	352	02/21/25	USD	120.00	USD	3,786	(17,952)
Packaging Corp. of America	178	02/21/25	USD	239.81	USD	4,007	(45,347)
Permian Resources Corp., Class A	770	02/21/25	USD	15.00	USD	1,107	(38,500)
Teck Resources Ltd., Class B	582	02/21/25	USD	49.00	USD	2,359	(25,317)
Tourmaline Oil Corp.	136	02/21/25	CAD	65.50	CAD	905	(28,809)
Vale SA, ADR	1,136	02/21/25	USD	9.25	USD	1,008	(30,984)
							$ (1,873,127)
OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Rio Tinto PLC	Citibank N.A.	128,000	01/07/25	GBP	52.55	GBP	6,036	$ (336)
Anglo American PLC	Bank of America N.A.	228,600	01/09/25	GBP	23.44	GBP	5,399	(200,037)
DS Smith PLC	Goldman Sachs International	180,000	01/09/25	GBP	5.82	GBP	972	(394)
Eni SpA	Goldman Sachs International	217,500	01/09/25	EUR	14.43	EUR	2,872	(144)
Graphic Packaging Holding Co.	Barclays Bank PLC	106,000	01/09/25	USD	29.75	USD	2,879	(648)
Norsk Hydro ASA	UBS AG	458,800	01/09/25	NOK	67.95	NOK	28,728	(2,369)
Rio Tinto PLC	Bank of America N.A.	51,800	01/09/25	GBP	48.53	GBP	2,442	(12,125)
Glencore PLC	BNP Paribas SA	1,133,600	01/14/25	GBP	3.93	GBP	3,988	(3,562)
Saipem SpA	Bank of America N.A.	711,100	01/14/25	EUR	2.43	EUR	1,796	(81,393)
Mondi PLC	Bank of America N.A.	50,000	01/15/25	GBP	12.31	GBP	595	(4,869)
Saipem SpA	UBS AG	866,200	01/16/25	EUR	2.46	EUR	2,187	(87,706)
Smurfit WestRock PLC	Citibank N.A.	88,000	01/21/25	USD	53.25	USD	4,740	(179,088)
Glencore PLC	Citibank N.A.	817,400	01/22/25	GBP	3.84	GBP	2,876	(14,572)
TotalEnergies SE	Goldman Sachs International	151,500	01/22/25	EUR	54.70	EUR	8,149	(56,053)
Anglo American PLC	Morgan Stanley & Co. International PLC	145,000	01/24/25	GBP	27.32	GBP	3,425	(13,442)
DS Smith PLC	Goldman Sachs International	169,000	01/24/25	GBP	6.03	GBP	913	(1,126)
Eni SpA	UBS AG	204,300	01/24/25	EUR	13.91	EUR	2,698	(8,116)
Norsk Hydro ASA	Morgan Stanley & Co. International PLC	616,000	01/24/25	NOK	71.75	NOK	38,572	(16,161)
Glencore PLC	Bank of America N.A.	560,000	01/28/25	GBP	3.68	GBP	1,979	(39,189)
Mondi PLC	Goldman Sachs International	154,700	01/28/25	GBP	12.14	GBP	1,844	(38,040)
Norsk Hydro ASA	Morgan Stanley & Co. International PLC	723,300	01/28/25	NOK	66.57	NOK	45,235	(43,918)
TotalEnergies SE	Goldman Sachs International	76,000	01/28/25	EUR	54.27	EUR	4,056	(44,430)
Smurfit WestRock PLC	Citibank N.A.	90,000	02/14/25	USD	54.10	USD	4,847	(201,395)
								$ (1,049,113)

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Resources & Commodities Strategy Trust (BCX)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (5,939,779)	$ 3,390,355	$ (372,816)	$ (2,922,240)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 2,922,240	$ —	$ —	$ —	$ 2,922,240
For the period ended December 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased (a)	$ —	$ —	$ (134,442)	$ —	$ —	$ —	$ (134,442)
Options written	—	—	2,811,864	—	—	—	2,811,864
	$ —	$ —	$ 2,677,422	$ —	$ —	$ —	$ 2,677,422
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ 6,261,268	$ —	$ —	$ —	$ 6,261,268

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$ — (a)
Average value of option contracts written	8,357,934

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 2,922,240
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	2,922,240
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,873,127)
Total derivative assets and liabilities subject to an MNA	$ —	$ 1,049,113
The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the
Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$ 337,613	$ —	$ (337,613)	$ —	$ —
Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Resources & Commodities Strategy Trust (BCX)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (c)
Barclays Bank PLC	$ 648	$ —	$ (648)	$ —	$ —
BNP Paribas SA	3,562	—	—	—	3,562
Citibank N.A.	395,391	—	(395,391)	—	—
Goldman Sachs International	140,187	—	(140,187)	—	—
Morgan Stanley & Co. International PLC	73,521	—	(73,521)	—	—
UBS AG	98,191	—	—	—	98,191
	$ 1,049,113	$ —	$ (947,360)	$ —	$ 101,753

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)
Net amount represents the net amount payable due to the counterparty in the event of default.  Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust
’
s financial instruments into major categories
is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Chemicals	$ 76,609,968	$ —	$ —	$ 76,609,968
Construction Materials	14,005,400	—	—	14,005,400
Containers & Packaging	86,565,873	6,378,283	—	92,944,156
Energy Equipment & Services	—	10,922,212	—	10,922,212
Food Products	7,215,117	—	8,642,867	15,857,984
Metals & Mining	139,953,665	114,657,130	9	254,610,804
Oil, Gas & Consumable Fuels	212,787,759	49,850,395	478	262,638,632
Paper & Forest Products	—	8,348,945	—	8,348,945
Corporate Bonds	—	6,624,000	—	6,624,000
Short-Term Securities
Money Market Funds	30,765,815	—	—	30,765,815
	$ 567,903,597	$ 196,780,965	$ 8,643,354	$ 773,327,916
Derivative Financial Instruments (a)
Liabilities
Equity Contracts	$ (1,742,495)	$ (1,179,745)	$ —	$ (2,922,240)

(a)	Derivative financial instruments are options written. Options written are shown at value.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Common Stocks
Assets
Opening balance, as of December 31, 2023	$ 7,777,474
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation) (a)(b)	865,880

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Resources & Commodities Strategy Trust (BCX)

Common Stocks
Purchases	$ —
Sales	—
Closing balance, as of December 31, 2024	$ 8,643,354
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2024 (b)	$ 865,880

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2024 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to
determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $487. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$ 8,642,867	Market	EBITDA Multiple	11.50x	—

$ 8,642,867

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
See notes to financial statements.
Schedule of Investments

Consolidated Schedule of Investments
December 31, 2024
BlackRock Science and Technology Term Trust (BSTZ)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Automobiles — 2.5%
Tesla, Inc. (a)(b)	105,627	$ 42,656,408
Broadline Retail — 1.1%
MercadoLibre, Inc. (b)	10,574	17,980,452
Communications Equipment — 0.9%
Accton Technology Corp.	638,000	14,995,411
Construction & Engineering — 0.4%
Quanta Services, Inc.	22,780	7,199,619
Consumer Finance — 0.9%
Kaspi.KZ JSC, ADR	161,162	15,263,653
Diversified Consumer Services — 0.0%
Think & Learn Private Ltd., Class J-B, (Acquired 09/30/20, Cost: $7,113,729) (b)(c)(d)	4,651	—
Electrical Equipment — 0.9%
Vertiv Holdings Co., Class A	128,842	14,637,740
Electronic Equipment, Instruments & Components — 4.4%
Celestica, Inc. (b)	108,993	10,060,054
Coherent Corp. (b)	304,524	28,847,558
E Ink Holdings, Inc.	1,059,000	8,818,026
Fabrinet (b)(e)	64,395	14,159,172
Lotes Co. Ltd.	207,000	12,299,526
		74,184,336
Entertainment — 4.0%
Nintendo Co. Ltd.	204,000	11,881,320
Spotify Technology SA (b)	77,108	34,496,577
Take-Two Interactive Software, Inc. (b)	108,634	19,997,347
		66,375,244
Financial Services — 0.8%
Adyen NV (b)(f)	8,718	12,955,627
Industrial Conglomerates — 1.2%
Hitachi Ltd.	805,900	19,736,527
Interactive Media & Services — 3.1%
Reddit, Inc., Class A (b)(e)	317,633	51,913,937
IT Services — 5.7%
Automattic, Inc., Series E, (Acquired 02/03/21, Cost: $34,000,000) (b)(c)(d)	400,000	15,004,000
Cloudflare, Inc., Class A (b)	122,629	13,204,691
CNEX Labs, Inc., (Acquired 12/14/21, Cost: $5,699,998) (b)(c)(d)	1,161,804	12
Farmer ’ s Business Network, Inc. (b)(c)	361,834	958,860
Klarna Holdings AB, (Acquired 08/07/19, Cost: $23,354,996) (b)(c)(d)	86,839	43,443,557
MongoDB, Inc., Class A (b)	61,778	14,382,536
NEC Corp.	103,100	8,822,995
		95,816,651
Media — 0.8%
Informa PLC	1,276,984	12,736,124
Professional Services — 3.0%
Thomson Reuters Corp.	86,670	13,900,135
TransUnion	103,833	9,626,357
Wolters Kluwer NV, Class C	160,019	26,586,247
		50,112,739
Security	Shares	Value
Semiconductors & Semiconductor Equipment — 23.9%
ARM Holdings PLC, ADR (b)	115,482	$ 14,245,860
ASM International NV	27,327	15,800,065
Astera Labs, Inc. (b)(g)	539,061	71,398,629
Credo Technology Group Holding Ltd. (b)	806,482	54,203,655
Disco Corp.	44,200	11,725,262
eMemory Technology, Inc.	106,000	10,829,725
Marvell Technology, Inc.	279,976	30,923,349
Monolithic Power Systems, Inc.	18,081	10,698,528
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $7,000,000) (b)(c)(d)	10,189	—
NVIDIA Corp. (a)(g)	1,134,200	152,311,718
SK Hynix, Inc.	237,976	27,269,744
		399,406,535
Software (b) — 19.2%
AppLovin Corp., Class A	42,513	13,766,985
Atlassian Corp., Class A	59,175	14,402,011
Confluent, Inc., Class A	501,639	14,025,826
CyberArk Software Ltd.	66,898	22,287,069
Databricks, Inc., (Acquired 07/24/20, Cost: $5,501,686) (c)(d)	343,659	31,541,023
Datadog, Inc., Class A	83,198	11,888,162
DataRobot, Inc., (Acquired 03/01/21, Cost: $1,384,813) (c)(d)	92,093	186,028
Descartes Systems Group, Inc.	105,869	12,026,718
Elastic NV	119,727	11,862,551
Gitlab, Inc., Class A	301,279	16,977,072
Guidewire Software, Inc.	75,799	12,778,195
Manhattan Associates, Inc.	45,258	12,230,522
nCino, Inc. (e)	306,178	10,281,457
Palo Alto Networks, Inc.	62,085	11,296,987
Pony AI, Inc., ADR (e)	560,508	8,043,290
Q2 Holdings, Inc.	133,346	13,421,275
Samsara, Inc., Class A	375,536	16,407,168
SentinelOne, Inc., Class A	593,231	13,169,728
ServiceTitan, Inc.	40,362	4,152,039
Silvaco Group, Inc. (e)	287,994	2,326,992
SiteMinder Ltd.	2,707,952	10,111,489
Snorkel AI, Inc., (Acquired 10/13/20, Cost: $2,017,593) (c)(d)	500,250	5,037,518
Snyk Ltd., Ordinary Shares, (Acquired 11/02/20, Cost: $9,287,400) (c)(d)	1,267,643	10,990,465
Synopsys, Inc. (a)	50,159	24,345,172
Xero Ltd.	180,548	18,788,375
		322,344,117
Technology Hardware, Storage & Peripherals — 3.0%
Asia Vital Components Co. Ltd.	1,018,000	19,204,316
Pure Storage, Inc., Class A (b)	510,733	31,374,328
		50,578,644
Total Common Stocks — 75.8% (Cost: $726,242,008)		1,268,893,764
Preferred Securities
Preferred Stocks — 25.1% (b)(c)
Communications Equipment — 0.6%
Astranis Space Technologies Corp., Series C	775,515	9,934,347

2024
BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments
(continued)
December 31, 2024
BlackRock Science and Technology Term Trust (BSTZ)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Consumer Staples Distribution & Retail — 2.0%
GrubMarket, Inc., Series D, (Acquired 07/23/20, Cost: $8,000,001) (d)	1,762,969	$ 32,844,113
Diversified Consumer Services — 0.0%
Think & Learn Private Ltd., Series F, (Acquired 09/30/20, Cost: $14,251,080) (d)	4,920	—
Entertainment — 0.3%
ResearchGate GmbH, Series D, (Acquired 09/24/20, Cost: $6,999,988) (d)	424,688	4,548,409
Financial Services (d)(h) — 1.7%
Trumid Holdings LLC
Class J-A, (Acquired 07/24/20, Cost: $9,999,857)	20,154	14,589,884
Class J-B, (Acquired 07/24/20, Cost: $5,999,914)	20,154	14,589,883
		29,179,767
Interactive Media & Services — 1.6%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $16,961,509) (d)	150,113	27,125,419
IT Services (d) — 1.2%
Deep Instinct Ltd., Series D-2, (Acquired 03/19/21, Cost: $12,000,008)	1,974,374	8,529,296
TRAX Ltd.
(Acquired 09/12/19, Cost: $10,999,988)	293,333	6,916,792
(Acquired 02/18/21, Cost: $9,999,998)	191,806	4,522,785
		19,968,873
Professional Services — 0.5%
Rapyd Financial Network Ltd., Series E, (Acquired 03/31/21, Cost: $13,999,978) (d)	190,705	9,167,189
Semiconductors & Semiconductor Equipment (d) — 8.2%
PsiQuantum Corp.
Series C, (Acquired 09/09/19, Cost: $9,101,310)	1,962,335	67,739,804
Series D, (Acquired 05/21/21, Cost: $19,999,969)	762,595	29,070,122
SambaNova Systems, Inc.
Series C, (Acquired 02/20/20, Cost: $33,904,162)	636,800	35,501,600
Series D, (Acquired 04/09/21, Cost: $6,999,979)	73,670	4,712,670
		137,024,196
Software (d) — 9.0%
Databricks, Inc.
Series F, (Acquired 10/22/19, Cost: $13,200,019)	922,038	84,624,648
Series G, (Acquired 02/01/21, Cost: $18,500,004)	312,909	28,718,788
DataRobot, Inc., Series F, (Acquired 10/27/20, Cost: $11,499,999)	875,059	4,419,048
Snorkel AI, Inc., Series B, (Acquired 10/13/20, Cost: $999,996)	247,943	2,496,786
Snyk Ltd., Seed Preferred, (Acquired 11/02/20, Cost: $13,212,590)	2,663,936	23,096,325
Unqork, Inc.
Series B, (Acquired 09/19/19, Cost: $6,801,016)	597,680	4,118,015
Series C, (Acquired 09/18/20, Cost: $7,994,787)	292,000	2,502,440
		149,976,050
		419,768,363
Total Preferred Securities — 25.1% (Cost: $268,426,162)		419,768,363
Total Long-Term Investments — 100.9% (Cost: $994,668,170)		1,688,662,127
Security	Shares	Value
Short-Term Securities
Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.63% (i)(j)(k)	7,487,405	$ 7,491,149
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.36% (i)(j)	2,010,552	2,010,552
Total Short-Term Securities — 0.6% (Cost: $9,500,263)		9,501,701
Total Investments Before Options Written — 101.5% (Cost: $1,004,168,433)		1,698,163,828
Options Written — (0.7)% (Premiums Received: $(14,389,743))		(11,477,631)
Total Investments, Net of Options Written — 100.8% (Cost: $989,778,690)		1,686,686,197
Liabilities in Excess of Other Assets — (0.8)%		(13,094,747)
Net Assets — 100.0%		$ 1,673,591,450

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $516,036,619, representing 30.8% of its net assets as of period end, and an original cost of $346,786,367.

(e)	All or a portion of this security is on loan.
(f)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(h)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(i)	Affiliate of the Trust.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Consolidated Schedule of Investments

Consolidated Schedule of Investments
(continued)
December 31, 2024
BlackRock Science and Technology Term Trust (BSTZ)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of
1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/24	Shares Held at 12/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ —	$ 7,485,829 (a)	$ —	$ 3,882	$ 1,438	$ 7,491,149	7,487,405	$ 188,515 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	1,471,804	538,748 (a)	—	—	—	2,010,552	2,010,552	681,264	—
SL Liquidity Series, LLC, Money Market Series (c)	2,878,719	—	(2,879,043) (a)	886	(562)	—	—	19,866 (b)	—
				$ 4,768	$ 876	$ 9,501,701		$ 889,645	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.
Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
AppLovin Corp., Class A	38	01/03/25	USD	380.00	USD	1,231	$ (665)
ARM Holdings PLC, ADR	195	01/03/25	USD	139.00	USD	2,406	(1,170)
Coherent Corp.	234	01/03/25	USD	108.00	USD	2,217	(5,850)
Datadog, Inc., Class A	17	01/03/25	USD	165.00	USD	243	(2,890)
MongoDB, Inc., Class A	33	01/03/25	USD	380.00	USD	768	(6,501)
SentinelOne, Inc., Class A	665	01/03/25	USD	33.00	USD	1,476	(33,250)
Datadog, Inc., Class A	27	01/10/25	USD	165.00	USD	386	(540)
Marvell Technology, Inc.	413	01/10/25	USD	125.00	USD	4,562	(6,402)
NVIDIA Corp.	161	01/10/25	USD	160.32	USD	2,162	(399)
NVIDIA Corp.	409	01/10/25	USD	165.08	USD	5,492	(335)
Palo Alto Networks, Inc.	84	01/10/25	USD	215.00	USD	1,528	(1,008)
SentinelOne, Inc., Class A	465	01/10/25	USD	29.19	USD	1,032	(1)
Take-Two Interactive Software, Inc.	141	01/10/25	USD	200.00	USD	2,596	(1,551)
Tesla, Inc.	23	01/10/25	USD	420.00	USD	929	(24,840)
Vertiv Holdings Co., Class A	162	01/10/25	USD	150.00	USD	1,840	(10,530)
AppLovin Corp., Class A	38	01/17/25	USD	380.00	USD	1,231	(8,740)
ARM Holdings PLC, ADR	347	01/17/25	USD	145.00	USD	4,281	(14,574)
Astera Labs, Inc.	775	01/17/25	USD	95.00	USD	10,265	(2,983,750)
Astera Labs, Inc.	690	01/17/25	USD	120.00	USD	9,139	(1,076,400)
Atlassian Corp., Class A	53	01/17/25	USD	280.00	USD	1,290	(2,120)
Celestica, Inc.	147	01/17/25	USD	95.00	USD	1,357	(44,467)
Cloudflare, Inc., Class A	156	01/17/25	USD	105.00	USD	1,680	(86,970)
Coherent Corp.	23	01/17/25	USD	120.00	USD	218	(518)
Coherent Corp.	36	01/17/25	USD	115.00	USD	341	(810)
Confluent, Inc., Class A	916	01/17/25	USD	29.00	USD	2,561	(54,960)
Credo Technology Group Holding Ltd.	473	01/17/25	USD	50.00	USD	3,179	(825,385)
CyberArk Software Ltd.	93	01/17/25	USD	310.00	USD	3,098	(246,450)
Datadog, Inc., Class A	180	01/17/25	USD	150.00	USD	2,572	(30,150)
Descartes Systems Group, Inc.	112	01/17/25	USD	115.00	USD	1,272	(16,800)
Elastic NV	150	01/17/25	USD	105.00	USD	1,486	(13,875)
Fabrinet	122	01/17/25	USD	260.00	USD	2,683	(13,725)
Gitlab, Inc., Class A	271	01/17/25	USD	64.00	USD	1,527	(9,485)
Guidewire Software, Inc.	135	01/17/25	USD	200.00	USD	2,276	(1,350)
Guidewire Software, Inc.	56	01/17/25	USD	175.00	USD	944	(9,100)
Kaspi.KZ JSC, ADR	353	01/17/25	USD	115.00	USD	3,343	(35,300)
Manhattan Associates, Inc.	125	01/17/25	USD	290.00	USD	3,378	(15,313)
Marvell Technology, Inc.	86	01/17/25	USD	92.50	USD	950	(154,370)
MercadoLibre, Inc.	21	01/17/25	USD	1,960.00	USD	3,571	(2,468)
MongoDB, Inc., Class A	46	01/17/25	USD	340.00	USD	1,071	(5,750)

2024
BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments
(continued)
December 31, 2024
BlackRock Science and Technology Term Trust (BSTZ)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Monolithic Power Systems, Inc.	69	01/17/25	USD	702.00	USD	4,083	$ (4,302)
NVIDIA Corp.	295	01/17/25	USD	140.00	USD	3,962	(83,927)
NVIDIA Corp.	161	01/17/25	USD	158.00	USD	2,162	(4,267)
Palo Alto Networks, Inc.	88	01/17/25	USD	200.00	USD	1,601	(4,224)
Pure Storage, Inc., Class A	205	01/17/25	USD	55.00	USD	1,259	(119,925)
Pure Storage, Inc., Class A	205	01/17/25	USD	60.00	USD	1,259	(54,837)
Q2 Holdings, Inc.	166	01/17/25	USD	110.00	USD	1,671	(8,300)
Quanta Services, Inc.	57	01/17/25	USD	350.00	USD	1,801	(7,553)
Reddit, Inc., Class A	475	01/17/25	USD	150.00	USD	7,763	(839,562)
Spotify Technology SA	97	01/17/25	USD	470.00	USD	4,340	(42,922)
Synopsys, Inc.	153	01/17/25	USD	550.00	USD	7,426	(8,798)
Take-Two Interactive Software, Inc.	237	01/17/25	USD	175.00	USD	4,363	(247,072)
Tesla, Inc.	74	01/17/25	USD	360.00	USD	2,988	(374,070)
Tesla, Inc.	18	01/17/25	USD	405.00	USD	727	(38,205)
Thomson Reuters Corp.	113	01/17/25	USD	170.00	USD	1,812	(16,668)
TransUnion	280	01/17/25	USD	100.00	USD	2,596	(13,300)
Vertiv Holdings Co., Class A	117	01/17/25	USD	160.00	USD	1,329	(585)
Atlassian Corp., Class A	82	01/24/25	USD	275.00	USD	1,996	(8,610)
Celestica, Inc.	147	01/24/25	USD	98.00	USD	1,357	(44,100)
Cloudflare, Inc., Class A	175	01/24/25	USD	122.00	USD	1,884	(10,150)
Coherent Corp.	272	01/24/25	USD	113.00	USD	2,577	(17,000)
Coherent Corp.	257	01/24/25	USD	107.00	USD	2,435	(30,197)
Gitlab, Inc., Class A	271	01/24/25	USD	65.00	USD	1,527	(8,808)
MercadoLibre, Inc.	8	01/24/25	USD	1,900.00	USD	1,360	(5,600)
MongoDB, Inc., Class A	24	01/24/25	USD	320.00	USD	559	(1,800)
NVIDIA Corp.	174	01/24/25	USD	144.00	USD	2,337	(42,543)
Reddit, Inc., Class A	191	01/24/25	USD	185.00	USD	3,122	(77,355)
Samsara, Inc., Class A	572	01/24/25	USD	48.00	USD	2,499	(30,030)
Spotify Technology SA	111	01/24/25	USD	485.00	USD	4,966	(39,127)
Take-Two Interactive Software, Inc.	132	01/24/25	USD	190.00	USD	2,430	(18,150)
Tesla, Inc.	77	01/24/25	USD	570.00	USD	3,110	(12,859)
Vertiv Holdings Co., Class A	68	01/24/25	USD	129.00	USD	773	(8,160)
Marvell Technology, Inc.	146	01/31/25	USD	123.00	USD	1,613	(26,645)
NVIDIA Corp.	194	01/31/25	USD	131.00	USD	2,605	(180,420)
NVIDIA Corp.	241	01/31/25	USD	152.50	USD	3,236	(39,283)
Reddit, Inc., Class A	191	01/31/25	USD	195.00	USD	3,122	(73,821)
SentinelOne, Inc., Class A	471	01/31/25	USD	25.50	USD	1,046	(9,420)
Tesla, Inc.	18	01/31/25	USD	550.00	USD	727	(8,235)
Atlassian Corp., Class A	24	02/07/25	USD	270.00	USD	584	(21,960)
NVIDIA Corp.	241	02/07/25	USD	152.50	USD	3,236	(53,984)
Tesla, Inc.	75	02/07/25	USD	515.00	USD	3,029	(66,375)
NVIDIA Corp.	241	02/14/25	USD	152.51	USD	3,236	(64,548)
Confluent, Inc., Class A	348	02/21/25	USD	34.00	USD	973	(33,930)
Credo Technology Group Holding Ltd.	1,704	02/21/25	USD	80.00	USD	11,453	(451,560)
CyberArk Software Ltd.	92	02/21/25	USD	320.00	USD	3,065	(264,500)
Elastic NV	173	02/21/25	USD	110.00	USD	1,714	(33,302)
Gitlab, Inc., Class A	271	02/21/25	USD	67.50	USD	1,527	(18,293)
Kaspi.KZ JSC, ADR	82	02/21/25	USD	115.00	USD	777	(8,610)
Marvell Technology, Inc.	106	02/21/25	USD	120.00	USD	1,171	(41,870)
MongoDB, Inc., Class A	63	02/21/25	USD	300.00	USD	1,467	(10,458)
nCino, Inc.	233	02/21/25	USD	40.00	USD	782	(2,913)
NVIDIA Corp.	741	02/21/25	USD	148.00	USD	9,951	(316,777)
Pure Storage, Inc., Class A	596	02/21/25	USD	70.00	USD	3,661	(61,090)
Pure Storage, Inc., Class A	798	02/21/25	USD	75.00	USD	4,902	(39,900)
Quanta Services, Inc.	4	02/21/25	USD	340.00	USD	126	(3,060)
Thomson Reuters Corp.	121	02/21/25	USD	170.00	USD	1,941	(58,080)
Descartes Systems Group, Inc.	170	03/21/25	USD	125.00	USD	1,931	(27,200)
							$ (9,888,002)
Consolidated Schedule of Investments

Consolidated Schedule of Investments
(continued)
December 31, 2024
BlackRock Science and Technology Term Trust (BSTZ)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
E Ink Holdings, Inc.	Morgan Stanley & Co. International PLC	294,000	01/07/25	TWD	329.28	TWD	80,259	$ —
NVIDIA Corp.	Barclays Bank PLC	20,400	01/08/25	USD	149.60	USD	2,740	(3,045)
SK Hynix, Inc.	JPMorgan Chase Bank N.A.	6,900	01/08/25	KRW	208,000.80	KRW	1,163,989	(37)
Informa PLC	BNP Paribas SA	194,600	01/09/25	GBP	8.74	GBP	1,550	(2)
Nintendo Co. Ltd.	BNP Paribas SA	53,900	01/09/25	JPY	8,848.44	JPY	493,942	(150,771)
SiteMinder Ltd.	UBS AG	130,300	01/09/25	AUD	6.94	AUD	786	(52)
Xero Ltd.	UBS AG	27,600	01/09/25	AUD	167.59	AUD	4,640	(51,872)
Q2 Holdings, Inc.	Citibank N.A.	19,400	01/10/25	USD	107.87	USD	1,953	(5,692)
ASM International NV	Goldman Sachs International	500	01/14/25	EUR	554.95	EUR	279	(9,229)
Wolters Kluwer NV, Class C	BNP Paribas SA	44,500	01/14/25	EUR	163.67	EUR	7,138	(48,208)
Disco Corp.	JPMorgan Chase Bank N.A.	4,900	01/15/25	JPY	44,149.25	JPY	204,526	(19,054)
Nintendo Co. Ltd.	JPMorgan Chase Bank N.A.	39,400	01/15/25	JPY	8,555.04	JPY	361,064	(185,902)
SiteMinder Ltd.	UBS AG	234,000	01/15/25	AUD	6.91	AUD	1,412	(742)
SK Hynix, Inc.	Morgan Stanley & Co. International PLC	29,200	01/15/25	KRW	187,036.00	KRW	4,925,869	(33,175)
Adyen NV	Bank of America N.A.	2,200	01/16/25	EUR	1,488.24	EUR	3,156	(39,802)
ASM International NV	Goldman Sachs International	8,300	01/16/25	EUR	524.74	EUR	4,633	(341,598)
Lotes Co. Ltd.	JPMorgan Chase Bank N.A.	17,000	01/16/25	TWD	1,851.18	TWD	33,116	(72,875)
Informa PLC	Goldman Sachs International	260,000	01/22/25	GBP	8.55	GBP	2,071	(2,578)
Lotes Co. Ltd.	JPMorgan Chase Bank N.A.	9,000	01/22/25	TWD	2,084.50	TWD	17,595	(12,406)
NEC Corp.	Bank of America N.A.	30,000	01/22/25	JPY	13,340.64	JPY	403,954	(134,655)
SiteMinder Ltd.	JPMorgan Chase Bank N.A.	95,000	01/22/25	AUD	7.08	AUD	573	(427)
Hitachi Ltd.	Societe Generale	112,900	01/23/25	JPY	4,398.84	JPY	444,487	(33,776)
SiteMinder Ltd.	UBS AG	42,100	01/24/25	AUD	6.65	AUD	254	(1,095)
Xero Ltd.	Goldman Sachs International	21,200	01/24/25	AUD	184.27	AUD	3,564	(3,279)
SiteMinder Ltd.	UBS AG	42,000	01/28/25	AUD	5.98	AUD	254	(7,117)
Pure Storage, Inc., Class A	UBS AG	59,600	01/29/25	USD	66.25	USD	3,661	(60,125)
Accton Technology Corp.	JPMorgan Chase Bank N.A.	172,000	02/04/25	TWD	798.22	TWD	132,956	(168,574)
Asia Vital Components Co. Ltd.	Bank of America N.A.	277,000	02/04/25	TWD	748.19	TWD	172,571	(25,933)
eMemory Technology, Inc.	JPMorgan Chase Bank N.A.	28,000	02/04/25	TWD	3,604.64	TWD	93,940	(113,877)
Lotes Co. Ltd.	JPMorgan Chase Bank N.A.	30,000	02/04/25	TWD	2,123.00	TWD	58,650	(52,001)
SiteMinder Ltd.	JPMorgan Chase Bank N.A.	104,600	02/05/25	AUD	6.46	AUD	632	(7,633)
SiteMinder Ltd.	Goldman Sachs International	83,200	02/06/25	AUD	6.65	AUD	503	(4,097)
								$ (1,589,629)
Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (14,389,743)	$ 7,783,757	$ (4,871,645)	$ (11,477,631)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 11,477,631	$ —	$ —	$ —	$ 11,477,631

2024
BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments
(continued)
December 31, 2024
BlackRock Science and Technology Term Trust (BSTZ)

For the period ended December 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased (a)	$ —	$ —	$ (1,193)	$ —	$ —	$ —	$ (1,193)
Options written	—	—	(70,130,517)	—	—	—	(70,130,517)
	$ —	$ —	$ (70,131,710)	$ —	$ —	$ —	$ (70,131,710)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ 7,183,300	$ —	$ —	$ —	$ 7,183,300

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$ — (a)
Average value of option contracts written	16,436,858

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 11,477,631
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	11,477,631
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(9,888,002)
Total derivative assets and liabilities subject to an MNA	$ —	$ 1,589,629
The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the
Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$ 200,390	$ —	$ —	$ (200,390)	$ —
Barclays Bank PLC	3,045	—	—	—	3,045
BNP Paribas SA	198,981	—	(198,981)	—	—
Citibank N.A.	5,692	—	—	—	5,692
Goldman Sachs International	360,781	—	(360,781)	—	—
JPMorgan Chase Bank N.A.	632,786	—	(632,786)	—	—
Morgan Stanley & Co. International PLC	33,175	—	(33,175)	—	—
Societe Generale	33,776	—	—	—	33,776
UBS AG	121,003	—	(121,003)	—	—
	$ 1,589,629	$ —	$ (1,346,726)	$ (200,390)	$ 42,513

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)
Net amount represents the net amount payable due to the counterparty in the event of default.  Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Consolidated Schedule of Investments

Consolidated Schedule of Investments
(continued)
December 31, 2024
BlackRock Science and Technology Term Trust (BSTZ)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust
’
s financial instruments into major categories
is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Automobiles	$ 42,656,408	$ —	$ —	$ 42,656,408
Broadline Retail	17,980,452	—	—	17,980,452
Communications Equipment	—	14,995,411	—	14,995,411
Construction & Engineering	7,199,619	—	—	7,199,619
Consumer Finance	15,263,653	—	—	15,263,653
Diversified Consumer Services	—	—	—	—
Electrical Equipment	14,637,740	—	—	14,637,740
Electronic Equipment, Instruments & Components	53,066,784	21,117,552	—	74,184,336
Entertainment	54,493,924	11,881,320	—	66,375,244
Financial Services	—	12,955,627	—	12,955,627
Industrial Conglomerates	—	19,736,527	—	19,736,527
Interactive Media & Services	51,913,937	—	—	51,913,937
IT Services	27,587,227	8,822,995	59,406,429	95,816,651
Media	—	12,736,124	—	12,736,124
Professional Services	23,526,492	26,586,247	—	50,112,739
Semiconductors & Semiconductor Equipment	333,781,739	65,624,796	—	399,406,535
Software	245,689,219	28,899,864	47,755,034	322,344,117
Technology Hardware, Storage & Peripherals	31,374,328	19,204,316	—	50,578,644
Preferred Securities
Preferred Stocks	—	—	419,768,363	419,768,363
Short-Term Securities
Money Market Funds	9,501,701	—	—	9,501,701
	$ 928,673,223	$ 242,560,779	$ 526,929,826	$ 1,698,163,828
Derivative Financial Instruments (a)
Liabilities
Equity Contracts	$ (9,818,417)	$ (1,659,214)	$ —	$ (11,477,631)

(a)	Derivative financial instruments are options written. Options written are shown at value.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets
Opening balance, as of December 31, 2023	$ 92,486,598	$ 448,979,134	$ 541,465,732
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	2,829,296	2,829,296
Net change in unrealized appreciation (depreciation) (a)(b)	14,674,865	4,552,310	19,227,175
Purchases	—	513,000	513,000
Sales	—	(37,105,377)	(37,105,377)
Closing balance, as of December 31, 2024	$ 107,161,463	$ 419,768,363	$ 526,929,826
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2024 (b)	$ 14,674,865	$ 13,018,596	$ 27,693,461

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2024 is generally due to investments no longer held or categorized as Level 3 at period end.

2024
BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments
(continued)
December 31, 2024
BlackRock Science and Technology Term Trust (BSTZ)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to
determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $12. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$ 107,161,451	Market	Revenue Multiple	2.10x - 24.00x	13.53x
			Volatility	70%	—
			Time to Exit	3.0 years	—

Preferred Stocks (b)	419,768,363	Market	Revenue Multiple	1.26x - 24.00x	17.42x
			Time to Exit	0.5 - 4.0 years	3.5 years
			Volatility	35% - 90%	63%
			Market Adjustment Multiple	1.80x	—
			Gross Profit Multiple	8.00x	—
	$ 526,929,814

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
(b)
The trust valued certain of its Level 3 Preferred Stocks using recent transactions as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transaction prices, for which inputs are unobservable, is $27,125,419 as of December 31, 2024.

See notes to financial statements.
Consolidated Schedule of Investments

Consolidated Schedule of Investments
December 31, 2024
BlackRock Science and Technology Trust (BST)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Automobiles — 2.4%
Tesla, Inc. (a)	80,979	$ 32,702,559
Broadline Retail (a) — 3.6%
Amazon.com, Inc.	171,202	37,560,007
MercadoLibre, Inc.	7,324	12,454,022
		50,014,029
Capital Markets — 0.5%
S&P Global, Inc.	12,819	6,384,247
Communications Equipment — 0.9%
Arista Networks, Inc. (a)	108,048	11,942,545
Diversified Consumer Services (a)(b)(c) — 0.8%
Grammarly, Inc., (Acquired 11/17/21, Cost: $18,749,975)	715,323	11,538,160
Think & Learn Private Ltd., Class J-B, (Acquired 09/30/20, Cost: $1,524,948)	997	—
		11,538,160
Electrical Equipment — 0.7%
Vertiv Holdings Co., Class A	82,102	9,327,608
Electronic Equipment, Instruments & Components — 0.8%
Coherent Corp. (a)	113,835	10,783,590
Entertainment — 2.9%
Nintendo Co. Ltd.	152,900	8,905,166
Spotify Technology SA (a)	48,098	21,518,083
Take-Two Interactive Software, Inc. (a)	53,514	9,850,857
		40,274,106
Financial Services — 1.3%
Mastercard, Inc., Class A	33,698	17,744,356
Industrial Conglomerates — 0.8%
Hitachi Ltd.	443,100	10,851,539
Interactive Media & Services — 4.6%
Alphabet, Inc., Class A	92,635	17,535,805
Meta Platforms, Inc., Class A	75,331	44,107,054
Patreon, Inc., (Acquired 08/19/21, Cost: $3,352,226) (a)(b)(c)	59,524	1,644,053
		63,286,912
IT Services (a) — 3.6%
Automattic, Inc., Series E, (Acquired 02/03/21, Cost: $7,999,945) (b)(c)	94,117	3,530,328
Farmer ’ s Business Network, Inc. (b)	203,366	538,920
Klarna Holdings AB, (Acquired 08/07/19, Cost: $7,971,978) (b)(c)	26,430	13,222,322
MongoDB, Inc., Class A	40,976	9,539,622
Shopify, Inc., Class A	70,460	7,492,012
Snowflake, Inc., Class A	68,800	10,623,408
Teya Services Ltd., Series C, (Acquired 12/17/21, Cost: $24,999,987) (b)(c)	12,871	4,337,656
		49,284,268
Professional Services — 1.0%
RELX PLC	303,547	13,753,399
Semiconductors & Semiconductor Equipment — 29.4%
ARM Holdings PLC, ADR (a)(d)	90,562	11,171,728
ASM International NV	17,001	9,829,725
ASML Holding NV	22,835	15,994,415
Broadcom, Inc.	363,804	84,344,319
Credo Technology Group Holding Ltd. (a)	417,809	28,080,943
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Lam Research Corp.	100,454	$ 7,255,793
Marvell Technology, Inc.	151,556	16,739,360
Micron Technology, Inc.	189,533	15,951,097
Monolithic Power Systems, Inc.	11,615	6,872,596
NVIDIA Corp. (e)(f)	1,368,128	183,725,909
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	121,314	23,958,302
		403,924,187
Software — 23.2%
AppLovin Corp., Class A (a)	30,479	9,870,015
Atlassian Corp., Class A (a)	39,816	9,690,418
Autodesk, Inc. (a)	31,261	9,239,814
Cadence Design Systems, Inc. (a)	125,090	37,584,541
Canva (a)(b)	9,375	11,397,562
Constellation Software, Inc./Canada	4,113	12,718,296
Crowdstrike Holdings, Inc., Class A (a)	28,614	9,790,566
CyberArk Software Ltd. (a)	26,002	8,662,566
Databricks, Inc., (Acquired 07/24/20, Cost: $960,476) (a)(b)(c)	59,997	5,506,525
Datadog, Inc., Class A (a)	58,545	8,365,495
DataRobot, Inc., (Acquired 03/01/21, Cost: $583,275) (a)(b)(c)	38,789	78,354
Guidewire Software, Inc. (a)	41,836	7,052,713
Microsoft Corp. (f)	279,041	117,615,781
Oracle Corp.	168,526	28,083,173
Palo Alto Networks, Inc. (a)	44,673	8,128,699
ServiceNow, Inc. (a)	21,589	22,886,931
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $997,636) (a)(b)(c)	66,422	668,870
Snyk Ltd., Ordinary Shares, (Acquired 09/02/21, Cost: $5,192,307) (b)(c)	361,972	3,138,297
Xero Ltd. (a)	80,625	8,390,083
		318,868,699
Specialty Retail — 0.0%
AceVector Limited, Series I, (Acquired 08/31/18, Cost: $1,998,435) (a)(b)(c)	168,640	64,668
Technology Hardware, Storage & Peripherals — 8.2%
Apple, Inc. (f)	452,078	113,209,373
Total Common Stocks — 84.7% (Cost: $478,787,794)		1,163,954,245

	Par (000)
Convertible Notes
Financial Services — 0.0%
Wyre, Inc., 0.00%, 12/08/24 (b)	$80	1
IT Services — 0.1%
Voltron Capital, 0.00% (b)	1,663	1,695,786
Total Convertible Notes — 0.1% (Cost: $9,662,535)		1,695,787

2024
BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments
(continued)
December 31, 2024
BlackRock Science and Technology Trust (BST)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Preferred Securities
Preferred Stocks — 16.0% (b)
Aerospace & Defense — 1.5%
Anduril Industries, Inc., Series F (a)	920,107	$ 21,309,678
Chemicals — 0.4%
Solugen, Inc., Series C, (Acquired 09/02/21, Cost: $9,999,977) (a)(c)	269,284	4,887,505
Communications Equipment — 0.6%
Astranis, Series D (a)	856,310	7,997,936
Consumer Staples Distribution & Retail — 1.0%
Grubmarket, Inc., Series E, (Acquired 10/18/21, Cost: $6,999,994) (a)(c)	709,724	13,222,158
Diversified Consumer Services (a)(c) — 0.3%
Grammarly, Inc., Series 3, (Acquired 11/17/21, Cost: $6,249,992)	238,441	3,846,053
Think & Learn Private Ltd., Series F, (Acquired 09/30/20, Cost: $3,052,975)	1,054	—
		3,846,053
Diversified Telecommunication Services — 0.2%
Discord, Inc., Series I, (Acquired 09/13/21, Cost: $7,000,088) (a)(c)	12,713	3,223,000
Financial Services (a)(c)(g) — 1.1%
Trumid Holdings LLC
Class J-A, (Acquired 07/24/20, Cost: $2,499,716)	5,038	3,647,109
Class J-B, (Acquired 07/24/20, Cost: $1,499,830)	5,038	3,647,109
Class L, (Acquired 09/15/21, Cost: $9,999,695)	11,420	8,267,166
		15,561,384
Interactive Media & Services (a)(c) — 0.6%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $2,857,834)	24,110	4,356,677
Patreon, Inc., Series D, (Acquired 07/14/21, Cost: $6,666,632)	119,047	3,288,078
		7,644,755
IT Services (a)(c) — 2.2%
Deep Instinct Ltd., Series D-2, (Acquired 03/19/21, Cost: $2,999,391)	493,493	2,131,890
MNTN Digital, Inc., Series D, (Acquired 11/05/21, Cost: $24,999,980)	1,088,598	17,319,594
TRAX Ltd.
(Acquired 09/12/19, Cost: $4,000,013)	106,667	2,515,208
(Acquired 02/18/21, Cost: $1,999,989)	38,361	904,552
Voltron Data, Inc.
Series A, (Acquired 01/18/22, Cost: $10,000,000)	6,201,935	4,713,471
Series SEED, (Acquired 07/14/21, Cost: $5,000,000)	9,090,909	2,363,636
		29,948,351
Professional Services — 0.3%
ANT Group Co. Ltd., Series C	1,703,548	4,599,580
Semiconductors & Semiconductor Equipment (a) — 4.1%
PsiQuantum Corp. (c)
Series C, (Acquired 09/09/19, Cost: $3,200,234)	690,003	23,818,904
Series D, (Acquired 05/21/21, Cost: $5,000,025)	190,650	7,267,578
Rivos, Inc.
Series A1, (Acquired 12/03/21, Cost: $7,203,709) (c)	2,700,558	7,048,456
Series A2	2,464,862	5,891,020
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Rivos, Inc. (continued)
Series A3	1,027,026	$ 2,454,592
SambaNova Systems, Inc., Series C, (Acquired 02/20/20, Cost: $9,972,125) (c)	187,300	10,441,975
		56,922,525
Software (a)(c) — 3.7%
Bolt Financial, Inc., Series E, (Acquired 01/18/22, Cost: $29,999,955)	598,682	7,196,157
Databricks, Inc.
Series F, (Acquired 10/22/19, Cost: $3,999,999)	279,405	25,643,791
Series G, (Acquired 02/01/21, Cost: $4,500,001)	76,113	6,985,651
DataRobot, Inc., Series F, (Acquired 10/27/20, Cost: $2,999,996)	228,276	1,152,794
Prosimo, Inc., Series B, (Acquired 11/04/21, Cost: $4,999,998)	2,515,811	1,308,222
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $4,999,985)	332,896	3,352,263
Snyk Ltd., Series F, (Acquired 09/02/21, Cost: $4,807,688)	337,018	2,921,946
Unqork, Inc.
Series B, (Acquired 09/19/19, Cost: $3,198,416)	281,080	1,936,640
Series C, (Acquired 09/18/20, Cost: $1,303,260)	47,600	407,932
		50,905,396
		220,068,321
Total Preferred Securities — 16.0% (Cost: $233,257,016)		220,068,321
Warrants
Software — 0.0%
Constellation Software, Inc., (Issued 08/29/23, 1 Share for 1 Warrant, Expires 03/31/40, Strike Price CAD 11.50) (a)(b)	3,923	—
Total Warrants — 0.0% (Cost: $ — )		—
Total Long-Term Investments — 100.8% (Cost: $721,707,345)		1,385,718,353
Short-Term Securities
Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.63% (h)(i)(j)	565,117	565,400
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.36% (h)(i)	1,644,863	1,644,863
Total Short-Term Securities — 0.2% (Cost: $2,210,263)		2,210,263
Total Investments Before Options Written — 101.0% (Cost: $723,917,608)		1,387,928,616
Options Written — (0.8)% (Premiums Received: $(15,302,365))		(10,929,305)
Total Investments, Net of Options Written — 100.2% (Cost: $708,615,243)		1,376,999,311
Liabilities in Excess of Other Assets — (0.2)%		(2,122,951)
Net Assets — 100.0%		$ 1,374,876,360
Schedule of Investments

Consolidated Schedule of Investments
(continued)
December 31, 2024
BlackRock Science and Technology Trust (BST)

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $221,544,748, representing 16.1% of its net assets as of period end, and an original cost of $266,342,685.

(d)	All or a portion of this security is on loan.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(f)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(g)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of
1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/24	Shares Held at 12/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ —	$ 565,119 (a)	$ —	$ 281	$ —	$ 565,400	565,117	$ 31,077 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	365,499	1,279,364 (a)	—	—	—	1,644,863	1,644,863	323,911	—
SL Liquidity Series, LLC, Money Market Series (c)	5,860,878	—	(5,861,604) (a)	231	495	—	—	10,431 (b)	—
				$ 512	$ 495	$ 2,210,263		$ 365,419	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.
Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
AppLovin Corp., Class A	47	01/03/25	USD	380.00	USD	1,522	$ (823)
ARM Holdings PLC, ADR	265	01/03/25	USD	139.00	USD	3,269	(1,590)
Coherent Corp.	73	01/03/25	USD	108.00	USD	692	(1,825)
Datadog, Inc., Class A	23	01/03/25	USD	165.00	USD	329	(3,910)
MongoDB, Inc., Class A	35	01/03/25	USD	380.00	USD	815	(6,895)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	190	01/03/25	USD	200.00	USD	3,752	(25,840)
Alphabet, Inc., Class A	260	01/10/25	USD	180.00	USD	4,922	(265,850)
Amazon.com, Inc.	147	01/10/25	USD	230.00	USD	3,225	(9,335)
Autodesk, Inc.	48	01/10/25	USD	315.00	USD	1,419	(1,560)
Broadcom, Inc.	221	01/10/25	USD	178.30	USD	5,124	(1,188,987)
Datadog, Inc., Class A	187	01/10/25	USD	165.00	USD	2,672	(3,740)
Marvell Technology, Inc.	182	01/10/25	USD	125.00	USD	2,010	(2,821)
Meta Platforms, Inc., Class A	44	01/10/25	USD	635.00	USD	2,576	(2,508)
Micron Technology, Inc.	46	01/10/25	USD	107.00	USD	387	(598)
NVIDIA Corp.	633	01/10/25	USD	160.32	USD	8,501	(1,569)
NVIDIA Corp.	571	01/10/25	USD	165.08	USD	7,668	(468)
Oracle Corp.	247	01/10/25	USD	185.00	USD	4,116	(2,594)
Palo Alto Networks, Inc.	62	01/10/25	USD	215.00	USD	1,128	(744)
ServiceNow, Inc.	36	01/10/25	USD	1,160.00	USD	3,816	(2,700)
Take-Two Interactive Software, Inc.	102	01/10/25	USD	200.00	USD	1,878	(1,122)
Tesla, Inc.	93	01/10/25	USD	420.00	USD	3,756	(100,440)
Vertiv Holdings Co., Class A	11	01/10/25	USD	150.00	USD	125	(715)
Amazon.com, Inc.	105	01/17/25	USD	215.00	USD	2,304	(84,525)
Amazon.com, Inc.	122	01/17/25	USD	230.00	USD	2,677	(17,568)
AppLovin Corp., Class A	47	01/17/25	USD	380.00	USD	1,522	(10,810)

2024
BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments
(continued)
December 31, 2024
BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Arista Networks, Inc.	184	01/17/25	USD	100.00	USD	2,034	$ (197,800)
ARM Holdings PLC, ADR	323	01/17/25	USD	145.00	USD	3,985	(13,566)
Atlassian Corp., Class A	61	01/17/25	USD	280.00	USD	1,485	(2,440)
Cadence Design Systems, Inc.	306	01/17/25	USD	305.00	USD	9,194	(200,430)
Coherent Corp.	305	01/17/25	USD	120.00	USD	2,889	(6,863)
Coherent Corp.	61	01/17/25	USD	115.00	USD	578	(1,373)
Credo Technology Group Holding Ltd.	1,417	01/17/25	USD	50.00	USD	9,524	(2,472,664)
Crowdstrike Holdings, Inc., Class A	79	01/17/25	USD	350.00	USD	2,703	(62,015)
CyberArk Software Ltd.	56	01/17/25	USD	310.00	USD	1,866	(148,400)
CyberArk Software Ltd.	4	01/17/25	USD	340.00	USD	133	(3,240)
Datadog, Inc., Class A	53	01/17/25	USD	150.00	USD	757	(8,878)
Guidewire Software, Inc.	92	01/17/25	USD	200.00	USD	1,551	(920)
Guidewire Software, Inc.	85	01/17/25	USD	175.00	USD	1,433	(13,812)
Lam Research Corp.	80	01/17/25	USD	80.00	USD	578	(2,760)
Lam Research Corp.	191	01/17/25	USD	78.00	USD	1,380	(11,651)
Marvell Technology, Inc.	194	01/17/25	USD	92.50	USD	2,143	(348,232)
Mastercard, Inc., Class A	42	01/17/25	USD	525.00	USD	2,212	(38,745)
MercadoLibre, Inc.	20	01/17/25	USD	1,960.00	USD	3,401	(2,350)
Meta Platforms, Inc., Class A	87	01/17/25	USD	600.00	USD	5,094	(82,867)
Micron Technology, Inc.	64	01/17/25	USD	105.00	USD	539	(416)
MongoDB, Inc., Class A	69	01/17/25	USD	340.00	USD	1,606	(8,625)
Monolithic Power Systems, Inc.	70	01/17/25	USD	702.00	USD	4,142	(4,365)
NVIDIA Corp.	301	01/17/25	USD	140.00	USD	4,042	(85,635)
NVIDIA Corp.	633	01/17/25	USD	158.00	USD	8,501	(16,774)
Oracle Corp.	247	01/17/25	USD	185.00	USD	4,116	(2,717)
Palo Alto Networks, Inc.	62	01/17/25	USD	200.00	USD	1,128	(2,976)
S&P Global, Inc.	37	01/17/25	USD	530.00	USD	1,843	(2,220)
ServiceNow, Inc.	33	01/17/25	USD	1,080.00	USD	3,498	(59,400)
Shopify, Inc., Class A	136	01/17/25	USD	120.00	USD	1,446	(4,148)
Snowflake, Inc., Class A	132	01/17/25	USD	175.00	USD	2,038	(6,006)
Spotify Technology SA	114	01/17/25	USD	470.00	USD	5,100	(50,445)
Take-Two Interactive Software, Inc.	104	01/17/25	USD	175.00	USD	1,914	(108,420)
Tesla, Inc.	59	01/17/25	USD	360.00	USD	2,383	(298,245)
Tesla, Inc.	30	01/17/25	USD	405.00	USD	1,212	(63,675)
Vertiv Holdings Co., Class A	11	01/17/25	USD	160.00	USD	125	(55)
Alphabet, Inc., Class A	155	01/24/25	USD	205.00	USD	2,934	(11,470)
Amazon.com, Inc.	249	01/24/25	USD	220.00	USD	5,463	(146,910)
Arista Networks, Inc.	302	01/24/25	USD	110.00	USD	3,338	(147,980)
Atlassian Corp., Class A	72	01/24/25	USD	275.00	USD	1,752	(7,560)
Autodesk, Inc.	90	01/24/25	USD	320.00	USD	2,660	(21,600)
Broadcom, Inc.	227	01/24/25	USD	235.00	USD	5,263	(185,572)
Coherent Corp.	73	01/24/25	USD	107.00	USD	692	(8,578)
Crowdstrike Holdings, Inc., Class A	49	01/24/25	USD	415.00	USD	1,677	(5,415)
Mastercard, Inc., Class A	80	01/24/25	USD	540.00	USD	4,213	(30,800)
MercadoLibre, Inc.	5	01/24/25	USD	1,900.00	USD	850	(3,500)
MercadoLibre, Inc.	8	01/24/25	USD	1,790.00	USD	1,360	(16,080)
Meta Platforms, Inc., Class A	129	01/24/25	USD	680.00	USD	7,553	(8,643)
Micron Technology, Inc.	237	01/24/25	USD	112.00	USD	1,995	(1,778)
MongoDB, Inc., Class A	61	01/24/25	USD	320.00	USD	1,420	(4,575)
NVIDIA Corp.	754	01/24/25	USD	144.00	USD	10,125	(184,353)
NVIDIA Corp.	96	01/24/25	USD	135.00	USD	1,289	(55,440)
Palo Alto Networks, Inc.	77	01/24/25	USD	217.50	USD	1,401	(3,812)
Spotify Technology SA	102	01/24/25	USD	485.00	USD	4,563	(35,955)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	40	01/24/25	USD	210.00	USD	790	(16,700)
Take-Two Interactive Software, Inc.	141	01/24/25	USD	190.00	USD	2,596	(19,387)
Tesla, Inc.	58	01/24/25	USD	570.00	USD	2,342	(9,686)
Vertiv Holdings Co., Class A	347	01/24/25	USD	129.00	USD	3,942	(41,640)
Broadcom, Inc.	175	01/31/25	USD	240.00	USD	4,057	(134,750)
Broadcom, Inc.	55	01/31/25	USD	230.00	USD	1,275	(70,812)
Lam Research Corp.	181	01/31/25	USD	78.00	USD	1,307	(31,675)
Marvell Technology, Inc.	106	01/31/25	USD	123.00	USD	1,171	(19,345)
Meta Platforms, Inc., Class A	78	01/31/25	USD	660.00	USD	4,567	(49,725)
Schedule of Investments

Consolidated Schedule of Investments
(continued)
December 31, 2024
BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
NVIDIA Corp.	669	01/31/25	USD	131.00	USD	8,984	$ (622,170)
NVIDIA Corp.	331	01/31/25	USD	152.50	USD	4,445	(53,953)
Oracle Corp.	256	01/31/25	USD	180.00	USD	4,266	(21,888)
ServiceNow, Inc.	29	01/31/25	USD	1,120.00	USD	3,074	(66,555)
Tesla, Inc.	30	01/31/25	USD	550.00	USD	1,212	(13,725)
Alphabet, Inc., Class A	1	02/07/25	USD	205.00	USD	19	(287)
Atlassian Corp., Class A	46	02/07/25	USD	270.00	USD	1,120	(42,090)
Marvell Technology, Inc.	56	02/07/25	USD	125.00	USD	619	(10,668)
NVIDIA Corp.	331	02/07/25	USD	152.50	USD	4,445	(74,144)
Shopify, Inc., Class A	181	02/07/25	USD	111.00	USD	1,925	(59,911)
Tesla, Inc.	94	02/07/25	USD	515.00	USD	3,796	(83,190)
NVIDIA Corp.	331	02/14/25	USD	152.51	USD	4,445	(88,652)
Amazon.com, Inc.	147	02/21/25	USD	230.00	USD	3,225	(103,635)
Broadcom, Inc.	175	02/21/25	USD	240.00	USD	4,057	(207,375)
Broadcom, Inc.	55	02/21/25	USD	230.00	USD	1,275	(84,287)
Credo Technology Group Holding Ltd.	1,298	02/21/25	USD	80.00	USD	8,724	(343,970)
CyberArk Software Ltd.	57	02/21/25	USD	320.00	USD	1,899	(163,875)
Marvell Technology, Inc.	144	02/21/25	USD	120.00	USD	1,590	(56,880)
Mastercard, Inc., Class A	29	02/21/25	USD	530.00	USD	1,527	(46,472)
Micron Technology, Inc.	128	02/21/25	USD	95.00	USD	1,077	(21,504)
MongoDB, Inc., Class A	19	02/21/25	USD	300.00	USD	442	(3,154)
NVIDIA Corp.	920	02/21/25	USD	148.00	USD	12,355	(393,300)
S&P Global, Inc.	20	02/21/25	USD	510.00	USD	996	(23,500)
Snowflake, Inc., Class A	177	02/21/25	USD	175.00	USD	2,733	(51,949)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	73	02/21/25	USD	220.00	USD	1,442	(33,945)
							$ (10,017,485)
OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
ASML Holding NV	Goldman Sachs International	3,300	01/07/25	EUR	691.14	EUR	2,231	$ (24,555)
NVIDIA Corp.	Barclays Bank PLC	58,600	01/08/25	USD	149.60	USD	7,869	(8,748)
Nintendo Co. Ltd.	BNP Paribas SA	53,700	01/09/25	JPY	8,848.44	JPY	492,110	(150,211)
Xero Ltd.	UBS AG	14,600	01/09/25	AUD	167.59	AUD	2,455	(27,439)
ASM International NV	Goldman Sachs International	4,100	01/14/25	EUR	554.95	EUR	2,289	(75,675)
Hitachi Ltd.	JPMorgan Chase Bank N.A.	98,700	01/15/25	JPY	4,005.08	JPY	380,329	(58,397)
Nintendo Co. Ltd.	JPMorgan Chase Bank N.A.	27,600	01/15/25	JPY	8,555.04	JPY	252,928	(130,225)
ASM International NV	Goldman Sachs International	3,900	01/16/25	EUR	524.74	EUR	2,177	(160,510)
RELX PLC	Goldman Sachs International	136,500	01/22/25	GBP	38.22	GBP	4,940	(16,031)
Xero Ltd.	Goldman Sachs International	20,500	01/24/25	AUD	184.27	AUD	3,447	(3,169)
Nintendo Co. Ltd.	JPMorgan Chase Bank N.A.	13,500	02/04/25	JPY	9,397.72	JPY	125,064	(24,377)
Cadence Design Systems, Inc.	Morgan Stanley & Co. International PLC	25,600	02/05/25	USD	307.02	USD	7,692	(232,483)
								$ (911,820)
Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (15,302,365)	$ 8,565,901	$ (4,192,841)	$ (10,929,305)

2024
BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments
(continued)
December 31, 2024
BlackRock Science and Technology Trust (BST)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 10,929,305	$ —	$ —	$ —	$ 10,929,305
For the period ended December 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased (a)	$ —	$ —	$ (54)	$ —	$ —	$ —	$ (54)
Options written	—	—	(68,799,557)	—	—	—	(68,799,557)
	$ —	$ —	$ (68,799,611)	$ —	$ —	$ —	$ (68,799,611)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ 9,341,761	$ —	$ —	$ —	$ 9,341,761

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$ — (a)
Average value of option contracts written	14,433,904

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 10,929,305
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	10,929,305
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(10,017,485)
Total derivative assets and liabilities subject to an MNA	$ —	$ 911,820
The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the
Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (c)
Barclays Bank PLC	$ 8,748	$ —	$ —	$ —	$ 8,748
BNP Paribas SA	150,211	—	—	—	150,211
Goldman Sachs International	279,940	—	(279,940)	—	—
JPMorgan Chase Bank N.A.	212,999	—	(212,999)	—	—
Schedule of Investments

Consolidated Schedule of Investments
(continued)
December 31, 2024
BlackRock Science and Technology Trust (BST)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (c)
Morgan Stanley & Co. International PLC	$ 232,483	$ —	$ —	$ —	$ 232,483
UBS AG	27,439	—	—	—	27,439
	$ 911,820	$ —	$ (492,939)	$ —	$ 418,881

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)
Net amount represents the net amount payable due to the counterparty in the event of default.  Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust
’
s financial instruments into major categories
is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Automobiles	$ 32,702,559	$ —	$ —	$ 32,702,559
Broadline Retail	50,014,029	—	—	50,014,029
Capital Markets	6,384,247	—	—	6,384,247
Communications Equipment	11,942,545	—	—	11,942,545
Diversified Consumer Services	—	—	11,538,160	11,538,160
Electrical Equipment	9,327,608	—	—	9,327,608
Electronic Equipment, Instruments & Components	10,783,590	—	—	10,783,590
Entertainment	31,368,940	8,905,166	—	40,274,106
Financial Services	17,744,356	—	—	17,744,356
Industrial Conglomerates	—	10,851,539	—	10,851,539
Interactive Media & Services	61,642,859	—	1,644,053	63,286,912
IT Services	27,655,042	—	21,629,226	49,284,268
Professional Services	—	13,753,399	—	13,753,399
Semiconductors & Semiconductor Equipment	378,100,047	25,824,140	—	403,924,187
Software	289,689,008	8,390,083	20,789,608	318,868,699
Specialty Retail	—	—	64,668	64,668
Technology Hardware, Storage & Peripherals	113,209,373	—	—	113,209,373
Convertible Notes	—	—	1,695,787	1,695,787
Preferred Securities
Preferred Stocks	—	—	220,068,321	220,068,321
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	2,210,263	—	—	2,210,263
	$ 1,042,774,466	$ 67,724,327	$ 277,429,823	$ 1,387,928,616
Derivative Financial Instruments (a)
Liabilities
Equity Contracts	$ (8,733,444)	$ (2,195,861)	$ —	$ (10,929,305)

(a)	Derivative financial instruments are options written. Options written are shown at value.

2024
BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments
(continued)
December 31, 2024
BlackRock Science and Technology Trust (BST)

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Convertible Notes	Preferred Stocks	Warrants	Total
Assets
Opening balance, as of December 31, 2023	$ 46,135,347	$ 1	$ 212,114,583	$ — (a)	$ 258,249,931
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Other (b)	(4,480,331)	—	4,480,331	—	—
Accrued discounts/premiums	—	—	—	—	—
Net realized gain (loss)	—	—	1,155,081	—	1,155,081
Net change in unrealized appreciation (depreciation) (c)(d)	4,010,750	33,251	(12,203,406)	—	(8,159,405)
Purchases	9,999,949	1,662,535	28,215,988	—	39,878,472
Sales	—	—	(13,694,256)	—	(13,694,256)
Closing balance, as of December 31, 2024	$ 55,665,715	$ 1,695,787	$ 220,068,321	$ — (a)	$ 277,429,823
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2024 (d)	$ 4,010,750	$ 33,251	$ (9,464,315)	$ — (a)	$ (5,420,314)

(a)	Rounds to less than $1.
(b)	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.
(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2024 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to
determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$ 55,665,715	Market	Revenue Multiple	2.10x - 24.00x	11.03x
			Volatility	70%	—
			Time to Exit	3.0 years	—
			Gross Profit Multiple	10.00x	—

Preferred Stocks (b)	220,068,321	Market	Revenue Multiple	1.26x - 24.00x	13.85x
			Volatility	50% - 90%	68%
			Time to Exit	0.5 - 5.0 years	3.3 years
			Market Adjustment Multiple	1.25x-1.80x	1.62x
			Terminal Growth Rate	5%	—
			Gross Profit Multiple	8.00x	—
		Income	Discount Rate	12%	—

Convertible Notes	1,695,787	Market	Revenue Multiple	27.54x	—
			Volatility	75%	—
			Time to Exit	4.0 years	—

	$ 277,429,823

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
(b)
The trust valued certain of its Level 3 Preferred Stocks using recent transactions as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transaction prices, for which inputs are unobservable, is $4,356,677 as of December 31, 2024.

See notes to financial statements.
Schedule of Investments

Schedule of Investments
December 31, 2024
BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Building Products — 9.0%
Cie de Saint-Gobain SA	156,650	$ 13,920,174
Kingspan Group PLC	106,465	7,739,739
Owens Corning	45,600	7,766,592
Trane Technologies PLC	45,500	16,805,425
		46,231,930
Chemicals — 2.7%
Air Liquide SA	39,589	6,435,575
Linde PLC	17,928	7,505,916
		13,941,491
Commercial Services & Supplies — 4.4%
Republic Services, Inc.	60,300	12,131,154
Waste Management, Inc.	51,550	10,402,274
		22,533,428
Construction & Engineering — 5.5%
Quanta Services, Inc. (a)	43,310	13,688,126
Vinci SA	139,750	14,388,174
		28,076,300
Electric Utilities — 26.0%
American Electric Power Co., Inc. (a)	109,550	10,103,796
Constellation Energy Corp.	58,100	12,997,551
Duke Energy Corp. (a)	99,168	10,684,360
EDP SA	3,229,150	10,330,102
Enel SpA	2,181,575	15,568,092
Entergy Corp.	106,100	8,044,502
NextEra Energy, Inc. (a)(b)	387,030	27,746,181
PG&E Corp.	642,650	12,968,677
Southern Co.	140,400	11,557,728
SSE PLC	641,700	12,862,547
		132,863,536
Electrical Equipment — 14.4%
Eaton Corp. PLC	14,990	4,974,731
GE Vernova, Inc. (a)	64,050	21,067,966
Hubbell, Inc.	21,100	8,838,579
NEXTracker, Inc., Class A (c)	107,500	3,926,975
nVent Electric PLC	109,650	7,473,744
Prysmian SpA	144,950	9,276,266
Regal Rexnord Corp.	38,900	6,034,557
Schneider Electric SE	26,460	6,587,370
Vestas Wind Systems A/S (c)	410,821	5,635,189
		73,815,377
Ground Transportation — 2.6%
Canadian Pacific Kansas City Ltd.	109,000	7,892,254
Union Pacific Corp.	22,900	5,222,116
		13,114,370
Independent Power and Renewable Electricity Producers — 5.0%
Orron Energy AB (c)	3,401,100	2,186,275
RWE AG	319,545	9,542,747
Vistra Corp.	99,550	13,724,959
		25,453,981
Security	Shares	Value
Machinery — 1.9%
Ingersoll Rand, Inc.	104,500	$ 9,453,070
Multi-Utilities — 13.2%
CenterPoint Energy, Inc.	211,850	6,722,001
CMS Energy Corp. (a)	115,110	7,672,081
National Grid PLC	1,487,988	17,677,671
NiSource, Inc.	240,500	8,840,780
Public Service Enterprise Group, Inc. (b)	124,192	10,492,982
Sempra (a)(b)	182,900	16,043,988
		67,449,503
Oil, Gas & Consumable Fuels — 11.5%
Cheniere Energy, Inc.	66,950	14,385,546
Hess Midstream LP, Class A	103,250	3,823,348
Pembina Pipeline Corp.	171,100	6,321,695
Targa Resources Corp.	67,400	12,030,900
TC Energy Corp.	133,000	6,198,247
Williams Cos., Inc. (a)(b)	295,805	16,008,967
		58,768,703
Semiconductors & Semiconductor Equipment (c) — 1.5%
First Solar, Inc.	20,584	3,627,724
ON Semiconductor Corp.	60,550	3,817,678
		7,445,402
Total Long-Term Investments — 97.7% (Cost: $346,826,799)		499,147,091
Short-Term Securities
Money Market Funds — 2.6%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.36% (d)(e)	13,062,505	13,062,505
Total Short-Term Securities — 2.6% (Cost: $13,062,505)		13,062,505
Total Investments Before Options Written — 100.3% (Cost: $359,889,304)		512,209,596
Options Written — (0.5)% (Premiums Received: $(4,545,706))		(2,376,764)
Total Investments, Net of Options Written — 99.8% (Cost: $355,343,598)		509,832,832
Other Assets Less Liabilities — 0.2%		1,021,142
Net Assets — 100.0%		$ 510,853,974

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Affiliate of the Trust.
(e)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of
1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/24	Shares Held at 12/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares (a)	$ —	$ —	$ (707) (b)	$ 707	$ —	$ —	—	$ 1,208 (c)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	5,318,307	7,744,198 (b)	—	—	—	13,062,505	13,062,505	377,953	—
SL Liquidity Series, LLC, Money Market Series (a)	1,297,977	—	(1,298,025) (b)	52	(4)	—	—	3,797 (c)	—
				$ 759	$ (4)	$ 13,062,505		$ 382,958	$ —

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
PG&E Corp.	435	01/03/25	USD	21.50	USD	878	$ (6,525)
Constellation Energy Corp.	72	01/10/25	USD	265.00	USD	1,611	(2,520)
NextEra Energy, Inc.	357	01/10/25	USD	79.89	USD	2,559	(374)
PG&E Corp.	166	01/10/25	USD	21.32	USD	335	(324)
Union Pacific Corp.	24	01/10/25	USD	240.00	USD	547	(840)
American Electric Power Co., Inc.	124	01/17/25	USD	97.50	USD	1,144	(1,550)
Canadian Pacific Kansas City Ltd.	381	01/17/25	CAD	110.00	CAD	3,965	(7,952)
CenterPoint Energy, Inc.	446	01/17/25	USD	30.20	USD	1,415	(73,462)
Cheniere Energy, Inc.	82	01/17/25	USD	200.00	USD	1,762	(132,430)
Cheniere Energy, Inc.	70	01/17/25	USD	210.00	USD	1,504	(55,300)
CMS Energy Corp.	284	01/17/25	USD	70.00	USD	1,893	(38,340)
Duke Energy Corp.	175	01/17/25	USD	115.00	USD	1,885	(2,188)
Eaton Corp. PLC	35	01/17/25	USD	370.00	USD	1,162	(1,400)
First Solar, Inc.	22	01/17/25	USD	220.00	USD	388	(506)
GE Vernova, Inc.	74	01/17/25	USD	350.00	USD	2,434	(34,040)
Hess Midstream LP, Class A	180	01/17/25	USD	36.04	USD	667	(23,836)
Hubbell, Inc.	42	01/17/25	USD	450.00	USD	1,759	(11,970)
Ingersoll Rand, Inc.	270	01/17/25	USD	105.00	USD	2,442	(36,450)
Linde PLC	31	01/17/25	USD	475.00	USD	1,298	(7,750)
NextEra Energy, Inc.	387	01/17/25	USD	77.50	USD	2,774	(5,225)
NEXTracker, Inc., Class A	188	01/17/25	USD	40.00	USD	687	(9,400)
NiSource, Inc.	387	01/17/25	USD	36.68	USD	1,423	(29,248)
nVent Electric PLC	181	01/17/25	USD	80.00	USD	1,234	(38,915)
ON Semiconductor Corp.	120	01/17/25	USD	75.00	USD	757	(1,440)
Owens Corning	80	01/17/25	USD	210.00	USD	1,363	(6,000)
PG&E Corp.	846	01/17/25	USD	22.00	USD	1,707	(3,384)
Public Service Enterprise Group, Inc.	207	01/17/25	USD	88.10	USD	1,749	(9,368)
Quanta Services, Inc.	82	01/17/25	USD	350.00	USD	2,592	(10,865)
Regal Rexnord Corp.	115	01/17/25	USD	180.00	USD	1,784	(8,625)
Republic Services, Inc.	116	01/17/25	USD	220.00	USD	2,334	(1,450)
Sempra	325	01/17/25	USD	91.25	USD	2,851	(9,266)
Targa Resources Corp.	136	01/17/25	USD	195.00	USD	2,428	(8,500)
TC Energy Corp.	278	01/17/25	CAD	68.00	CAD	1,862	(9,960)
Trane Technologies PLC	91	01/17/25	USD	420.00	USD	3,361	(11,830)
Trane Technologies PLC	68	01/17/25	USD	410.00	USD	2,512	(8,500)
Union Pacific Corp.	34	01/17/25	USD	250.00	USD	775	(1,020)
Waste Management, Inc.	180	01/17/25	USD	220.00	USD	3,632	(2,250)
Williams Cos., Inc.	432	01/17/25	USD	60.00	USD	2,338	(3,240)
Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Constellation Energy Corp.	131	01/24/25	USD	265.00	USD	2,931	$ (9,498)
GE Vernova, Inc.	150	01/24/25	USD	345.00	USD	4,934	(156,750)
Southern Co.	255	01/24/25	USD	85.00	USD	2,099	(14,025)
Vistra Corp.	166	01/24/25	USD	162.50	USD	2,289	(23,655)
Williams Cos., Inc.	603	01/24/25	USD	54.00	USD	3,263	(183,915)
NextEra Energy, Inc.	248	01/31/25	USD	76.00	USD	1,778	(21,576)
ON Semiconductor Corp.	91	01/31/25	USD	69.00	USD	574	(11,875)
PG&E Corp.	802	01/31/25	USD	20.50	USD	1,618	(28,471)
NextEra Energy, Inc.	362	02/07/25	USD	74.00	USD	2,595	(72,400)
Vistra Corp.	182	02/07/25	USD	150.00	USD	2,509	(111,020)
American Electric Power Co., Inc.	259	02/21/25	USD	95.00	USD	2,389	(33,022)
CenterPoint Energy, Inc.	295	02/21/25	USD	33.00	USD	936	(14,750)
Cheniere Energy, Inc.	82	02/21/25	USD	220.00	USD	1,762	(48,790)
Duke Energy Corp.	172	02/21/25	USD	110.00	USD	1,853	(47,300)
Eaton Corp. PLC	17	02/21/25	USD	350.00	USD	564	(14,110)
Hess Midstream LP, Class A	181	02/21/25	USD	38.00	USD	670	(9,502)
Hubbell, Inc.	31	02/21/25	USD	460.00	USD	1,299	(20,227)
Ingersoll Rand, Inc.	95	02/21/25	USD	97.00	USD	859	(13,072)
Linde PLC	31	02/21/25	USD	465.00	USD	1,298	(2,558)
NiSource, Inc.	454	02/21/25	USD	36.47	USD	1,669	(61,928)
nVent Electric PLC	202	02/21/25	USD	75.00	USD	1,377	(30,300)
Owens Corning	80	02/21/25	USD	190.00	USD	1,363	(15,200)
Public Service Enterprise Group, Inc.	227	02/21/25	USD	86.01	USD	1,918	(50,833)
Quanta Services, Inc.	69	02/21/25	USD	340.00	USD	2,181	(52,785)
Republic Services, Inc.	96	02/21/25	USD	210.00	USD	1,931	(24,000)
Sempra	316	02/21/25	USD	86.50	USD	2,772	(114,941)
Southern Co.	236	02/21/25	USD	85.00	USD	1,943	(29,500)
Union Pacific Corp.	22	02/21/25	USD	245.00	USD	502	(3,630)
							$ (1,835,876)
OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Air Liquide SA	Bank of America N.A.	5,100	01/07/25	EUR	170.59	EUR	800	$ (22)
Cie de Saint-Gobain SA	Bank of America N.A.	23,700	01/07/25	EUR	87.65	EUR	2,033	(11,892)
EDP SA	Goldman Sachs International	269,700	01/07/25	EUR	3.70	EUR	833	—
Kingspan Group PLC	Bank of America N.A.	17,000	01/07/25	EUR	83.22	EUR	1,193	(1)
Prysmian SpA	Citibank N.A.	18,000	01/07/25	EUR	68.63	EUR	1,112	—
Vinci SA	Bank of America N.A.	48,000	01/07/25	EUR	105.00	EUR	4,771	(471)
Cie de Saint-Gobain SA	BNP Paribas SA	28,300	01/09/25	EUR	88.56	EUR	2,428	(11,913)
EDP SA	Morgan Stanley & Co. International PLC	46,200	01/09/25	EUR	3.48	EUR	143	(4)
Prysmian SpA	Bank of America N.A.	22,700	01/09/25	EUR	63.45	EUR	1,402	(4,205)
Air Liquide SA	Goldman Sachs International	7,300	01/14/25	EUR	166.18	EUR	1,146	(1,567)
EDP SA	Morgan Stanley & Co. International PLC	84,200	01/14/25	EUR	3.52	EUR	260	(27)
Enel SpA	UBS AG	559,500	01/14/25	EUR	6.97	EUR	3,855	(28,955)
National Grid PLC	Goldman Sachs International	235,800	01/14/25	GBP	9.88	GBP	2,238	(14,355)
Schneider Electric SE	BNP Paribas SA	5,300	01/14/25	EUR	256.79	EUR	1,274	(1,481)
National Grid PLC	Goldman Sachs International	69,100	01/15/25	GBP	10.03	GBP	656	(3,318)
Enel SpA	Goldman Sachs International	204,100	01/16/25	EUR	7.09	EUR	1,406	(6,114)
RWE AG	UBS AG	139,700	01/16/25	EUR	33.03	EUR	4,028	(1,858)
SSE PLC	UBS AG	36,800	01/16/25	GBP	17.28	GBP	589	(2,079)
EDP SA	Goldman Sachs International	537,100	01/22/25	EUR	3.33	EUR	1,659	(5,068)
Schneider Electric SE	Barclays Bank PLC	3,900	01/22/25	EUR	252.38	EUR	937	(5,790)
SSE PLC	UBS AG	187,800	01/23/25	GBP	16.40	GBP	3,012	(65,480)
Vestas Wind Systems A/S	Goldman Sachs International	61,700	01/24/25	DKK	113.43	DKK	6,093	(6,265)
EDP SA	Bank of America N.A.	96,500	01/28/25	EUR	3.22	EUR	298	(2,751)
Kingspan Group PLC	Bank of America N.A.	20,200	01/28/25	EUR	70.67	EUR	1,423	(45,194)
National Grid PLC	Goldman Sachs International	215,900	01/28/25	GBP	9.51	GBP	2,051	(49,078)
Vestas Wind Systems A/S	Morgan Stanley & Co. International PLC	82,100	01/28/25	DKK	100.05	DKK	8,052	(48,291)

2024
BlackRock Annual Report to Shareholders

Schedule of Investments
(continued)
December 31, 2024
BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

OTC Options Written (continued)
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
EDP SA	Bank of America N.A.	96,500	02/06/25	EUR	3.17	EUR	298	$ (4,833)
Targa Resources Corp.	Morgan Stanley & Co. International PLC	9,900	02/07/25	USD	184.62	USD	1,767	(49,152)
TC Energy Corp.	Morgan Stanley & Co. International PLC	18,800	02/10/25	CAD	68.76	CAD	1,259	(14,849)
Entergy Corp.	Citibank N.A.	37,100	02/19/25	USD	76.41	USD	2,813	(82,768)
CMS Energy Corp.	Barclays Bank PLC	26,100	02/24/25	USD	67.99	USD	1,740	(36,004)
Pembina Pipeline Corp.	Royal Bank of Canada	59,800	02/27/25	CAD	54.25	CAD	3,176	(37,103)
								$ (540,888)
Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (4,545,706)	$ 2,494,490	$ (325,548)	$ (2,376,764)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 2,376,764	$ —	$ —	$ —	$ 2,376,764
For the period ended December 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$ —	$ —	$ (14,328,396)	$ —	$ —	$ —	$ (14,328,396)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ 5,965,132	$ —	$ —	$ —	$ 5,965,132
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$ 4,798,363
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 2,376,764
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	2,376,764
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,835,876)
Total derivative assets and liabilities subject to an MNA	$ —	$ 540,888
Schedule of Investments

Schedule of Investments
(continued)
December 31, 2024
BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the
Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$ 69,369	$ —	$ (69,369)	$ —	$ —
Barclays Bank PLC	41,794	—	(41,794)	—	—
BNP Paribas SA	13,394	—	—	—	13,394
Citibank N.A.	82,768	—	(45,523)	—	37,245
Goldman Sachs International	85,765	—	(85,765)	—	—
Morgan Stanley & Co. International PLC	112,323	—	(112,323)	—	—
Royal Bank of Canada	37,103	—	—	—	37,103
UBS AG	98,372	—	(40,702)	—	57,670
	$ 540,888	$ —	$ (395,476)	$ —	$ 145,412

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)
Net amount represents the net amount payable due to the counterparty in the event of default.  Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust
’
s financial instruments into major categories
is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Building Products	$ 24,572,017	$ 21,659,913	$ —	$ 46,231,930
Chemicals	7,505,916	6,435,575	—	13,941,491
Commercial Services & Supplies	22,533,428	—	—	22,533,428
Construction & Engineering	13,688,126	14,388,174	—	28,076,300
Electric Utilities	94,102,795	38,760,741	—	132,863,536
Electrical Equipment	52,316,552	21,498,825	—	73,815,377
Ground Transportation	13,114,370	—	—	13,114,370
Independent Power and Renewable Electricity Producers	25,453,981	—	—	25,453,981
Machinery	9,453,070	—	—	9,453,070
Multi-Utilities	49,771,832	17,677,671	—	67,449,503
Oil, Gas & Consumable Fuels	58,768,703	—	—	58,768,703
Semiconductors & Semiconductor Equipment	7,445,402	—	—	7,445,402
Short-Term Securities
Money Market Funds	13,062,505	—	—	13,062,505
	$ 391,788,697	$ 120,420,899	$ —	$ 512,209,596
Derivative Financial Instruments (a)
Liabilities
Equity Contracts	$ (1,449,224)	$ (927,540)	$ —	$ (2,376,764)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

2024
BlackRock Annual Report to Shareholders

Statements of Assets and Liabilities
December 31, 2024

	BGR	BDJ (a)	BOE	BGY
ASSETS
Investments, at value — unaffiliated (b)	$ 353,822,195	$ 1,563,922,401	$ 701,429,725	$ 564,976,361
Investments, at value — affiliated (c)	7,583,996	46,597,729	7,033,278	3,742,337
Cash	—	15,980	—	—
Foreign currency, at value (d)	228,832	31,968	262,325	90,323
Receivables:
Dividends — unaffiliated	325,935	1,899,848	1,406,936	1,376,170
Dividends — affiliated	30,929	108,656	23,254	17,106
Deferred offering costs	—	210,889	—	—
Prepaid expenses	—	7,440	—	—
Total assets	361,991,887	1,612,794,911	710,155,518	570,202,297
LIABILITIES
Options written, at value (e)	1,632,661	10,489,212	4,114,542	4,331,111
Payables:
Investments purchased	—	3,452,040	—	—
Accounting services fees	18,334	39,168	24,604	20,420
Custodian fees	8,458	33,867	31,709	50,454
Deferred capital gain tax	—	—	—	9,770
Investment advisory fees	308,781	1,108,223	504,661	489,031
IRS compliance fee for foreign withholding tax claims	—	—	—	1,650,132
Trustees ’ and Officer ’ s fees	358,035	942,751	617,771	515,644
Other accrued expenses	15,134	29,592	15,593	18,108
Professional fees	68,254	56,711	120,176	143,702
Transfer agent fees	12,455	34,902	17,263	14,894
Total liabilities	2,422,112	16,186,466	5,446,319	7,243,266
Commitments and contingent liabilities
NET ASSETS	$ 359,569,775	$ 1,596,608,445	$ 704,709,199	$ 562,959,031
NET ASSETS CONSIST OF
Paid-in capital (f)(g)(h)	$ 473,802,245	$ 1,226,341,998	$ 577,667,232	$ 509,795,862
Accumulated earnings (loss)	(114,232,470)	370,266,447	127,041,967	53,163,169
NET ASSETS	$ 359,569,775	$ 1,596,608,445	$ 704,709,199	$ 562,959,031
Net asset value	$ 13.77	$ 9.02	$ 12.05	$ 5.91
(a) Consolidated Statements of Assets and Liabilities.
(b) Investments, at cost — unaffiliated	$241,326,966	$1,276,112,714	$550,585,379	$494,250,581
(c) Investments, at cost — affiliated	$7,583,996	$46,597,729	$7,033,278	$3,742,337
(d) Foreign currency, at cost	$229,183	$32,119	$262,916	$90,262
(e) Premiums received	$2,551,928	$20,123,825	$7,687,194	$5,915,885
(f) Shares outstanding	26,108,893	176,944,689	58,487,968	95,320,925
(g) Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
(h) Par value	$0.001	$0.001	$0.001	$0.001
See notes to financial statements.
Financial Statements

Statements of Assets and Liabilities
 (continued)
December 31, 2024

	CII	BMEZ	BME	BIGZ
ASSETS
Investments, at value — unaffiliated (a)(b)	$ 905,684,805	$ 1,624,787,940	$ 523,327,618	$ 1,792,215,092
Investments, at value — affiliated (c)	6,755,922	61,349,683	26,552,753	16,270,816
Cash	—	127,446	5,813	—
Foreign currency, at value (d)	617	701	235	—
Receivables:
Investments sold	—	17,105	1,713	—
Securities lending income — affiliated	456	7,807	158	2,842
Dividends — unaffiliated	214,914	773,117	299,577	49,669
Dividends — affiliated	39,432	226,282	100,806	14,178
Interest — unaffiliated	—	22,060	2,168	—
Deferred offering costs	—	—	84,599	—
Prepaid expenses	703	8,652	—	8,742
Total assets	912,696,849	1,687,320,793	550,375,440	1,808,561,339
LIABILITIES
Bank overdraft	181,324	—	—	—
Collateral on securities loaned	435,165	10,228,332	278,058	14,260,657
Options written, at value (e)	11,480,390	10,440,970	2,822,101	6,220,791
Payables:
Investments purchased	—	—	493,107	—
Accounting services fees	20,419	84,331	12,106	84,484
Custodian fees	12,280	98,311	21,115	34,068
Investment advisory fees	659,437	1,826,937	473,572	1,973,979
Trustees ’ and Officer ’ s fees	265,082	265,414	25,730	237,229
Other accrued expenses	7,284	121,644	15,739	555,658
Professional fees	67,014	143,488	83,654	182,353
Proxy fees	—	167,274	—	—
Transfer agent fees	17,146	61,837	14,994	50,705
Total liabilities	13,145,541	23,438,538	4,240,176	23,599,924
Commitments and contingent liabilities
NET ASSETS	$ 899,551,308	$ 1,663,882,255	$ 546,135,264	$ 1,784,961,415
NET ASSETS CONSIST OF
Paid-in capital (f)(g)(h)	$ 516,182,985	$ 1,685,240,974	$ 381,133,280	$ 3,723,540,676
Accumulated earnings (loss)	383,368,323	(21,358,719)	165,001,984	(1,938,579,261)
NET ASSETS	$ 899,551,308	$ 1,663,882,255	$ 546,135,264	$ 1,784,961,415
Net asset value	$ 21.43	$ 16.43	$ 41.20	$ 8.37
(a) Investments, at cost — unaffiliated	$599,221,066	$1,598,524,737	$353,885,548	$1,870,486,959
(b) Securities loaned, at value	$425,316	$9,958,080	$276,299	$13,912,671
(c) Investments, at cost — affiliated	$6,755,963	$61,350,462	$26,552,737	$16,270,379
(d) Foreign currency, at cost	$620	$732	$239	$—
(e) Premiums received	$14,633,458	$15,891,589	$5,345,930	$10,409,882
(f) Shares outstanding	41,967,166	101,255,117	13,255,490	213,338,148
(g) Shares authorized	200 million	Unlimited	Unlimited	Unlimited
(h) Par value	$0.10	$0.001	$0.001	$0.001
See notes to financial statements.

2024
BlackRock Annual Report to Shareholders

Statements of Assets and Liabilities
 (continued)
December 31, 2024

	BCX	BSTZ (a)	BST (a)	BUI
ASSETS
Investments, at value — unaffiliated (b)(c)	$ 742,562,101	$ 1,688,662,127	$ 1,385,718,353	$ 499,147,091
Investments, at value — affiliated (d)	30,765,815	9,501,701	2,210,263	13,062,505
Cash	—	11,578	134,293	155,364
Cash pledged as collateral for OTC derivatives	—	380,000	—	—
Foreign currency, at value (e)	71,339	1,164	2,100	69,811
Receivables:
Investments sold	—	—	456	707
Securities lending income — affiliated	505	15,132	773	397
Capital shares sold	—	—	—	574,300
Dividends — unaffiliated	961,398	74,883	142,252	681,135
Dividends — affiliated	74,327	43,476	14,475	35,211
Interest — unaffiliated	159,250	—	—	—
Deferred offering costs	—	—	71,340	106,065
Prepaid expenses	—	6,466	4,122	—
Total assets	774,594,735	1,698,696,527	1,388,298,427	513,832,586
LIABILITIES
Bank overdraft	152,061	—	—	—
Collateral on securities loaned	1,847,500	7,485,830	565,400	—
Options written, at value (f)	2,922,240	11,477,631	10,929,305	2,376,764
Payables:
Accounting services fees	24,582	79,933	20,425	20,425
Custodian fees	22,956	67,069	17,543	18,735
Deferred capital gain tax	—	3,558,599	421,779	—
Investment advisory fees	670,918	1,814,551	1,183,708	444,445
Trustees ’ and Officer ’ s fees	241,888	246,792	36,003	246
Other accrued expenses	36,065	107,336	84,358	36,829
Professional fees	86,029	173,377	133,508	67,054
Transfer agent fees	23,481	93,959	30,038	14,114
Total liabilities	6,027,720	25,105,077	13,422,067	2,978,612
Commitments and contingent liabilities
NET ASSETS	$ 768,567,015	$ 1,673,591,450	$ 1,374,876,360	$ 510,853,974
NET ASSETS CONSIST OF
Paid-in capital (g)(h)(i)	$ 942,097,295	$ 1,029,251,385	$ 729,562,726	$ 370,865,705
Accumulated earnings (loss)	(173,530,280)	644,340,065	645,313,634	139,988,269
NET ASSETS	$ 768,567,015	$ 1,673,591,450	$ 1,374,876,360	$ 510,853,974
Net asset value	$ 9.58	$ 23.14	$ 39.60	$ 22.65
(a) Consolidated Statements of Assets and Liabilities.
(b) Investments, at cost — unaffiliated	$693,590,037	$994,668,170	$721,707,345	$346,826,799
(c) Securities loaned, at value	$1,818,411	$7,194,950	$542,784	$—
(d) Investments, at cost — affiliated	$30,765,955	$9,500,263	$2,210,263	$13,062,505
(e) Foreign currency, at cost	$71,616	$1,188	$2,313	$69,918
(f) Premiums received	$5,939,779	$14,389,743	$15,302,365	$4,545,706
(g) Shares outstanding	80,197,858	72,314,687	34,720,019	22,551,850
(h) Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
(i) Par value	$0.001	$0.001	$0.001	$0.001
See notes to financial statements.
Financial Statements

Statements of Operations
Year Ended December 31, 2024

	BGR	BDJ (a)	BOE	BGY
INVESTMENT INCOME
Dividends — unaffiliated	$ 13,636,673	$ 45,639,398	$ 18,323,631	$ 16,618,755
Dividends — affiliated	368,659	1,687,407	348,611	352,353
Securities lending income — affiliated — net	—	464	23	—
Other income — unaffiliated	—	—	60,158	—
Foreign taxes withheld	(660,284)	(521,780)	(1,015,017)	(1,524,537)
Foreign withholding tax claims	—	—	206,782	2,442,978
IRS compliance fee for foreign withholding tax claims	—	—	—	(1,650,133)
Total investment income	13,345,048	46,805,489	17,924,188	16,239,416
EXPENSES
Investment advisory	4,360,775	13,517,101	7,420,543	6,196,036
Transfer agent	196,674	582,621	286,448	239,086
Professional	108,815	87,308	138,602	441,749
Trustees and Officer	66,404	191,850	110,146	94,132
Accounting services	44,039	94,542	59,537	49,500
Printing and postage	26,082	68,199	27,099	28,331
Custodian	21,255	79,329	75,259	122,535
Registration	9,555	64,758	21,405	34,885
Miscellaneous	53,763	176,326	88,686	122,466
Total expenses excluding interest expense	4,887,362	14,862,034	8,227,725	7,328,720
Interest expense — unaffiliated	680	4,073	4,783	23,113
Total expenses	4,888,042	14,866,107	8,232,508	7,351,833
Less:
Fees waived and/or reimbursed by the Manager	(445,644)	(25,016)	(1,303,769)	(5,220)
Total expenses after fees waived and/or reimbursed	4,442,398	14,841,091	6,928,739	7,346,613
Net investment income	8,902,650	31,964,398	10,995,449	8,892,803
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	19,721,209	124,738,978	36,871,450	40,623,999
Investments — affiliated	—	(896)	98	—
Foreign currency transactions	31,675	36,494	(3,347)	(136,984)
Options written	(2,739,126)	(53,221,661)	(15,973,502)	(6,055,084)
Payment by affiliate	4,285	3,800	—	—
	17,018,043	71,556,715	20,894,699	34,431,931
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(11,982,519)	35,744,378	22,824,628	(37,527,918) (b)
Foreign currency translations	(1,304)	(4,483)	(57,001)	(49,368)
Options written	206,038	25,508,715	7,740,032	6,032,978
	(11,777,785)	61,248,610	30,507,659	(31,544,308)
Net realized and unrealized gain	5,240,258	132,805,325	51,402,358	2,887,623
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 14,142,908	$ 164,769,723	$ 62,397,807	$ 11,780,426
(a) Consolidated Statements of Operations.
(b) Net of increase in deferred capital gain tax of	$ —	$ —	$ —	$ (5,295)
See notes to financial statements.

2024
BlackRock Annual Report to Shareholders

Statements of Operations
 (continued)
Year Ended December 31, 2024

	CII	BMEZ	BME	BIGZ
INVESTMENT INCOME
Dividends — unaffiliated	$ 9,956,254	$ 28,192,494	$ 6,529,959	$ 5,228,417
Dividends — affiliated	550,353	2,809,760	1,061,011	274,104
Securities lending income — affiliated — net	2,875	89,537	3,625	53,308
Foreign taxes withheld	(197,142)	(183,293)	(27,568)	(62,600)
Total investment income	10,312,340	30,908,498	7,567,027	5,493,229
EXPENSES
Investment advisory	7,793,092	23,420,085	6,050,327	24,065,312
Transfer agent	309,522	394,121	249,680	517,805
Professional	103,418	178,014	128,947	120,754
Trustees and Officer	80,516	132,355	41,486	132,620
Printing and postage	63,964	32,738	27,440	34,101
Accounting services	49,500	193,581	29,507	192,505
Custodian	41,975	202,461	46,494	80,865
Registration	15,373	37,332	8,486	78,352
Proxy	—	1,973,287	—	2,696,205
Miscellaneous	58,314	502,628	73,166	1,074,124
Total expenses excluding interest expense	8,515,674	27,066,602	6,655,533	28,992,643
Interest expense — unaffiliated	72	1,713	78	15,435
Total expenses	8,515,746	27,068,315	6,655,611	29,008,078
Less:
Fees waived and/or reimbursed by the Manager	(8,174)	(42,160)	(15,682)	(4,111)
Total expenses after fees waived and/or reimbursed	8,507,572	27,026,155	6,639,929	29,003,967
Net investment income (loss)	1,804,768	3,882,343	927,098	(23,510,738)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	166,095,625	25,274,742	36,669,600	63,941,483
Investments — affiliated	7	984	(735)	9,895
Forward foreign currency exchange contracts	—	(3,753,243)	—	—
Foreign currency transactions	39,231	(78,838)	2,524	23,765
Options written	(35,047,640)	(4,293,260)	(7,907,613)	(13,094,737)
	131,087,223	17,150,385	28,763,776	50,880,406
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(19,670,041)	(17,966,664)	(11,233,566)	(4,493,880)
Investments — affiliated	(1)	(199)	16	(724)
Forward foreign currency exchange contracts	—	(1,429,095)	—	—
Foreign currency translations	(3)	(42,997)	(5,773)	(2)
Options written	11,435,274	22,155,749	5,003,236	12,830,161
	(8,234,771)	2,716,794	(6,236,087)	8,335,555
Net realized and unrealized gain	122,852,452	19,867,179	22,527,689	59,215,961
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 124,657,220	$ 23,749,522	$ 23,454,787	$ 35,705,223
See notes to financial statements.
Financial Statements

Statements of Operations
 (continued)
Year Ended December 31, 2024

	BCX	BSTZ (a)	BST (a)	BUI
INVESTMENT INCOME
Dividends — unaffiliated	$ 28,083,269	$ 5,760,807	$ 4,836,227	$ 11,435,023
Dividends — affiliated	997,798	681,264	323,911	377,953
Securities lending income — affiliated — net	13,763	208,381	41,508	5,005
Non-cash dividends — unaffiliated	—	—	—	605,556
Foreign taxes withheld	(1,182,907)	(2,674,798)	(1,005,839)	(505,472)
Foreign withholding tax claims	—	—	—	100,738
Total investment income	27,911,923	3,975,654	4,195,807	12,018,803
EXPENSES
Investment advisory	8,660,001	20,704,192	12,950,170	5,139,069
Transfer agent	388,892	482,845	145,372	68,569
Professional	106,982	176,069	169,035	110,430
Trustees and Officer	73,736	117,773	72,757	32,990
Accounting services	59,061	180,165	49,074	49,074
Custodian	56,098	139,701	40,495	43,795
Registration	29,351	26,466	13,813	4,202
Printing and postage	29,340	33,436	14,495	11,337
Proxy	—	2,335,932	—	—
Miscellaneous	103,212	374,032	389,236	86,099
Total expenses excluding interest expense	9,506,673	24,570,611	13,844,447	5,545,565
Interest expense — unaffiliated	2,071	16,198	3,501	957
Total expenses	9,508,744	24,586,809	13,847,948	5,546,522
Less:
Fees waived and/or reimbursed by the Manager	(14,944)	(10,202)	(4,806)	(5,615)
Total expenses after fees waived and/or reimbursed	9,493,800	24,576,607	13,843,142	5,540,907
Net investment income (loss)	18,418,123	(20,600,953)	(9,647,335)	6,477,896
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	19,396,946	197,832,704	117,923,679	39,576,285
Investments — affiliated	(255)	4,768	512	759
Foreign currency transactions	193,297	(254,867)	(39,933)	(40,162)
Options written	2,811,864	(70,130,517)	(68,799,557)	(14,328,396)
Payment by affiliate	2,350	—	—	—
	22,404,202	127,452,088	49,084,701	25,208,486
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(73,943,037)	163,506,985 (b)	223,500,563 (b)	(2,032,720)
Investments — affiliated	359	876	495	(4)
Foreign currency translations	2,135	(2,374)	(730)	(3,584)
Options written	6,261,268	7,183,300	9,341,761	5,965,132
	(67,679,275)	170,688,787	232,842,089	3,928,824
Net realized and unrealized gain (loss)	(45,275,073)	298,140,875	281,926,790	29,137,310
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ (26,856,950)	$ 277,539,922	$ 272,279,455	$ 35,615,206
(a) Consolidated Statements of Operations.
(b) Net of increase in deferred capital gain tax of	$ —	$ (2,056,047)	$ (421,779)	$ —
See notes to financial statements.

2024
BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets

	BGR		BDJ (a)
	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/24	Year Ended 12/31/23

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$ 8,902,650	$ 10,408,652	$ 31,964,398	$ 34,246,184
Net realized gain	17,018,043	23,169,588	71,556,715	102,886,094
Net change in unrealized appreciation (depreciation)	(11,777,785)	(15,169,570)	61,248,610	12,843,150
Net increase in net assets resulting from operations	14,142,908	18,408,670	164,769,723	149,975,428
DISTRIBUTIONS TO SHAREHOLDERS (b)
From net investment income and net realized gain	(8,876,987)	(10,396,825)	(125,237,041)	(135,982,780)
Return of capital	(13,896,512)	(11,108,880)	—	—
Decrease in net assets resulting from distributions to shareholders	(22,773,499)	(21,505,705)	(125,237,041)	(135,982,780)
CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	—	—	—	702,786
Redemption of shares resulting from share repurchase program (including transaction costs)	(19,781,491)	(7,413,692)	(84,525,360)	(2,735,878)
Net decrease in net assets derived from capital share transactions	(19,781,491)	(7,413,692)	(84,525,360)	(2,033,092)
NET ASSETS
Total increase (decrease) in net assets	(28,412,082)	(10,510,727)	(44,992,678)	11,959,556
Beginning of year	387,981,857	398,492,584	1,641,601,123	1,629,641,567
End of year	$ 359,569,775	$ 387,981,857	$ 1,596,608,445	$ 1,641,601,123

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets
 (continued)

	BOE		BGY
	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/24	Year Ended 12/31/23

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$ 10,995,449	$ 13,670,798	$ 8,892,803	$ 8,622,266
Net realized gain (loss)	20,894,699	(3,531,179)	34,431,931	25,103,078
Net change in unrealized appreciation (depreciation)	30,507,659	86,840,574	(31,544,308)	49,586,269
Net increase in net assets resulting from operations	62,397,807	96,980,193	11,780,426	83,311,613
DISTRIBUTIONS TO SHAREHOLDERS (a)
From net investment income and net realized gain	(10,955,631)	(13,739,848)	(41,087,555)	(17,300,662)
Return of capital	(36,227,997)	(33,325,380)	—	(23,857,237)
Decrease in net assets resulting from distributions to shareholders	(47,183,628)	(47,065,228)	(41,087,555)	(41,157,899)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(36,994,167)	(11,889,663)	(30,215,690)	(13,143,239)
NET ASSETS
Total increase (decrease) in net assets	(21,779,988)	38,025,302	(59,522,819)	29,010,475
Beginning of year	726,489,187	688,463,885	622,481,850	593,471,375
End of year	$ 704,709,199	$ 726,489,187	$ 562,959,031	$ 622,481,850

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2024
BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets
 (continued)

	CII		BMEZ
	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/24	Year Ended 12/31/23

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$ 1,804,768	$ 2,873,748	$ 3,882,343	$ (12,827,913)
Net realized gain (loss)	131,087,223	27,313,271	17,150,385	(125,606)
Net change in unrealized appreciation (depreciation)	(8,234,771)	122,020,412	2,716,794	82,812,081
Net increase in net assets resulting from operations	124,657,220	152,207,431	23,749,522	69,858,562
DISTRIBUTIONS TO SHAREHOLDERS (a)
From net investment income and net realized gain	(53,906,727)	(52,698,168)	—	—
Return of capital	—	—	(177,775,924)	(170,987,587)
Decrease in net assets resulting from distributions to shareholders	(53,906,727)	(52,698,168)	(177,775,924)	(170,987,587)
CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	—	274,446	—	—
Redemption of shares resulting from share repurchase program (including transaction costs)	(45,649,966)	—	(89,462,275)	(47,918,763)
Net increase (decrease) in net assets derived from capital share transactions	(45,649,966)	274,446	(89,462,275)	(47,918,763)
NET ASSETS
Total increase (decrease) in net assets	25,100,527	99,783,709	(243,488,677)	(149,047,788)
Beginning of year	874,450,781	774,667,072	1,907,370,932	2,056,418,720
End of year	$ 899,551,308	$ 874,450,781	$ 1,663,882,255	$ 1,907,370,932

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets
 (continued)

	BME		BIGZ
	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/24	Year Ended 12/31/23

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$ 927,098	$ 2,005,523	$ (23,510,738)	$ (24,835,889)
Net realized gain (loss)	28,763,776	26,685,806	50,880,406	(395,036,508)
Net change in unrealized appreciation (depreciation)	(6,236,087)	(8,674,311)	8,335,555	631,441,416
Net increase in net assets resulting from operations	23,454,787	20,017,018	35,705,223	211,569,019
DISTRIBUTIONS TO SHAREHOLDERS (a)
From net investment income and net realized gain	(28,577,659)	(25,396,234)	—	—
Return of capital	(7,344,579)	(10,214,453)	(184,726,032)	(173,714,456)
Decrease in net assets resulting from distributions to shareholders	(35,922,238)	(35,610,687)	(184,726,032)	(173,714,456)
CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	3,020,683	—	—
Reinvestment of distributions	—	511,503	—	—
Redemption of shares resulting from share repurchase program (including transaction costs)	(29,532,715)	—	(92,487,614)	(37,872,639)
Net increase (decrease) in net assets derived from capital share transactions	(29,532,715)	3,532,186	(92,487,614)	(37,872,639)
NET ASSETS
Total decrease in net assets	(42,000,166)	(12,061,483)	(241,508,423)	(18,076)
Beginning of year	588,135,430	600,196,913	2,026,469,838	2,026,487,914
End of year	$ 546,135,264	$ 588,135,430	$ 1,784,961,415	$ 2,026,469,838

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2024
BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets
 (continued)

	BCX		BSTZ (a)
	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/24	Year Ended 12/31/23

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$ 18,418,123	$ 24,403,314	$ (20,600,953)	$ (15,155,748)
Net realized gain (loss)	22,404,202	33,949,389	127,452,088	(40,897,514)
Net change in unrealized appreciation (depreciation)	(67,679,275)	(66,990,639)	170,688,787	336,014,543
Net increase (decrease) in net assets resulting from operations	(26,856,950)	(8,637,936)	277,539,922	279,961,281
DISTRIBUTIONS TO SHAREHOLDERS (b)
From net investment income and net realized gain	(20,754,349)	(24,357,046)	(76,763,205)	—
Return of capital	(32,577,896)	(29,035,558)	(74,781,695)	(140,469,092)
Decrease in net assets resulting from distributions to shareholders	(53,332,245)	(53,392,604)	(151,544,900)	(140,469,092)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(42,582,282)	(29,812,008)	(82,227,801)	(34,325,597)
NET ASSETS
Total increase (decrease) in net assets	(122,771,477)	(91,842,548)	43,767,221	105,166,592
Beginning of year	891,338,492	983,181,040	1,629,824,229	1,524,657,637
End of year	$ 768,567,015	$ 891,338,492	$ 1,673,591,450	$ 1,629,824,229

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets
 (continued)

	BST (a)		BUI
	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/24	Year Ended 12/31/23

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$ (9,647,335)	$ (7,655,006)	$ 6,477,896	$ 7,841,668
Net realized gain	49,084,701	50,365,846	25,208,486	19,192,335
Net change in unrealized appreciation (depreciation)	232,842,089	247,434,391	3,928,824	9,049,746
Net increase in net assets resulting from operations	272,279,455	290,145,231	35,615,206	36,083,749
DISTRIBUTIONS TO SHAREHOLDERS (b)
From net investment income and net realized gain	(54,438,359)	(50,091,649)	(25,151,530)	(21,447,319)
Return of capital	(49,592,586)	(51,595,440)	(7,834,340)	(11,077,670)
Decrease in net assets resulting from distributions to shareholders	(104,030,945)	(101,687,089)	(32,985,870)	(32,524,989)
CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	8,635,484	41,619,188	1,263,628	3,779,817
Reinvestment of distributions	1,567,740	5,644,095	499,080	730,387
Net increase in net assets derived from capital share transactions	10,203,224	47,263,283	1,762,708	4,510,204
NET ASSETS
Total increase in net assets	178,451,734	235,721,425	4,392,044	8,068,964
Beginning of year	1,196,424,626	960,703,201	506,461,930	498,392,966
End of year	$ 1,374,876,360	$ 1,196,424,626	$ 510,853,974	$ 506,461,930

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2024
BlackRock Annual Report to Shareholders

Statements of Cash Flows
Year Ended December 31, 2024

	BGR	BDJ (a)	BOE	BGY
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$ 14,142,908	$ 164,769,723	$ 62,397,807	$ 11,780,426
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	203,256,591	1,115,371,847	469,806,899	347,730,427
Purchases of long-term investments	(163,748,127)	(843,739,396)	(377,488,003)	(284,754,516)
Net proceeds from sales (purchases) of short-term securities	(3,971,676)	(41,394,091)	(4,364,957)	4,517,766
Premiums paid on closing options written	(26,335,898)	(217,449,684)	(73,375,425)	(50,868,012)
Premiums received from options written	23,858,154	163,928,358	58,486,887	44,680,839
Net realized gain on investments and options written	(16,586,800)	(70,748,137)	(20,855,218)	(34,572,070)
Net unrealized (appreciation) depreciation on investments, options written and foreign currency translations	11,776,031	(61,253,075)	(30,564,075)	31,489,380
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(9,256)	(19,572)	(6,847)	15,072
Dividends — unaffiliated	275,108	160,407	419,807	(369,814)
Prepaid expenses	3,815	7,191	6,414	5,495
Deferred offering costs.	—	(2,000)	—	—
Increase (Decrease) in Liabilities
Due to broker	—	—	(530,000)	—
Payables
Accounting services fees	7,351	16,189	10,349	8,646
Custodian fees	23	1,622	5,117	20,270
Deferred capital gain tax	—	—	—	5,295
Investment advisory fees	(12,656)	8,262	3,931	(26,877)
IRS compliance fee for foreign withholding tax claims	—	—	—	1,650,132
Trustees ’ and Officer ’ s fees	(63,008)	(76,774)	(58,419)	(51,329)
Other accrued expenses	6,051	21,224	1,381	2,427
Professional fees	21,585	(63,118)	15,762	60,724
Transfer agent fees	(491)	(1,868)	(728)	(2,808)
Net cash provided by operating activities	42,619,705	209,537,108	83,910,682	71,321,473
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(22,773,499)	(125,237,041)	(47,183,628)	(41,087,555)
Net payments on redemption of capital shares	(19,781,491)	(84,525,360)	(36,994,167)	(30,215,690)
Net cash used for financing activities	(42,554,990)	(209,762,401)	(84,177,795)	(71,303,245)
CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	450	(18)	(586)	265
CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	65,165	(225,311)	(267,699)	18,493
Restricted and unrestricted cash and foreign currency at beginning of year	163,667	273,259	530,024	71,830
Restricted and unrestricted cash and foreign currency at end of year	$ 228,832	$ 47,948	$ 262,325	$ 90,323
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$ 680	$ 4,073	$ 4,783	$ 23,113
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$ —	$ 15,980	$ —	$ —
Foreign currency at value	228,832	31,968	262,325	90,323
	$ 228,832	$ 47,948	$ 262,325	$ 90,323

(a)	Consolidated Statements of Cash Flows.
See notes to financial statements.
Financial Statements

Statements of Cash Flows
 (continued)
Year Ended December 31, 2024

	CII	BMEZ	BME	BIGZ
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$ 124,657,220	$ 23,749,522	$ 23,454,787	$ 35,705,223
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	700,914,329	1,066,705,136	236,385,392	1,071,283,597
Purchases of long-term investments	(580,344,779)	(786,866,228)	(169,972,875)	(758,164,326)
Net proceeds from sales (purchases) of short-term securities	6,574,549	(8,566,839)	4,843,505	4,569,587
Premiums paid on closing options written	(142,820,784)	(125,536,961)	(54,577,918)	(78,332,496)
Premiums received from options written	112,228,696	122,748,096	47,273,379	67,420,574
Net realized gain on investments and options written	(130,474,013)	(20,624,389)	(28,624,695)	(50,870,709)
Net unrealized (appreciation) depreciation on investments, options written and foreign currency translations	8,234,771	(2,759,744)	6,230,321	(8,335,555)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	340	83,936	44,608	(7,093)
Dividends — unaffiliated	298,713	259,776	173,479	271,755
Interest — unaffiliated	—	(22,060)	(2,168)	—
Securities lending income — affiliated	(141)	2,990	(12)	1,525
Prepaid expenses	5,339	7,508	5,292	7,878
Deferred offering costs.	—	—	(1,999)	—
Increase (Decrease) in Liabilities
Collateral on securities loaned	37,580	(2,072,335)	278,058	(6,243,802)
Payables
Accounting services fees	8,645	10,611	5,320	7,312
Custodian fees	4,394	27,329	6,120	8,750
Investment advisory fees	40,930	(127,787)	(15,535)	(127,668)
Trustees ’ and Officer ’ s fees	10,276	45,047	(10,245)	46,792
Other accrued expenses	4,238	52,534	2,044	330,204
Professional fees	(4,859)	(27,074)	23,387	(59,331)
Proxy fees	—	78,541	—	(309,518)
Transfer agent fees	545	33,497	915	10,582
Net cash provided by operating activities	99,375,989	267,201,106	65,521,160	277,213,281
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(53,906,727)	(177,775,924)	(35,922,238)	(184,726,032)
Net payments on redemption of capital shares	(45,649,966)	(89,462,275)	(29,532,715)	(92,487,614)
Increase (decrease) in bank overdraft	181,324	(291,881)	(60,686)	—
Net cash used for financing activities	(99,375,369)	(267,530,080)	(65,515,639)	(277,213,646)
CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(3)	(47)	(7)	(2)
CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	617	(329,021)	5,514	(367)
Restricted and unrestricted cash and foreign currency at beginning of year	—	457,168	534	367
Restricted and unrestricted cash and foreign currency at end of year	$ 617	$ 128,147	$ 6,048	$ —
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$ 72	$ 1,713	$ 78	$ 15,435
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$ —	$ 127,446	$ 5,813	$ —
Foreign currency at value	617	701	235	—
	$ 617	$ 128,147	$ 6,048	$ —
See notes to financial statements.

2024
BlackRock Annual Report to Shareholders

Statements of Cash Flows
 (continued)
Year Ended December 31, 2024

	BCX	BSTZ (a)	BST (a)	BUI
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$ (26,856,950)	$ 277,539,922	$ 272,279,455	$ 35,615,206
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	660,629,481	937,664,056	421,072,421	228,640,108
Purchases of long-term investments	(571,105,925)	(614,120,813)	(252,275,442)	(183,065,954)
Net proceeds from sales (purchases) of short-term securities	(10,455,165)	(5,145,534)	4,017,121	(6,445,466)
Premiums paid on closing options written	(50,215,675)	(195,731,851)	(188,574,880)	(46,650,211)
Premiums received from options written	52,334,610	125,489,655	124,649,063	32,881,901
Net realized gain on investments and options written	(22,124,734)	(127,390,592)	(49,205,583)	(24,302,832)
Net unrealized (appreciation) depreciation on investments, options written and foreign currency translations	67,681,688	(172,747,184)	(233,264,478)	(3,932,116)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(15,186)	(27,307)	(8,613)	4,014
Dividends — unaffiliated	342,318	174,359	22,973	85,367
Securities lending income — affiliated	640	(12,583)	2,502	(7)
Prepaid expenses	—	6,125	5,991	—
Deferred offering costs.	—	—	118,886	(1,639)
Increase (Decrease) in Liabilities
Due to broker	—	(680,000)	—	—
Collateral on securities loaned	(4,300,290)	4,620,303	(5,295,789)	(1,296,550)
Payables
Accounting services fees	9,874	16,021	8,220	8,220
Custodian fees	6,035	(2,903)	(5,416)	2,001
Deferred capital gain tax	—	2,056,047	421,779	—
Investment advisory fees	(73,211)	108,527	182,892	22,605
Trustees ’ and Officer ’ s fees	(28,645)	39,267	17,500	(7,995)
Other accrued expenses	4,605	(7,956)	2,560	8,321
Professional fees	(9,408)	(208,619)	(62,683)	27,338
Transfer agent fees	(1,223)	63,888	1,593	250
Net cash provided by operating activities	95,822,839	231,702,828	94,110,072	31,592,561
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(53,332,245)	(151,544,900)	(102,463,205)	(32,486,790)
Payments for offering costs	—	—	(122,160)	—
Net payments on redemption of capital shares	(42,582,282)	(82,227,801)	—	—
Increase (decrease) in bank overdraft	152,061	(347,361)	(506,784)	—
Proceeds from issuance of capital shares	—	—	8,635,484	689,328
Net cash used for financing activities	(95,762,466)	(234,120,062)	(94,456,665)	(31,797,462)
CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(278)	(24)	(120)	(292)
CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	60,095	(2,417,258)	(346,713)	(205,193)
Restricted and unrestricted cash and foreign currency at beginning of year	11,244	2,810,000	483,106	430,368
Restricted and unrestricted cash and foreign currency at end of year	$ 71,339	$ 392,742	$ 136,393	$ 225,175
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$ 2,071	$ 16,198	$ 3,501	$ 957
NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$ —	$ —	$ 1,567,740	$ 499,080
Financial Statements

Statements of Cash Flows
 (continued)
Year Ended December 31, 2024
	BCX	BSTZ (a)	BST (a)	BUI
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$ —	$ 11,578	$ 134,293	$ 155,364
Cash pledged
Collateral — OTC derivatives	—	380,000	—	—
Foreign currency at value	71,339	1,164	2,100	69,811
	$ 71,339	$ 392,742	$ 136,393	$ 225,175

(a)	Consolidated Statements of Cash Flows.
See notes to financial statements.

2024
BlackRock Annual Report to Shareholders

Financial Highlights
(For a share outstanding throughout each period)

BGR
	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20

Net asset value, beginning of year	$ 14.13	$ 14.21	$ 10.77	$ 8.17	$ 12.57
Net investment income (a)	0.33	0.37	0.42	0.28	0.32
Net realized and unrealized gain (loss)	0.15	0.32	3.60	2.77	(4.06)
Net increase (decrease) from investment operations	0.48	0.69	4.02	3.05	(3.74)
Distributions (b)
From net investment income	(0.33)	(0.37)	(0.42)	(0.28)	(0.32)
Return of capital	(0.51)	(0.40)	(0.16)	(0.17)	(0.34)
Total distributions	(0.84)	(0.77)	(0.58)	(0.45)	(0.66)
Net asset value, end of year	$ 13.77	$ 14.13	$ 14.21	$ 10.77	$ 8.17
Market price, end of year	$ 12.61	$ 12.45	$ 12.53	$ 9.48	$ 7.10
Total Return (c)
Based on net asset value	3.93% (d)	5.75%	38.51%	38.36% (d)	(29.03)%
Based on market price	8.02%	5.66%	38.76%	40.14%	(34.74)%
Ratios to Average Net Assets (e)
Total expenses	1.23%	1.29%	1.26%	1.33%	1.37%
Total expenses after fees waived and/or reimbursed	1.12%	1.07%	1.04%	1.11%	1.15%
Net investment income	2.25%	2.66%	3.21%	2.88%	3.77%
Supplemental Data
Net assets, end of year (000)	$ 359,570	$ 387,982	$ 398,493	$ 313,503	$ 237,868
Portfolio turnover rate	42%	38%	76%	61%	62%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Includes payment from an affiliate, which had no impact on the Trust ’ s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.
Financial Highlights

Financial Highlights
 (continued)
(For a share outstanding throughout each period)

BDJ
	Year Ended 12/31/24 (a)	Year Ended 12/31/23 (a)	Year Ended 12/31/22 (a)	Year Ended 12/31/21	Year Ended 12/31/20

Net asset value, beginning of year	$ 8.82	$ 8.74	$ 10.23	$ 9.35	$ 10.03
Net investment income (b)	0.17	0.18	0.16	0.15	0.18
Net realized and unrealized gain (loss)	0.71	0.63	(0.56)	1.60	(0.26)
Net increase (decrease) from investment operations	0.88	0.81	(0.40)	1.75	(0.08)
Distributions (c)
From net investment income	(0.20)	(0.13)	(0.04)	(0.28)	(0.15)
From net realized gain	(0.48)	(0.60)	(1.05)	(0.59)	(0.45)
Total distributions	(0.68)	(0.73)	(1.09)	(0.87)	(0.60)
Net asset value, end of year	$ 9.02	$ 8.82	$ 8.74	$ 10.23	$ 9.35
Market price, end of year	$ 8.28	$ 7.69	$ 9.01	$ 10.08	$ 8.47
Total Return (d)
Based on net asset value	10.89% (e)	10.37%	(3.71)% (e)	19.33%	0.77%
Based on market price	16.76%	(6.65)%	0.74%	29.80%	(7.70)%
Ratios to Average Net Assets (f)
Total expenses	0.88%	0.86%	0.84%	0.85%	0.86%
Total expenses after fees waived and/or reimbursed	0.88%	0.86%	0.84%	0.85%	0.86%
Net investment income	1.89%	2.12%	1.69%	1.44%	2.15%
Supplemental Data
Net assets, end of year (000)	$ 1,596,608	$ 1,641,601	$ 1,629,642	$ 1,902,838	$ 1,739,122
Portfolio turnover rate	50%	43%	81%	40%	48%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Trust ’ s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.

2024
BlackRock Annual Report to Shareholders

Financial Highlights
 (continued)
(For a share outstanding throughout each period)

BOE
	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20

Net asset value, beginning of year	$ 11.81	$ 10.97	$ 13.40	$ 12.28	$ 12.32
Net investment income (a)	0.18	0.22	0.20	0.19	0.26
Net realized and unrealized gain (loss)	0.84	1.38	(1.87)	1.69	0.46
Net increase (decrease) from investment operations	1.02	1.60	(1.67)	1.88	0.72
Distributions (b)
From net investment income	(0.18)	(0.22)	(0.19)	(0.19)	(0.26)
From net realized gain	—	—	(0.41)	(0.57)	—
Return of capital	(0.60)	(0.54)	(0.16)	—	(0.50)
Total distributions	(0.78)	(0.76)	(0.76)	(0.76)	(0.76)
Net asset value, end of year	$ 12.05	$ 11.81	$ 10.97	$ 13.40	$ 12.28
Market price, end of year	$ 10.77	$ 9.92	$ 9.56	$ 12.18	$ 10.91
Total Return (c)
Based on net asset value	9.67%	16.16%	(11.87)%	16.21%	7.65%
Based on market price	16.70%	11.95%	(15.51)%	18.89%	7.22%
Ratios to Average Net Assets (d)
Total expenses	1.11%	1.09%	1.06%	1.07%	1.09%
Total expenses after fees waived and/or reimbursed	0.93%	0.91%	0.89%	0.90%	0.92%
Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	0.93%	0.91%	0.88%	0.90%	0.92%
Net investment income	1.48%	1.93%	1.72%	1.46%	2.33%
Supplemental Data
Net assets, end of year (000)	$ 704,709	$ 726,489	$ 688,464	$ 857,721	$ 786,230
Portfolio turnover rate	51%	46%	44%	65%	61%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.
Financial Highlights

Financial Highlights
 (continued)
(For a share outstanding throughout each period)

BGY
	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20

Net asset value, beginning of year	$ 6.21	$ 5.78	$ 6.81	$ 6.49	$ 6.47
Net investment income (a)	0.09	0.09	0.10	0.09	0.12
Net realized and unrealized gain (loss)	0.02	0.75	(0.72)	0.64	0.31
Net increase (decrease) from investment operations	0.11	0.84	(0.62)	0.73	0.43
Distributions (b)
From net investment income	(0.08)	(0.08)	(0.10)	(0.14)	(0.13)
From net realized gain	(0.33)	(0.09)	(0.10)	(0.15)	—
Return of capital	—	(0.24)	(0.21)	(0.12)	(0.28)
Total distributions	(0.41)	(0.41)	(0.41)	(0.41)	(0.41)
Net asset value, end of year	$ 5.91	$ 6.21	$ 5.78	$ 6.81	$ 6.49
Market price, end of year	$ 5.31	$ 5.27	$ 5.02	$ 6.28	$ 5.87
Total Return (c)
Based on net asset value	2.55%	15.94%	(8.33)%	11.92%	8.18%
Based on market price	8.58%	13.29%	(13.67)%	14.11%	7.49%
Ratios to Average Net Assets (d)
Total expenses	1.19%	1.10%	1.08%	1.09%	1.10%
Total expenses after fees waived and/or reimbursed	1.19%	1.10%	1.03%	0.99%	1.00%
Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.13%	1.10%	1.02%	0.99%	1.00%
Net investment income	1.44%	1.40%	1.71%	1.34%	1.99%
Supplemental Data
Net assets, end of year (000)	$ 562,959	$ 622,482	$ 593,471	$ 709,510	$ 676,949
Portfolio turnover rate	46%	55%	41%	71%	60%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.

2024
BlackRock Annual Report to Shareholders

Financial Highlights
 (continued)
(For a share outstanding throughout each period)

CII
	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20

Net asset value, beginning of year	$ 19.81	$ 17.55	$ 22.10	$ 19.12	$ 17.96
Net investment income (a)	0.04	0.07	0.06	0.04	0.13
Net realized and unrealized gain (loss)	2.82	3.38	(2.51)	4.04	2.08
Net increase (decrease) from investment operations	2.86	3.45	(2.45)	4.08	2.21
Distributions (b)
From net investment income	(0.03)	(0.07)	(0.04)	(0.04)	(0.13)
From net realized gain	(1.21)	(1.12)	(2.06)	(1.06)	(0.92)
Total distributions	(1.24)	(1.19)	(2.10)	(1.10)	(1.05)
Net asset value, end of year	$ 21.43	$ 19.81	$ 17.55	$ 22.10	$ 19.12
Market price, end of year	$ 20.10	$ 19.00	$ 17.12	$ 22.12	$ 17.40
Total Return (c)
Based on net asset value	15.21%	20.45%	(10.95)%	21.97%	13.94%
Based on market price	12.66%	18.43%	(13.21)%	34.15%	7.97%
Ratios to Average Net Assets (d)
Total expenses	0.93%	0.89%	0.89%	0.90%	0.91%
Total expenses after fees waived and/or reimbursed	0.93%	0.89%	0.89%	0.90%	0.91%
Net investment income	0.20%	0.35%	0.31%	0.21%	0.78%
Supplemental Data
Net assets, end of year (000)	$ 899,551	$ 874,451	$ 774,667	$ 975,479	$ 843,673
Portfolio turnover rate	63%	28%	32%	27%	46%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.
Financial Highlights

Financial Highlights
 (continued)
(For a share outstanding throughout each period)

BMEZ
	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Period from 01/30/20 (a) to 12/31/20

Net asset value, beginning of period	$ 17.91	$ 18.76	$ 26.47	$ 30.73	$ 20.00
Net investment income (loss) (b)	0.04	(0.12)	(0.18)	(0.32)	(0.22)
Net realized and unrealized gain (loss)	0.17	0.85	(5.79)	(2.23)	11.85
Net increase (decrease) from investment operations	0.21	0.73	(5.97)	(2.55)	11.63
Distributions (c)
From net realized gain	—	—	(1.63)	(1.71)	(0.90)
Return of capital	(1.69)	(1.58)	(0.11)	—	—
Total distributions	(1.69)	(1.58)	(1.74)	(1.71)	(0.90)
Net asset value, end of period	$ 16.43	$ 17.91	$ 18.76	$ 26.47	$ 30.73
Market price, end of period	$ 14.40	$ 14.65	$ 15.43	$ 25.36	$ 28.65
Total Return (d)
Based on net asset value	2.11%	5.60%	(21.66)%	(8.31)%	59.62% (e)(f)
Based on market price	9.40%	5.02%	(32.75)%	(5.76)%	48.82% (f)
Ratios to Average Net Assets (g)
Total expenses	1.44% (h)	1.33% (i)	1.32%	1.30%	1.29% (j)
Total expenses after fees waived and/or reimbursed	1.44% (h)	1.32% (i)	1.32%	1.30%	1.28% (j)
Net investment income (loss)	0.21%	(0.65)%	(0.91)%	(1.10)%	(1.00)% (j)
Supplemental Data
Net assets, end of period (000)	$ 1,663,882	$ 1,907,371	$ 2,056,419	$ 2,981,886	$ 3,462,638
Portfolio turnover rate	43%	63%	63%	44%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Trust ’ s total return.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed would have been 1.34% and 1.34%, respectively.
(i)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed would have been 1.31% and 1.30%, respectively.
(j)	Annualized.
See notes to financial statements.

2024
BlackRock Annual Report to Shareholders

Financial Highlights
 (continued)
(For a share outstanding throughout each period)

BME
	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20

Net asset value, beginning of year	$ 42.18	$ 43.30	$ 47.96	$ 45.66	$ 41.19
Net investment income (a)	0.07	0.14	0.11	—	0.01
Net realized and unrealized gain (loss)	1.56	1.30	(2.21)	4.74	6.86
Net increase (decrease) from investment operations	1.63	1.44	(2.10)	4.74	6.87
Distributions (b)
From net investment income	(0.07)	(0.17)	(0.12)	(0.00) (c)	(0.05)
From net realized gain	(2.01)	(1.66)	(2.34)	(2.44)	(2.35)
Return of capital	(0.53)	(0.73)	(0.10)	—	—
Total distributions	(2.61)	(2.56)	(2.56)	(2.44)	(2.40)
Net asset value, end of year	$ 41.20	$ 42.18	$ 43.30	$ 47.96	$ 45.66
Market price, end of year	$ 37.93	$ 40.46	$ 43.58	$ 48.50	$ 47.59
Total Return (d)
Based on net asset value	4.09%	3.80%	(4.19)%	10.66% (e)	17.50%
Based on market price	(0.09)%	(1.08)%	(4.64)%	7.37%	18.69%
Ratios to Average Net Assets (f)
Total expenses	1.10%	1.06%	1.08%	1.08%	1.10%
Total expenses after fees waived and/or reimbursed	1.10%	1.06%	1.07%	1.08%	1.10%
Net investment income	0.15%	0.34%	0.27%	0.01%	0.01%
Supplemental Data
Net assets, end of year (000)	$ 546,135	$ 588,135	$ 600,197	$ 625,775	$ 545,936
Portfolio turnover rate	29%	43%	41%	49%	28%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Trust ’ s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.
Financial Highlights

Financial Highlights
 (continued)
(For a share outstanding throughout each period)

BIGZ
	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Period from 03/29/21 (a) to 12/31/21

Net asset value, beginning of period	$ 9.03	$ 8.82	$ 16.72	$ 20.00
Net investment loss (b)	(0.11)	(0.11)	(0.13)	(0.15)
Net realized and unrealized gain (loss)	0.28	1.09	(6.78)	(2.43)
Net increase (decrease) from investment operations	0.17	0.98	(6.91)	(2.58)
Distribution from return of capital (c)	(0.83)	(0.77)	(0.99)	(0.70)
Net asset value, end of period	$ 8.37	$ 9.03	$ 8.82	$ 16.72
Market price, end of period	$ 7.44	$ 7.33	$ 6.81	$ 14.54
Total Return (d)
Based on net asset value	3.39%	13.28%	(41.14)% (e)	(13.03)% (f)
Based on market price	13.22%	19.09%	(47.74)%	(24.37)% (f)
Ratios to Average Net Assets (g)
Total expenses	1.51% (h)	1.44% (i)	1.36%	1.29% (j)
Total expenses after fees waived and/or reimbursed	1.51% (h)	1.44% (i)	1.36%	1.28% (j)
Net investment loss	(1.22)%	(1.22)%	(1.22)%	(1.02)% (j)
Supplemental Data
Net assets, end of period (000)	$ 1,784,961	$ 2,026,470	$ 2,026,488	$ 3,981,653
Portfolio turnover rate	39%	37%	41%	55%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Trust ’ s total return.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed would have been 1.37% and 1.37%, respectively.
(i)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed would have been 1.33% and 1.33%, respectively.
(j)	Annualized.
See notes to financial statements.

2024
BlackRock Annual Report to Shareholders

Financial Highlights
 (continued)
(For a share outstanding throughout each period)

BCX
	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20

Net asset value, beginning of year	$ 10.57	$ 11.23	$ 10.21	$ 8.45	$ 9.04
Net investment income (a)	0.22	0.29	0.30	0.29	0.20
Net realized and unrealized gain (loss)	(0.57)	(0.33)	1.27	1.95	(0.26)
Net increase (decrease) from investment operations	(0.35)	(0.04)	1.57	2.24	(0.06)
Distributions (b)
From net investment income	(0.25)	(0.28)	(0.29)	(0.38)	(0.23)
Return of capital	(0.39)	(0.34)	(0.26)	(0.10)	(0.30)
Total distributions	(0.64)	(0.62)	(0.55)	(0.48)	(0.53)
Net asset value, end of year	$ 9.58	$ 10.57	$ 11.23	$ 10.21	$ 8.45
Market price, end of year	$ 8.54	$ 8.88	$ 9.97	$ 9.35	$ 7.41
Total Return (c)
Based on net asset value	(2.80)% (d)	0.56%	16.31%	27.20%	1.56%
Based on market price	3.14%	(4.84)%	12.76%	32.83%	(0.23)%
Ratios to Average Net Assets (e)
Total expenses	1.10%	1.06%	1.05%	1.07%	1.09%
Total expenses after fees waived and/or reimbursed	1.10%	1.06%	1.05%	1.07%	1.09%
Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.10%	1.06%	1.05%	1.07%	1.09%
Net investment income	2.13%	2.63%	2.73%	3.05%	2.62%
Supplemental Data
Net assets, end of year (000)	$ 768,567	$ 891,338	$ 983,181	$ 901,782	$ 746,615
Portfolio turnover rate	67%	46%	92%	66%	78%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Includes payment from an affiliate, which had no impact on the Trust ’ s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.
Financial Highlights

Financial Highlights
 (continued)
(For a share outstanding throughout each period)

BSTZ
	Year Ended 12/31/24 (a)	Year Ended 12/31/23 (a)	Year Ended 12/31/22 (a)	Year Ended 12/31/21 (a)	Year Ended 12/31/20 (a)

Net asset value, beginning of year	$ 21.43	$ 19.53	$ 38.82	$ 38.72	$ 20.95
Net investment loss (b)	(0.27)	(0.20)	(0.30)	(0.51)	(0.30)
Net realized and unrealized gain (loss)	4.00	3.92	(16.69)	3.69	19.32
Net increase (decrease) from investment operations	3.73	3.72	(16.99)	3.18	19.02
Distributions (c)
From net realized gain	(1.02)	—	(0.89)	(3.08)	(1.10)
Return of capital	(1.00)	(1.82)	(1.41)	—	(0.15)
Total distributions	(2.02)	(1.82)	(2.30)	(3.08)	(1.25)
Net asset value, end of year	$ 23.14	$ 21.43	$ 19.53	$ 38.82	$ 38.72
Market price, end of year	$ 20.71	$ 16.71	$ 15.64	$ 38.94	$ 36.38
Total Return (d)
Based on net asset value	19.60%	21.74% (e)	(43.98)%	8.41%	94.60% (f)
Based on market price	37.27%	18.54%	(55.27)%	15.75%	86.85%
Ratios to Average Net Assets (g)
Total expenses	1.48% (h)	1.35%	1.33%	1.31%	1.33%
Total expenses after fees waived and/or reimbursed	1.48% (h)	1.34%	1.33%	1.31%	1.33%
Net investment loss	(1.24)%	(0.96)%	(1.16)%	(1.25)%	(1.16)%
Supplemental Data
Net assets, end of year (000)	$ 1,673,591	$ 1,629,824	$ 1,524,658	$ 3,048,962	$ 3,023,744
Portfolio turnover rate	37%	38%	47%	18%	45%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been 21.68%.
(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed would have been 1.34% and 1.34%, respectively.
See notes to financial statements.

2024
BlackRock Annual Report to Shareholders

Financial Highlights
 (continued)
(For a share outstanding throughout each period)

BST
	Year Ended 12/31/24 (a)	Year Ended 12/31/23 (a)	Year Ended 12/31/22 (a)	Year Ended 12/31/21 (a)	Year Ended 12/31/20 (a)

Net asset value, beginning of year	$ 34.74	$ 29.11	$ 52.40	$ 51.94	$ 32.45
Net investment loss (b)	(0.28)	(0.23)	(0.29)	(0.43)	(0.28)
Net realized and unrealized gain (loss)	8.14	8.86	(20.00)	5.84	21.82
Net increase (decrease) from investment operations	7.86	8.63	(20.29)	5.41	21.54
Distributions (c)
From net realized gain	(1.57)	(1.48)	(2.16)	(4.27)	(2.05)
Return of capital	(1.43)	(1.52)	(0.84)	—	—
Total distributions	(3.00)	(3.00)	(3.00)	(4.27)	(2.05)
Dilutive effect of rights offer (Note 10)	—	—	—	(0.68)	—
Net asset value, end of year	$ 39.60	$ 34.74	$ 29.11	$ 52.40	$ 51.94
Market price, end of year	$ 36.56	$ 33.66	$ 28.37	$ 49.97	$ 53.30
Total Return (d)
Based on net asset value	23.84%	30.78%	(39.56)% (e)	9.44%	68.76% (f)
Based on market price	18.01%	30.03%	(38.23)%	1.70%	68.92%
Ratios to Average Net Assets (g)
Total expenses	1.07%	1.09%	1.11%	1.05%	1.09%
Total expenses after fees waived and/or reimbursed	1.07%	1.09%	1.11%	1.00%	0.99%
Total expenses after fees waived and/or reimbursed and excluding dividend expense	1.07%	1.09%	1.10%	1.00%	0.99%
Net investment loss	(0.75)%	(0.70)%	(0.77)%	(0.78)%	(0.73)%
Supplemental Data
Net assets, end of year (000)	$ 1,374,876	$ 1,196,425	$ 960,703	$ 1,681,166	$ 1,297,344
Portfolio turnover rate	19%	32%	38%	31%	20%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Trust ’ s total return.
(f)
For financial reporting purposes, the market value of a certain investment was adjusted as of the report date. Accordingly, the net asset value (NAV) per share and total return performance based on NAV presented herein are different than the information previously published as of December 31, 2020.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.
Financial Highlights

Financial Highlights
 (continued)
(For a share outstanding throughout each period)

BUI
	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20

Net asset value, beginning of year	$ 22.53	$ 22.37	$ 25.86	$ 23.80	$ 22.02
Net investment income (a)	0.29	0.35	0.33	0.24	0.33
Net realized and unrealized gain (loss)	1.30	1.26	(2.37)	3.27	2.90
Net increase (decrease) from investment operations	1.59	1.61	(2.04)	3.51	3.23
Distributions (b)
From net investment income	(0.25)	(0.37)	(0.30)	(0.24)	(0.20)
From net realized gain	(0.87)	(0.59)	(0.56)	(0.76)	(1.08)
Return of capital	(0.35)	(0.49)	(0.59)	(0.45)	(0.17)
Total distributions	(1.47)	(1.45)	(1.45)	(1.45)	(1.45)
Net asset value, end of year	$ 22.65	$ 22.53	$ 22.37	$ 25.86	$ 23.80
Market price, end of year	$ 23.43	$ 21.82	$ 20.77	$ 26.62	$ 25.04
Total Return (c)
Based on net asset value	7.28%	7.66%	(7.73)%	15.13%	15.87%
Based on market price	14.58%	12.30%	(16.78)%	12.65%	20.32%
Ratios to Average Net Assets (d)
Total expenses	1.08%	1.08%	1.08%	1.08%	1.13%
Total expenses after fees waived and/or reimbursed	1.08%	1.08%	1.08%	1.07%	1.10%
Net investment income	1.26%	1.58%	1.44%	0.97%	1.58%
Supplemental Data
Net assets, end of year (000)	$ 510,854	$ 506,462	$ 498,393	$ 559,805	$ 444,526
Portfolio turnover rate	36%	31%	36%	20%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.

2024
BlackRock Annual Report to Shareholders

Notes to Financial Statements

1.
ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Energy and Resources Trust	BGR	Delaware	Non-diversified
BlackRock Enhanced Equity Dividend Trust	BDJ	Delaware	Diversified
BlackRock Enhanced Global Dividend Trust	BOE	Delaware	Diversified
BlackRock Enhanced International Dividend Trust	BGY	Delaware	Diversified
BlackRock Enhanced Large Cap Core Fund, Inc.	CII	Maryland	Diversified
BlackRock Health Sciences Term Trust	BMEZ	Maryland	Diversified*
BlackRock Health Sciences Trust	BME	Delaware	Diversified
BlackRock Innovation and Growth Term Trust	BIGZ	Maryland	Diversified*
BlackRock Resources & Commodities Strategy Trust	BCX	Delaware	Non-diversified
BlackRock Science and Technology Term Trust	BSTZ	Delaware	Diversified
BlackRock Science and Technology Trust	BST	Delaware	Diversified
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI	Delaware	Diversified

*	The Trust ’ s classification changed from non-diversified to diversified during the reporting period.
The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
On November 22, 2024, the Board approved a proposal to change the name of BlackRock Enhanced Capital and Income Fund, Inc. to BlackRock Enhanced Large Cap Core
Fund, Inc. In connection with the name change, the Board approved the adoption of a non-fundamental investment policy to invest at least 80% of the Trust’s net assets plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. These changes were effective at the close of business on December 31, 2024.
The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
Basis of Consolidation:
The accompanying consolidated financial statements of BDJ include the accounts of BDJ Subsidiary, LLC (the “BDJ Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BDJ. The BDJ Taxable Subsidiary enables BDJ to hold certain pass-through investments and satisfy regulated investment company tax requirements. Income earned and gains realized on the investment held by the BDJ Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BDJ. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BDJ. Taxes payable or deferred as of December 31, 2024, if any, are disclosed in the Consolidated
Statements of Assets and Liabilities. BDJ may invest up to 25% of its total assets in the BDJ Taxable Subsidiary. The net assets of the BDJ Taxable Subsidiary as of period end were $13,959,675, which is 0.9% of BDJ’s consolidated net assets.  Intercompany accounts and transactions, if any, have been eliminated. The BDJ Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BDJ.
The accompanying consolidated financial statements of BSTZ include the accounts of BSTZ Subsidiary, LLC (the “BSTZ Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BSTZ. The BSTZ Taxable Subsidiary enables BSTZ to hold certain pass-through investments and satisfy regulated investment company tax requirements.
Income earned and gains realized on the investment held by the BSTZ Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BSTZ. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain
(loss) in the Consolidated Statement of Operations for BSTZ. Taxes payable or deferred as of December 31, 2024, if any, are disclosed in the Consolidated Statements of
Assets and Liabilities. BSTZ may invest up to 25% of its total assets in the BSTZ Taxable Subsidiary. The net assets of the BSTZ Taxable Subsidiary as of period end were
$29,179,167, which is 1.7% of BSTZ’s consolidated net assets.  Intercompany accounts and transactions, if any, have been eliminated. The BSTZ Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BSTZ.
The accompanying consolidated financial statements of BST include the accounts of BST Subsidiary, LLC  (the “BST Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BST. The BST Taxable Subsidiary enables BST to hold certain pass-through investments and satisfy regulated investment company tax requirements. Income earned and gains realized on the investment held by the BST Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BST. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss)
in the Consolidated Statement of Operations for BST. Taxes payable or deferred as of December 31, 2024, if any, are disclosed in the Consolidated Statements of Assets and
Liabilities. BST may invest up to 25% of its total assets in the BST Taxable Subsidiary. The net assets of the BST Taxable Subsidiary as of period end were $15,561,384, which is 1.1% of BST’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BST Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BST.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results
Notes to Financial Statements

Notes to Financial Statements
 (continued)

could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment

Transactions and Income Recognition:

For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.

Realized gains and losses on investment transactions are determined using the specific identification method.

Dividend income and capital gain distributions, if any, are
recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.

Dividends from foreign securities where the ex-dividend
dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency

Translation:
Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes.
Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

Each

Trust reports realized currency gains (losses) on foreign
currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes:
The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each

Trust invests. These foreign taxes, if any, are paid by each

Trust and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities.
The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Bank Overdraft:
The

Trusts had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Trusts are obligated to
repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization:
If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:

Distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to the Trusts
’
managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.
The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.

See Income Tax Information note for
the tax character of each Trust’s distributions paid during the year.
Deferred Compensation Plan:

Under the Deferred Compensation Plan (the “Plan”) approved by each Trust
’
s Board, the trustees who are not “interested persons” of the
Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock
Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees
’
and Officer
’
s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the
BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications:
In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust
’
s
maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.
Other:

Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

2024
BlackRock Annual Report to Shareholders

Notes to Financial Statements
 (continued)

Segment Reporting:
The Trusts adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment
Disclosures (“ASU 2023-07”) during the period. The Trusts
’
adoption of the new standard impacted financial statement disclosures only and did not affect each

Trust
’
s financial
position or results of operations.
The Chief Financial Officer acts as the Trusts
’
Chief Operating Decision Maker (“CODM’) and is responsible for assessing performance and allocating resources with respect to each

Trust. The CODM has concluded that each

Trust operates as a single operating segment since the Trusts have a single investment strategy as disclosed in their
prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Trusts
’
financial
statements.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment

Valuation Policies:

Each

Trust
’
s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust
is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each

Trust’s Manager as the valuation
designee for each

Trust. Each

Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies.
If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the
Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies:
The following methods and inputs are used to establish the fair value of each Trust
’
s assets and liabilities:
•
Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.
•
Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•
Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
•
Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.
•
Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps
(“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is
designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued
Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value.
When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation
Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Notes to Financial Statements

Notes to Financial Statements
 (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs:
(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers
(ii) recapitalizations and other transactions across the capital structure
(iii) market or relevant indices multiples of comparable issuers
(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks
(v) quoted prices for similar investments or assets in active markets
(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates
(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics
(viii) relevant market news and other public sources.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing a market approach to determine the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
Private Companies are not subject to public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Certain information made available by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.
Fair Value Hierarchy:
Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•
Level 1 – Unadjusted price quotations in active markets/exchanges that each Trust has the ability to access for identical assets or liabilities;
•
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•
Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors.

The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Preferred Stocks:
Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants:
Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

2024
BlackRock Annual Report to Shareholders

Notes to Financial Statements
 (continued)

Commitments:
Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of December 31, 2024, BDJ had outstanding commitments of $5,271,114. These commitments are not included in the net assets of BDJ as of December 31, 2024.
Securities Lending:
Certain

Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock
Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the
Trust, except in the event of borrower default. The securities on loan, if any, are disclosed in the Trusts
’

Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the  Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral
on securities loaned, respectively.
Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default
(including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral.
In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Trusts can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the Trusts
’
securities on loan by counterparty which are subject to offset under an MSLA:

Trust Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value (a)	Net Amount
CII
Citigroup Global Markets, Inc.	$ 425,316	$ (425,316)	$ —	$ —
BMEZ
Barclays Capital, Inc.	$ 18,471	$ (18,471)	$ —	$ —
Citigroup Global Markets, Inc.	6,780,092	(6,780,092)	—	—
Goldman Sachs & Co. LLC	1,105,584	(1,105,584)	—	—
Jefferies LLC	620,303	(620,303)	—	—
Morgan Stanley	745,404	(745,404)	—	—
National Financial Services LLC	688,226	(688,226)	—	—
	$ 9,958,080	$ (9,958,080)	$ —	$ —
BME
Morgan Stanley	$ 162,584	$ (162,584)	$ —	$ —
Toronto-Dominion Bank	113,715	(113,715)	—	—
	$ 276,299	$ (276,299)	$ —	$ —
BIGZ
J.P. Morgan Securities LLC	$ 7,862,045	$ (7,862,045)	$ —	$ —
Morgan Stanley	6,050,626	(6,050,626)	—	—
	$ 13,912,671	$ (13,912,671)	$ —	$ —
BCX
J.P. Morgan Securities LLC	$ 1,758,273	$ (1,758,273)	$ —	$ —
Morgan Stanley	60,138	(60,138)	—	—
	$ 1,818,411	$ (1,818,411)	$ —	$ —
BSTZ
Barclays Capital, Inc.	$ 1,076,250	$ (1,076,250)	$ —	$ —
BofA Securities, Inc.	66,256	(66,256)	—	—
Goldman Sachs & Co. LLC	1,984,578	(1,984,578)	—	—
J.P. Morgan Securities LLC	649,390	(649,390)	—	—
Jefferies LLC	1,297,292	(1,297,292)	—	—
Notes to Financial Statements

Notes to Financial Statements
 (continued)

Trust Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value (a)	Net Amount
BSTZ (continued)
Morgan Stanley	$ 808	$ (808)	$ —	$ —
Toronto-Dominion Bank	2,120,376	(2,120,376)	—	—
	$ 7,194,950	$ (7,194,950)	$ —	$ —
BST
J.P. Morgan Securities LLC	$ 542,784	$ (542,784)	$ —	$ —

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Trust is disclosed in the Trust’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks,

each

Trust benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each

Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each

Trust.
5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.
Forward Foreign Currency Exchange Contracts
: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.
The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When
a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s)

reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.
The Trust
’
s

risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.
Options:
The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –
unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.
In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.
Master Netting Arrangements:
In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International
Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master
Agreement is a bilateral agreement between a

Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a

Trust may, under certain circumstances, offset with the
counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the

2024
BlackRock Annual Report to Shareholders

Notes to Financial Statements
 (continued)

ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements:
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.
Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of
Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of
Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts.  Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty
is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A

Trust

generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each

Trust

bears the risk of loss
from counterparty non-performance. Likewise, to the extent the

Trusts

have

delivered collateral to a counterparty and stand

ready to perform under the terms of
their

agreement with such counterparty,  each

Trust

bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Trusts do

not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory:
Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts
’
investment adviser and an indirect, wholly-owned subsidiary
of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust
’
s portfolio and
provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.
For such services, each Trust, except BCX, pays the Manager a monthly fee at the following annual rates:
Average weekly value of each Trust’s net assets:

	BGR	BDJ	BOE	BME
Investment advisory fees	1.00%	0.80%	1.00%	1.00%
Prior to July 1, 2024, the annual rates as a percentage of average weekly net assets, for BGR was 1.20%
Average daily value of each Trust’s net assets, plus the proceeds of any outstanding debt securities or borrowings for leverage:

CII
Investment advisory fees	0.85%
Average daily value of each Trust’s net assets:

	BGY	BUI
Investment advisory fees	1.00%	1.00%
Average daily value of each Trust’s managed assets:

	BMEZ	BIGZ	BSTZ	BST
Investment advisory fees	1.25%	1.25%	1.25%	1.00%
For such services, BCX pays the Manager a monthly fee at an annual rate equal to 1.00% of the sum of the average daily value of the net assets of the Trust (excluding the value of the Trust
’
s interest in the BCX Subsidiary, LLC (the "BCX Taxable Subsidiary"), which is a wholly-owned taxable subsidiary of BCX) and the average daily value of the net assets of its subsidiary, which fee is allocated pro rata between the Trust and the BCX Taxable Subsidiary based on the average daily value of their respective net assets
(excluding, in the case of the Trust, the value of the Trust
’
s interest in the BCX Taxable Subsidiary). The BCX Taxable Subsidiary had no net assets or activity during the period ended December 31, 2024.
For purposes of calculating these fees, “net assets” mean the total assets of BGR, BDJ, BOE, BGY, CII, BME, BCX and BUI minus the sum of its accrued liabilities.
For purposes of calculating these fees, “managed assets” are determined as total assets of BMEZ, BIGZ, BSTZ and BST (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
The Manager provides investment management and other services to BDJ Taxable Subsidiary, BSTZ Taxable Subsidiary and BST Taxable Subsidiary. The Manager does not receive separate compensation from the BDJ Taxable Subsidiary, BSTZ Taxable Subsidiary or BST Taxable Subsidiary for providing investment management or administrative services. However, BDJ pays the Manager based on the Trust’s net assets, which includes the assets of the BDJ Taxable Subsidiary, and BSTZ and BST pay the Manager
based on the Trust
’
s managed assets, which includes the assets of the BSTZ Taxable Subsidiary and BST Taxable Subsidiary, respectively.
Notes to Financial Statements

Notes to Financial Statements
 (continued)

With respect to BGR, BOE, BGY, BCX and BUI, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the
Manager. The Manager pays BIL for services it provides for that portion of each Trust for which BIL acts as Sub-Adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.
Distribution Fees:

BDJ, BME, BST and BUI have each entered into Distribution Agreements with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BDJ
’
s, BME’s, BST’s and BUI’s common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution
Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BDJ
’
s, BME’s, BST’s and BUI’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the year ended December 31, 2024 amounted to $0, $0, $17,451 and $5,823 for each of BDJ, BME, BST and BUI, respectively.
Expense Limitations, Waivers and Reimbursements:

The Manager voluntarily agreed to waive investment advisory fees on the following Trusts as a percentage of their average weekly net assets, as follows:

BGR	BOE
0.220%	0.175%
These voluntary waivers may be reduced or discontinued at any time without notice. Effective July 1, 2024, the voluntary waiver agreement between the Manager and BGR was terminated.
For the year ended December 31, 2024, the investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of
Operations, were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BGR	$ 440,153
BOE	1,298,595
With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver") through June 30, 2026. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a

Trust. These amounts are included
in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2024, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BGR	$ 5,491
BDJ	25,016
BOE	5,174
BGY	5,220
CII	8,174
BMEZ	42,160
BME	15,682
BIGZ	4,111
BCX	14,944
BSTZ	10,202
BST	4,806
BUI	5,615
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each

Trust
’
s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2026. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts
’
Independent Trustees. For the year ended December 31, 2024, there were no fees waived by the Manager pursuant to this arrangement.
Securities Lending:

The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The
Trusts

are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional, managed by the Manager or its affiliates. However, BIM has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Trusts bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been reinvested may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, the money market fund will impose a mandatory liquidity fee if the money market fund
’
s total net redemptions on a single day exceed 5% of the money market fund
’
s net assets, unless the amount of
the fee is less than 0.01% of the value of the shares redeemed. The money market fund will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If the money market fund cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.

2024
BlackRock Annual Report to Shareholders

Notes to Financial Statements
 (continued)

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and  any fees or other payments to and from borrowers of securities. Each

Trust retains a portion of the securities lending income and remits the remaining portion to BIM as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each of BDJ, CII, BMEZ, BME, BIGZ and BST retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, each of BDJ, CII, BMEZ, BME, BIGZ and BST, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
Pursuant to the current securities lending agreement, each

of BGR, BOE, BGY, BCX, BSTZ and BUI retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, each

of BGR, BOE, BGY, BCX, BSTZ and BUI, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Trust is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended
December 31, 2024, each Trust paid BIM the following amounts for securities lending agent services:

Trust Name	Amounts
BDJ	$ 109
BOE	5
CII	589
BMEZ	19,878
BME	714
BIGZ	11,532
BSTZ	44,038
BST	9,111
BUI	971
Trustees and Officers:

Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts
’
Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.
Other Transactions:

During the year ended December 31, 2024, BGR, BDJ and BCX received a reimbursement of $4,285, $3,800 and $2,350, respectively, from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating event.
7.

PURCHASES AND SALES
For the year ended December 31, 2024, purchases and sales of investments,

excluding short-term securities, were as follows:

Trust Name	Purchases	Sales
BGR	$ 163,427,180	$ 202,555,797
BDJ	847,191,436	1,111,523,109
BOE	377,480,352	469,500,006
BGY	284,754,516	347,615,872
CII	580,344,779	700,914,329
BMEZ	786,861,504	1,066,653,242
BME	170,459,756	235,402,650
BIGZ	758,164,326	1,065,289,369
BCX	570,713,687	660,371,685
BSTZ	612,621,706	932,655,460
BST	250,714,635	419,580,255
BUI	183,065,954	228,632,632
8.
INCOME TAX INFORMATION
It is each

Trust
’
s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Notes to Financial Statements

Notes to Financial Statements
 (continued)

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s
U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts
’
financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of date of these financial statements, all of which are subject to change, possibly with retroactive effect which may impact the Trusts
’
NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses and net operating losses were reclassified to the following accounts:

Trust Name	Paid-in Capital	Accumulated Earnings (Loss)
BDJ	$ (6,180)	$ 6,180
BMEZ	1,418,313	(1,418,313)
BME	392,774	(392,774)
BIGZ	(21,453,458)	21,453,458
BSTZ	(18,257,604)	18,257,604
BST	(9,633,236)	9,633,236
BUI	(993)	993
The tax character of distributions paid was as follows:

Trust Name	Year Ended 12/31/24	Year Ended 12/31/23
BGR
Ordinary income	$ 8,876,987	$ 10,396,825
Return of capital	13,896,512	11,108,880
	$ 22,773,499	$ 21,505,705
BDJ
Ordinary income	$ 53,926,860	$ 33,363,489
Long-term capital gains	71,310,181	102,619,291
	$ 125,237,041	$ 135,982,780
BOE
Ordinary income	$ 10,955,631	$ 13,739,848
Return of capital	36,227,997	33,325,380
	$ 47,183,628	$ 47,065,228
BGY
Ordinary income	$ 26,539,165	$ 9,930,219
Long-term capital gains	14,548,390	7,370,443
Return of capital	—	23,857,237
	$ 41,087,555	$ 41,157,899
CII
Ordinary income	$ 1,420,313	$ 11,634,813
Long-term capital gains	52,486,414	41,063,355
	$ 53,906,727	$ 52,698,168
BMEZ
Return of capital	$ 177,775,924	$ 170,987,587
BME
Ordinary income	$ 932,858	$ 2,244,293
Long-term capital gains	27,644,801	23,151,941
Return of capital	7,344,579	10,214,453
	$ 35,922,238	$ 35,610,687
BIGZ
Return of capital	$ 184,726,032	$ 173,714,456
BCX
Ordinary income	$ 20,754,349	$ 24,357,046
Return of capital	32,577,896	29,035,558
	$ 53,332,245	$ 53,392,604

2024
BlackRock Annual Report to Shareholders

Notes to Financial Statements
 (continued)

Trust Name	Year Ended 12/31/24	Year Ended 12/31/23
BSTZ
Long-term capital gains	$ 76,763,205	$ —
Return of capital	74,781,695	140,469,092
	$ 151,544,900	$ 140,469,092
BST
Long-term capital gains	$ 54,438,359	$ 50,091,649
Return of capital	49,592,586	51,595,440
	$ 104,030,945	$ 101,687,089
BUI
Ordinary income	$ 5,606,511	$ 19,423,039
Long-term capital gains	19,545,019	2,024,280
Return of capital	7,834,340	11,077,670
	$ 32,985,870	$ 32,524,989
As of December 31, 2024, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-Expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Ordinary Losses (c)	Total
BGR	$ —	$ —	$ (203,787,893)	$ 89,555,423	$ —	$ (114,232,470)
BDJ	30,908,455	62,402,387	—	276,955,605	—	370,266,447
BOE	—	—	(5,383,743)	132,448,997	(23,287)	127,041,967
BGY	1,331,198	729,744	—	51,102,227	—	53,163,169
CII	1,202,600	83,236,805	—	298,928,918	—	383,368,323
BMEZ	—	—	(26,094,837)	4,736,118	—	(21,358,719)
BME	—	—	—	165,011,194	(9,210)	165,001,984
BIGZ	—	—	(1,849,884,782)	(88,694,479)	—	(1,938,579,261)
BCX	—	—	(210,243,025)	36,712,745	—	(173,530,280)
BSTZ	—	—	—	644,340,065	—	644,340,065
BST	—	—	—	645,319,822	(6,188)	645,313,634
BUI	—	—	—	140,031,936	(43,667)	139,988,269

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the characterization of corporate actions and the deferral of compensation to Trustees.

(c)	The Trust has elected to defer these qualified late-year losses and recognize such losses in the next taxable year.
During the year ended December 31, 2024, the Trusts

listed below utilized the following amounts of their respective capital loss carryforward:

Trust Name	Utilized
BGR	$ 13,144,882
BOE	19,996,421
BMEZ	16,685,568
BIGZ	50,852,083
BCX	15,861,436
BSTZ	42,767,288
As of December 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BGR	$ 264,036,299	$ 106,677,003	$ (8,387,844)	$ 98,289,159
BDJ	1,321,911,186	369,940,178	(71,805,382)	298,134,796
BOE	558,141,555	167,758,668	(13,864,568)	153,894,100
BGY	497,992,918	100,960,858	(28,650,284)	72,310,574
CII	608,169,798	324,217,320	(16,793,323)	307,423,997
BMEZ	1,682,044,422	285,256,958	(275,713,138)	9,543,820
BME	382,089,953	191,404,688	(21,090,441)	170,314,247
BIGZ	1,898,004,755	378,726,881	(464,056,637)	(85,329,756)
BCX	734,793,135	114,588,132	(73,036,031)	41,552,101
BSTZ	1,031,508,484	796,312,045	(126,744,589)	669,567,456
Notes to Financial Statements

Notes to Financial Statements
 (continued)

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BST	$ 725,704,368	$ 804,079,132	$ (137,481,824)	$ 666,597,308
BUI	356,282,824	171,435,831	(13,340,117)	158,095,714
9.
PRINCIPAL RISKS
In the normal course of business, the Trusts

invest in securities or other instruments and may enter into certain transactions, and such activities subject each

Trust to various
risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability;
(iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

BDJ
’
s, BME’s, BST’s and BUI’s prospectuses provide details of the risks to which each

Trust is subject.
The

Trusts

may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Illiquidity Risk:
 Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Valuation Risk:
The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries.
A

Trust may invest in illiquid investments.  An illiquid investment is any investment that a

Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A

Trust may  experience difficulty in selling illiquid
investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each

Trust’s NAV to experience significant
increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a

Trust may lose value, regardless of the
individual results of the securities and other instruments in which a

Trust invests. A

Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust
’
s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust
’
s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk:

The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts
’
exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
For OTC options purchased, each

Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the
Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each

Trust

deposits
collateral with its counterparty to a written option.
With exchange-traded options purchased, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse.
While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default
(including the bankruptcy or insolvency).
Geographic/Asset Class Risk:

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives
, minimizes the risk that a price change of a particular
investment will have a material impact on the NAV of a fund. The investment concentrations within each

Trust’s portfolio are disclosed in its Schedule of Investments.

2024
BlackRock Annual Report to Shareholders

Notes to Financial Statements
 (continued)
As of period end, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:

Sectors	Trust Name
Energy	BGR, BCX
Financials	BDJ
Health Care	BMEZ, BME
Information Technology	CII, BSTZ, BST
Materials	BCX
Utilities	BUI
Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.
Certain

Trusts

invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.
The

Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trusts may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Trusts
’
performance.
Certain

Trusts

invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Trust
’
s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Trust’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be  more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.
Certain

Trusts invest a significant portion of their assets in securities of issuers located in the United States.

A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities.
Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trusts invest.
Certain

Trusts invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trusts
’
investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in
Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
10.

CAPITAL SHARE TRANSACTIONS
Each

Trust is authorized to issue an unlimited number of shares, with the exception of CII, all of which were initially classified as Common Shares. CII is authorized to issue
200 million Common Shares. The par value for each Trust’s Common Shares is $0.001, except for CII, which is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
BDJ, BME, BST and BUI have each filed a prospectus with the SEC allowing them to issue an additional 40,000,000, 4,000,000, 18,000,000 and 8,000,000 Common Shares,
respectively, through an equity Shelf Offering.
 Under the Shelf Offerings, BDJ, BME, BST and BUI, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Trust’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 40,000,000, 3,332,695, 15,661,634 and 7,532,153 Common Shares, respectively, remain available for issuance under the Shelf Offerings. During the year ended
Notes to Financial Statements

Notes to Financial Statements
 (continued)
December 31, 2024, BDJ, BME, BST and BUI issued 0, 0, 236,917 and 126,253 shares, respectively, under the Trust
’
s respective current Shelf Offering and the Trust
’
s prior
Shelf Offering. See Additional Information — Shelf Offering Program for additional information.
Initial costs incurred by each of BDJ, BME, BST and BUI in connection with their Shelf Offerings are recorded as “Deferred offering costs” in the Statements of Assets and
Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the
Shelf Offering period will be charged to expense.
For the periods shown, shares issued and outstanding increased by the following amounts as a result of shares issued through the Shelf Offering:

	Year Ended
Trust Name	12/31/24	12/31/23
BME	—	71,333
BST	236,917	1,266,090
BUI	55,243	167,658
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended
Trust Name	12/31/24	12/31/23
BDJ	—	78,103
CII	—	14,818
BME	—	12,112
BST	43,442	173,563
BUI	21,581	31,913
The Trusts participated in an open market share repurchase program (the “Repurchase Program”) through November 30, 2024. From December 1, 2023 through
November 30, 2024, each Trust could repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2023, subject to certain conditions. The Repurchase Program had an accretive effect as shares were purchased at a discount to the Trust’s
NAV. The Repurchase Program expired on November 30, 2024 and was not renewed.

	BGR
	Shares	Amounts
Year Ended December 31, 2024	1,356,082	$ 19,781,491
Year Ended December 31, 2023	587,768	7,413,692

	BDJ
	Shares	Amounts
Year Ended December 31, 2024	9,190,420	$ 84,525,360
Year Ended December 31, 2023	359,086	2,735,878

	BOE
	Shares	Amounts
Year Ended December 31, 2024	3,037,836	$ 36,994,167
Year Ended December 31, 2023	1,214,010	11,889,663

	BGY
	Shares	Amounts
Year Ended December 31, 2024	4,950,922	$ 30,215,690
Year Ended December 31, 2023	2,473,793	13,143,239

	CII
	Shares	Amounts
Year Ended December 31, 2024	2,179,753	$ 45,649,966

	BMEZ
	Shares	Amounts
Year Ended December 31, 2024	5,259,141	$ 89,462,275
Year Ended December 31, 2023	3,082,831	47,918,763

	BME
	Shares	Amounts
Year Ended December 31, 2024	688,483	$ 29,532,715

2024
BlackRock Annual Report to Shareholders

Notes to Financial Statements
 (continued)

	BIGZ
	Shares	Amounts
Year Ended December 31, 2024	11,080,678	$ 92,487,614
Year Ended December 31, 2023	5,247,265	37,872,639

	BCX
	Shares	Amounts
Year Ended December 31, 2024	4,165,437	$ 42,582,282
Year Ended December 31, 2023	3,155,189	29,812,008

	BSTZ
	Shares	Amounts
Year Ended December 31, 2024	3,755,988	$ 82,227,801
Year Ended December 31, 2023	2,006,073	34,325,597
On May 3, 2024, the Board approved each Trust’s adoption of a one-year discount management program (the “Program”) that is comprised of four 3-month measurement periods, expiring with the measurement period ending March 31, 2025, unless continued by the Board. Under the Program, each Trust intends to offer to repurchase a portion of its common shares via tender offer if the Trust’s common shares trade at an average daily discount to NAV of more than 7.5% during a 3-month measurement period. The
Board approved each Trust (excluding BST and BUI) offering to repurchase 2.5% of its outstanding common shares for the first measurement period, which began on April 1,
2024 and ended on June 30, 2024, each Trust (excluding BST and BUI) for the second measurement period, which began on July 1, 2024 and ended on September 30,
2024 and each Trust (excluding BDJ, BST and BUI) for the third measurement period which began on October 1, 2024 and ended on December 31, 2024 as the discount trigger was met. The results of the  fourth measurement period, and any action approved by the Board as a result, will be announced promptly after the end of  the measurement period. There is no guarantee that shareholders will be able to sell all of the shares that they desire to sell in any particular tender offer that is executed and there can be no assurance as to the effect that the Program will have on the market for a Trust’s shares or the discount at which a Trust’s shares may trade relative to its NAV. As a result of the discount trigger being met during the first and second measurement periods, each Trust (excluding BST and BUI) conducted a tender offer for 2.5% of its outstanding common shares, at a price equal to 98% of the NAV per share, determined on the business day after the tender offer expired. The results of the tender offers were as follows:
BGR

Commencement Date of Tender Offer Period (a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/17/24	08/19/24	7,466,508	27.2%	686,624	2.5%	$14.5824	$10,012,626
10/15/24	11/18/24	6,002,507	22.4	669,458	2.5	14.5922	9,768,865

BDJ

Commencement Date of Tender Offer Period (a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/17/24	08/19/24	22,908,137	12.3%	4,653,377	2.5%	$9.1826	$42,730,100
10/15/24	11/18/24	18,268,902	10.1	4,537,043	2.5	9.2120	41,795,240

BOE

Commencement Date of Tender Offer Period (a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/19/24	08/21/24	14,942,512	24.3%	1,538,145	2.5%	$12.2794	$18,887,498
10/17/24	11/20/24	14,941,364	24.9	1,499,691	2.5	12.0736	18,106,669

BGY

Commencement Date of Tender Offer Period (a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/18/24	08/20/24	33,752,225	33.7%	2,506,796	2.5%	$6.3014	$15,796,324
Notes to Financial Statements

Notes to Financial Statements
 (continued)
Commencement Date of Tender Offer Period (a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
10/16/24	11/19/24	33,315,326	34.1%	2,444,126	2.5%	5.8996	14,419,366

CII

Commencement Date of Tender Offer Period (a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/17/24	08/19/24	5,850,437	13.3%	1,103,672	2.5%	$20.9524	$23,124,577
10/15/24	11/18/24	5,713,692	13.3	1,076,081	2.5	20.9328	22,525,388

BMEZ

Commencement Date of Tender Offer Period (a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/18/24	08/20/24	24,040,558	22.6%	2,662,856	2.5%	$17.6204	$46,920,588
10/16/24	11/19/24	21,043,412	20.3	2,596,285	2.5	16.3856	42,541,687

BME

Commencement Date of Tender Offer Period (a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/18/24	08/20/24	1,279,599	9.2%	348,599	2.5%	$44.4822	$15,506,450
10/16/24	11/19/24	1,360,222	10.0	339,884	2.5	41.2678	14,026,265

BIGZ

Commencement Date of Tender Offer Period (a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/22/24	08/22/24	42,424,300	18.9%	5,610,470	2.5%	$8.1242	$45,580,580
10/18/24	11/21/24	35,904,019	16.4	5,470,208	2.5	8.5750	46,907,034

BCX

Commencement Date of Tender Offer Period (a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/19/24	08/21/24	22,521,822	26.7%	2,109,082	2.5%	$10.3292	$21,785,130
10/17/24	11/20/24	20,587,371	25.0	2,056,355	2.5	10.1136	20,797,152

BSTZ

Commencement Date of Tender Offer Period (a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/19/24	08/21/24	23,251,771	30.6%	1,901,766	2.5%	$21.4522	$40,797,065
10/17/24	11/20/24	19,714,994	26.6	1,854,222	2.5	22.3440	41,430,736

(a)	Date the tender offer period began.
As of December 31, 2024, BlackRock Financial Management, Inc., an affiliate of the Trust, owned 5,000, 5,000 and 5,000 Shares of BIGZ, BME and BSTZ, respectively.
11.
FOREIGN WITHHOLDINGS TAX CLAIMS
BGY is seeking a closing agreement with the IRS to address any prior years’ U.S.
income
tax liabilities attributable to Trust shareholders resulting from the recovery
o
f
foreign taxes. The closing agreement would result in the Trust paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings

2024
BlackRock Annual Report to Shareholders

Notes to Financial Statements
 (continued)

generated from foreign tax credits claimed by Trust shareholders on their tax returns in prior years. The Trust has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.
12.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trusts
’

financial statements was completed through the date the financial statements were issued and the following items were noted:
On January 20, 2025, the Board approved certain strategy changes to BIGZ. The Trust will adopt a new non-fundamental investment policy to invest, under normal market conditions, at least 80% of its total assets in a combination of equity securities issued by U.S. and non-U.S. technology and privately held companies. In connection with the
80% policy change, the Board approved changing the Trust’s name to BlackRock Technology and Private Equity Term Trust. In addition, the Trust will change its ticker symbol to BTX. These changes become effective on February 20, 2025. Additionally, a special meeting of shareholders will be held in the second quarter of 2025 to seek shareholder approval to amend the Trust’s fundamental investment restriction with respect to industry concentration to allow the Trust to concentrate its investments in one or more industries and to change its diversification status from diversified to non-diversified.
On January 20, 2025, the Board also approved a tender offer to repurchase 50% of BIGZ’s outstanding shares and 40% of BMEZ’s outstanding shares, at a price per share equal to 99.5% of the applicable Trust’s net asset value per common share determined following the expiration of the tender offer.  In connection with the approval of these tender offers, the discount management program has been terminated for each of BIGZ and BMEZ and the respective tender offers for the quarterly measurement period ended December 31, 2024 have been cancelled.
BIGZ has capital loss carryforwards (and unrealized built-in losses) for U.S. federal income tax purposes. Applicable federal tax law contains rules that impose limitations on the use of capital loss carryforwards and unrealized built-in losses by regulated investment companies (“RICs”) such as BIGZ that undergo an ownership change. The upcoming tender offer and other shareholder transactions could result in an ownership change and a material limitation on the use of the capital loss carryforwards and unrealized built-in losses in future years by BIGZ. Such a limitation would have the effect of increasing the amount of BIGZ’s net capital gains for a given year and, in turn, the amount of capital gains dividends BIGZ would need to distribute under applicable federal tax law to avoid U.S. income and excise tax liability.
The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BGR	01/02/25	01/15/25	01/31/25	$ 0.097300
	02/03/25	02/14/25	02/28/25	0.097300
BDJ	01/02/25	01/15/25	01/31/25	0.061900
	02/03/25	02/14/25	02/28/25	0.061900
BOE	01/02/25	01/15/25	01/31/25	0.082700
	02/03/25	02/14/25	02/28/25	0.082700
BGY	01/02/25	01/15/25	01/31/25	0.042600
	02/03/25	02/14/25	02/28/25	0.042600
CII	01/02/25	01/15/25	01/31/25	0.141000
	02/03/25	02/14/25	02/28/25	0.141000
BMEZ	01/02/25	01/15/25	01/31/25	0.178190
	02/03/25	02/14/25	02/28/25	0.177300
BME	01/02/25	01/15/25	01/31/25	0.262100
	02/03/25	02/14/25	02/28/25	0.262100
BIGZ	01/02/25	01/15/25	01/31/25	0.086810
	02/03/25	02/14/25	02/28/25	0.086570
BCX	01/02/25	01/15/25	01/31/25	0.069700
	02/03/25	02/14/25	02/28/25	0.069700
BSTZ	01/02/25	01/15/25	01/31/25	0.219880
	02/03/25	02/14/25	02/28/25	0.221780
BST	01/02/25	01/15/25	01/31/25	0.250000
	02/03/25	02/14/25	02/28/25	0.250000
BUI	01/02/25	01/15/25	01/31/25	0.136000
	02/03/25	02/14/25	02/28/25	0.136000
On January 22, 2025, BGR, CII and BME each commenced a tender offer for 2.5% of its outstanding common shares as a result of the discount trigger being met during the third measurement period under the discount management program. The tender offers expired on February 21, 2025 and the results of the tender offers were as follows:
Notes to Financial Statements

Notes to Financial Statements
 (continued)

BGR

Commencement Date of Tender Offer Period (a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares to be Purchased	Tendered Shares to be Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
01/22/25	02/24/25	3,894,759	14.9%	652,722	2.5%	$13.8376	$9,032,106

CII

Commencement Date of Tender Offer Period (a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares to be Purchased	Tendered Shares to be Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
01/22/25	02/24/25	4,275,883	10.2%	1,049,179	2.5%	$21.1974	$22,239,867

BME

Commencement Date of Tender Offer Period (a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares to be Purchased	Tendered Shares to be Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
01/22/25	02/24/25	1,188,063	9.0%	331,387	2.5%	$42.1792	$13,977,639

(a)	Date the tender offer period began.
On January 23, 2025, BOE, BGY, BCX and BSTZ each commenced a tender offer for 2.5% of its outstanding common shares as a result of the discount trigger being met during the third measurement period under the discount management program. The tender offers expired on February 24, 2025 and the results are pending at the time of release of this report.

2024
BlackRock Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees/Directors of BlackRock Energy and Resources Trust, BlackRock Enhanced Equity Dividend Trust, BlackRock Enhanced Global
Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Enhanced Large Cap Core Fund, Inc., BlackRock Health Sciences Term Trust, BlackRock
Health Sciences Trust, BlackRock Innovation and Growth Term Trust, BlackRock Resources & Commodities Strategy Trust, BlackRock Science and Technology Term Trust,
BlackRock Science and Technology Trust and BlackRock Utilities, Infrastructure & Power Opportunities Trust:
Opinion on the Financial Statements and Financial Highlights
 We have audited the accompanying statements of assets and liabilities of BlackRock Energy and Resources Trust, BlackRock Enhanced Equity Dividend Trust, BlackRock
Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Enhanced Large Cap Core Fund, Inc. (formerly BlackRock Enhanced Capital and Income Fund, Inc.), BlackRock Health Sciences Term Trust, BlackRock Health Sciences Trust, BlackRock Innovation and Growth Term Trust, BlackRock Resources &
Commodities Strategy Trust, BlackRock Science and Technology Term Trust, BlackRock Science and Technology Trust and BlackRock Utilities, Infrastructure & Power
Opportunities Trust (the “Funds”), including the schedules of investments, as of December 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, and the related notes. Such financial statements and financial highlights of BlackRock Science and Technology Trust and BlackRock Science and Technology Term Trust are
consolidated for all periods presented. Such financial statements and financial highlights of BlackRock Enhanced Equity Dividend Trust are consolidated as of and for the three years in the period ended December 31, 2024. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the
Funds as of December 31, 2024, and the results of their operations and their cash flows for the year then ended, the statements of changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the
United States of America.

Fund	Financial Highlights
BlackRock Energy and Resources Trust, BlackRock Enhanced Equity Dividend Trust,
BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend
Trust, BlackRock Enhanced Large Cap Core Fund, Inc., BlackRock Health Sciences Trust,
BlackRock Resources & Commodities Strategy Trust, BlackRock Science and Technology
Term Trust, BlackRock Science and Technology Trust and BlackRock Utilities, Infrastructure
& Power Opportunities Trust
For each of the five years in the period ended December 31, 2024.
BlackRock Health Sciences Term Trust	For each of the four years in the period ended December 31, 2024, and for the period from January 30, 2020 (commencement of operations) through December 31, 2020.
BlackRock Innovation and Growth Term Trust	For each of the three years in the period ended December 31, 2024, and for the period from March 29, 2021 (commencement of operations) through December 31, 2021.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States)
(PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the
Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2025
We have served as the auditor of one or more BlackRock investment companies since 1992.
Report of Independent Registered Public Accounting Firm

Important Tax Information
(unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31,
2024:

Trust Name	Qualified Dividend Income
BGR	$ 8,876,987
BDJ	37,667,714
BOE	10,955,631
BGY	9,933,846
CII	8,711,972
BME	932,858
BCX	21,906,083
BUI	5,606,513
The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted
below, for the fiscal year ended December 31, 2024:

Trust Name	20% Rate Long-Term Capital Gain Dividends
BDJ	$ 71,310,181
BGY	14,548,390
CII	52,486,414
BME	27,644,801
BSTZ	76,763,205
BST	54,438,359
BUI	19,545,019
The Trusts intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended December 31, 2024:

Trust Name	Foreign Source Income Earned	Foreign Taxes Paid
BOE	$ —	$ —
BGY	7,090,627	—
BCX	14,328,277	1,151,734
BUI	—	—
The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended
December 31, 2024:

Trust Name	Federal Obligation Interest
BGR	$ 116,131
BDJ	599,318
BOE	106,006
BGY	85,754
CII	48,115
BME	64,832
BCX	345,272
BUI	90,213
The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.
The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2024 qualified for the dividends-received deduction for corporate shareholders:

Trust Name	Dividends-Received Deduction
BGR	78.51%
BDJ	48.72
BOE	72.75
BGY	4.76
CII	100.00
BME	100.00
BCX	30.80
BUI	100.00

2024
BlackRock Annual Report to Shareholders

Important Tax Information
(unaudited) (continued)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2024:

Trust Name	Interest Dividends
BGR	$ 236,542
BDJ	1,208,058
BOE	213,721
BGY	172,891
CII	97,845
BME	130,983
BCX	696,112
BUI	181,858
The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2024:

Trust Name	Interest- Related Dividends	Qualified Short-Term Capital Gains
BGR	$ 236,542	$ —
BDJ	1,208,058	17,993,020
BOE	213,721	—
BGY	172,891	18,293,621
CII	97,815	—
BME	130,977	—
BCX	696,112	—
BUI	181,858	—
Important Tax Information

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since December 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
Effective March 26, 2024, BlackRock Innovation and Growth Term Trust (BIGZ) began operating as a diversified fund.
Effective April 16, 2024 BlackRock Health Sciences Term Trust (BMEZ) began operating as a diversified fund.
Effective December 31, 2024, BlackRock Enhanced Large Cap Core Fund, Inc. (CII) changed its name from “BlackRock Enhanced Capital and Income Fund, Inc.” and adopted a non-fundamental investment policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. For purposes of the Trust’s 80%
policy, large cap equity securities are equity securities that at the time of purchase have a market capitalization within the range of companies included in the Russell 1000
®
Index.
Except as noted above, during each Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.
Effective February 20, 2025, BlackRock Innovation and Growth Term Trust (BIGZ) will change its name and ticker symbol to “BlackRock Technology and Private Equity Term
Trust” and “BTX”, respectively. In addition, effective February 20, 2025, the Trust will adopt a new non-fundamental investment policy to invest, under normal market conditions, at least 80% of its total assets in a combination of equity securities issued by U.S. and non-U.S. technology and privately held companies (the “80% Policy Change”) and implement certain other changes to the Trust’s investment policies. The Board of Trustees of the Trust has also approved (i) the amendment of the Trust’s fundamental investment restriction with respect to industry concentration to allow the Trust to concentrate its investments in one or more industries (the “Fundamental Restriction Change”)
and (ii) a change in the Trust’s diversification status under the Investment Company Act of 1940, as amended, from diversified to non-diversified (the “Diversification Status
Change”). Each of the Fundamental Restriction Change and the Diversification Status Change are subject to shareholder approval; however, shareholder approval is not required for the 80% Policy Change.
Investment Objectives and Policies
BlackRock Energy and Resources Trust (BGR)
The Trust’s investment objective is to provide total return through a combination of current income and capital appreciation. The Trust seeks to achieve this objective by investing primarily in equity securities of companies engaged in the energy and natural resources business and equity derivatives with exposure to the energy and natural resources industry.
Under normal market conditions, the Trust invests at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The Trust will not invest, under normal market conditions, less than 25% of its total assets in securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry without shareholder approval. Companies in the energy and natural resources industry include those companies involved in the exploration, production or distribution of energy or natural resources, such as gas, oil, metals and minerals as well as related transportation companies and equipment manufacturers. These equity securities may include common stocks, preferred shares, convertible securities, warrants, depositary receipts, equity interests in Canadian Royalty Trusts and equity interests in master limited partnerships (“MLPs”). The Trust will not invest more than 25% of its total assets in MLPs. The Trust may invest in companies located anywhere in the world.
The Trust expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets. Under normal market conditions, the Trust will invest at least 30% of its total assets in at least two countries other than the United States. The Trust may invest in companies of any market capitalization, including small capitalization and mid-capitalization companies. The Trust does not intend to invest directly in commodities.
As part of its strategy, the Trust currently intends to employ an option strategy of writing (selling) covered call options on common stocks. The Trust seeks to produce current income and gains generated from option writing premiums. In addition to its covered call strategy the Trust may, to a lesser extent, pursue an option strategy that includes the sale (writing) of both put options and call options on certain of the common stocks in the Trust’s portfolio.
The Trust may invest up to 20% of its total assets in other U.S. and other non-U.S. investments. These investments may include equity and debt securities of companies not engaged in the energy and natural resources industry. The Trust reserves the right to invest up to 10% of its total assets in non-investment grade debt securities, commonly known as “junk bonds.”
In addition to the option strategies discussed above, the Trust may engage in transactions such as options, futures, swaps, foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions for hedging purposes or to enhance total return. The
Trust may also engage in short sales of securities.
The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of investment and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.
Application of the Trust’s investment philosophy, from time to time, may cause the Trust to invest a significant portion of its assets in a particular country or region of the world.
The Trust anticipates that its investment strategy will cause it to invest in a number of countries throughout the world, but the actual number of countries represented in the
Trust’s portfolio will vary over time. The Trust anticipates that application of its investment philosophy currently would cause it to invest in issuers located in 10 countries globally, including the United States. Under normal market conditions, the Trust will invest in the equity securities of issuers in at least three different countries, including the

2024
BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks
(continued)

Investment Objectives and Policies
(continued)
United States, and will invest at least 30% of its total assets at the time of investment in the equity securities of non-United States issuers. However, the Trust may invest in the securities of non-United States issuers without limit.
Leverage:

The Trust may, but does not currently intend to, incur indebtedness or issue preferred shares for investment purposes.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
BlackRock Enhanced Large Cap Core Fund, Inc. (CII) (formerly, BlackRock Enhanced Capital and Income Fund, Inc.)
The Trust’s investment objective is to provide current income and capital appreciation. The Trust’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act of 1940, as amended (the “Investment Company
Act”)).
The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. BlackRock Advisors, LLC (the “Manager”) from time to time may vary the percentage of the Trust’s assets invested in any particular type of equity security based on such factors as market and economic conditions, fiscal and monetary policy and the relative security valuation of the various equity asset classes.
Under normal circumstances, the Trust seeks to invest at least 80% of the its net assets plus the amount of any borrowings for investment purposes in large cap equity securities and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. For purposes of the Trust’s
80% policy, large cap equity securities are equity securities that at the time of purchase have a market capitalization within the range of companies included in the Russell
1000
®
Index (the “Russell 1000 Index”).  The Russell 1000 Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The 80% policy noted above is a non-fundamental policy of the Trust and may not be changed without 60 days’ prior notice to shareholders.
The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options on indices of securities and sectors of securities. In addition to its option strategy on indices, the Trust may pursue a strategy that includes the writing (selling) of both call and put options on individual common stocks. These option strategies are intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s stockholders. As the Trust writes calls and puts over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.
To the extent the Trust invests in dividend-paying common stocks, the Manager currently intends to emphasize those securities that: (i) are eligible to pay “qualified dividend”
income and/or (ii) make payments that are eligible for the dividends received deduction allowed to corporate taxpayers (“Dividends Received Deduction”) pursuant to
Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”).  Long-term capital gains and qualified dividend income are currently eligible for reduced
U.S. federal income tax rates for individuals. Long-term capital gains and qualified dividend income included in distributions of a regulated investment company (a “RIC”) to its individual stockholders are generally passed through to such stockholders and taxed at such reduced rates. Pursuant to Section 243 of the Code, corporations generally may deduct a portion of the dividend income they receive from domestic corporations. Corporate stockholders of a RIC generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts that the RIC designates as qualifying for the Dividends Received Deduction. Although the Trust has the ability to borrow money for investment purposes, it has no current intention to do so. If, however, the Trust did use leverage, the use of leverage through borrowings may reduce the amount of dividends it can designate as qualifying for the Dividends Received Deduction which will, in turn, limit the tax benefit to a corporate stockholder of investing in the
Trust. Corporate stockholders should consider whether an investment in the Trust is appropriate in light of the Trust’s ability to borrow. No assurance can be given as to what percentage of the dividends paid on the Trust’s common stock will be eligible for: (i) the reduced U.S. federal income tax rate for qualified dividend income and long-term capital gains for individuals or (ii) the Dividends Received Deduction for corporate stockholders of the Trust.
Investment in the Trust’s common stock offers the individual investor several potential benefits. The Trust offers investors the opportunity to invest in a professionally managed portfolio which contains common stocks and preferred securities of U.S. and foreign issuers. The Manager provides professional management, which includes the extensive securities and credit analysis needed to invest in common stocks, preferred securities and foreign securities. The Trust also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments. These benefits are at least partially offset by the expenses involved in running an investment company. Such expenses primarily consist of advisory fees and operational costs. The use of leverage also involves certain expenses and risk considerations.
The Trust may engage in various portfolio strategies to seek to increase its return or to hedge its portfolio against movements in interest rates, in currency rates and in the securities markets through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, total return swaps, short selling and foreign exchange transactions. No assurance can be given that the Trust will employ these strategies or that, if employed, they will be effective.
The Trust may vary its investment objective and policies for temporary defensive purposes during periods in which the Manager believes that conditions in the securities markets or other economic, financial or political conditions warrant and in order to keep the Trust’s cash fully invested, including during the periods which the net proceeds of the offering are being invested. Under such conditions, the Trust may invest up to 100% of its total assets in securities issued or guaranteed by the United States government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating service, or other debt securities deemed by the Manager to be consistent with a defensive posture, or may hold its assets in cash..
Leverage:

The Trust does not currently intend to, but may, leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks
(continued)

Investment Objectives and Policies
(continued)
BlackRock Enhanced Equity Dividend Trust (BDJ)
The Trust’s primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust’s investment objectives are not fundamental and may be changed by the Board of Trustees without shareholder approval.
The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing strategy to enhance distributions to its shareholders. The Trust uses an option strategy that writes options on approximately 50-60% of its total assets.
Under normal market conditions, the Trust invests at least 80% of its total assets in dividend-paying equities. The Trust’s investments in derivatives will be counted toward the
Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. Under normal market conditions, the Trust may invest up to 20% of its total assets in equity securities of issuers that do not pay dividends. The Trust may invest directly in such securities or synthetically through the use of derivatives.
To the extent the Trust invests in dividend-paying common stocks, BlackRock Advisors, LLC (the “Manager”) may emphasize those securities that: (i) are eligible to pay
“qualified dividend” income, and/or (ii) make payments that are eligible for the dividends received deduction allowed to corporate taxpayers pursuant to Section 243 of the
Internal Revenue Code of 1986, as amended (the “Code”). Long-term capital gains and qualified dividend income are currently eligible for reduced U.S. federal income tax rates for individuals. Long-term capital gains and qualified dividend income properly reported as being included in distributions of a regulated investment company (a “RIC”) to its individual shareholders are generally passed through to such shareholders and taxed at such reduced rates. Pursuant to Section 243 of the Code, corporations generally may deduct a portion of the dividend income they receive from domestic corporations. Corporate shareholders of a RIC generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts that the RIC reports as qualifying for the dividends received deduction. Although the Trust has the ability to borrow money for investment purposes, it has no current intention to do so. If, however, the Trust did use leverage, the use of leverage through borrowings may reduce the amount of dividends it can designate as qualifying for the dividends received deduction which will, in turn, limit the tax benefit to a corporate shareholder of investing in the
Trust. Corporate shareholders should consider whether an investment in the Trust is appropriate in light of the Trust’s ability to borrow. No assurance can be given as to what percentage of the dividends paid on the Trust’s common stock will be eligible for: (i) the reduced U.S. federal income tax rate for qualified dividend income and long-term capital gains for individuals, or (ii) the dividends received deduction for corporate shareholders of the Trust.
The Trust may invest up to 20% of its total assets in preferred securities.
The Trust may invest up to 10% of its total assets in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies.
The Trust may invest in shares of real estate investment trusts.
The Trust may invest up to 20% of its total assets in non-U.S. securities, which may include securities denominated in U.S. dollars or in foreign currencies or multinational currency units. The Trust may invest in foreign securities of emerging market issuers, but investments in such securities will not comprise more than 10% of its total assets.  The
Trust will consider a company a U.S. company and not a foreign company if it meets one or more of the following tests: (i) such company was organized in the United States;
(ii) such company’s primary business office is in the United States; (iii) the principal trading market for such company’s assets are located in the United States; (iv) 50% or more of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from the United States.
The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.
The Trust may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for hedging and risk management purposes and not as a speculative investment.
The Trust will not sell interest rate caps or floors that it does not own.  The Trust will only enter into interest rate swap, cap or floor transactions with counterparties the
Investment Advisor believes to be creditworthy at the time they enter into such transactions.
The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of the Trust’s total assets or the
Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust   may also make short sales “against the box”
without respect to such limitations.
Leverage:

The Trust may borrow funds for investment purposes and/or issue debt securities or preferred shares to purchase additional securities. These practices are known as “leverage.” The Trust may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as the Manager may from time to time determine. The Trust may borrow in an amount up to 5% of its total assets for temporary or emergency purposes.
The Trust currently does not intend to incur indebtedness or issue preferred shares for investment purposes, except in connection with derivative instruments such as exchange listed and over-the-counter put and call options on securities, financial futures, equity indices, and other financial instruments, purchase and sell futures contracts and options thereon, swaps, forward foreign currency contracts and various interest rate transactions, short sales, repurchase agreements, reverse repurchase agreements, when issued or forward commitment transactions and similar investment strategies.
The Trust may enter into derivative securities transactions that have leverage embedded in them.

2024
BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks
(continued)

Investment Objectives and Policies
(continued)
BlackRock Enhanced Global Dividend Trust (BOE)
The Trust’s investment objective is primarily to seek current income and current gains, with a secondary objective of long-term capital appreciation.  The Trust’s investment objective is not a fundamental policy and may be changed without prior shareholder approval.
The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies located in countries throughout the world and by utilizing an option writing strategy to enhance current gains.  BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the
“Advisors”), the Trust’s sub-advisor, from time to time may vary the percentage of the Trust’s assets invested in any particular type of equity security, based on factors such as market and economic conditions, fiscal and monetary policy and the relative security valuation of the various equity asset classes.
The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options on indices of securities and sectors of securities.  The
Trust intends to write covered put and call options with respect to approximately 30% to 45% of its total assets, although this percentage may vary from time to time with market conditions. In addition to its option strategy on indices, the Trust may pursue a strategy that includes the writing (selling) of both call and put options on individual common stocks.  These option strategies are intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s shareholders.  As the
Trust writes calls and puts over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.
Under normal market conditions, the Trust is required to invest at least 80% of its net assets in dividend-paying equity securities. The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. Under normal market conditions, the Trust is required to invest at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the U.S.). The Trust may invest directly in such securities or synthetically through the use of derivatives. Equity securities in which the Trust invests include common stocks, preferred stocks, convertible securities, warrants, depositary receipts and equity interests in real estate investment trusts.  The Trust may invest in companies located anywhere in the world.  The Trust may invest in companies of any size market capitalization, but intends to invest primarily in the securities of large capitalization companies. The Trust may invest in companies conducting initial public offerings.
The Trust may invest up to 25% of its total assets in equity securities of issuers in emerging countries. The Trust may invest up to 20% of its total assets in debt securities, including debt securities issued by companies located in emerging markets. The Trust may invest up to 10% of its total assets in non-investment grade debt securities, commonly known as “junk bonds.”
Application of the Trust’s investment philosophy, from time to time, may cause the Trust to invest a significant portion of its assets in a particular country or region of the world.
The Trust’s investment strategy causes it to invest in issuers located in a number of countries throughout the world, but the actual number of countries represented in the
Trust’s portfolio will vary over time. Under normal market conditions, the Trust invests in the equity securities of issuers in at least three different countries, including the
United States. However, the Trust may invest in the securities of non-U.S. issuers without limit.
The Trust may engage in various portfolio strategies to seek to increase its return or to hedge its portfolio against movements in interest rates, in currency rates and in the securities markets through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, interest rate transactions, including interest rate swaps, total return swaps and credit default swaps and short selling and foreign exchange transactions.  Each of these portfolio strategies is described below.  No assurance can be given that the Trust will employ these strategies or that, if employed, they will be effective.
The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of investment, and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.
To the extent the Trust invests in dividend-paying common stocks, the Advisors currently intend to emphasize those securities that:  (i) are eligible to pay “qualified dividend”
income and/or (ii) make payments that are eligible for the dividends received deduction allowed to corporate taxpayers pursuant to Section 243 of the Internal Revenue Code
of 1986, as amended (the “Code”).   Long-term capital gains and qualified dividend income are currently eligible for reduced U.S. federal income tax rates for individuals.
Long-term capital gains and qualified dividend income included in distributions of a regulated investment company (a “RIC”) to its individual shareholders are generally passed through to such shareholders and taxed at such reduced rates.  Pursuant to Section 243 of the Code, corporations generally may deduct a portion of the dividend income they receive from domestic corporations.  Corporate shareholders of a RIC generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts that the RIC designates as qualifying for the Dividends Received Deduction.  Although the Trust has the ability to borrow money for investment purposes, it has no current intention to do so.  If, however, the Trust did use leverage, the use of leverage through borrowings may reduce the amount of dividends it can designate as qualifying for the Dividends Received Deduction which will, in turn, limit the tax benefit to a corporate shareholder of investing in the Trust.  Corporate shareholders should consider whether an investment in the Trust is appropriate in light of the Trust’s ability to borrow.  No assurance can be given as to what percentage of the dividends paid on the Trust’s common stock will be eligible for:  (i) the reduced U.S. federal income tax rate for qualified dividend income and long-term capital gains for individuals or (ii) the Dividends Received Deduction for corporate shareholders of the Trust.
In selecting investments for the Trust, the Advisors combine fundamental research with a top-down strategy, analyzing 70 sub-industry groups on an ongoing basis.  The
Advisors seek to identify companies that it believes have the potential to outperform the market.  The Advisors’ investment techniques for the Trust include assessing industry structure and dynamics, evaluating growth catalysts on an industry and individual company basis and assessing a company’s valuation relative to the broad market and its respective industry group.  The Advisors seek to invest in companies that it believes have sizeable market opportunities, global, regional or local competitive advantages, sound business models and financial strength, proven management teams and compelling relative and absolute valuations.
Leverage:

The Trust may, but does not currently intend to, incur indebtedness or issue preferred shares for investment purposes.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks
(continued)

Investment Objectives and Policies
(continued)
BlackRock Enhanced International Dividend Trust (BGY)
The Trust’s primary investment objective is to seek current income and current gains, with a secondary objective of long-term capital appreciation. “Current gains” means gains realized from the Trust’s option strategy (described below) pursuant to which the Trust seeks to enhance monthly distributions to investors. The Trust’s investment objectives may be changed without shareholder approval.
The Trust seeks to achieve its objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and utilizing an option writing (selling) strategy to enhance current gains. Under normal circumstances, the Trust invests at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The Trust may invest up to 20% of its total assets in equity securities of issuers located in the United States. The Trust may invest up to 50% of its total assets in equity securities of issuers located in emerging market countries. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe. Equity securities in which the Trust anticipates investing include common stocks, preferred stocks, convertible securities, warrants, depositary receipts and equity interests in real estate investment trusts.
Under normal circumstances, the Trust anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by
BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the Trust’s sub-advisor, in which case the
Trust would invest at least 30%) — of its total assets in securities of (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers which primarily trade in a market located outside the U.S., or (iv) issuers doing a substantial amount of business outside the U.S., which the Trust considers to be companies that derive at least
50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Trust will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes, the Trust may deviate very substantially from the allocation described above.
The Trust seeks to generate current dividends and income by investing in equity securities that pay dividends. The Trust will seek income a portion of which is classified as
“qualified dividend income,” which is dividend income that is eligible to be taxed at a maximum U.S. federal income tax rate of generally 20%. The lower U.S. federal tax rates generally apply to dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by both the Trust and the shareholder.
As part of its investment strategy, the Trust intends to write (sell) covered call and put options on individual common stocks, stock indices and stock sectors. The Trust may utilize over-the-counter options to a significant extent in order to employ its option strategy. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s shareholders. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.
A call option written by the Trust on a security is “covered” if the Trust owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, the Trust’s custodian segregates sufficient cash or other assets determined to be liquid by the Advisors (in accordance with procedures established by the Board of Trustees (the “Board”))) upon conversion or exchange of other securities held by the Trust. A call option is also covered if the Trust holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the
Advisors as described above.
A put option written by the Trust on a security is “covered” if the Trust segregates assets determined to be liquid by the Advisors (in accordance with procedures established by the Board) equal to the exercise price. A put option is also covered if the Trust holds a put on the same security as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above.
An index- or sector-oriented option is considered “covered” if the Trust maintains with its custodian assets determined to be liquid in an amount equal to the contract value of the applicable basket of securities. An index or sector call option also is covered if the Trust holds a call on the same basket of securities as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. An index or sector put option also is covered if the Trust holds a put on the same basket of securities as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, we refer to these types of options collectively as “index options.”
The Trust generally intends to write covered put and call options with respect to approximately 30% to 45% of its total assets, although this percentage may vary from time to time with market conditions. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.
The Trust may hold or have exposure to equity securities of issuers of any size, including small and medium capitalization companies, and to issuers in any industry or sector.
The Trust will not invest 25% or more of its total assets in securities of issuers in any single industry.
The Trust may invest in the securities of smaller, less seasoned companies. The Trust also may engage in short sales of securities and may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board.
Although not intended to be a significant element in the Trust’s investment strategy, from time to time the Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity indices and other financial instruments, purchase and sell financial futures

2024
BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks
(continued)

Investment Objectives and Policies
(continued)
contracts and options thereon, engage in swaps and purchase derivative instruments that combine features of these instruments for hedging and risk management purposes or to enhance total return. The percentage limitations set herein apply at the time of investment, and the Trust will not be required to sell securities because of subsequent changes in market values.
Leverage
:

lthough the Agreement and Declaration of Trust of the Trust provides that the Board of the Trust may authorize the Trust to issue preferred shares or incur indebtedness, the Trust currently does not intend to issue preferred shares or incur indebtedness for investment purposes.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
BlackRock Health Sciences Term Trust (BMEZ)
The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.
BlackRock Advisors, LLC (the “Manager”) believes that the knowledge and experience of its Health Sciences Team enable it to evaluate the macro environment and assess its impact on health sciences companies and the various sub-industries within the health sciences group of industries. Within this framework, the Manager identifies stocks with attractive characteristics, evaluates the use of options and provides ongoing portfolio risk management.
The top-down or macro component of the investment process is designed to assess the various interrelated macro variables affecting the health sciences group of industries as a whole. The Manager evaluates health sciences sub-industries (i.e., pharmaceuticals, biotechnology, medical devices, healthcare services, etc.). Selection of sub-industries within the health sciences group of industries is a result of both the Manager’s sub-industry analysis, as well as the Manager’s bottom-up fundamental company analysis. Risk/reward analysis is a key component of both top-down and bottom-up analysis.
Bottom-up security selection is focused on identifying companies with the most attractive characteristics within each sub-industry of the health sciences group of industries.
The Manager seeks to identify companies with strong product potential, solid earnings growth and/or earnings power which are under appreciated by investors, a quality management team and compelling relative and absolute valuation. The Manager believes that the knowledge and experience of its Health Sciences Team enables it to identify attractive health sciences securities.
The Manager intends to utilize option strategies that consist of writing (selling) call options on a portion of the common stocks in the Trust’s portfolio, as well as other option strategies such as writing other calls and puts or using options to manage risk. The portfolio management team will work closely to determine which option strategies to pursue to seek to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.
Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities of companies principally engaged in the health sciences group of industries and equity derivatives with exposure to the health sciences group of industries. Equity derivatives in which the Trust invests as part of this non-fundamental investment policy include purchased and sold (written) call and put options on equity securities of companies in the health sciences group of industries. The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
The Trust will consider a company to be principally engaged in the health sciences group of industries if (i) it is classified in an industry within the health sciences group of industries by a third-party industry classification system or (ii) it is not classified in any industry by such third-party industry classification system and the Manager determines that the company is principally engaged in the health sciences group of industries.
Companies in the health sciences group of industries include health care providers as well as businesses involved in researching, developing, producing, distributing or delivering medical, dental, optical, pharmaceutical or biotechnology products, supplies, equipment or services or that provide support services to these companies. These companies also include those that own or operate health facilities and hospitals or provide related administrative, management or financial support. Other companies in the health sciences group of industries in which the Trust may invest include: clinical testing laboratories; diagnostics; hospital, laboratory or physician ancillary products and support services; rehabilitation services; employer health insurance management services; and vendors of goods and services specifically to companies engaged in the health sciences. The Trust will concentrate its investments in the health sciences group of industries.
While the Trust will invest primarily in companies providing products and services for human health, it may also invest in companies whose products or services relate to the growth or survival of animals and plants. Non-human health sciences companies include those engaged in the development, production or distribution of products or services that: increase crop, animal and animal product yields by enhancing growth or increasing disease resistance; improve agricultural product characteristics, such as taste, appearance, nutritional content and shelf life; reduce the cost of producing agricultural products; or improve pet health.
The Trust may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. The Trust will focus its investments in mid- and small-capitalization companies. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.
The Trust invests primarily in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts, of health sciences companies and limited partnership interests in REITs that own hospitals.
The Trust may invest in shares of companies through IPOs. The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities
Exchange Act of 1934, as amended. The Trust intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks
(continued)

Investment Objectives and Policies
(continued)
business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.”
The Trust may invest up to 20% of its total assets in other investments, including equity securities issued by companies that are not principally engaged in the health sciences group of industries and debt securities issued by any issuer, including non-investment grade debt securities. The Trust’s investments in non-investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk”
or “high yield” securities. The Trust has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold, and such securities may be of any maturity.
As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling)
other call and put options on individual common stocks, and, to a lesser extent, writing (selling) call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter (“OTC”)
options.
During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.
The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps)
and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.
The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.
The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class.
The Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.  “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).
Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s investment objectives may be changed by the Board without prior shareholder approval; however, the
Trust will not change its policy of investing, under normal market conditions, at least 80% of its total assets in equity securities of companies principally engaged in the health sciences group of industries and equity derivatives with exposure to the health sciences group of industries unless it provides shareholders at least 60 days’ written notice before implementation of the change in compliance with rules of the Securities and Exchange Commission.
Leverage:

The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objectives and policies.
The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.
The Trust may enter into “dollar roll” transactions.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

2024
BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks
(continued)

Investment Objectives and Policies
(continued)
BlackRock Health Sciences Trust (BME)
The Trust’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. Equity derivatives in which the Trust invests as part of this non-fundamental investment policy include purchased and sold (written) call and put options on equity securities of companies in the health sciences and related industries. The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
The Trust’s investment objective may be changed by the Board of Trustees without prior shareholder approval; however, the Trust will not change its policy of investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry unless it provides shareholders with notice at least 60 days prior to changing this non-fundamental policy, or unless such change was previously approved by shareholders.
Companies in the health sciences industry include health care providers as well as businesses involved in researching, developing, producing, distributing or delivering medical, dental, optical, pharmaceutical or biotechnology products, supplies, equipment or services or that provide support services to these companies. These companies also include those that own or operate health facilities and hospitals or provide related administrative, management or financial support. Other health sciences industries in which the Trust may invest include: clinical testing laboratories; diagnostics; hospital, laboratory or physician ancillary products and support services; rehabilitation services;
employer health insurance management services; and vendors of goods and services specifically to companies engaged in the health sciences. BlackRock Advisors, LLC (the
“Manager”) determines, in its discretion, whether a company is engaged in the health sciences and related industries.
While the Trust will invest primarily in companies providing products and services for human health, it may also invest in companies whose products or services relate to the growth or survival of animals and plants. Non-human health sciences industries include companies engaged in the development, production or distribution of products or services that: increase crop, animal and animal product yields by enhancing growth or increasing disease resistance, improve agricultural product characteristics, such as taste, appearance, nutritional content and shelf life; reduce the cost of producing agricultural products; or improve pet health.
The Trust will consider a company to be principally engaged in a health sciences or related industry if 50% or more of its revenues are derived from, or 50% or more of its assets are related to, its health sciences business. Although the Trust generally will invest in companies included in the Russell 3000
®
Index, the Trust may invest in equity securities
of health sciences companies with any size market capitalization, including small and mid-cap health sciences companies and companies that are not included in the Russell
3000
®
Index.
As part of its investment strategy, the Trust employs an option strategy of writing (selling) covered call options on common stocks in its portfolio, writing other call and put options on individual common stocks and, to a lesser extent, writing call and put options on indices of health sciences securities. The Trust seeks to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. The Trust generally intends to write call and put options with respect to approximately 30% to 50% of its total assets, although this percentage may vary from time to time with market conditions.
The Trust invests primarily in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts, of issuers engaged in the health sciences or related industries and equity interests in real estate investment trusts (“REITs”) that own hospitals. The Trust may invest in companies of any size market capitalization.
The Trust may invest in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer. The types of preferred securities in which the Trust may invest include trust preferred securities.
The Trust may invest in convertible securities. A convertible security is a bond, debenture, note, preferred security or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.
The Trust may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.
The Trust may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”)
and other similar global instruments.
The Trust may invest in equity interests of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e., hotels, shopping malls, residential complexes and office buildings).
The Trust may invest without limitation in securities of U.S. issuers and non-U.S. issuers located in countries throughout the world, including in developed and emerging markets. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated. For purposes of the Trust, a company is deemed to be a non-U.S. company if it meets the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the
United States; (iii) the principal trading market for such company’s securities is not located in the United States; (iv) less than 50% of such company’s assets are located in the
United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States.
The Trust may invest up to 20% of its total assets in other investments. These investments may include equity and debt securities of companies not engaged in the health sciences industry. Fixed-income securities in which the Trust may invest include bonds or other debt securities issued by U.S. or foreign (non-U.S.) corporations or other
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks
(continued)

Investment Objectives and Policies
(continued)
business entities and U.S. Government and agency securities. The Trust has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold, and such securities may be of any maturity.
The Trust reserves the right to invest up to 10% of its total assets in securities rated, at the time of investment, below investment grade quality, such as those rated “Ba” or below by Moody’s Investors Service, Inc. and “BB” or below by S&P Global Ratings, or securities comparably rated by other rating agencies or in securities determined by the
Manager to be of comparable quality. Such securities commonly are referred to as “high yield” or “junk” bonds.
The Trust may invest in registered investment companies in accordance with the Investment Company Act of 1940, as amended (the “Investment Company Act”). The
Investment Company Act generally prohibits the Trust from investing more than 5% of its assets in any one other investment company or more than 10% of its assets in all other investment companies.
In addition to the option strategies discussed above, the Trust may engage in strategic transactions to facilitate portfolio management, mitigate risks and generate total return.
The Trust may use a variety of other investment management techniques and instruments. The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. The Trust also may purchase derivative instruments that combine features of these instruments.
In connection with its hedging and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery (“future contracts”) of securities, aggregates of securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Trust may engage in such transactions for bona fide hedging, risk management and other appropriate portfolio management purposes.
The Trust may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies.
The Trust may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management unless it does so consistent with the rules of the Commodities Futures Trading Commission (the “CFTC”).
The Trust may engage in options and futures transactions on exchanges and options in the over-the-counter (“OTC”) markets.
The Trust intends to enter into options and futures transactions only with banks or dealers the Manager believes to be creditworthy at the time they enter into such transactions.
The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Trust uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool”
or a vehicle for trading such instruments. Accordingly, the Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity
Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Trust.
In order to enhance income or reduce fluctuations in net asset value, the Trust may sell or purchase call options on securities and indices based upon the prices of futures contracts and debt or equity securities that are traded on U.S. and non-U.S. securities exchanges and on the over-the-counter markets.
As with calls, the Trust may purchase put options on securities (whether or not it holds such securities in its portfolio), indices or future contracts. For the same purposes, the
Trust may also sell puts on securities, indices or futures contracts on such securities if the Trust’s contingent obligations on such puts are secured by designating cash or liquid assets on its books and records having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust’s assets would be required to be segregated on its books to cover its potential obligation under its hedging and other investment transactions.
The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis.
The Trust intends to use these transactions for risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. The Trust will only enter into interest rate swap, cap or floor transactions with counterparties the Manager believes to be creditworthy at the time they enter into such transactions.
The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives.
Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments.
The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

2024
BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks
(continued)

Investment Objectives and Policies
(continued)
The Trust may make short sales of securities for risk management, in order to maintain portfolio flexibility or to enhance income or gain. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.
The Trust may invest in illiquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary market. The sale of restricted and illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of investments eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted investments may sell at a price lower than similar investments that are not subject to restrictions on resale.
The Trust may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be.
The Trust may lend securities with a value up to 33 1/3% of its total assets (including such loans) to banks, brokers and other financial institutions.
As temporary investments, the Trust may invest in repurchase agreements. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Manager, present minimal credit risk.
The Trust may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt securities when the Manager determines that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security. The Trust may not achieve its investment objective when it does so. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent. Short-term debt investments include U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, certificates of deposit issued against funds deposited in a bank or a savings and loan association, repurchase agreements, which involve purchases of debt securities, and commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.
Leverage:

The Trust does not currently borrow money for investment purposes or have preferred shares outstanding, and has no present intention of borrowing money for investment purposes or issuing preferred shares in the future.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
The Trust may enter into reverse repurchase agreements and “dollar roll” transactions.
BlackRock Innovation and Growth Term Trust (BIGZ)
The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust is not intended as, and you should not construe it to be, a complete investment program. There can be no assurance that the Trust’s investment objectives will be achieved or that the Trust’s investment program will be successful. The Trust’s investment objectives may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.
In selecting investments for the Trust, BlackRock Advisors, LLC (the “Manager”) focuses on equity securities of mid- and small-capitalization growth companies that are
“innovative.” These are companies that have introduced, or are seeking to introduce, a new product or service that potentially changes the marketplace. In evaluating innovative companies, the Manager seeks to identify, using its own internal research and analysis, companies capitalizing on innovation or that are enabling the further development of the theme of innovation in the markets in which they operate.
Among other things, common criteria for innovative companies across industries may include developing new products, selling in new markets or channels, applying a new or superior technology to legacy industries, refining existing processes for efficiency, changing or pivoting business model, or creating tools that empower new breakthroughs.
In addition, the Trust seeks to invest in companies where, in the opinion of the Manager, free cash flow is likely to grow for a sustained period. Factors considered in the
Manager’s analysis of a company may include 1) a large and underpenetrated addressable market, 2) a technology or service model that creates recurring demand for product, and 3) a competitive landscape that allows for stable or expanding margins. The Manager’s outlook for a company based upon these and other factors is then compared to the outlook of the company implied in the current share price of the company. The Manager looks to invest in companies where its view of future cash flows is more favorable than that which it believes is reflected by the current price.
The Manager will identify trends that have ramifications for individual companies or entire industries. Risk/reward analysis is a key component of both top-down and bottom-up analysis.
Bottom-up security selection is focused on identifying innovative companies with the most attractive growth characteristics. The Manager seeks to identify companies with strong product potential, solid earnings growth and/or earnings power which are under appreciated by investors, a quality management team and compelling relative and absolute valuation. The Manager believes that the knowledge and experience of its investment team enables it to identify attractive innovative companies.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks
(continued)

Investment Objectives and Policies
(continued)
The Trust intends to utilize option strategies that consist of writing (selling) call options on a portion of the common stocks in its portfolio, as well as other option strategies such as writing other calls and puts or using options to manage risk. The portfolio management team will work closely to determine which option strategies to pursue to seek to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.
The Trust will invest primarily in equity securities issued by mid- and small-capitalization companies that the Manager believes have above-average earnings growth potential.
Equity securities include common stocks, preferred stocks, convertible securities, warrants and depositary receipts, though the Trust seeks to buy primarily common stock.
Although universal definitions of mid-capitalization companies and small-capitalization companies do not exist, the Trust generally defines mid-capitalization and small-capitalization companies as those companies with market capitalizations, at the time of the Trust’s investment, comparable in size to the companies in the Russell 2500™
Growth Index (between $20.75 million and $20.98 billion as of December 31, 2023). In the future, the Trust may define mid- and small-capitalization companies using a different index or classification system.
The Trust may invest in shares of companies through IPOs. The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Exchange
Act. Under normal market conditions, the Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as
“pre-IPO companies.”
The Trust may invest up to 25% of its assets in securities of foreign companies, including companies located in emerging markets. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.
The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.
As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling)
other call and put options on individual common stocks, including uncovered call and put options, and, to a lesser extent, writing (selling) covered and uncovered call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter options.
The Trust may also purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.
During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.
The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
The Trust may engage in active and frequent trading of portfolio securities to achieve its investment objectives.
Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described in this prospectus apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s investment objectives may be changed by the Board without prior shareholder approval.
Leverage:

The Trust currently does not intend to borrow money or issue debt securities or preferred shares. The Trust is, however, permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), and issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets). “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares.
The Trust is permitted to leverage its portfolio by entering into one or more credit facilities.

2024
BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks
(continued)

Investment Objectives and Policies
(continued)
The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Trust’s investment restrictions.
The Trust may enter into “dollar roll” transactions.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
BlackRock Resources & Commodities Strategy Trust (BCX)
The Trust’s primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its objectives by investing substantially all of its assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives. The Trust’s investment objectives are not fundamental and may be changed by the Board of
Trustees of the Trust (the “Board”).
The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives. The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. Commodities and natural resources include, without limitation, minerals, metals (including precious, industrial and rare metals), steel, agricultural products and commodities, livestock, environmental commodities, wool, ethanol, chemicals, forest products (including wood, pulp and paper), plastic, rubber, sugar, cotton, cocoa, coffee, basic materials, building materials, water, oil, gas, consumable fuel, energy and other natural resources. Commodity and natural resources companies, include, but are not limited to, companies in commodities, natural resources and energy businesses and in associated businesses and companies that provide services or have exposure to such businesses (collectively, the “Commodities and Natural Resources Sector”). These companies include, without limitation, companies engaged in the exploration, ownership, production, refinement, processing, transportation, distribution or marketing of commodities or natural resources, companies that use commodities and natural resources extensively in their products, including companies that are engaged in businesses such as integrated oil, oil and gas exploration and production, gold, metals and minerals, steel and iron ore production, aluminum and related products, energy services, and technology, metal production, forest products, including timber and related wood and paper products, chemicals, fertilizer and agricultural chemicals, building materials, coal and other consumable fuel, alternative energy sources, environmental services and agricultural products (including crop growers, owners of plantations, and companies that produce and process foods), as well as related transportation companies and equipment manufacturers. The Trust will consider a company to be a commodity or natural resources company if: (i) at least 50% of the company’s assets, income, sales or profits are committed to or derived from the Commodities and Natural Resources Sector; or (ii) a third party classification (such as
(a) Standard Industry Classifications and the North American Industry Classification System, each of which is published by the Executive Office of the President, Office of
Management and Budget and (b) classifications used by third party data providers including, without limitation, FactSet Research Systems Inc. and MSCI Barra), has given the company an industry or sector classification consistent with the Commodities and Natural Resources Sector.
Equity securities held by the Trust may include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, equity interests in Canadian Royalty
Trusts, and equity interests in master limited partnerships (“MLPs”). The Trust will not invest more than 25% of the value of its total assets in MLPs. The Trust’s economic exposure to securities and derivatives linked to the underlying price movements of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives (“Commodity-Related Instruments”) will not exceed 20% of its total assets. Commodity-Related Instruments may include, but will not be limited to, investments in structured notes, partnership interests, exchange-traded funds that make commodity-related or natural resources-related investments, mutual funds and strategic transactions, including futures contracts on commodities and natural resources, forward contracts on commodities and natural resources and swap contracts on commodities and natural resources.
The Trust may invest in such Commodity-Related Instruments either directly or indirectly through the BlackRock Cayman Resources & Commodities Strategy Fund, Ltd., a
wholly-owned subsidiary of the Trust formed in the Cayman Islands (the “Subsidiary”). Investments in the Subsidiary are intended to provide the Trust with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Trust. The Trust may gain exposure to certain Commodity-Related
Instruments and certain other commodity-related and natural resources-related investments that, if the Trust invested in such investments directly, would not produce qualifying income for purposes of the income tests applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, by investing in the
Subsidiary. The Manager is the manager of the Subsidiary. The Subsidiary (unlike the Trust) may invest without limitation in commodity-related instruments.
The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the
Trust. As a result, the Manager, in managing the Subsidiary’s portfolio, will be subject to the same investment policies and restrictions that apply to the management of the
Trust, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Trust’s Chief Compliance Officer will oversee implementation of the Subsidiary’s policies and procedures, and make periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Trust and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary’s investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation requirements to the same extent as the Trust.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks
(continued)

Investment Objectives and Policies
(continued)
The Manager will provide investment management and other services to the Subsidiary pursuant to the investment management agreement among the Manager, the Trust and the Subsidiary. The Trust and the Subsidiary will pay the Manager based on the Trust’s assets (excluding the value of the Trust’s interest in the Subsidiary) and the Subsidiary’s assets, respectively. The Subsidiary has also entered into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the Trust. The financial statements of the Subsidiary are consolidated with the Trust’s financial statements in the Trust’s annul and semi-annual reports.
Although the Trust is permitted to invest up to 20% of its total assets in Commodity-Related Instruments, the Trust is not required to invest in Commodity-Related Instruments and does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust may invest in
Commodity-Related Instruments (either directly or through the Subsidiary) when BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and
together with the Manager, the “Advisors”), the Trust’s sub-advisor, believes it is advantageous for the Trust to do so.
While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources;
therefore, the Trust does not currently intend to invest any assets in the Subsidiary.
The Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests directly or indirectly more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC
Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Trust uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Trust.
The Trust may invest in companies of any market capitalization located anywhere in the world. The Trust expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets.
The Trust may invest up to 20% of its total assets in debt securities issued by companies in the Commodities and Natural Resources Sector or any type of securities issued by companies that are not in the Commodities and Natural Resources Sector.
As part of its investment strategy, the Trust may employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling)
covered put options and, to a lesser extent, writing (selling) covered call and put options on indices of securities and sectors of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s shareholders.
In addition to the option strategies discussed above, the Trust may engage in strategic transactions for hedging purposes or to enhance total return. The Trust may also engage in short sales of securities.
The Trust may lend securities with a value up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
The Trust may implement various temporary “defensive” strategies at times when the Advisors determine that conditions in the markets make pursuing the Trust’s basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust’s assets in U.S. Government obligations and short-term debt securities that may be either tax-exempt or taxable.
Under current market conditions, the Trust currently does not intend to engage in short sales or incur indebtedness or issue preferred shares for investment purposes, except the Trust may engage for hedging purposes, risk management, or to enhance total return, including engaging in transactions, such as options, futures, swaps, foreign currency transactions, such as forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions , repurchase agreements, reverse repurchase agreements, when issued or forward commitment transactions and similar investment strategies, which may give rise to a form of leverage.
Unless otherwise stated herein, the Trust’s investment objectives and investment policies are non-fundamental policies and may be changed by the Board. In addition, the percentage limitations applicable to the Trust
’
s portfolio described herein apply only at the time of investment, and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns.
BlackRock Science and Technology Term Trust (BSTZ)
The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.
BlackRock Advisors, LLC (the “Manager”) may consider a variety of factors when choosing investments for the Trust, but expects to select companies with the potential for rapid and sustainable growth from the development, advancement and use of science and/or technology.
In addition, a variety of countries, including emerging market countries, and industries are likely to be represented in the Trust’s portfolio.
The Trust generally will sell a stock when, in the Manager’s opinion, the stock is fully valued, there is a need to rebalance the portfolio or there is a better opportunity elsewhere.
The Trust may engage in active and frequent trading of portfolio securities to seek to achieve its investment objectives.
Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Trust’s

2024
BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks
(continued)

Investment Objectives and Policies
(continued)
investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
Science and technology companies are companies whose products, processes or services, in the Manager’s view, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. These companies include companies that, in the Manager’s view, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage, as well as companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities.
Science, technology and science- or technology-related companies may include companies operating in any industry, including, but not limited to software, internet software
& services, IT services, hardware, communications equipment, semiconductors and semiconductor equipment, media, internet retail, consumer finance, life sciences tools &
services, biotechnology, pharmaceuticals, energy, defense/aerospace, diversified telecom services and wireless telecom services. It is anticipated that the Trust’s investments will be focused on companies within such industries that the Manager expects will generate a majority of their revenues from the development, advancement, use or sale of new and emerging, or “next generation,” science- or technology-related products, processes or services. There is no assurance, however, that any of the Trust’s assets will be invested in such companies at any time. The Manager determines, in its discretion, whether a company is a science, technology or science- or technology-related company.
The Trust may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. Equity securities in which the
Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds (“ETFs”) and equity interests in real estate investment trusts (“REITs”) and master limited partnerships. The Trust may invest in shares of companies through initial public offerings (“IPOs”). The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended. Under normal market conditions, the
Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “pre-IPO securities,” which are securities of new and early stage companies, often funded by venture capital, whose securities have not been offered to the public and are not publicly traded. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.
The Trust may also invest in securities of other open- or closed-end investment companies, including ETFs and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust classifies its investments in such investment companies as
“equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.
The Trust will concentrate its investments in companies operating in one or more industries within the technology group of industries.
The Trust may invest up to 20% of its total assets in equity securities issued by companies that are not science or technology companies and in debt securities issued by any issuer, including non-investment grade debt securities. The Trust’s investments in non-investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.
As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling)
other call and put options on individual common stocks, and, to a lesser extent, writing (selling) call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter options.
During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.
The Trust may invest in structured instruments (such as equity-linked notes) for investment purposes, as an alternative or complement to its options writing strategy or for risk management or leveraging purposes.
The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps)
and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.
The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class.
The Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.  “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks
(continued)

Investment Objectives and Policies
(continued)
Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s policy to invest at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range may be changed by the Board; however, if this policy changes, the Trust will provide shareholders at least
60 days’ written notice before implementation of the change in compliance with rules of the Securities and Exchange Commission.
Leverage:

The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objectives and policies.
The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.
The Trust may enter into “dollar roll” transactions.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
BlackRock Science and Technology Trust (BST)
The Trust’s investment objectives are to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Board of Trustees (the “Board”) without prior shareholder approval.
BlackRock Advisors, LLC (the “Manager”) may consider a variety of factors when choosing investments for the Trust, such as:
•
selecting companies with the potential for rapid and sustainable growth from the development, advancement and use of science and/or technology (high growth science and technology stocks); and
•
identifying companies that have above-average return potential based on factors such as revenue and earnings growth, profitability, valuation and dividend yield
(cyclical science and technology stocks).
In addition, a variety of countries, including emerging market countries, and industries are likely to be represented in the Trust’s portfolio.
The Trust generally will sell a stock when, in the Manager’s opinion, the stock is fully valued, there is a need to rebalance the portfolio or there is a better opportunity elsewhere.
The Trust may engage in active and frequent trading of portfolio securities to seek to achieve its investment objectives.
Under normal market conditions, the Trust invests at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology (high growth science and technology stocks), and/or potential to generate current income from advantageous dividend yields (cyclical science and technology stocks). The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
Science and technology companies are companies whose products, processes or services, in the Manager’s view, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. These companies include companies that, in the Manager’s view, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage, as well as companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities.
Science, technology and science- or technology-related companies may include companies operating in any industry, including, but not limited to software, internet software
& services, IT services, hardware, communications equipment, semiconductors and semiconductor equipment, media, internet retail, consumer finance, life sciences tools &
services, biotechnology, pharmaceuticals, energy, defense/aerospace, diversified telecom services and wireless telecom services. Examples of potential high growth companies include those operating in IT services, the internet, software and sciences; examples of potential cyclical companies include those operating in hardware, telecom, semiconductors and components. The Manager determines, in its discretion, whether a company is a science, technology or science- or technology-related company.
The Trust may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. Equity securities in which the
Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds and equity interests in real estate investment trusts and master limited partnerships. From time to time, the Trust may invest in shares of companies through initial public offerings. The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended. The Trust currently intends to invest up to
25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. Foreign securities in which the Trust may invest may be
U.S. dollar-denominated or non-U.S. dollar-denominated.

2024
BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks
(continued)

Investment Objectives and Policies
(continued)
The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.
The Trust will concentrate its investments in companies operating in one or more industries within the technology group of industries.
The Trust may invest up to 20% of its total assets in equity securities issued by companies that are not science or technology companies and in debt securities issued by any issuer, including non-investment grade debt securities. The Trust’s investments in non-investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.
As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling)
other call and put options on individual common stocks, and, to a lesser extent, writing (selling) call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter options.
During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.
The Trust may invest in structured instruments (such as equity-linked notes) for investment purposes, as an alternative or complement to its options writing strategy or for risk management or leveraging purposes.
The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps)
and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.
The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class.
The Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).
Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s policy to invest at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range may be changed by the Board; however, if this policy changes, the Trust will provide shareholders at least
60 days’ written notice before implementation of the change in compliance with rules of the Securities and Exchange Commission.
Leverage:

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.
The Trust may enter into “dollar roll” transactions.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)
The Trust’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.
The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities, Infrastructure or Power
Opportunities business segments (as defined below) anywhere in the world and by employing a strategy of writing (selling) covered call and put options.
Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities, Infrastructure or
Power Opportunities business segments. The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks
(continued)

Investment Objectives and Policies
(continued)
exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications, the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets (as described herein), and the “Power Opportunities” business segment to include companies with a significant involvement in, supporting, or necessary to renewable energy technology and development, alternative fuels, energy efficiency, automotive and sustainable mobility and technologies that enable or support the growth and adoption of new power and energy sources. Such companies may include, among others, electrical equipment producers (such as wind turbine manufacturers), producers of industrial and specialty chemicals (such as building insulation producers) and semi-conductor and equipment companies (such as solar panel manufacturers).
The Trust may invest in companies of any market capitalization. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. Although the Trust expects to invest primarily in companies located in developed countries, it may invest in companies located in emerging markets. Equity securities in which the Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds, equity interests in real estate investment trusts,
Canadian Royalty Trusts and master limited partnerships (“MLPs”). The Trust will not invest more than 25% of the value of its total assets in MLPs. The Trust may invest directly in equity securities or synthetically through the use of derivatives.
The Trust may invest up to 20% of its total assets in equity securities issued by companies that are not engaged in the Utilities, Infrastructure or Power Opportunities business segments and debt securities issued by any issuer, including up to 10% of its total assets in non-investment grade debt securities. The Trust’s investments in non-investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.
As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling)
other call and put options on individual common stocks, and, to a lesser extent, writing (selling) call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter options.
During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objective under these circumstances. BlackRock Advisors, LLC’s
(the “Manager”) and BlackRock International Limited’s (“BIL” and together with the Manager, the “Advisors”), the Trust’s sub-advisor, determination that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.
The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps)
and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.
The Trust may lend securities with a value up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 15% of the value of its total assets or the Trust’s aggregate short sales of a particular class of securities exceeds 15% of the outstanding securities of that class. The
Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.
Unless otherwise stated herein, the Trust’s investment objective and policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The Trust’s policy to invest at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities, Infrastructure and Power
Opportunities business segments may be changed by the Board; however, if this policy changes, the Trust will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with rules of the Securities and Exchange Commission.
Leverage:

The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objective and policies.
The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

2024
BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks
(continued)

Investment Objectives and Policies
(continued)
Risk Factors
This section contains a
discussion
of the general risks of investing in each Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. Each risk noted below is applicable to each Trust unless the specific Trust or Trusts are noted
in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk factor.
Non-Diversification Risk (BGR and BCX):
The Trust is a non-diversified fund. Because the Trust may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
Limited Term Risk (BMEZ, BIGZ and BSTZ):
In accordance with the Trust’s Agreement and Declaration of Trust, the Trust intends to dissolve as of the first business day following the twelfth anniversary of the effective date of the Trust’s initial registration statement (the “Dissolution Date”); provided that the Board may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Trust’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date: (i) once for up to one year, and (ii) once for up to an additional six months, to a date up to and including eighteen months after the initial Dissolution Date (which date shall then become the Dissolution Date). As of a date within twelve months preceding the Dissolution Date (as may be extended as described above), the Board may, by a Board Action Vote, cause the Trust to conduct a tender offer to all common shareholders to purchase 100% of the then outstanding common shares of the Trust at a price equal to the net asset value (“NAV”) per common share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Trust must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Trust (the “Dissolution Threshold”). In an Eligible Tender Offer, the Trust will offer to purchase all common shares held by each common shareholder; provided that if the payment for properly tendered common shares would result in the Trust having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled and no common shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Trust will begin (or continue) liquidating its portfolio and proceed to dissolve on or about the Dissolution Date. If the payment for properly tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution Threshold, all common shares properly tendered and not withdrawn will be purchased by the
Trust pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution
Date without shareholder approval and provide for the Trust’s perpetual existence.
Unless the limited term provision of the Trust’s Agreement and Declaration of Trust is amended by shareholders in accordance with the Agreement and Declaration of Trust, or unless the Trust completes an Eligible Tender Offer and converts to perpetual existence, the Trust will dissolve on or about the first business day following the Dissolution
Date.
The Trust is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Trust is not a “target term” fund and thus does not seek to return its initial public offering price per common share upon dissolution.
As the assets of the Trust will be liquidated in connection with its dissolution, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. In addition, as the Trust approaches the Dissolution Date, the
Manager may invest the proceeds of sold, matured or called securities in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the
U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’
acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Trust’s investment performance. Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities, the Trust may distribute such proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Trust’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the
Trust. The final distribution of net assets upon dissolution may be more than, equal to or less than $20.00 per common share. Because the Trust may adopt a plan of liquidation and make liquidating distributions in advance of the Dissolution Date, the total value of the Trust’s assets returned to common shareholders upon dissolution will be impacted by decisions of the Board and the Manager regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in common shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Trust had liquidated all of its assets on the Dissolution Date, or any other potential date for liquidation, and distributed the proceeds thereof to shareholders.
If the Trust conducts an Eligible Tender Offer, the Trust anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Trust. The risks related to the disposition of securities in connection with the Trust’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Trust will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Trust’s ability to achieve its investment objectives and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Trust in the investments.
Any capital gains recognized on such dispositions, as reduced by any capital losses the Trust realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends
(to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to common shareholders. If the Trust’s tax basis for the investments sold is less than the sale proceeds, the Trust will recognize capital gains, which the Trust intends to distribute to common shareholders. In addition, the Trust’s purchase of tendered common shares pursuant to an Eligible Tender Offer will have tax consequences for tendering common shareholders and may have tax consequences for non-tendering common shareholders.
The purchase of common shares by the Trust pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Trust of non-tendering common shareholders. All common shareholders remaining after an Eligible Tender Offer will be subject to any increased risks associated with the reduction in the Trust’s assets resulting from payment for the tendered common shares, such as greater volatility due to decreased diversification and proportionately higher expenses. The reduced assets of the Trust as a result of an Eligible Tender Offer may result in less investment flexibility for the Trust and may have an adverse effect on the Trust’s investment
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks
(continued)
Risk Factors
(continued)
performance. Such reduction in the Trust’s assets may also cause common shares
of the Trust to become thinly traded or otherwise negatively impact secondary trading of common shares. A reduction in assets, and the corresponding increase in the Trust’s expense ratio, could result in lower returns and put the Trust at a disadvantage relative to its peers and potentially cause the Trust’s common shares to trade at a wider discount, or smaller premium, to NAV than they otherwise would. Furthermore, the portfolio of the Trust following an Eligible Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Trust could be subject to greater risk. For example, the Trust may be required to sell its more liquid, higher quality portfolio investments to purchase common shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the common shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Trust following an Eligible Tender Offer.
The Trust is not required to conduct an Eligible Tender Offer. If the Trust conducts an Eligible Tender Offer, there can be no assurance that the payment for tendered common shares would not result in the Trust having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no common shares will be repurchased pursuant to the Eligible Tender Offer and the Trust will liquidate on the Dissolution Date (subject to possible extensions). Following the completion of an
Eligible Tender Offer in which the payment for tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution
Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Trust’s perpetual existence. Thereafter, the
Trust will have a perpetual existence. There is no guarantee that the Board will eliminate the Dissolution Date following the completion of an Eligible Tender Offer so that the
Trust will have a perpetual existence. The Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Trust have a perpetual existence. The Trust is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining common shareholders may only be able to sell their shares at a discount to NAV.
Although it is anticipated that the Trust will have distributed substantially all of its net assets to shareholders as soon as practicable after the Dissolution Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Trust and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets.  Additionally, the tax treatment of the liquidating trust’s assets may differ from the tax treatment applicable to such assets when held by the Trust. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the liquidating trust trustees may determine to dispose of the remaining securities in a manner of their choosing. The Trust cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.
Investment and Market Discount Risk:
An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.
Equity Securities Risk:
Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Common Stock Risk:
Common stocks represent equity ownership in a company. Stock markets are volatile. The price of common stock will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of common stock purchased by the Trust could decline if the financial condition of the companies the Trust invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in inflation, interest or currency rates or generally adverse investor sentiment.
Small and Mid-Capitalization Company Risk:
Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.
Preferred Securities Risk:
Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
Convertible Securities Risk (BGR, BDJ, BOE, BGY, BMEZ, BME, BIGZ, BCX, BSTZ, BST and BUI):
The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security
is also subject to the same
types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

2024
BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks
(continued)

Risk Factors
(continued)
Warrants Risk (BGR, BOE, BGY, BMEZ, BME, BIGZ, BCX, BSTZ, BST and BUI):
If the
price
of the
underlying
stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Depositary Receipts Risk (BGR, BOE, BGY, BMEZ, BME, BIGZ, BCX, BSTZ, BST and BUI):
Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.  In addition to investment risks associated with the underlying issuer, depositary receipts expose the Trust to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts.  The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.
REIT Investment Risk (BDJ, BOE, BGY, BMEZ, BME, BSTZ, BST and BUI):
Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended, which allows
REITs to reduce their corporate taxable income for dividends paid to their shareholders.
Master Limited Partnerships Risk (BGR, BCX, BSTZ, BST and BUI):
The common units of a master limited partnership (“MLP”) are listed and traded on U.S. securities exchanges and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.
Canadian Royalty Trust Risk (BGR, BCX and BUI):
Canadian Royalty Trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.
Initial Public Offerings (“IPOs”) Risk (BOE, BMEZ, BME, BIGZ, BSTZ and BST):
The Trust may invest in shares of companies through IPOs.  Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time.  In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.
Investments in Unseasoned Companies (BDJ, BOE, BGY, BMEZ, BME, BIGZ, BCX and BSTZ):
The Trust may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth, but also involve greater risks than customarily are associated with investments in securities of more established companies.  Some of the companies in which the Trust may invest may be start-up companies which may have insubstantial operational or earnings histories or may have limited products, markets, financial resources or management depth.  Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing.  Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general.  Competitors of certain companies may have substantially greater financial resources than many of the companies in which the Trust may invest.  Further, an unseasoned company is more at risk of loss in an adverse market due to its lack of financial resources and ability to sustain itself for an extended period of time in such a market.
Dividend-Paying Equity Securities Risk (CII, BDJ, BOE, BGY and BME):
Dividends on common equity securities that the Trust may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Trust invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Trust’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.
The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Trust’s investments in these securities will necessarily reduce the volatility of the Trust’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.
Investment Style Risk:
Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Trust is out of favor, the Trust may underperform other equity funds that use different investment styles
.
Risks Associated with the Trust’s Options Strategy:
The ability of the Trust to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns is partially dependent on the successful implementation of its options strategy. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior
or unexpected events.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks
(continued)
Risk Factors
(continued)
•
Risks of Writing Options
 —
As the writer of a covered call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In other words, as the Trust writes covered calls over more of its portfolio, the Trust’s ability to benefit from capital appreciation becomes more limited.
If the Trust writes call options on individual securities or index call options that include securities, in each case, that are not in the Trust’s portfolio or that are not in the same proportion as securities in the Trust’s portfolio, the Trust will experience loss, which theoretically could be unlimited, if the value of the individual security, index or basket of securities appreciates above the exercise price of the index option written by the Trust.
When the Trust writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust’s potential gain in writing a put option is limited to the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.
•
Exchange-Listed Options Risks
 —
There can be no assurance that a liquid market will exist when the Trust seeks to close out an exchange-listed option position.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).
•
Over-the-Counter Options Risk
 —
The Trust may write (sell) unlisted OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The
OTC options written by the Trust will not be issued, guaranteed or cleared by the OCC. In addition, the Trust’s ability to terminate OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.
•
Index Options Risk
 —
The Trust may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option.
•
Limitation on Options Writing Risk
 —
The number of call options the Trust can write is limited by the total assets the Trust holds. Furthermore, the Trust’s exchange-listed options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities, if any, on which such options are traded and cleared.
•
Tax Risk
 —
Income on options on individual stocks will generally not be recognized by the Trust for tax purposes until an option is exercised, lapses or is subject to a
“closing transaction” (as defined by applicable regulations) pursuant to which the Trust’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Trust from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Trust is exercised, the Trust may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Trust in the underlying security. In general, distributions received by shareholders of the Trust that are attributable to short-term capital gains recognized by the Trust from its options writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.
Index options will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Trust will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the index option on that date and the adjusted basis of the index option. The adjusted basis of the index option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to index options will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Trust to recognize gain in advance of the receipt of cash, the Trust may be required to dispose of investments in order to meet its U.S. federal income tax distribution requirements.
Debt Securities Risk (BGR, BOE, BMEZ, BME, BCX, BSTZ, BST and BUI):
Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
•
Credit Risk
 —
Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
•
Interest Rate Risk
 —
The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates
fall and decrease as interest rates rise.

2024
BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks
(continued)
Risk Factors
(continued)
The Trust may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.
To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities
on a large scale, which may increase redemptions from funds
that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.
•
Extension Risk
 —
When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
•
Prepayment Risk
 —
When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.
High Yield Bonds Risk (BGR, BOE, BMEZ, BME, BCX, BSTZ, BST and BUI):
Although junk bonds generally pay higher rates of interest than investment grade bonds
, junk
bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.
U.S. Government Obligations Risk (CII, BMEZ, BME, BCX, BSTZ and BUI):
Certain securities in which the Trust may invest, including securities issued by certain
U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the
United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Trust and substantial negative consequences for the U.S. economy and the global financial system.
Structured Securities Risk (BMEZ, BME, BCX, BSTZ and BST):
Because structured securities of the type in which the Trust may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments, index or reference obligation and will also be subject to counterparty risk. The
Trust may have the right to receive payments only from the structured security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. In addition to the general risks associated with debt securities discussed herein, structured securities carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and
the possibility that the structured securities are subordinate to other classes. The Trust is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.
Structured securities are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured security to be reduced to zero. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment
Company Act. As a result, the Trust’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.
Derivatives Risk:
The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility.  Derivatives involve significant risks, including:
•
Leverage Risk
 —
The Trust’s use of derivatives can magnify the Trust’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
•
Market Risk
 —
Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Trust could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust’s derivatives positions to lose value.
•
Counterparty Risk
 —
Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
•
Illiquidity Risk
 —
The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.
•
Operational Risk
 —
The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks
(continued)
Risk Factors
(continued)
•
Legal Risk
 —
The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
•
Volatility and Correlation Risk
 —
Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period.
A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
•
Valuation Risk
 —
Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
•
Hedging Risk
 —
Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the
Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
•
Tax Risk
 —
Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.
Foreign Securities Risk:
Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:
•
The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•
Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.
•
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•
The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.
•
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•
Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
•
The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.
•
The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trust’s investments.
Foreign Currency Transactions Risk (BGR, BDJ, BME and BCX):
The Trust may invest in forward foreign currency exchange contracts. Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Trust to establish a fixed rate of exchange for a future point in time.
This strategy can have the effect of reducing returns and minimizing opportunities for gain.
Emerging Markets Risk:
Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to
U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Concentration Risk (BGR, BMEZ, BME, BCX, BSTZ and BST):
The Trust’s strategy of concentrating in a particular industry means that its performance will be closely tied to the performance of a particular market segment. The Trust’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Trust than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.
Science and Technology Risk (BSTZ and BST):
The Trust’s investments in science and technology companies expose the Trust to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Trust’s returns could suffer to the extent it holds an affected company’s shares.
Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Earnings disappointments and intense competition for market share can result in sharp price declines. Profitability of science and technology companies can be negatively impacted by aggressive pricing from competitors, research and development costs, and the availability and prices of components. Additionally, science and technology companies are dependent upon consumer
and business acceptance as new technologies evolve.

2024
BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks
(continued)

Risk Factors
(continued)
Health Sciences and Healthcare Companies Risk (BMEZ and BME):
The Trust’s investments in health sciences
companies
are subject to a number of risks, including the
adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.
Energy Sector Risk (BGR):
The market value of securities in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations and energy conservation efforts. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. In 2020, the energy sector has experienced increased volatility. In particular, significant market volatility occurred and is continuing in the crude oil markets as well as the oil futures markets, which resulted in the market price of the front month futures contract falling fell below zero for a period of time.
Energy and Natural Resources Risk (BCX):
The Trust’s investments in energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Trust cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.
Commodities Related Investments Risk (BCX):
Exposure to the commodities markets may subject the Trust to greater volatility than investments in traditional securities.
The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Commodities Market Risk (BCX):
Stocks of companies engaged in commodities related industries, such as energy or natural resources companies, are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Trust cannot control) and these companies may lack the resources and the broad business lines to weather hard times.
Risks of Investing in Utilities, Infrastructure and Power Opportunities Issuers (BUI):
Investments in issuers in the Utilities, Infrastructure and Power Opportunities
business segments are subject to certain risks, including the following, among others:
•
Utilities Companies Risk
 —
A variety of factors may adversely affect the business or operations of Utilities issuers, including, but not limited to: high interest costs in connection with capital construction and improvement programs; governmental regulation of rates charged to customers (including the potential that costs incurred by the utility change more rapidly than the rate the utility is permitted to charge its customers); costs associated with compliance with and changes in environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with reduced availability of certain types of fuel; the effects of energy conservation policies; effects of a national energy policy; technological innovations; potential impact of terrorist activities; the impact of natural or man-made disasters; regulation by various governmental authorities, including the imposition of special tariffs; and changes in tax laws, regulatory policies and accounting standards.
•
Infrastructure Companies Risk
 —
Infrastructure issuers may be susceptible to a variety of factors that may adversely affect their business and operations, including, but not limited to: high interest costs in connection with capital construction programs; high leverage; costs associated with environmental and other regulations; surplus capacity costs; and reduced investment in public and private infrastructure projects. A slowdown in new infrastructure projects in developing or developed markets may constrain the abilities of Infrastructure issuers to grow in global markets. Other developments, such as significant changes in population levels or changes in the urbanization and industrialization of developing countries, may reduce demand for products or services provided by Infrastructure issuers.
•
Power Opportunities Companies Risk
 —
A variety of factors may adversely affect the business or operations of Power Opportunities issuers, including, but not limited to: research and development costs related to new technologies; the success or failure of efforts to develop or implement new or existing technologies; government regulation (including environmental regulation); world events and economic conditions, the cyclical nature of the energy sector; intense competition; events relating to domestic and international political developments; energy conservation; environmental costs and liabilities; and the success of exploration projects.
Innovative Securities Risk (BIGZ):
There can be no assurance that a company identified as innovative by the Manager will ultimately introduce a new product or service or that such product or service may not be significantly delayed.
Supply and Demand Risk (BGR):
A decrease in the production of natural gas, natural gas liquids (“NGLs”), crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy and natural resources companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of energy and natural resources companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.
Depletion and Exploration Risk (BGR):
Many energy and natural resources companies are either engaged in the production of natural gas, NGLs, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources
of supply, through the development of existing sources, through
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks
(continued)
Risk Factors
(continued)
acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy and natural resources companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.
Commodity Pricing Risk (BGR):
The operations and financial performance of energy and natural resources companies
may be directly affected by energy commodity prices,
especially those energy and natural resources companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy and natural resources companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy and natural resources companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
Leverage Risk:
The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:
•
the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;
•
the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;
•
the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;
•
leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Reverse Repurchase Agreements Risk (BDJ, BMEZ, BME, BIGZ, BCX, BSTZ, BST and BUI):
Reverse repurchase agreements involve the sale of securities held by the
Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the
Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Dollar Rolls Risk (BMEZ, BME, BIGZ, BSTZ and BST):
Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.
When-Issued and Delayed Delivery Securities and Forward Commitments Risk (BDJ, BMEZ, BME, BCX and BSTZ):
When-issued and delayed delivery securities and
forward commitments involve the risk that the security the Trust buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Trust may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Short Sales Risk (BDJ, BGY, BMEZ, BME, BCX, BSTZ, BST and BUI):
Because making short sales in securities that it does not own exposes the Trust to the risks associated with those securities, such short sales involve speculative exposure risk. The Trust will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Trust replaces the security sold short.
Repurchase Agreements and Purchase and Sale Contracts Risk (BDJ, BMEZ, BME, BCX and BSTZ):
If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Trust may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Trust may lose money.
Risks Associated with Private Company Investments (BDJ, BMEZ, BIGZ, BSTZ and BST):
Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Manager may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Trust invests. There is risk that the Trust may invest on the basis of incomplete or inaccurate information, which may adversely affect the Trust’s investment performance. Private companies in which the Trust may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.
These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which
may limit their ability to grow or to repay their

2024
BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks
(continued)

Risk Factors
(continued)
outstanding indebtedness upon maturity. In addition, the Trust’s investment also may
be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.
Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Trust may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Trust will be able to realize the value of private company investments in a timely manner.
•
Late-Stage Private Companies Risk (BMEZ and BIGZ)
 —
Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Trust may not be able to sell such investments when the Manager deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering
(which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Trust from selling its shares of these companies for a period of time. See “Illiquid Investments Risk.” Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Trust’s investment to decrease significantly.
•
Pre-IPO Securities Risk (BSTZ)
 —
Investments in pre-IPO securities involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Issuers of pre-IPO securities may not have established products, experienced management or earnings history. The Trust may not be able to sell such investments when the Manager deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Trust from selling its shares of these companies for a period of time. See “Illiquid Investments Risk.” Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect an issuer of pre-IPO securities and delay or prevent such an issuer from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Trust’s investment to decrease significantly.
Illiquid Investments Risk:
The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the
Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Investment Companies and ETFs Risk (BMEZ, BME, BIGZ, BCX, BSTZ, BST and BUI):
Subject to the limitations set forth in the Investment Company Act and the rules thereunder, the Trust may acquire shares in other investment companies and in ETFs, some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and
ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.
Subsidiary Risk (BCX):
By investing in the Subsidiary, the Trust is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Trust and are subject to the same risks that apply to similar investments if held directly by the Trust (see “Commodities Related Investments Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved.
The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted, is not subject to all the investor protections of the Investment Company Act.
However, the Trust wholly owns and controls the Subsidiary, and the Trust and the Subsidiary are both managed by the Manager, making it unlikely that the Subsidiary will take action contrary to the interests of the Trust and its shareholders. The Board has oversight responsibility for the investment activities of the Trust, including its investment in the
Subsidiary, and the Trust’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Trust. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Trust and/or the
Subsidiary to operate as described and could adversely affect the Trust.
Securities Lending Risk (BDJ, BGY, BMEZ, BME, BIGZ, BCX, BSTZ, BST and BUI):
The Trust may engage in
securities
lending. Securities lending involves the risk that the
Trust may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Trust could also lose money in the event of
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks
(continued)
Risk Factors
(continued)
a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Trust.
Risk of Investing in the United States (BGR, CII, BDJ, BOE, BMEZ, BME, BIGZ, BCX, BSTZ, BST and BUI):
Certain changes in the U.S. economy, such as when the
U.S. economy weakens or when its financial markets decline, may have an adverse
effect on the securities to which the Trust has exposure.
Market Risk and Selection Risk:
Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by
Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.
This means you may lose money.
An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.
Shareholder Activism Risk:
Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Trust consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Trust’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Trust’s Board of Trustees, or to seek other actions such as a termination of the Trust’s investment advisory contract with its current investment manager or commencing litigation. If the Trust becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Trust may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Trust. Further, the
Trust’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

2024
BlackRock Annual Report to Shareholders

Shareholder Update
(unaudited)

The following information is presented for BDJ, BME, BST and BUI, in conformance with annual reporting requirements for funds that have filed a shelf offering registration statement pursuant to General Instruction A.2 of Form N-2.
Summary of Expenses
BlackRock Enhanced Equity Dividend

Trust (BDJ)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in
BDJ
’
s common shares.

BDJ
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price) (a)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price) (a)	0.01%
Dividend reinvestment plan fees	$ 0.02 per share for open market purchases of common shares (b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees (c)(d)	0.80%
Other expenses	0.08
Total annual expenses	0.88
Fee waivers (d)	—
Total annual Trust operating expenses after fee waivers (d)	0.88
(a)

If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.
(b)

Computershare Trust Company, N.A. (the "Reinvestment Plan Agent") fees for the handling of the reinvestment of dividends will be paid by BDJ. However, shareholders will pay a
$0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $0.02 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.
(c)

BDJ currently pays the Manager a monthly fee at an annual contractual investment advisory fee rate of 0.80% of its average weekly value of BDJ
’
s net assets.
(d)

BDJ and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BDJ’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) managed by the
Manager or its affiliates that have a contractual fee, through June 30, 2026. In addition, pursuant to the Fee Waiver Agreement, the
Manager
has contractually agreed to waive its
investment advisory fees by the amount of investment advisory fees BDJ pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2026. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BDJ (upon the vote of a majority of the
Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of BDJ (the “Independent Trustees”)) or
a majority of the outstanding voting securities of BDJ), upon 90 days’ written notice by BDJ to the
Manager.
The following example illustrates BDJ
’
s expenses (including the sales load of $10.00 and offering costs of $0.14) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 0.88% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$ 19	$ 38	$ 58	$ 117
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual
Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. BDJ’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Shareholder Update

Shareholder Update
(unaudited)
(continued)

BlackRock Health Sciences Trust (BME)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in
BME
’
s common shares.

BME
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price) (a)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price) (a)	0.02%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares (b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees (c)(d)	1.00%
Other expenses	0.10
Acquired fund fees and expenses (e)	0.01
Total annual expenses (e)	1.11
Fee waivers (d)	—
Total annual Trust operating expenses after fee waivers (d)	1.11
(a)

If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.
(b)

Computershare Trust Company, N.A.’s (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by BME. However, shareholders will pay a
$0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $0.02 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.
(c)

BME currently pays the Manager a contractual investment advisory fee at an annual rate of 1.00% based on BME’s average weekly net assets.
(d)

BME and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BME’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the
Manager or its affiliates that have a contractual management fee, through June 30, 2026. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BME pays to the Manager indirectly through its investment in money market funds managed by the
Manager or its affiliates, through June 30, 2026. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BME (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of BME or a majority of the outstanding voting securities of BME), upon 90 days’
written notice by BME to the Manager.
(e)

The total annual expenses do not correlate to the ratios to average net assets shown in BME’s Financial Highlights for the year ended December 31, 2024, which do not include acquired fund fees and expenses.
The following example illustrates BME
’
s expenses (including the sales load of $10.00 and offering costs of $0.17) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 1.11% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$ 21	$ 45	$ 71	$ 144
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual
Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. BME’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

2024
BlackRock Annual Report to Shareholders

Shareholder Update
(unaudited)
(continued)

BlackRock Science and Technology Trust (BST)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in
BST
’
s common shares.

BST
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price) (a)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price) (a)	0.01%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares (b)
Dividend reinvestment plan sale transaction fee	$2.50 (b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees (c)(d)	1.00%
Other expenses	0.07
Total annual expenses	1.07
Fee waivers (d)	—
Total annual Trust operating expenses after fee waivers (d)	1.07
(a)

If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.
(b)

Computershare Trust Company, N.A.’s (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by BST. However, shareholders will pay a
$0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.
(c)

BST currently pays the Manager a contractual investment advisory fee at an annual rate of 1.00% based on BST’s average daily managed assets.  “Managed Assets” means the total assets of BST (including any assets attributable to money borrowed for investment purposes) minus the sum of BST’s accrued liabilities (other than money borrowed for investment purposes).
(d)

BST and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BST’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the
Manager or its affiliates that have a contractual management fee, through June 30, 2026. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BST pays to the Manager indirectly through its investment in money market funds managed by the
Manager or its affiliates, through June 30, 2026. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BST (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of BST or a majority of the outstanding voting securities of BST), upon 90 days’
written notice by BST to the Manager.
The following example illustrates BST
’
s expenses (including the sales load of $10.00 and offering costs of $0.06) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 1.07% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$ 21	$ 44	$ 68	$ 139
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual
Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. BST’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Shareholder Update

Shareholder Update
(unaudited)
(continued)

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in
BUI
’
s common shares.

BUI
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price) (a)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price) (a)	0.02%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares (b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees (c)(d)	1.00%
Other expenses	0.08
Total annual expenses	1.08
Fee waivers (d)	—
Total annual Trust operating expenses after fee waivers (d)	1.08
(a)

If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.
(b)

Computershare Trust Company, N.A.’s (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by BUI. However, shareholders will pay a
$0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $0.02 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.
(c)

BUI currently pays the Manager a contractual investment advisory fee at an annual rate of 1.00% based on BUI’s average daily managed assets. “Managed Assets” means the total assets of BUI (including any assets attributable to money borrowed for investment purposes) minus the sum of BUI’s accrued liabilities (other than money borrowed for investment purposes).
(d)

BUI and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BUI’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2026. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BUI pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2026. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BUI (upon the vote of a majority of the
Trustees who are not “interested persons” (as defined in the Investment Company Act) of BUI or a majority of the outstanding voting securities of BUI), upon 90 days’ written notice by
BUI to the Manager.
The following example illustrates BUI
’
s expenses (including the sales load of $10.00 and offering costs of $0.20) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 1.08% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$ 21	$ 44	$ 69	$ 141
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual
Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. BUI’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

2024
BlackRock Annual Report to Shareholders

Shareholder Update
(unaudited)
(continued)

Share Price Data
The following tables summarize each Trust
’
s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices.  The trading volume indicates the number of common shares traded on the NYSE during the respective quarters.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
BDJ — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
December 31, 2024	$ 9.04	$ 8.10	$ 9.40	$ 8.91	(3.83) %	(9.09) %	30,703,948
September 30, 2024	8.65	8.04	9.44	8.97	(8.37)	(10.37)	33,016,032
June 30, 2024	8.32	7.81	9.32	8.92	(10.73)	(12.44)	25,713,056
March 31, 2024	8.27	7.73	9.18	8.73	(9.91)	(11.45)	34,122,416
December 31, 2023	7.91	6.92	8.68	8.17	(8.87)	(15.30)	38,503,054
September 30, 2023	8.39	7.47	8.96	8.38	(6.36)	(10.86)	35,094,623
June 30, 2023	8.60	8.03	8.76	8.56	(1.83)	(6.19)	24,527,314
March 31, 2023	9.36	8.26	9.15	8.23	2.30	0.36	25,059,984
As of December 31, 2024, BDJ
’
s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $8.28, $9.02, and (8.20)%, respectively.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
BME — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
December 31, 2024	$ 42.26	$ 36.92	$ 45.47	$ 40.83	(7.06) %	(9.58) %	3,271,504
September 30, 2024	42.41	39.94	46.00	43.63	(7.80)	(8.46)	1,882,708
June 30, 2024	40.88	38.45	44.28	42.28	(7.68)	(9.06)	2,131,401
March 31, 2024	42.71	40.60	43.06	42.62	(0.81)	(4.74)	2,003,876
December 31, 2023	40.46	35.53	42.18	39.01	(4.08)	(8.92)	2,698,691
September 30, 2023	40.90	38.98	43.13	41.02	(5.17)	(4.97)	2,017,234
June 30, 2023	42.93	39.55	42.91	41.26	0.05	(4.14)	1,769,337
March 31, 2023	43.68	39.34	43.03	40.48	1.51	(2.82)	1,728,269
As of December 31, 2024, BME
’
s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $37.93, $41.20, and (7.94)%, respectively.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
BST — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
December 31, 2024	$ 38.04	$ 34.86	$ 40.69	$ 37.17	(6.51) %	(6.21) %	7,229,183
September 30, 2024	38.95	33.05	40.40	34.58	(3.59)	(4.42)	9,154,401
June 30, 2024	37.95	32.97	39.28	33.96	(3.39)	(2.92)	5,952,304
March 31, 2024	37.77	32.92	36.86	33.83	2.47	(2.69)	6,442,036
December 31, 2023	34.48	29.72	34.21	30.15	0.79	(1.43)	6,323,509
September 30, 2023	35.25	30.61	34.81	31.31	1.26	(2.24)	5,818,231
June 30, 2023	34.44	30.25	34.14	30.31	0.88	(0.20)	5,884,379
March 31, 2023	34.12	28.52	32.41	28.95	5.28	(1.49)	8,051,284
As of December 31, 2024, BST
’
s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $36.56, $39.60, and (7.68)%, respectively.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
BUI — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
December 31, 2024	$ 24.37	$ 22.12	$ 24.41	$ 22.44	(0.16) %	(1.43) %	3,031,403
September 30, 2024	24.83	22.14	24.43	22.30	1.64	(0.72)	2,940,462
June 30, 2024	23.03	20.20	22.97	21.24	0.26	(4.90)	3,430,077
March 31, 2024	22.24	20.57	22.28	21.47	(0.18)	(4.19)	3,733,789
December 31, 2023	21.82	18.75	22.54	19.79	(3.19)	(5.26)	4,511,140
September 30, 2023	23.34	19.64	23.05	20.42	1.26	(3.82)	3,117,194
June 30, 2023	23.73	21.56	22.95	22.18	3.40	(2.80)	2,819,113
Shareholder Update

Shareholder Update
(unaudited)
(continued)

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
BUI — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
March 31, 2023	$ 23.98	$ 20.99	$ 22.97	$ 22.33	4.40%	(6.00) %	3,092,154
As of December 31, 2024, BUI
’
s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $23.43, $22.65, and 3.44%, respectively.
Common shares of each Trust have historically traded at both a premium and discount to NAV.
Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.

2024
BlackRock Annual Report to Shareholders

Shareholder Update
(unaudited)
(continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand BDJ
’
s financial performance for the periods presented. Certain information reflects financial results for a single common share of BDJ.

BDJ
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of year	$ 8.74	$ 9.96	$ 9.22	$ 8.70	$ 9.24
Net investment income (a)	0.18	0.18 (b)	0.16	0.17	0.17
Net realized and unrealized gain (loss)	1.86	(0.84)	1.14	0.91	(0.15)
Net increase (decrease) from investment operations	2.04	(0.66)	1.30	1.08	0.02
Distributions (c)
From net investment income	(0.08)	(0.18) (d)	(0.17)	(0.17)	(0.17)
From net realized gain	(0.67)	(0.38) (d)	(0.39)	—	—
Return of capital	—	—	—	(0.39)	(0.39)
Total distributions	(0.75)	(0.56)	(0.56)	(0.56)	(0.56)
Net asset value, end of year	$ 10.03	$ 8.74	$ 9.96	$ 9.22	$ 8.70
Market price, end of period year	$ 9.92	$ 7.77	$ 9.23	$ 8.15	$ 7.61
Total Return (e)
Based on net asset value	24.52%	(6.59)%	15.06%	13.90%	1.10%
Based on market price	38.53%	(10.39)%	20.63%	15.11%	0.63%
Ratios to Average Net Assets
Total expenses	0.87%	0.85%	0.86%	0.87%	0.86%
Total expenses after fees waived and/or reimbursed	0.87%	0.85%	0.86%	0.85%	0.85%
Net investment income	1.99%	1.85% (b)	1.73%	1.91%	1.85%
Supplemental Data
Net assets, end of year (000)	$ 1,881,675	$ 1,638,237	$ 1,868,457	$ 1,741,649	$ 1,643,508
Portfolio turnover rate	40%	34%	42%	33%	26%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.14%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

Shareholder Update

Shareholder Update
(unaudited)
(continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand BME
’
s financial performance for the periods presented. Certain information reflects financial results for a single common share of BME.

BME
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of year	$ 35.87	$ 35.69	$ 31.30	$ 36.19	$ 38.61
Net investment income (loss) (a)	0.06	0.07	0.02	0.02	(0.06)
Net realized and unrealized gain (loss)	7.66	2.51	6.77	(1.91)	4.34
Net increase (decrease) from investment operations	7.72	2.58	6.79	(1.89)	4.28
Distributions (b)
From net investment income	(0.12)	(0.07) (c)	(0.04)	(0.03)	(0.63)
From net realized gain	(2.28)	(2.33) (c)	(2.11)	(2.97)	(6.07)
Return of capital	—	—	(0.25)	—	—
Total distributions	(2.40)	(2.40)	(2.40)	(3.00)	(6.70)
Net asset value, end of year	$ 41.19	$ 35.87	$ 35.69	$ 31.30	$ 36.19
Market price, end of period year	$ 42.50	$ 36.45	$ 36.50	$ 31.75	$ 39.35
Total Return (d)
Based on net asset value	22.26%	7.26%	22.17%	(5.36)%	10.70%
Based on market price	24.15%	6.57%	23.17%	(11.71)%	8.87%
Ratios to Average Net Assets (e)
Total expenses	1.09%	1.11%	1.12%	1.15% (f)	1.13%
Total expenses after fees waived and/or reimbursed	1.09%	1.11%	1.12%	1.14%	1.12%
Net investment income (loss)	0.16%	0.19%	0.06%	0.07%	(0.14)%
Supplemental Data
Net assets, end of year (000)	$ 446,773	$ 352,675	$ 331,858	$ 270,693	$ 297,530
Portfolio turnover rate	47%	37%	38%	59%	68%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Investments in underlying funds	0.01%	0.01%	0.01%	— %	— %

(f)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.16%.

2024
BlackRock Annual Report to Shareholders

Shareholder Update
(unaudited)
(continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand BST
’
s financial performance for the periods presented. Certain information reflects financial results for a single common share of BST.

BST
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of year	$ 26.21	$ 27.73	$ 20.10	$ 19.70	$ 19.43
Net investment income (loss) (a)	(0.17)	(0.13)	(0.05)	0.00 (b)	0.03
Net realized and unrealized gain	9.92	0.37	8.96	1.60	1.44
Net increase from investment operations	9.75	0.24	8.91	1.60	1.47
Distributions (c)
From net investment income	—	— (d)	(0.05)	—	(0.03)
From net realized gain	(3.51)	(1.76) (d)	(0.22)	—	(0.01)
Return of capital	—	—	(1.01)	(1.20)	(1.16)
Total distributions	(3.51)	(1.76)	(1.28)	(1.20)	(1.20)
Net asset value, end of year	$ 32.45	$ 26.21	$ 27.73	$ 20.10	$ 19.70
Market price, end of period year	$ 33.27	$ 27.48	$ 26.69	$ 17.94	$ 17.31
Total Return (e)
Based on net asset value	37.82%	0.24%	45.73%	9.36%	8.61%
Based on market price	34.77%	9.18%	57.15%	11.08%	5.36%
Ratios to Average Net Assets
Total expenses	1.08%	1.09%	1.09%	1.10%	1.12%
Total expenses after fees waived and/or reimbursed	0.92%	0.89%	0.89%	0.90%	0.92%
Net investment income (loss)	(0.52)%	(0.43)%	(0.19)%	0.02%	0.15%
Supplemental Data
Net assets, end of year (000)	$ 742,672	$ 587,908	$ 620,300	$ 452,443	$ 443,477
Portfolio turnover rate	32%	53%	41%	74%	91%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

Shareholder Update

Shareholder Update
(unaudited)
(continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand BUI
’
s financial performance for the periods presented. Certain information reflects financial results for a single common share of BUI.

BUI
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of year	$ 18.77	$ 21.12	$ 19.42	$ 19.50	$ 22.47
Net investment income (a)	0.37	0.49	0.56	0.56	0.47
Net realized and unrealized gain (loss)	4.33	(1.39)	2.59	0.81	(1.99)
Net increase (decrease) from investment operations	4.70	(0.90)	3.15	1.37	(1.52)
Distributions (b)
From net investment income	(0.24)	(0.63) (c)	(0.47)	(0.49)	(0.42)
From net realized gain	(1.06)	(0.81) (c)	(0.98)	(0.53)	(0.54)
Return of capital	(0.15)	(0.01)	—	(0.43)	(0.49)
Total distributions	(1.45)	(1.45)	(1.45)	(1.45)	(1.45)
Net asset value, end of year	$ 22.02	$ 18.77	$ 21.12	$ 19.42	$ 19.50
Market price, end of period year	$ 22.31	$ 19.76	$ 21.62	$ 18.41	$ 16.78
Total Return (d)
Based on net asset value	25.63%	(4.40)%	16.62%	7.57%	(6.09)%
Based on market price	20.91%	(1.68)%	25.93%	18.50%	(12.45)%
Ratios to Average Net Assets
Total expenses	1.12%	1.12%	1.11%	1.13%	1.11%
Total expenses after fees waived and/or reimbursed	1.10%	1.09%	1.09%	1.13%	1.11%
Net investment income	1.78%	2.46%	2.70%	2.83%	2.24%
Supplemental Data
Net assets, end of year (000)	$ 383,337	$ 318,933	$ 357,776	$ 328,297	$ 329,747
Portfolio turnover rate	39%	28%	31%	8%	20%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

2024
BlackRock Annual Report to Shareholders

Automatic Dividend Reinvestment Plan

Pursuant to BGR, BDJ, BOE, BGY, CII, BMEZ, BME, BIGZ, BCX, BSTZ, BST and BUI
’
s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are
automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment
Plan Agent”) in the respective Trust
’
s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After BGR, BDJ, BOE, BGY, CII, BMEZ, BME, BIGZ, BCX, BSTZ, BST and BUI declare a dividend or determine to make a capital gain or other distribution, the Reinvestment
Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the
Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust
’
s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued.
However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the
Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BMEZ, BIGZ, BST and BSTZ that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in BGR, BDJ, BOE, BGY, CII, BME, BCX and BUI that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan
Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.
Automatic Dividend Reinvestment Plan

Trustee and Officer Information

Independent Trustees (a)
Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	67 RICs consisting of 102 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)
W. Carl Kester (d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2007)
Baker Foundation Professor and George Fisher Baker Jr.
Professor of Business Administration, Emeritus, Harvard
Business School since 2022; George Fisher Baker Jr.
Professor of Business Administration, Harvard Business
School from 2008 to 2022; Deputy Dean for Academic
Affairs from 2006 to 2010; Chairman of the Finance Unit,
from 2005 to 2006; Senior Associate Dean and Chairman
of the MBA Program from 1999 to 2005; Member of the
faculty of Harvard Business School since 1981.
			69 RICs consisting of 104 Portfolios	None
Cynthia L. Egan (d) 1955	Trustee (Since 2016)
Advisor, U.S. Department of the Treasury from 2014 to
2015; President, Retirement Plan Services, for T. Rowe
Price Group, Inc. from 2007 to 2012; executive positions
within Fidelity Investments from 1989 to 2007.
			69 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)
Lorenzo A. Flores 1964	Trustee (Since 2021)
Chief Financial Officer, Intel Foundry since 2024; Vice
Chairman, Kioxia, Inc. from 2019 to 2024; Chief Financial
Officer, Xilinx, Inc. from 2016 to 2019; Corporate
Controller, Xilinx, Inc. from 2008 to 2016.
			67 RICs consisting of 102 Portfolios	None
Stayce D. Harris 1959	Trustee (Since 2021)
Lieutenant General, Inspector General of the United States
Air Force from 2017 to 2019; Lieutenant General, Assistant
Vice Chief of Staff and Director, Air Staff, United States Air
Force from 2016 to 2017; Major General, Commander,
22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia
from 2014 to 2016; Pilot, United Airlines from 1990 to
2020.
			67 RICs consisting of 102 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)
J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	67 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Vestis Corporation (uniforms and facilities services)
Catherine A. Lynch (d) 1961	Trustee (Since 2016)
Chief Executive Officer, Chief Investment Officer and
various other positions, National Railroad Retirement
Investment Trust from 2003 to 2016; Associate Vice
President for Treasury Management, The George
Washington University from 1999 to 2003; Assistant
Treasurer, Episcopal Church of America from 1995 to
1999.
			69 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust

2024
BlackRock Annual Report to Shareholders

Trustee and Officer Information
(continued)
Independent Trustees (a) (continued)
Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Arthur P. Steinmetz (d) 1958	Trustee (Since 2023)
Trustee of Denison University since 2020; Consultant,
Posit PBC (enterprise data science) since 2020; Director,
ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief
Executive Officer and President of OppenheimerFunds,
Inc. from 2015, 2014 and 2013, respectively to 2019;
Trustee, President and Principal Executive Officer of
104 OppenheimerFunds funds from 2014 to 2019;
Portfolio manager of various OppenheimerFunds fixed
income mutual funds from 1986 to 2014.
			69 RICs consisting of 104 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

Interested Trustees (a)(e)
Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Trustee (Since 2018)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock’s Global Executive and Global Operating
Committees; Co-Chair of BlackRock’s Human Capital
Committee; Senior Managing Director of BlackRock, Inc.
from 2010 to 2019; oversaw BlackRock’s Strategic Partner
Program and Strategic Product Management Group from
2012 to 2019; Member of the Board of Managers of
BlackRock Investments, LLC from 2011 to 2018; Global
Head of BlackRock’s Retail and iShares
®
businesses from
2012 to 2016.
			95 RICs consisting of 268 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	97 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The
Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R.
Glenn Hubbard, 2004 and W. Carl Kester, 1995.

(d)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Multi-Asset Complex.

Trustee and Officer Information

Trustee and Officer Information
(continued)
Officers Who Are Not Trustees (a)
Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Jonathan Diorio 1980	Vice President (Since 2015)	Member of BlackRock ’ s Global Operating Committee since 2023; Managing Director of BlackRock, Inc. since 2015.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019; Executive Vice President of PIMCO from 2016 to 2019.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)
Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the
BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy
Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-
Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.
Further information about the BME
’
s, BST
’
s and BUI’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800)
882-0052.

Effective April 11, 2024, Rosie Edwards is no longer a portfolio manager of BGY.
Effective March 14, 2024, Joseph Wolfe is no longer a portfolio manager of CII. Effective March 14, 2024, Ibrahim Kanan became a portfolio manager of CII. Mr. Kanan has been employed by BlackRock since 2014. Effective November 7, 2024, Todd Burnside is no longer a portfolio manager of CII. Effective November 7, 2024, Sam Console and Sally Du became portfolio managers of CII. Mr. Console and Ms. Du have been employed by BlackRock since 2014 and 2007, respectively.

Effective February 20, 2025, Christopher Accettella, Kyle McClements, and Phil Ruvinsky are no longer portfolio managers of BIGZ. Effective February 20, 2025, Reid Menge and Tony Kim
became portfolio managers of BIGZ. Mr. Menge and Mr. Kim have been employed by BlackRock since 2014 and 2013, respectively.

2024
BlackRock Annual Report to Shareholders

Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 26, 2024 for shareholders of record on May 28, 2024 to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.
Shareholders elected the Class II Trustees as follows:

	J. Phillip Holloman		Arthur P. Steinmetz		Catherine A. Lynch
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BDJ	143,488,755	6,376,865	144,450,054	5,415,566	143,597,909	6,267,711
BGR	20,216,743	2,400,282	20,238,967	2,378,058	20,219,466	2,397,559
BOE	50,282,224	3,716,839	51,175,698	2,823,365	50,329,810	3,669,253
BME	10,554,546	336,544	10,597,301	293,789	10,544,663	346,427
BGY	83,031,565	5,599,409	83,096,420	5,534,554	83,126,553	5,504,421
BCX	63,445,771	5,524,627	63,856,742	5,113,656	63,504,741	5,465,657
BUI	15,989,739	618,921	16,016,922	591,738	16,017,830	590,830
BST	25,894,043	707,028	25,918,124	682,947	25,986,036	615,035
For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan,
Robert Fairbairn, Lorenzo A. Flores, Stayce D. Harris, R. Glenn Hubbard, W. Carl Kester and John M. Perlowski.
Shareholders elected the Class II Trustees as follows:

	R. Glenn Hubbard		W. Carl Kester		John M. Perlowski
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
CII	34,708,775	1,436,951	34,769,341	1,376,385	34,810,704	1,335,022
For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Robert
Fairbairn, Lorenzo A. Flores, Stayce D. Harris, J. Phillip Holloman, Arthur P. Steinmetz and Catherine A. Lynch.
Trust Certification
The Trusts

are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Trusts do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trusts. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trusts
’
particular investment strategies and
may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The
ESG characteristics utilized in the Trusts
’
investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Trusts
’
exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trusts
’
long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the "Plan"), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.

The distributions paid by each Trust for any particular month may be more or less than the amount of net investment income earned by each Trust during such month.
Furthermore, the final tax characterization of distributions is determined after the year-end of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital.  Each Trust’s taxable net investment income and net realized capital gains (“taxable income”)
may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Additional Information

Additional Information
(continued)

Dividend Policy (continued)
Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the  Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.
General Information
The Trusts, other than BDJ, BME, BST and BUI, do not make available copies of their Statements of Additional Information because the Trusts
’
shares, other than BDJ, BME,
BST and BUI, are not continuously offered, which means that the Statement of Additional Information of each Trust, other than BDJ, BME, BST and BUI, has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.
BDJ
’
s, BME
’
s, BST
’
s and BUI
’
s Statements of Additional Information include additional information about the Board and are available, without charge upon request by calling (800)882-0052.
The following information is a summary of certain changes since December 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
Except if noted otherwise herein, there were no changes to the Trusts
’
charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts
’
portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, shareholder reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at
blackrock.com
. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for BDJ, BME, BST and BUI only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BDJ, BME, BST and BUI only, prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trusts will mail only one copy of shareholder documents, including for BDJ, BME, BST and BUI only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The
Trusts
’
Forms N-PORT are available on the SEC’s website at
sec.gov
. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at
blackrock.com/fundreports
.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts
’
portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800)
882-0052; (2) on the BlackRock website at
blackrock.com
; and (3) on the SEC’s website at
sec.gov
.

2024
BlackRock Annual Report to Shareholders

Additional Information
(continued)

Availability of Trust Updates
BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of
blackrock.com
as well as
certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Shelf Offering Program
From time to time, BDJ, BME, BST and BUI may seek to raise additional equity capital through a Shelf Offering.  In a Shelf Offering, BDJ, BME, BST and BUI may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BDJ
’
s, BME
’
s, BST
’
s and BUI
’
s
 net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing).  While any such Shelf Offering may allow BDJ, BME, BST and BUI to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
BDJ, BME, BST and BUI filed final prospectuses with the SEC in connection with its Shelf Offering on June 2, 2023, April 26, 2022, May 10, 2022 and March 10, 2022,
respectively. This report and the prospectuses of BDJ, BME, BST and BUI are not offers to sell BDJ, BME, BST and BUI Common Shares or solicitations of an offer to buy BDJ,
BME, BST and BUI Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectuses of BDJ, BME, BST and BUI contains important information about BDJ, BME, BST and BUI, including their investment objectives, risks, charges and expenses. Investors are urged to read the prospectuses of BDJ, BME,
BST and BUI carefully and in their entirety before investing. Copies of the final prospectuses for BDJ, BME, BST and BUI can be obtained from BlackRock at
blackrock.com
.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Trust and Service Providers
Investment Adviser
BlackRock Advisors, LLC

Wilmington, DE 19809
Sub-Adviser
BlackRock International Limited
(a)

Edinburgh, EH3 8BL

United Kingdom
Accounting Agent and Custodian
State Street Bank and Trust Company

Boston, MA 02114
Transfer Agent
Computershare Trust Company, N.A.

Canton, MA 02021
(a)
For BGR, BOE, BGY, BCX and BUI.

(b)
For BDJ, BME, BST and BUI.
Distributor
BlackRock Investments, LLC
(b)

New York, NY 10001
Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Boston, MA 02110
Legal Counsel
Willkie Farr & Gallagher LLP

New York, NY 10019
Address of the
Trusts
100 Bellevue Parkway

Wilmington, DE 19809
Additional Information

Glossary of Terms Used in this Report

Currency Abbreviation
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	United States Dollar

Portfolio Abbreviation
ADR	American Depositary Receipt
CVR	Contingent Value Right
GDR	Global Depositary Receipt
JSC	Joint Stock Company
LP	Limited Partnership
PIPE	Private Investment in Public Equity
PJSC	Public Joint Stock Company
REIT	Real Estate Investment Trust
S&P	Standard & Poor ’ s
SAP	Subject to Appropriations

2024
BlackRock Annual Report to Shareholders

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Want to know more?
blackrock.com

|

800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
CEF-BK9-12/24-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Lorenzo A. Flores

Catherine A. Lynch

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services –

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Enhanced Equity Dividend Trust	$37,944	$37,944	$2,000	$4,000	$16,800	$17,648	$0	$407

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily

1

portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Enhanced Equity Dividend Trust	$18,800	$22,055

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Arthur P. Steinmetz

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

3

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – Not Applicable

Item 12 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of trustees has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Closed-End Fund Proxy Voting Policy. The Investment Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund. Copies of the Closed-End Fund Proxy Voting Policy and the BAIS Guidelines are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 882-0052, (ii) at www.blackrock.com and (iii) on the SEC’s website at http://www.sec.gov.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised Kyle G. McClements, CFA, Managing Director at BlackRock, Christopher Accettella, Director at BlackRock, Tony DeSpirito, Managing Director at BlackRock and David Zhao, Managing Director at BlackRock. Messrs. McClements, Accettella, DeSpirito and Zhao are the Fund’s portfolio managers and are jointly responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. McClements, Accettella, DeSpirito and Zhao have been members of the Fund’s portfolio management team since 2005, 2012, 2014 and 2017, respectively.

Portfolio Manager	Biography
Kyle G. McClements, CFA	Managing Director of BlackRock since 2009; Director of BlackRock from 2006 to 2008; Vice President of BlackRock in 2005; Vice President of State Street Research & Management from 2004 to 2005.
Christopher Accettella	Director of BlackRock since 2008; Vice President of BlackRock, Inc. from 2005 to 2008.
Tony DeSpirito	Managing Director of BlackRock, Inc. since 2014; Managing Principal, Portfolio Manager and Member of the Executive Committee of Pzena Investment Management from 2009 to 2014.
David Zhao	Managing Director of BlackRock, Inc. since 2016; Global Equity Senior Research Analyst and Principal at Pzena Investment Management from 2006 to 2016.

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(a)(2) As of December 31, 2024:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kyle G. McClements, CFA	16	18	0	0	0	0
	$14.11 Billion	$3.51 Billion	$0	$0	$0	$0
Christopher Accettella	16	15	0	0	0	0
	$14.11 Billion	$2.09 Billion	$0	$0	$0	$0
Tony DeSpirito	13	12	5	0	0	1
	$26.76 Billion	$6.21 Billion	$915.6 Million	$0	$0	$57.53 Million
David Zhao	13	12	5	0	0	1
	$26.76 Billion	$6.21 Billion	$915.6 Million	$0	$0	$57.53 Million

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving

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preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2024:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2024.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation - Messrs. Accettella and McClements. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds, other accounts or strategies managed by each portfolio manager. Performance is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of some funds, other accounts or strategies may not be measured against a specific benchmark. The performance of Messrs. Accettella and McClements is not measured against a specific benchmark.

Discretionary Incentive Compensation—Messrs. DeSpirito and Zhao. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: FTSE United States in GBP; MSCI All Country (AC) Americas Index; Russell 1000 Index (GBP); Russell 1000 Index (Gross Total Return); Russell 1000 Value Index (Total Return); Russell 1000 Value Index TR in GBP; Russell 1000 Value TR Customized Index

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Performance Benchmark JPY; Russell 1000, expressed in EUR; Russell MidCap Value Index; S&P United States MidSmallCap Index; S&P US MidSmallCap Index (GBP).

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($345,000 for 2024). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair

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market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2024.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Kyle G. McClements, CFA	$100,001 - $500,000
Christopher Accettella	$10,001 - $50,000
Tony DeSpirito	$100,001 - $500,000
David Zhao	$100,001 - $500,000

(b) Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – (a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended December 31, 2024.

BlackRock Enhanced Equity Dividend Trust

(1) Gross income from securities lending activities	$10,128
(2) Fees and/or compensation for securities lending activities and related services
a. Securities lending income paid to BIM for services as securities lending agent	109

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b. Collateral management expenses (including fees deducted from a polled cash collateral vehicle) not included in (a)	74
c. Administrative fees not included in (a)	0
d. Indemnification fees not included in (a)	0
e. Rebate (paid to borrowers)	9,481
f. Other fees not included in (a)	0
(3) Aggregate fees/compensation for securities lending activities	$9,664
(4) Net income from securities lending activities	$464

(b) BlackRock Investment Management, LLC (“BIM”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and BIM.

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

(d) Consent of Independent Registered Public Accounting Firm

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced Equity Dividend Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Equity Dividend Trust

Date: February 26, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Equity Dividend Trust

Date: February 26, 2025

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Enhanced Equity Dividend Trust

Date: February 26, 2025

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